Table of Contents


Chairperson's Letter                                                         2

MainStay California Tax Free Fund Highlights                                 3

$10,000 Invested in the MainStay California
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                     4

Portfolio Management Discussion and Analysis                                 5

Year-by-Year Performance                                                     6

Diversification of Holdings--Top 5                                           7

Quality Breakdown                                                            8

Returns & Lipper Rankings                                                    9

Portfolio of Investments                                                    10

Financial Statements                                                        12

Notes to Financial Statements                                               16

Report of Independent Accountants                                           21

The MainStay Funds                                                          22

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay California Tax Free Fund Highlights


1996 MARKET HIGHLIGHTS

o The California municipal market was relatively uneventful in comparison with recent years, with no strong trends or clear market direction

o Anticipation of Federal Reserve policies resulted in market turbulence during the first half of 1996, with a modest recovery in the second half of the year

o Strong performance in the equity markets drew money away from municipal securities, weakening demand, while supply remained moderately higher than in 1995

o Controversy over flat tax proposals receded into the background during this election year, reducing investor concerns about the future prospects for tax-exempt securities


1996 FUND HIGHLIGHTS

o One-year total returns of 3.44% and 3.10% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o Both share classes underperformed the average Lipper+ California municipal debt fund for the 12 months ended 12/31/96

o A neutral duration helped the Fund perform generally in line with the market, while geographic and sector diversification helped manage risk

o    Disciplined security selection assisted performance


----------
+ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
California Tax Free Fund versus
Lehman Brothers Municipal Bond
Index and Inflation


CLASS A SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

               MainStay
               California               Lehman Brothers
               Tax Free Fund            Muni Bond Index*         Inflation+
--------------------------------------------------------------------------------
10/1/91        $ 9,550                  $10,000                  $10,000
12/91          $ 9,747.6                $10,335                  $10,051
12/92          $10,510.1                $11,247                  $10,349
12/93          $11,845.2                $12,628                  $10,632
12/94          $11,266.7                $11,975                  $10,908
12/95          $12,976.5                $14,066                  $11,192
12/96          $13,422.6                $14,689                  $11,563


[GRAPHIC] MainStay California Tax Free Fund

[GRAPHIC] Lehman Brothers Muni Bond Index*

[GRAPHIC] Inflation+


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

               MainStay
               California               Lehman Brothers
               Tax Free Fund            Muni Bond Index*         Inflation+
--------------------------------------------------------------------------------
10/1/91        $10,000                  $10,000                  $10,000
12/91          $10,206.9                $10,335                  $10,051
12/92          $11,005.3                $11,247                  $10,349
12/93          $12,403.4                $12,628                  $10,632
12/94          $11,797.6                $11,975                  $10,908
12/95          $13,556.8                $14,066                  $11,192
12/96          $13,836.9                $14,689                  $11,563


[GRAPHIC] MainStay California Tax Free Fund

[GRAPHIC] Lehman Brothers Muni Bond Index*

[GRAPHIC] Inflation+


----------
     The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Returns shown reflect the Contingent Deferred Sales Charge (CDSC) of 1%, as it would apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo of California Tax Free Fund Team

CALIFORNIA TAX FREE FUND TEAM

James Flood and Ravi Akhoury


Generally speaking, 1996 was an uneventful year in the California municipal bond markets, particularly compared to previous years, which saw problems in Orange County and Los Angeles. For the 12 months ended December 31, 1996, there were no major blow-ups, defaults, or political events to which municipal investors needed to respond. As a result, general economic trends and supply and demand factors were the primary forces driving the California municipal market throughout the year.

The state is also benefiting from the diversification of its economy, which previously depended largely on defense spending, agriculture, and real estate. During the first half of 1996, California municipal securities were less affected by Federal Reserve policies than by the market's anticipation of how those policies might change. As it happened, over the course of the year, the Fed only adjusted rates once, and then by only 25 basis points.

As the economy began to pick up in the second and third quarters, interest rates started to rise, which took a toll on municipal securities. On average, California municipal funds closed the first half of the year with negative returns. Early in the fourth quarter, however, the municipal market rallied as the economy showed signs of slowing. The result was positive for most municipal investors, with the average Lipper++ California municipal debt fund providing a positive 3.65% total return for the 12 months ended December 31, 1996.

In this context, how did the MainStay California Tax Free Fund perform?

For the 12 months ended December 31, 1996, the MainStay California Tax Free Fund posted total returns of 3.44% and 3.10% for Class A and Class B shares, respectively, excluding all sales charges. While the Fund generally attempts to perform in line with the market during much of the year, these results were below the total return of the average Lipper California municipal debt fund over the same period.

What factors primarily contributed to the Fund's underperformance?

We believe that duration is the single most important factor affecting the performance of a municipal portfolio. Throughout the


[GRAPHIC]


Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Duration
--------
A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


----------
++ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
[GRAPHIC]


Insured credits
---------------
Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

Yield spread
------------
The difference in yield between securities in different market sectors, such as Treasury securities and municipal bonds--or between different securities in a single sector, such as municipal bonds with different credit ratings.


YEAR-BY-YEAR PERFORMANCE

--------------------------------------------------------------------------------
[GRAPHIC]


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                                       Total
                                      Return
Year-end                                 %
------------------------------------------------
12/91                               2.07
12/92                               7.79
12/93                              12.71
12/94                              -4.92
12/95                              15.18 Class A
12/95                              14.91 Class B
12/96                               3.44 Class A
12/96                               3.10 Class B

----------
Returns are for Class A shares unless otherwise noted. See footnote * on page 9 for more information on performance.

--------------------------------------------------------------------------------
year, we tried to maintain a relatively neutral duration for the Fund to keep from being blindsided by changes in interest rates and market sentiment. While a longer duration can offer more opportunity when the markets are favorable, it also presents greater risk if the market declines.

How did your duration strategy affect the Fund's performance?

We had mixed results over the course of the year. In the second quarter, we extended our duration a bit beyond neutral and it had a negative impact. But we made a prompt and disciplined return to a neutral duration when we saw the strategy wasn't paying off. Later in the year, we extended the Fund's duration once again, and when the market rallied in October and November, that move had a positive impact on the Fund's performance. In fact, the Fund achieved most of its gains during the fourth quarter.

What other strategic moves have you made in 1996?

The Fund seeks to provide a high level of current income free from regular federal income tax and California personal income tax, consistent with the preservation of capital. So our management strategies must take both performance and quality into account. As the number of insured credits continues to grow, opportunities to provide performance enhancements are becoming increasingly scarce. As a result, we've tried to find uninsured issues with attractive price, value, and quality characteristics.

Can you give us an example?

We've identified potential opportunities among BBB-rated hospital issues, which we've selectively purchased over time. We feel many of these issues can offer attractive risk/reward relationships. AAA-rated bonds may represent the highest quality, but typically provide the lowest yields. While A-rated bonds are not quite as strong from a quality standpoint, generally they offer higher yields. During the year, however, the difference in yield between these securities, also known as the yield spread, dropped to as little as 10 to 15 basis points. The Fund's investments took advantage of the wider spreads, or more significant yield advantages, of BBB-rated issues. The Fund's BBB-rated hospital

[GRAPHIC]


DIVERSIFICATION OF HOLDINGS--TOP 5 AS OF 12/31/96


[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

-----------------------------------------------
Utility -- Electric & Water              16.5%
Transportation                           15.7%
Education                                13.7%
Health                                   11.3%
Pollution Control                         9.9%
All Other                                32.9%


----------
Note: Actual percentages will vary over time.


issues have performed well and have helped contribute positively to performance.

Were there particular bonds that did well?

We bought a Riverdale California Community Hospital bond that benefited as the market moved up and the hospital sector did well. This issue in particular traded better than other BBB hospitals, so our security selection helped in this instance. We currently believe that the higher yields of these BBB bonds should more than compensate for their lower quality, and we're continuing to closely monitor their performance.

What other bonds were positive performers during the year?

There were several. We bought Foothill-Eastern Transportation zero coupon bonds that were issued for a toll road that's under construction. The bond is rated BBB and provides an attractive yield. Not only did this issue help us maintain an appropriate duration for the Fund, but we feel it may also appreciate in price as the project nears completion. Mohave California Water Agency bonds performed relatively well, due largely to the fact that we purchased the security when the market was low. We also bought California Pollution Control San Diego Gas & Electric bonds when noncallable bonds were relatively attractive. The timing of this purchase also helped the Fund in terms of overall performance.

What else contributed to the Fund's performance?

Prerefundings can contribute to performance and we look for issues with characteristics that may make them attractive prerefunding candidates. A Los Angeles County California Transportation Commission Sales Tax issue was prerefunded this year, which helped boost the Fund's performance.

Would you say the Fund is widely diversified throughout the state and by type of issuer?

Yes we would. While state tax free bond funds in general tend to have natural constraints on diversification, we seek to spread risk across a variety of municipal issuers, sectors, geographic regions, maturities, coupons, and types of securities. That way, the Fund seeks to


[GRAPHIC]


Prerefunding
------------
Returning principal prior to the initial date at which a bond can be called or "refunded" (usually 10 years after issuance). In order to prerefund, the issuer must return the par value of the bond and provide or guarantee interest payments through the initial call date.

--------------------------------------------------------------------------------
[GRAPHIC]


Supply and demand
-----------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.


A small portion of income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

--------------------------------------------------------------------------------
offer investors a measure of protection if problems arise in any particular sector or if any particular coupon goes out of favor.

Did that happen in 1996?

The Fund had a few 4.75% coupon California municipal bonds, but they did not perform as well as we felt they should. Although these bonds generally perform well under different interest rate scenarios, we felt demand for this particular coupon was declining so we decided to reduce the Fund's exposure in that area. While the bonds had weakened a bit, we think the decision was a positive one in terms of controlling risk.

How did supply and demand affect the portfolio in 1996?

While the supply of California municipal bonds was moderate, demand decreased as investors poured money into the equity markets. The effect was negative for the Fund and the municipal markets in general. Another difficulty for the market as a whole has been a reduction in the number of municipal bond dealers, which has reduced the liquidity of municipal bonds overall.

What's your outlook for 1997?

We think California municipal bonds still represent value, particularly for California residents in high tax brackets. Barring any major upsets in 1997, we believe interest rate movements, economic trends, and inflation concerns will continue to be the major determinants of value. We'll continue to search for opportunities and manage the Fund's duration and quality to seek attractive current yields while preserving capital for the Fund's shareholders.


Ravi Akhoury
James Flood
Portfolio Managers


QUALITY BREAKDOWN AS OF 12/31/96


[GRAPHIC]


------------------------------------
AAA                           52.5%
AA                             4.6%
A                             27.4%
BBB                           12.8%
Cash & Equivalents             2.7%


----------
Note: Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                      1 year          5 years      Life of Fund through 12/31/96
Class A               3.44%           6.61%                   6.69%
Class B               3.10%           6.49%                   6.58%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                      1 year          5 years      Life of Fund through 12/31/96
Class A               -1.22%          5.63%                   5.76%
Class B               -1.90%          6.18%                   6.43%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
                      1 year          5 years      Life of Fund through 12/31/96
Class A               61 out of       33 out of             32 out of
                      95 funds        49 funds              47 funds
Class B               72 out of       n/a                   n/a
                      95 funds
Average Lipper
CA municipal
debt fund             3.65%           6.81%                 6.97%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
                   NAV 12/31/96       Income             Capital Gains
Class A               $9.78           $0.4958               $0.0000
Class B               $9.75           $0.4521               $0.0000
================================================================================


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect the assumption of certain Fund expenses by the Fund's administrator and adviser. Had these expenses not been assumed, total return figures would have been lower. This expense limitation may be terminated or revised at any time.

     Class B shares, first offered on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to .50%. Performance figures for this class include the historical performance of the respective Class A shares from inception (10/1/91) through 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering through 12/31/96. Class B shares were first offered to the public on 1/3/95; Class A shares on 10/1/91.


[GRAPHIC]

MainStay California Tax Free Fund

                                                 Principal
                                                   Amount           Value
                                                 ---------------------------
LONG-TERM MUNICIPAL BONDS (97.3%)+

CALIFORNIA (97.3%)
Baldwin Park California Unified
  School District
  (zero coupon), due 8/1/17 ..............       $1,255,000      $   389,050
California Housing Finance Agency
  Revenue, Home Mortgage
  Series C
  8.30%, due 8/1/19 (a) ..................           35,000           36,269
California Pollution Control Financing
  Authority Revenue
  Pacific Gas & Electric Co.
  Series A
  8.20%, due 12/1/18 .....................          900,000          931,239
  Series B
  8.875%, due 1/1/10 (a) (b) .............          750,000          793,335
  San Diego Gas & Electric Co.
  Series A
  5.90%, due 6/1/14 ......................        1,000,000        1,047,500
California State Veterans
  General Obligation, Series AW
  7.70%, due 4/1/12 (a) ..................          880,000          930,600
California Statewide Community
  Development Corp.
  5.00%, due 10/1/23 .....................        1,000,000          911,250
  7.00%, due 9/1/09 ......................          285,000          308,513
Clovis California Unified School District
  Series D
  (zero coupon), due 8/1/10 ..............        1,800,000          859,500
East Bay Municipal Utilities
  District Water System Revenue
  4.75%, due 6/1/21 ......................        1,000,000          885,000
Eden Township Hospital District
  Revenue
  7.40%, due 11/1/19 .....................          770,000          809,463
Escondido California Union High
  School District
  (zero coupon), due 11/1/12 .............        1,350,000          560,250
Foothill-Eastern Transportation
  Corridor Agency, Toll Road
  Revenue, Series A
  (zero coupon), due 1/1/24 ..............        3,000,000          551,250
  (zero coupon), due 1/1/27 ..............        1,000,000          150,000
  5.00%, due 1/1/35 ......................        1,100,000          933,625
Irvine California Unified School District
  Special Tax Community Facilities
  Series A
  8.10%, due 11/15/13 ....................        1,250,000        1,364,063
Los Angeles California Harbor
  Department Revenue
  8.70%, due 9/1/15 ......................          540,000          600,750
Los Angeles County
  Metropolitan Transportation
  Authority, Sales Tax Revenue
  Series A
  5.00%, due 7/1/25 ......................        1,050,000          964,687
Los Angeles County California
  Transportation Commission Sales
  Tax Revenue, Series A
  7.40%, due 7/1/15 ......................          400,000          431,000
Mojave California Water Agency
  Improvement District, Morongo
  Basin
  5.80%, due 9/1/22 ......................        1,000,000        1,010,000
Northern California Power Agency
  Public Power Revenue
  Hydroelectric Project 1
  7.15%, due 7/1/24 ......................        1,470,000        1,541,662
Oakland California Revenue, Series A
  7.60%, due 8/1/21 ......................        1,050,000        1,123,500
Port of Oakland
  Port Revenue, Series A
  7.60%, due 11/1/16 (a) .................          500,000          514,705
Riverside California Hospital Revenue
  Riverside Community Hospital
  Series A
  6.75%, due 11/1/15 .....................          515,000          518,862
Sacramento California Municipal
  Utilities District Electric Revenue
  Series A
  6.25%, due 8/15/10 .....................          500,000          551,875
Santa Cruz County Public
  Financing Authority Revenue
  Tax Allocation, Series B
  7.625%, due 9/1/21 .....................          825,000          916,781
South Coast Air Quality Management
  District, Building Corp. California
  Revenue, Series B
  (zero coupon), due 8/1/06 ..............          500,000          308,125
Southern California Public Power
  Authority Project Revenue
  Mead-Phoenix, Series A
  4.875%, due 7/1/20 .....................          940,000          838,950
Stockton California Health Facilities
  Revenue, St. Joseph Medical
  Center, Series A
  5.50%, due 6/1/23 ......................        1,000,000          977,500
Walnut California Improvement
  Agency Tax Allocation
  7.90%, due 9/1/09 ......................          750,000          804,375
                                                                 -----------
Total Long-Term Municipal Bonds
  (Cost $22,393,711) .....................                        22,563,679
                                                                 -----------


----------
+    Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1996


                                                 Principal
                                                   Amount           Value
                                                 ===========================
SHORT-TERM INVESTMENT (1.3%)
California Health Facilities Financing
  Authority Revenue, St. Joseph
  Health Systems, Series B
  2.20%, due 7/1/13 (c) ..................       $  300,000      $   300,000
                                                                 -----------
Total Short-Term Investment
  (Cost $300,000) ........................                           300,000
                                                                 -----------
Total Investments
  (Cost $22,693,711) (d) .................             98.6%      22,863,679(e)
Cash and Other Assets, Less
  Liabilities ............................              1.4          323,792
                                                 ----------      -----------
Net Assets ...............................            100.0%     $23,187,471
                                                 ==========      ===========
                                                 Contracts       Unrealized
                                                   Long         Depreciation
                                                 ===========================
FUTURES CONTRACTS (0.0%) (f)
Municipal Bond
  March 1997 (30 year) ...................                3      $      (844)
                                                                 -----------
Total Futures Contracts
  (Settlement Value $348,187) ............                       $      (844)(g)
                                                                 ===========

----------
(a)  Interest on these securities is subject to alternative minimum tax.
(b)  Segregated or partially segregated as collateral for futures contracts.
(c) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1996 net unrealized appreciation was $169,968, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $474,559 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $304,591.
(f)  Less than one tenth of a percent.
(g) Represent the difference between the value of the contracts at the time they were opened and the value at December 31, 1996.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value (identified cost $22,693,711) .............................          $ 22,863,679
Cash .........................................................................................                40,966
Receivables:
  Interest ...................................................................................               362,653
  Fund shares sold ...........................................................................                    98
Other assets .................................................................................                    14
                                                                                                        ------------
   Total assets ..............................................................................            23,267,410
                                                                                                        ------------
LIABILITIES:
Payables:
  NYLIFE Distributors ........................................................................                15,194
  Transfer agent .............................................................................                 4,965
  Adviser ....................................................................................                 4,932
  Fund shares redeemed .......................................................................                 3,890
  Custodian ..................................................................................                 2,531
  Trustees ...................................................................................                   178
Accrued expenses .............................................................................                43,818
Variation margin payable on futures contracts ................................................                 4,431
                                                                                                        ------------
   Total liabilities .........................................................................                79,939
                                                                                                        ------------
Net assets ...................................................................................          $ 23,187,471
                                                                                                        ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
 unlimited number of shares authorized:
  Class A ....................................................................................          $     18,499
  Class B ....................................................................................                 5,217
Additional paid-in capital ...................................................................            23,151,857
Accumulated undistributed net investment income ..............................................                 3,129
Accumulated net realized loss on investments .................................................              (160,355)
Net unrealized appreciation on investments ...................................................               169,124
                                                                                                        ------------
Net assets ...................................................................................          $ 23,187,471
                                                                                                        ============
CLASS A
Net assets applicable to outstanding shares ..................................................          $ 18,098,050
                                                                                                        ============
Shares of beneficial interest outstanding ....................................................             1,849,908
                                                                                                        ============
Net asset value per share outstanding ........................................................          $       9.78
Maximum sales charge (4.50% of offering price) ...............................................                  0.46
                                                                                                        ------------
Maximum offering price per share outstanding .................................................          $      10.24
                                                                                                        ============

CLASS B
Net assets applicable to outstanding shares ..................................................          $  5,089,421
                                                                                                        ============
Shares of beneficial interest outstanding ....................................................               521,745
                                                                                                        ============
Net asset value per share outstanding ........................................................          $       9.75
                                                                                                        ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Interest ...................................................................................          $  1,402,431
                                                                                                        ------------
Expenses:
  Administration .............................................................................                56,535
  Advisory ...................................................................................                56,535
  Service ....................................................................................                56,535
  Shareholder communication ..................................................................                52,560
  Transfer agent .............................................................................                29,636
  Professional ...............................................................................                19,930
  Custodian ..................................................................................                12,447
  Distribution--Class B ......................................................................                 9,459
  Amortization of organization expense .......................................................                 6,559
  Registration ...............................................................................                 3,365
  Trustees ...................................................................................                   612
  Miscellaneous ..............................................................................                 9,149
                                                                                                        ------------
   Total expenses before reimbursement .......................................................               313,322
Expense reimbursement from Adviser and Administrator .........................................               (22,456)
                                                                                                        ------------
   Net expenses ..............................................................................               290,866
                                                                                                        ------------
Net investment income ........................................................................             1,111,565
                                                                                                        ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions ......................................................................                97,679
  Futures transactions .......................................................................              (121,689)
                                                                                                        ------------
Net realized loss on investments .............................................................               (24,010)
                                                                                                        ------------
Net change in unrealized appreciation on investments:
  Security transactions ......................................................................              (279,095)
  Futures transactions .......................................................................                  (844)
                                                                                                        ------------
Net unrealized loss on investments ...........................................................              (279,939)
                                                                                                        ------------
Net realized and unrealized loss on investments ..............................................              (303,949)
                                                                                                        ------------
Net increase in net assets resulting from operations .........................................          $    807,616
                                                                                                        ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                     Year ended       Year ended
                                                                                    December 31,     December 31,
                                                                                        1996             1995
                                                                                    ------------     ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ........................................................    $  1,111,565     $    984,910
  Net realized gain (loss) on investments ......................................         (24,010)         393,085
  Net change in unrealized appreciation (depreciation) on investments ..........        (279,939)       1,299,698
                                                                                    ------------     ------------
  Net increase in net assets resulting from operations .........................         807,616        2,677,693
                                                                                    ------------     ------------
Dividends to shareholders:
  From net investment income:
   Class A .....................................................................        (950,302)        (933,088)
   Class B .....................................................................        (186,583)         (50,283)
                                                                                    ------------     ------------
     Total dividends to shareholders ...........................................      (1,136,885)        (983,371)
                                                                                    ------------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .....................................................................       1,110,752        2,897,464
   Class B .....................................................................       3,213,809        1,997,817
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A .....................................................................         549,718          500,698
   Class B .....................................................................         117,399           41,776
                                                                                    ------------     ------------
                                                                                       4,991,678        5,437,755
  Cost of shares redeemed:
   Class A .....................................................................      (3,046,980)      (1,874,383)
   Class B .....................................................................        (215,790)        (136,962)
                                                                                    ------------     ------------
     Increase in net assets derived from capital share transactions ............       1,728,908        3,426,410
                                                                                    ------------     ------------
     Net increase in net assets ................................................       1,399,639        5,120,732

NET ASSETS:
Beginning of year ..............................................................      21,787,832       16,667,100
                                                                                    ------------     ------------
End of year ....................................................................    $ 23,187,471     $ 21,787,832
                                                                                    ============     ============
Accumulated undistributed net investment income ................................    $      3,129     $     28,449
                                                                                    ============     ============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                      Class A
                                                                                 ---------------------------------------------------
                                    Class A    Class B      Class A    Class B   September 1         Year Ended         October 1,
                                    ------      ------      ------      ------     through            August 31          1991(a)
                                        Year ended              Year ended       December 31     ------------------     through
                                     December 31, 1996       December 31, 1995       1994*        1994        1993   August 31, 1992
                                    ------------------      ------------------      ------       ------      ------  ---------------
Net asset value at
  beginning of period ...........   $ 9.95      $ 9.91      $ 9.10      $ 9.10      $ 9.57       $10.38      $ 9.90      $ 9.55
                                    ------      ------      ------      ------      ------       ------      ------      ------
Net investment income ...........     0.49        0.45        0.50        0.52        0.17         0.53        0.55        0.45
Net realized and unrealized gain
  (loss) on investments .........    (0.16)      (0.16)       0.85        0.81       (0.47)       (0.51)       0.64        0.30
                                    ------      ------      ------      ------      ------       ------      ------      ------
Total from investment
  operations ....................     0.33        0.29        1.35        1.33       (0.30)        0.02        1.19        0.75
                                    ------      ------      ------      ------      ------       ------      ------      ------
Less dividends and distributions:
From net investment income ......    (0.50)      (0.45)      (0.50)      (0.52)      (0.17)       (0.52)      (0.59)      (0.40)
From net realized gain
  on investments ................       --          --          --          --          --        (0.31)      (0.12)         --
                                    ------      ------      ------      ------      ------       ------      ------      ------
Total dividends and distributions    (0.50)      (0.45)      (0.50)      (0.52)      (0.17)       (0.83)      (0.71)      (0.40)
                                    ------      ------      ------      ------      ------       ------      ------      ------
Net asset value at end of period    $ 9.78      $ 9.75      $ 9.95      $ 9.91      $ 9.10       $ 9.57      $10.38      $ 9.90
                                    ======      ======      ======      ======      ======       ======      ======      ======
Total investment return (b) .....     3.44%       3.10%      15.18%      14.91%      (3.11%)       0.12%      12.58%       8.02%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income .........      5.0%        4.7%        5.3%        5.1%        5.5%+        5.4%        5.6%        5.6%+
  Net expenses ..................     1.24%       1.49%       1.24%       1.49%       0.99%+       0.99%       0.99%       0.99%+
  Expenses (before
   reimbursement) ...............      1.3%        1.6%        1.4%        1.7%        1.2%+        1.1%        1.2%        1.6%+
Portfolio turnover rate .........       79%         79%        107%        107%         24%          96%        154%         87%
Net assets at end of
  period (in 000's) .............  $18,098      $5,089     $19,825      $1,963     $16,667      $17,356     $14,603     $10,085


----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Commencement of operations.
(b) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay California Tax Free Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares, whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the New York Stock Exchange will not be reflected in

Notes to Financial Statements


the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

Organization Costs. Costs incurred in connection with the Fund's initial organization and registration amounted to $44,749 for the Fund. Such costs were amortized over 60 months beginning at the commencement of operations of the Fund.

MainStay California Tax Free Fund


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration of Credit Risk. The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California and the Commonwealth of Puerto Rico.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.25% of the average daily net assets of the Fund.

The Adviser and the Administrator have voluntarily agreed to reimburse the expenses for the Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B shares, respectively, of the average daily net assets. The expense reimbursement to the Fund for the year ended December 31, 1996 was $22,456.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Notes to Financial Statements continued


Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $35,009 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemptions of Class B shares of $2,008 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1996, NYLIFE Securities and NYLIFE Distributors held shares of Class A with a net asset value of $97,800 and $3,652,589, respectively, which represents 0.5% and 20.2%, respectively, of the Class A net assets at year end.

MainStay California Tax Free Fund


Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $564.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $664 for the year ended December 31, 1996.


Note 4--Federal Income Tax:

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards of $161,199 are available to the extent provided by regulations to offset future realized gains of the Fund through 2004. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.


Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $18,846 and $17,024, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                            Year Ended December 31
                                                         1996                    1995
                                                 --------------------     -------------------
                                                 Class A      Class B     Class A     Class B
                                                 -------      -------     -------     -------
Shares sold ..............................         114          334         304         208
Shares issued in reinvestment of dividends          57           12          52           4
                                                  ----         ----        ----        ----
                                                   171          346         356         212
Shares redeemed ..........................         313           22         196          14
                                                  ----         ----        ----        ----
Net increase (decrease) ..................        (142)         324         160         198
                                                  ====         ====        ====        ====

Report of Independent Accountants


To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay California Tax Free Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of Fund] S&P 500*                                 of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return potential
 International Equity Fund  graph indicating     international stock markets with         of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth      You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of Fund] for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for    You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth      may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income            into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||     Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
CALIFORNIA TAX FREE FUND    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                           California Tax Free Fund
--------------------------------------------------------------------------------


                               1996 Annual Report

                               December 31, 1996


                              [LOGO] MainStay(R)
                                     Funds


                              Officers & Trustees

                        Alice T. Kane     Chairperson and Trustee
                        Walter W. Ubl     President, Chief Executive
                                          Officer, and Trustee
                      Edward J. Hogan     Trustee
                        Harry G. Hohn     Trustee
             Nancy Maginnes Kissinger     Trustee
                     Terry L. Lierman     Trustee
                  Donald E. Nickelson     Trustee
                       Donald K. Ross     Trustee
                  Richard S. Trutanic     Trustee
                   Jefferson C. Boyce     Senior Vice President
                     Anthony W. Polis     Chief Financial Officer
                   Richard W. Zuccaro     Tax Vice President
                  A. Thomas Smith III     Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel


[LOGO] MainStay(R) Funds


NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay California Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.
[GRAPHIC]                                                           MSAN04 (297)

Table of Contents


Chairperson's Letter                                                  2

MainStay Capital Appreciation Fund
Highlights                                                            3

$10,000 Invested in the MainStay
Capital Appreciation Fund versus S&P 500
and Inflation--Class A & Class B Shares                               4

Portfolio Management Discussion and Analysis                          5

Year-by-Year Performance                                              6

Diversification by Industry--Top 5                                    7

Portfolio Composition                                                 8

Returns & Lipper Rankings                                             9

Top 10 Equity Holdings                                               10

10 Largest Purchases                                                 10

10 Largest Sales                                                     10

Portfolio of Investments                                             11

Financial Statements                                                 14

Notes to Financial Statements                                        18

Report of Independent Accountants                                    22

The MainStay Funds                                                   24

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay Capital Appreciation Fund Highlights


1996 MARKET HIGHLIGHTS

o Despite unusual volatility, the stock market had a strong year in 1996, with the S&P 500 Index+ rising 22.94%

o Throughout the year, investors focused on interest rates, inflation, and the possibility of Federal Reserve action

o Stocks declined sharply in June and July, but recovered through the second half of the year

o While growth stocks did well through the first nine months, value stocks were stronger in the fourth quarter

o Most of the stock market's gains were concentrated in a small number of stocks


1996 FUND HIGHLIGHTS

o One-year total returns of 19.16% and 18.56% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o Both share classes outperformed the average Lipper++ capital appreciation fund, which returned 16.31% for the 12 months ended 12/31/96

o The Fund's financial, technology, and energy stocks contributed positively to performance

o Health care stocks tended to underperform, as did certain media issues which were sold in the first and second quarters

o    During 1996, the Fund's track record exceeded ten years


----------
+    See page 4 for more information on the S&P 500 Index.
++ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
Capital Appreciation Fund versus
S&P 500 and Inflation


CLASS A SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                                                       MainStay Capital
                                                         Appreciation
                       S&P 500        Inflation             Fund
--------------------------------------------------------------------------------
5/1/86                 $10,000          $10,000          $ 9,450.00
12/86                  $10,518          $10,193          $ 9,113.82
12/87                  $11,070          $10,644          $ 8,915.07
12/88                  $12,903          $11,113          $ 9,142.21
12/89                  $16,983          $11,629          $11,524.50
12/90                  $16,457          $12,355          $11,998.70
12/91                  $21,460          $12,724          $20,201.50
12/92                  $23,093          $13,100          $22,423.60
12/93                  $25,412          $13,459          $25,565.90
12/94                  $25,747          $13,809          $25,176.30
12/95                  $35,412          $14,168          $34,185.90
12/96                  $43,536          $14,637          $40,736.10
Year ended


[GRAPHIC] MainStay Capital Appreciation Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                                                      MainStay Capital
                                                        Appreciation
                       S&P 500        Inflation             Fund
--------------------------------------------------------------------------------
5/1/86                 $10,000          $10,000          $10,000.00
12/86                  $10,518          $10,193          $ 9,644.25
12/87                  $11,070          $10,644          $ 9,433.94
12/88                  $12,903          $11,113          $ 9,674.30
12/89                  $16,983          $11,629          $12,195.20
12/90                  $16,457          $12,355          $12,697.00
12/91                  $21,460          $12,724          $21,377.20
12/92                  $23,093          $13,100          $23,728.70
12/93                  $25,412          $13,459          $27,053.90
12/94                  $25,747          $13,809          $26,641.60
12/95                  $35,412          $14,168          $35,994.20
12/96                  $43,536          $14,637          $42,674.30
Year ended


[GRAPHIC] MainStay Capital Appreciation Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


----------
     The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo of Capital Appreciation Fund Team

CAPITAL APPRECIATION FUND TEAM

Bob Centrella, Edmund Spelman, Rudy Carryl, and Eileen Cook


Growth stocks had another outstanding year in 1996, with the S&P 500 returning 22.94%, as of 12/31/96--more than twice the average annual total return for the previous 70 years.++ Unlike 1995, however, the gains were mostly concentrated in a small number of issues. Throughout the year, investors tried to anticipate the Federal Reserve's interest rate moves, as they watched carefully for signs of impending inflation and reacted quickly and decisively to negative earnings reports.

A sharp decline in small capitalization stocks in May was followed by a broader correction in June and July, making stocks much more volatile than in recent years. While the market recovered strongly in the second half, by the fourth quarter, investors had shifted their focus from growth equities to value stocks.

For the entire year, the leading industries included energy, banks, and technology, including semiconductors, computers, and software. Footwear companies stepped ahead, while trucking, steel, and factory equipment lagged the market. Media and health care generally underperformed the market. In general, stock performance was strengthened by huge inflows of cash into equity mutual funds which invest in the market. Despite heavy volatility and variable results in different industries, for the 12 months ended 12/31/96, the average Lipper(ss.) capital appreciation fund returned 16.31%.

Given this context, how did the MainStay Capital Appreciation Fund do in 1996?

The Fund performed very well. For the year ended December 31, 1996, the MainStay Capital Appreciation Fund returned 19.16% and 18.56% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes outperformed the average Lipper capital appreciation fund.

How did you manage the Fund during 1996?

We use a bottom-up investment approach, evaluating each stock on its individual merits. When we buy stocks where we see fundamental value and strong growth characteristics, we are often rewarded, even when it takes us in a different direction than other growth managers. For example, in 1996, we were overweighted in financial stocks all year long. Many growth managers don't like financial issues, but we felt some had potential for bottom line growth in excess of 15%. We weren't betting on where interest rates were headed. We felt that we'd found


[GRAPHIC]


Inflation
---------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Capitalization
--------------
Standard & Poor's defines capitalization as the market value of outstanding common shares.

Bottom-up
investing
---------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.


----------
++    Source: Ibbotson Associates, Chicago.
(ss.) See footnote and table on page 9 for more information on Lipper Analytical
      Services, Inc.

--------------------------------------------------------------------------------
[GRAPHIC]


YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                              Total
                             Return
Year-end                        %
--------------------------------------------
12/86                         -3.56
12/87                         -2.18
12/88                          2.55
12/89                         26.06
12/90                          4.12
12/91                         68.36
12/92                         11.00
12/93                         14.01
12/94                         -1.52
12/95                         35.79 Class A
12/95                         35.11 Class B
12/96                         19.16 Class A
12/96                         18.56 Class B


----------
Returns are for Class B shares unless otherwise noted. See footnote * on page 9 for more information on performance.

--------------------------------------------------------------------------------
stocks that could perform well because of their inherent strengths. As it happened, the Federal Reserve didn't make any major moves during the year, and financial stocks did very well.

Can you be more specific?

Certainly. Green Tree Financial is a leading financial services company that provides financing for purchases of manufactured homes and site-built home improvements. The company's bottom line is growing rapidly and the stock is trading at an attractive valuation relative to its earnings potential. We held the stock all year, and even though it had some ups and downs, overall, it returned 46%* for the portfolio.

Were there other attractive financial stocks?

Yes, there were. SunAmerica is an annuity company that did particularly well in the fourth quarter. For the year, it was up 91%, and it had the greatest positive impact of any stock in the Fund's portfolio. First USA is one of the nation's largest credit card companies, and Travelers Group is a diversified financial company with Smith Barney as its crown jewel. Both of these stocks did very well for the Fund during the year. The former became the target of a takeover by Banc One in January 1997. Unfortunately, we also had some disappointments in the financial sector. In the second quarter, we reduced our exposure to financial services stocks and sold Bank of New York and Barnett Banks, both of which went to all-time highs after we cut our positions. While we sold at a profit, we missed some opportunities there.

What other stocks did you sell during the year?

We sold several of our media stocks, including Viacom, News Corp, and Tele-Communications International, where earnings estimates were coming down and fundamentals were deteriorating. The decision turned out to be a wise one, since these stocks have generally underperformed the market. In the third quarter, we also sold two airline stocks--Southwest and Atlantic Southeast. Again, we were convinced that the fundamentals were weakening and our decision was sound. While they've recovered a bit from where we sold them, on a relative basis, they've both underperformed the market.


[GRAPHIC]


Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.


----------
* Returns reflect performance during the period securities were held in the Fund.

[GRAPHIC]


DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/96

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                                   Percent
------------------------------------------
Financial Services                 12.4%
Retail                              9.1%
Health Care                         9.1%
Technology                          9.0%
Software                            6.3%
All Other                          54.1%


----------
Note: Actual percentages will vary over time.


What did you buy during the year?

One of our most important purchases was Nike, which we bought in the first quarter. The company manufactures and markets a wide range of high-quality footwear, apparel, and accessory products, and its fundamentals have continued to improve. The company benefited from the Olympic games in Atlanta and their future orders are very strong. Over the course of the year, the stock returned 54% for the Fund. Another stock we bought in the first quarter was Safeway, a leading supermarket chain that showed strong growth characteristics, based on our proprietary evaluation techniques. Safeway returned 44% for the Fund in 1996.

Are there other names that did well?

We saw strong performance from Tyco International, a diversified company that manufactures everything from fire safety systems to disposable medical products to fiber optic cable. Earnings are growing rapidly and continue to improve. The stock gained 30% from its purchase price. We purchased HFS for the Fund in 1995. It's a leading hotel franchiser, with interests in real estate, condominium time shares, and rental cars. The stock was up 49% for the year and we expect outstanding earnings and stock price momentum to continue in 1997. We purchased Cisco Systems, a large computer networking company, based on its current strong fundamentals and earnings potential. Later in the year, as the market moved toward larger, more seasoned companies, such as Microsoft and Intel, Cisco Systems also advanced, bringing a 24% gain to the Fund.

What about other technology stocks?

Technology stocks were highly volatile in 1996, particularly during June and July. But many advanced over the course of the year. Intel did particularly well, racking up much of its gains during the fourth quarter. For the full year, it was up 131%. Another networking company, 3Com, was up 57%. And Computer Associates International did well for the year, despite a setback in late December related to a revenue shortfall in Europe. Other technology stocks were considerably weaker--most notably Micron Technology and Motorola. Both companies were hurt by severe pricing pressure in their respective markets, in spite of healthy unit


[GRAPHIC]
sales. The Micron sale was a wise move, since the stock has underperformed. While Motorola has come back a bit, we view our decision to sell as a positive in reducing portfolio volatility. Lam Research, a semi-conductor equipment company, was a major disappointment, down 39% for the year.

What happened to health care stocks in 1996?

When it became clear that President Clinton was likely to be re-elected, health care issues started to decline. But there were also fundamental issues working to undermine HMO stocks including higher medical costs, greater utilization, and slow premium growth. When United Healthcare preannounced a poor second quarter earnings performance, the Fund suffered. Even though United Healthcare was down 31% for the year, we've continued to hold the stock because we believe the long-term fundamental is still very much intact. We sold Mylan Laboratories, the leading name in generic drugs. While generic drugs are growing in popularity, competitive pressures have undermined pricing in this market. Since the stock was down 40% in 1996, the sale was definitely a wise decision.

Are there other medical stocks that did well?

Johnson & Johnson and Schering-Plough both provided positive returns for the Fund. And we had excellent results with Medtronic, the world's largest medical implant manufacturer, and Guidant, a company in a related business. Guidant has developed a new product for cardiac surgery that could substantially increase their sales in the future.

Speaking of the future, what's your outlook for 1997?

We currently like being overweighted in financials and large capitalization technology issues. We're continuing to evaluate the fundamental prospects in the health care sector, with a focus on HMOs. While Nike was an exception, most consumer stocks did poorly in the fourth quarter, and we're looking for ways to improve performance in the near term while seeking companies that will do well over the long haul. As always, we'll continue to look for opportunities and evaluate risks, seeking long-term capital growth for our shareholders.

Edmund Spelman
Rudy Carryl
Portfolio Managers


[GRAPHIC]


PORTFOLIO COMPOSITION AS OF 12/31/96

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

---------------------------------------------
Commmon Stocks                    96.4%
Cash & Equivalents                 3.6%


----------
Note: Actual percentages will vary over time.


[GRAPHIC]

Returns & Lipper Rankings as of 12/31/96

-------------------------------------------------------------------------------------
Fund average annual total returns*
=====================================================================================
                              1 year          5 years     10 years   Life of Fund
                                                                    through 12/31/96
Class A                       19.16%          15.06%       16.15%        14.66%
Class B                       18.56%          14.83%       16.04%        14.56%
=====================================================================================

-------------------------------------------------------------------------------------
Fund SEC returns*
=====================================================================================
                              1 year          5 years     10 years   Life of Fund
                                                                    through 12/31/96
Class A                       12.61%          13.76%       15.50%        14.06%
Class B                       13.56%          14.60%       16.04%        14.56%
=====================================================================================

-------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
=====================================================================================
                              1 year          5 years     10 years   Life of Fund
                                                                     through 12/31/96
Class A (cap app category)     70 out of      n/a         n/a            n/a
                              189 funds
Class B (cap app category)     78 out of      26 out of   11 out of       9 out of
                              189 funds       78 funds    56 funds       48 funds
Average Lipper
capital appreciation
fund                          16.31%          13.02%      12.48%         11.00%
Average Lipper
growth fund                   19.23%          13.03%      13.47%         12.58%
=====================================================================================

-------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
=====================================================================================
                              NAV 12/31/96        Income             Capital Gains
Class A                       $30.56             $0.0000             $0.3057
Class B                       $30.25             $0.0000             $0.3057
=====================================================================================


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. For the 12-month period ended 12/31/96, the Lipper growth fund category included 673 funds. The MainStay Capital Appreciation Fund was ranked 356 out of 673 (A shares) for the 1-year period and 380 out of 673, 77 out of 256, 21 out of 163, and 24 out of 154 (B shares) for the 1-year, 5-year, 10-year, and since-inception periods, respectively. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

Top 10 Equity Holdings as of 12/31/96

----------------------------------------------------------------------------------------
 HOLDING                                                                          AMOUNT
========================================================================================
 3Com Corp.                                                                  $43,283,912
 HFS Inc.                                                                     42,733,200
 SunAmerica Inc.                                                              39,050,000
 Green Tree Financial Corp.                                                   34,499,850
 Computer Associates International, Inc.                                      33,040,219
 Intel Corp.                                                                  32,014,219
 Nike, Inc. Class B                                                           29,791,350
 Travelers Group Inc.                                                         28,949,250
 Medtronic, Inc.                                                              27,812,000
 American International Group, Inc.                                           26,851,412
========================================================================================

10 Largest Purchases for the 12 months ended 12/31/96
----------------------------------------------------------------------------------------
 SECURITY                                                             AMOUNT OF PURCHASE
========================================================================================
 Cisco Systems, Inc.                                                         $20,505,941
 Nike, Inc. Class B                                                           19,417,856
 Harley-Davidson, Inc.                                                        17,205,321
 Tyco International Ltd.                                                      16,110,294
 Tidewater Inc.                                                               15,395,904
 Safeway Inc.                                                                 15,212,898
 AutoZone, Inc.                                                               14,899,865
 Mirage Resorts Inc.                                                          14,460,670
 Lucent Technologies Inc.                                                     14,308,997
 CUC International Inc.                                                       13,940,551
========================================================================================

10 Largest Sales for the 12 months ended 12/31/96
----------------------------------------------------------------------------------------
SECURITY                                                                  AMOUNT OF SALE
========================================================================================
 Bank of New York Co., Inc.                                                  $13,971,669
 Barnett Banks, Inc.                                                          12,415,777
 Micron Technology Inc.                                                       12,069,390
 Viacom, Inc. Class B                                                         10,436,830
 Southwest Airlines Co.                                                        9,588,916
 News Corp. Ltd. ADR                                                           9,399,049
 First Interstate Bancorp.                                                     9,379,434
 Warnaco Group, Inc. Class A                                                   8,588,874
 Office Depot Inc.                                                             8,180,960
 Mylan Laboratories Inc.                                                       7,922,451
========================================================================================


----------
Note: This breakdown is provided for infor-mational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.


[GRAPHIC]

Portfolio of Investments December 31, 1996

                                                      Shares           Value
                                                     ===========================
COMMON STOCKS (96.4%)+

AUTO PARTS (0.9%)
Lear Seating Corp. (a) .................             380,700        $ 12,991,387
                                                                    ------------

BANKS (2.4%)
NationsBank Corp. ......................             169,000          16,519,750
Wells Fargo & Co. ......................              70,333          18,972,327
                                                                    ------------
                                                                      35,492,077
                                                                    ------------


BIOTECHNOLOGY (2.4%)
Amgen Inc. (a) .........................             469,000          25,501,875
Genzyme Corp. (a) ......................             450,600           9,800,550
Visible Genetics Inc (a) ...............              50,000             437,500
                                                                    ------------
                                                                      35,739,925
                                                                    ------------


BROKERAGE (1.0%)
Schwab (Charles) Corp. .................             452,500          14,480,000
                                                                    ------------


BUILDINGS (0.8%)
Oakwood Homes Corp. ....................             518,200          11,853,825
                                                                    ------------


COMPUTER SERVICES (0.7%)
SABRE Group Holdings, Inc. .............
  Class A ..............................             395,000          11,010,625
                                                                    ------------


COMPUTERS & OFFICE EQUIPMENT (6.3%)
Alco Standard Corp. ....................             461,800          23,840,425
Danka Business Systems
  PLC ADR (b) ..........................             341,200          12,069,950
Hewlett-Packard Co. ....................             394,000          19,798,500
Seagate Technology  (a) ................             373,600          14,757,200
Sun Microsystems (a) ...................             842,000          21,628,875
                                                                    ------------
                                                                      92,094,950
                                                                    ------------


CONSUMER DURABLES (1.8%)
Black & Decker Corp. ...................             224,300           6,757,037
Harley-Davidson, Inc. ..................             406,600          19,110,200
                                                                    ------------
                                                                      25,867,237
                                                                    ------------


CONSUMER FINANCIAL SERVICES (1.3%)
First Data Corp. .......................             519,400          18,958,100
                                                                    ------------


                                                       Shares        Value
                                                     ===========================

CONSUMER SERVICES (2.4%)
CUC International Inc. (a) .............             696,000        $ 16,530,000
Service Corp. International ............             662,000          18,536,000
                                                                    ------------
                                                                      35,066,000
                                                                    ------------


CREDIT & FINANCE (0.7%)
Equifax Inc. ...........................             334,600          10,247,125
                                                                    ------------


DRUGS (4.7%)
Elan Corp. PLC ADR (a) (b) .............             567,400          18,866,050
Pharmacia & Upjohn, Inc. ...............             330,700          13,103,988
Schering-Plough Corp. ..................             362,000          23,439,500
Teva Pharmaceutical Industries
  Ltd. ADR (b) .........................             275,000          13,818,750
                                                                    ------------
                                                                      69,228,288
                                                                    ------------


ELECTRONICS (1.3%)
Harman International
  Industries, Inc. .....................             168,500           9,372,813
Vishay Intertechnology, Inc. (a) .......             387,502           9,057,859
                                                                    ------------
                                                                      18,430,672
                                                                    ------------


ENERGY (2.2%)
Abacan Resource Corp. (a) ..............           2,150,000          18,678,125
Triton Energy Ltd. (a) .................             278,500          13,507,250
                                                                    ------------
                                                                      32,185,375
                                                                    ------------


FINANCIAL SERVICES (12.4%)


Associates First Capital Corp. .........             207,000           9,133,875
Federal National
  Mortgage Association .................             404,000          15,049,000
First USA, Inc. ........................             677,000          23,441,125
Green Tree Financial Corp. .............             893,200          34,499,850
Household International, Inc. ..........             290,000          26,752,500
Resource Bancshares Mortgage
  Group, Inc. ..........................             321,595           4,582,729
SunAmerica Inc. ........................             880,000          39,050,000
Travelers Group Inc. ...................             638,000          28,949,250
                                                                    ------------
                                                                     181,458,329
                                                                    ------------


FOOD DISTRIBUTOR (0.6%)
Richfood Holdings, Inc. ................             340,500           8,257,125
                                                                    ------------


HEALTH CARE (9.1%)
Columbia/HCA Healthcare Corp. ..........             558,840          22,772,730
HealthCare COMPARE Corp. (a) ...........             287,000          12,161,625
HEALTHSOUTH Corp. (a) ..................             570,000          22,016,250
Humana Inc. (a) ........................             406,000           7,764,750


----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

                                                      Shares           Value
                                                     ===========================
COMMON STOCKS (Continued)

HEALTH CARE (Continued)
Johnson & Johnson ......................             534,884        $ 26,610,479
OrNda HealthCorp. (a) ..................             525,000          15,356,250
PacifiCare Health Systems, Inc. ........
  Class B (a) ..........................             116,300           9,914,575
United Healthcare Corp. ................             377,800          17,001,000
                                                                    ------------
                                                                     133,597,659
                                                                    ------------


INDUSTRIAL (1.4%)
Tyco International Ltd. ................             396,900          20,986,087
                                                                    ------------


INSURANCE (3.4%)
American International Group, Inc. .....             248,050          26,851,412
MGIC Investment Corp. ..................             299,600          22,769,600
                                                                    ------------
                                                                      49,621,012
                                                                    ------------


INTERNATIONAL OIL (0.3%)
British Petroleum Co., PLC ADR (b) .....              32,405           4,581,257
                                                                    ------------


MEDICAL EQUIPMENT (4.7%)
Guidant Corp. ..........................             450,100          25,655,700
Heartport, Inc. ........................             134,000           3,065,250
Medtronic, Inc. ........................             409,000          27,812,000
Waters Corp. (a) .......................             434,400          13,194,900
                                                                    ------------
                                                                      69,727,850
                                                                    ------------


OIL SERVICES (1.2%)
Tidewater Inc. .........................             402,000          18,190,500
                                                                    ------------


RESTAURANTS & LODGING (4.4%)
HFS Inc. (a) ...........................             715,200          42,733,200
Lone Star Steakhouse &
  Saloon, Inc. (a) .....................             319,000           8,533,250
Mirage Resorts Inc. (a) ................             596,600          12,901,475
                                                                    ------------
                                                                      64,167,925
                                                                    ------------


RETAIL (9.1%)
AutoZone, Inc. (a) .....................             422,300          11,613,250
Bed Bath & Beyond, Inc (a) .............             338,000           8,196,500
CompUSA Inc. (a) .......................             176,000           3,630,000
Home Depot, Inc. (The) .................             346,900          17,388,363
Kohl's Corp. (a) .......................             472,600          18,549,550
Kroger Co. (a) .........................             314,500          14,624,250
Lowe's Cos., Inc. ......................             540,000          19,170,000
Mattel, Inc. ...........................             400,000          11,100,000


                                                      Shares          Value
                                                     ==========================
RETAIL (Continued)
Safeway Inc. (a) .......................             512,300      $   21,900,825
Staples, Inc. (a) ......................             438,500           7,920,406
                                                                  --------------
                                                                     134,093,144
                                                                  --------------


SOFTWARE (6.3%)
Computer Associates
  International, Inc. ..................             664,125          33,040,219
Microsoft Corp. (a) ....................             204,000          16,855,500
Oracle Corp. (a) .......................             594,000          24,799,500
Sterling Commerce, Inc. ................             330,464          11,648,856
Sterling Software, Inc. (a) ............             207,500           6,562,188
                                                                  --------------
                                                                      92,906,263
                                                                  --------------


TECHNOLOGY (9.0%)
Cisco Systems, Inc. (a) ................             400,000          25,450,000
Electronic Data Systems Corp. ..........             270,000          11,677,500
Intel Corp. ............................             244,500          32,014,219
Lam Research Corp. (a) .................             229,500           6,454,688
Linear Technology Corp. ................             300,000          13,162,500
3Com Corp. (a) .........................             589,900          43,283,912
                                                                  --------------
                                                                     132,042,819
                                                                  --------------


TELECOMMUNICATION (0.9%)
Lucent Technologies Inc. ...............             298,100          13,787,125
                                                                  --------------


TELECOMMUNICATION SERVICES (1.6%)
WorldCom, Inc. (a) .....................             916,280          23,880,547
                                                                  --------------


TEXTILE & APPAREL (3.1%)
Nike, Inc. Class B .....................             498,600          29,791,350
Nine West Group Inc. (a) ...............             341,900          15,855,612
                                                                  --------------
                                                                      45,646,962
                                                                  --------------


Total Common Stocks
(Cost $958,055,541) ....................                           1,416,590,190
                                                                  --------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                Principal
                                                 Amount        Value
                                             ==================================
SHORT-TERM INVESTMENTS (3.3%)

COMMERCIAL PAPER (3.3%)
American Express Credit Corp.
  6.30%, due 1/3/97 ...................     $  22,585,000      $   22,585,000
Texaco Inc.
  6.00%, due 1/2/97 ...................        26,137,000          26,137,000
                                                               --------------
Total Short-Term Investments
  (Cost $48,722,000) ..................                            48,722,000
                                                               --------------
Total Investments
  (Cost $1,006,777,541) (c) ...........              99.7%      1,465,312,190(d)
Cash and Other Assets,
  Less Liabilities ....................               0.3           4,224,095
                                            -------------      --------------
Net Assets ............................             100.0%     $1,469,536,285
                                            =============      ==============


----------
(a)  Non-income producing securities.
(b)  ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $458,534,649, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $479,229,857 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $20,695,208.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value (identified cost $1,006,777,541) .......      $1,465,312,190
Cash ......................................................................                 364
Receivables:
  Fund shares sold ........................................................           3,834,121
  Investment securities sold ..............................................           3,591,869
  Dividends and interest ..................................................             389,153
Other assets ..............................................................              44,129
                                                                                 --------------
   Total assets ...........................................................       1,473,171,826
                                                                                 --------------

LIABILITIES:
Payables:
  Fund shares redeemed ....................................................           1,416,028
  NYLIFE Distributors .....................................................           1,231,632
  Adviser .................................................................             349,000
  Transfer agent ..........................................................             278,008
  Custodian ...............................................................              21,760
  Trustees ................................................................               9,950
Accrued expenses ..........................................................             329,163
                                                                                 --------------
   Total liabilities ......................................................           3,635,541
                                                                                 --------------
Net assets ................................................................      $1,469,536,285
                                                                                 ==============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A .................................................................      $       41,549
  Class B .................................................................             443,894
Additional paid-in capital ................................................       1,017,762,869
Accumulated net realized loss on investments ..............................          (7,246,676)
Net unrealized appreciation on investments ................................         458,534,649
                                                                                 --------------
Net assets ................................................................      $1,469,536,285
                                                                                 ==============

CLASS A
Net assets applicable to outstanding shares ...............................      $  126,957,852
                                                                                 ==============
Shares of beneficial interest outstanding .................................           4,154,921
                                                                                 ==============
Net asset value per share outstanding .....................................      $        30.56
Maximum sales charge (5.50% of offering price) ............................                1.78
                                                                                 --------------
Maximum offering price per share outstanding ..............................      $        32.34
                                                                                 ==============

CLASS B
Net assets applicable to outstanding shares ...............................      $1,342,578,433
                                                                                 ==============
Shares of beneficial interest outstanding .................................          44,389,430
                                                                                 ==============
Net asset value per share outstanding .....................................      $        30.25
                                                                                 ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Dividends (a) ...........................................................        $  6,012,897
  Interest ................................................................           3,449,685
                                                                                   ------------
   Total income ...........................................................           9,462,582
                                                                                   ------------
Expenses:
  Distribution--Class B ...................................................           5,574,665
  Administration ..........................................................           3,429,258
  Advisory ................................................................           3,429,258
  Service .................................................................           2,984,261
  Transfer agent ..........................................................           1,929,778
  Shareholder communication ...............................................             504,759
  Registration ............................................................             230,850
  Recordkeeping ...........................................................             145,721
  Professional ............................................................             132,460
  Custodian ...............................................................             116,823
  Trustees ................................................................              40,317
  Miscellaneous ...........................................................              17,213
                                                                                   ------------
   Total expenses .........................................................          18,535,363
                                                                                   ------------
Net investment loss .......................................................          (9,072,781)
                                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ..........................................          14,861,333
Net change in unrealized appreciation on investments ......................         192,853,116
                                                                                   ------------
Net realized and unrealized gain on investments ...........................         207,714,449
                                                                                   ------------
Net increase in net assets resulting from operations ......................        $198,641,668
                                                                                   ============


----------
(a)  Dividends recorded net of foreign withholding taxes of $27,000.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets


                                                                          Year ended              Year ended
                                                                         December 31,            December 31,
                                                                            1996                     1995
                                                                      ===============           ==============
INCREASE IN NET ASSETS:
Operations:
  Net investment loss .............................................   $   (9,072,781)          $  (2,553,635)
  Net realized gain (loss) on investments .........................       14,861,333              (7,438,705)
  Net change in unrealized appreciation on investments ............      192,853,116             206,149,738
                                                                      --------------           -------------
  Net increase in net assets resulting from operations ............      198,641,668             196,157,398
                                                                      --------------           -------------
Distributions to shareholders:
  From net realized gain on investments:
   Class A ........................................................       (1,257,189)                (86,358)
   Class B ........................................................      (13,410,507)             (1,608,869)
                                                                      --------------           -------------
     Total distributions to shareholders ..........................      (14,667,696)             (1,695,227)
                                                                      --------------           -------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A ........................................................      116,509,514              49,152,255
   Class B ........................................................      543,777,410             330,945,526
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
   Class A ........................................................        1,189,334                  72,656
   Class B ........................................................       13,188,752               1,586,582
                                                                      --------------           -------------
                                                                         674,665,010             381,757,019
  Cost of shares redeemed:
   Class A ........................................................      (48,276,296)            (10,509,357)
   Class B ........................................................     (241,481,230)           (164,188,120)
                                                                      --------------           -------------
     Increase in net assets derived from capital share
       transactions ...............................................      384,907,484             207,059,542
                                                                      --------------           -------------
     Net increase in net assets ...................................      568,881,456             401,521,713

NET ASSETS:
Beginning of year .................................................      900,654,829             499,133,116
                                                                      --------------           -------------
End of year .......................................................   $1,469,536,285           $ 900,654,829
                                                                      ==============           =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                                                                                                         Class B
                                                                                     ===============================================
                                       Class A      Class B    Class A    Class B    September 1
                                       =======      =======   ========    =======      through          Year ended August 31
                                          Year ended           Year ended             December 31  ================================
                                       December 31, 1996      December 31, 1995         1994*       1994         1993        1992
                                      ====================    ===================      ======      ======       ======       ======
Net asset value at beginning
  of period ....................      $25.90        $25.77     $19.11      $19.11      $19.93      $19.47       $14.14      $15.96
                                      ------        ------     ------      ------      ------      ------       ------      ------
Net investment income (loss)(a)        (0.08)        (0.22)      0.03       (0.08)      (0.03)      (0.12)       (0.12)      (0.19)
Net realized and unrealized
  gain (loss) on investments ...        5.05          5.01       6.81        6.79       (0.65)       1.13         5.64        1.30
                                      ------        ------     ------      ------      ------      ------       ------      ------
Total from investment operations        4.97          4.79       6.84        6.71       (0.68)       1.01         5.52        1.11
                                      ------        ------     ------      ------      ------      ------       ------      ------
Less distributions:
From net realized gain
  on investments ...............       (0.31)        (0.31)     (0.05)      (0.05)      (0.14)      (0.55)       (0.19)      (2.93)
                                      ------        ------     ------      ------      ------      ------       ------      ------
Net asset value at end of period      $30.56        $30.25     $25.90      $25.77      $19.11      $19.93       $19.47      $14.14
                                      ======        ======     ======      ======      ======      ======       ======      ======
Total investment return (b) ....       19.16%        18.56%     35.79%      35.11%      (3.40%)      5.36%       39.25%       6.77%
Ratios (to average net assets)/
  Supplemental Data:
   Net investment income (loss)         (0.3%)        (0.8%)      0.2%       (0.4%)      (0.5%)+     (0.6%)       (0.7%)      (1.2%)
   Expenses ....................         1.1%          1.6%       1.1%        1.7%        1.8%+       1.8%         1.8%        2.0%
Portfolio turnover rate ........          16%           16%        29%         29%         11%         31%          73%        157%
Average commission rate paid ...    $ 0.0599    $   0.0599         (c)        (c)          (c)         (c)          (c)         (c)
Net assets at end of  period
  (in 000's) ...................    $126,958    $1,342,578    $44,434    $856,221    $499,133    $472,497     $279,300    $128,710


------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek long-term growth of capital.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value

Notes to Financial Statements


on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $9,072,781 and $1,658 have been reclassified from accumulated net investment loss and accumulated net realized loss on investments, respectively, to additional paid-in capital, due primarily to net investment losses incurred by the Fund in 1996.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

MainStay Capital Appreciation Fund


The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.36% of the average daily net assets of the Fund. The Administrator and the Adviser have voluntarily agreed to reduce their combined fees to 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Notes to Financial Statements continued


Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $1,430,417 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $966,555 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $144,108.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $30,604 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $145,721.


Note 4--Federal Income Tax:

The Fund utilized $4,041,812, the remaining balance of its capital loss carryforward, during the current year. Additionally, the Fund intends to elect, to the extent provided by the regulations, to treat $7,247,364 of qualifying capital losses that arose during the year as if they arose on January 1, 1997.


Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $555,818 and $185,844, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                                         Year Ended December 31
                                                                    1996                        1995
                                                          ======================         =====================
                                                           Class A      Class B          Class A       Class B
                                                          ========      =======          =======       =======
Shares sold .............................................    4,064       19,254            2,135       14,247
Shares issued in reinvestment of distributions ..........       39          431                3           61
                                                            ------       ------           ------       ------
                                                             4,103       19,685            2,138       14,308
Shares redeemed .........................................    1,664        8,528              422        7,192
                                                            ------       ------           ------       ------
Net increase ............................................    2,439       11,157            1,716        7,116
                                                            ======       ======           ======       ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Capital Appreciation Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                       This page intentionally left blank

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 CAPITAL APPRECIATION FUND  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks        You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the             participate in the growth potential
                            risk/reward of Fund] S&P 500*                                  of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 International Equity Fund  graph indicating     internation stock markets with           of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth    You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,  growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments    risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with           You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus     securities which may have more poten-
                            risk/reward of Fund] for positive change                     tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for  You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth    may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income          into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities.(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that't double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                           Capital Appreciation Fund
--------------------------------------------------------------------------------


                              1996 Annual Report

                               December 31, 1996


                              [LOGO] MainStay(R)
                                     Funds


                              Officers & Trustees

                        Alice T. Kane     Chairperson and Trustee
                        Walter W. Ubl     President, Chief Executive Officer,
                                          and Trustee
                      Edward J. Hogan     Trustee
                        Harry G. Hohn     Trustee
             Nancy Maginnes Kissinger     Trustee
                     Terry L. Lierman     Trustee
                  Donald E. Nickelson     Trustee
                       Donald K. Ross     Trustee
                  Richard S. Trutanic     Trustee
                   Jefferson C. Boyce     Senior Vice President
                     Anthony W. Polis     Chief Financial Officer
                   Richard W. Zuccaro     Tax Vice President
                  A. Thomas Smith III     Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel


[LOGO] MainStay(R) Funds

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Capital Appreciation Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.
[GRAPHIC]                                                           MSAN05 (297)

Table of Contents


Chairperson's Letter                                                         2

MainStay Convertible Fund Highlights                                         3

$10,000 Invested in the MainStay
Convertible Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                          4

Portfolio Management Discussion and Analysis                                 5

Year-by-Year Performance                                                     6

Diversification by Industry--Top 5                                           7

Portfolio Composition                                                        8

Returns & Lipper Rankings                                                    9

Top 10 Holdings                                                             10

10 Largest Purchases                                                        10

10 Largest Sales                                                            10

Portfolio of Investments                                                    11

Financial Statements                                                        21

Notes to Financial Statements                                               25

Report of Independent Accountants                                           31

The MainStay Funds                                                          32

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay Convertible Fund


1996 MARKET HIGHLIGHTS

o Despite turbulence in June and July, the equity market was generally strong in 1996, with sustained earnings growth and modest inflation

o As interest rates rose in the second and third quarters, bond prices declined, undermining the softening effect bonds sometimes provide when stocks decline

o Overall, convertible bonds had a strong year, with heavy demand and short supply, which raised prices to unpredictably high levels

o    New convertible issues were generally scarce throughout the year


1996 FUND HIGHLIGHTS

o One-year total returns of 12.13% and 11.39% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o Both share classes underperformed the average Lipper+ convertible securities fund in 1996, largely as a result of our defensive cash position throughout most of the year

o The Fund offered strong risk-adjusted performance during the difficult markets in June and July

o The emphasis on fundamental value and free cash flow in our convertible investment process resulted in a number of takeovers which positively impacted the Fund

o    During 1996, the Fund's track record exceeded ten years


----------
+ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
Convertible Fund versus
S&P 500 and Inflation


CLASS A SHARES
[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                                                         MainStay
                                                         Convertible
                       S&P 500*       Inflation+         Fund
--------------------------------------------------------------------------------
5/1/86                 $10,000          $10,000          $ 9,450.00
12/86                  $10,518          $10,193          $ 9,547.15
12/87                  $11,070          $10,644          $ 8,728.11
12/88                  $12,903          $11,113          $ 9,581.83
12/89                  $16,983          $11,629          $10,227.70
12/90                  $16,457          $12,355          $ 9,542.80
12/91                  $21,460          $12,724          $14,168.20
12/92                  $23,093          $13,100          $16,025.10
12/93                  $25,412          $13,459          $19,946.00
12/94                  $25,747          $13,809          $19,678.90
12/95                  $35,412          $14,168          $24,345.90
12/96                  $43,536          $14,637          $27,299.00


[GRAPHIC] MainStay Convertible Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                                                         MainStay
                                                         Convertible
                       S&P 500*       Inflation+         Fund
--------------------------------------------------------------------------------
5/1/86                 $10,000          $10,000          $10,000.00
12/86                  $10,518          $10,193          $10,102.80
12/87                  $11,070          $10,644          $ 9,236.10
12/88                  $12,903          $11,113          $10,139.50
12/89                  $16,983          $11,629          $10,823.00
12/90                  $16,457          $12,355          $10,098.20
12/91                  $21,460          $12,724          $14,992.80
12/92                  $23,093          $13,100          $16,957.80
12/93                  $25,412          $13,459          $21,106.90
12/94                  $25,747          $13,809          $20,824.20
12/95                  $35,412          $14,168          $25,618.60
12/96                  $43,536          $14,637          $28,537.00


[GRAPHIC] MainStay Convertible Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


----------
   The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge
   (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo

CONVERTIBLE FUND TEAM

Thomas Wynn, Neil Feinberg, and Denis Laplaige


Throughout most of 1996, equities provided positive performance, supported by sustained earnings growth and modest inflation. A market correction in June and July, however, brought higher levels of volatility than stocks had seen in several years.

Bonds, which often provide a softening effect when stocks decline, did just the opposite in June and July. With rates rising, bonds declined, intensifying the difficulties for portfolios that depended on both types of securities. Nevertheless, both stocks and bonds recovered in the third and fourth quarters, providing a positive, but generally unpredictable backdrop for investors in convertible securities.

Throughout 1996, the convertible market was fueled by demand from equity investors and equity income funds. As money poured into equities, the convertible market received an infusion of cash that was disproportionate to its size.

Cautious investors viewed this as an artificial trend, but by year-end, the market had rewarded those who remained invested. For the 12 months ended December 31, 1996, the average Lipper++ convertible securities fund provided a total return of 14.82%.

Given this context, how did the MainStay Convertible Fund do in 1996?

For the 12-month period ended December 31, 1996, the MainStay Convertible Fund provided total returns of 12.13% and 11.39% for Class A and Class B shares, respectively. Both share classes under-performed the average Lipper convertible securities fund over the same period.

What caused the Fund's underperformance?

We were particularly cautious in 1996. While the markets overall were favorable for convertible securities, we saw more potential risk than reward in many situations, particularly as an influx of funds inflated prices to what we felt were artificially high levels. As a result, we held a considerable portion of the portfolio in cash throughout most of the year.

Did your defensive management position provide any benefits to the portfolio?

Yes it did. During much of the year, we held around 20% of the portfolio in cash. In June and July, the stock market experienced a sudden downturn (also known as a correction), and holding cash was a definite plus during this volatile period. In fact, the Fund's performance during this period was exceedingly strong. We weren't able to anticipate the sustained strength in earnings


[GRAPHIC]


Cash position
-------------
The portion of a portfolio held in highly liquid securities (often referred to as "cash"), either for defensive purposes or to take advantage of investment opportunities as they may arise.


Correction
----------
A shift in security prices which brings them more in line with historic averages.


----------
++ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

--------------------------------------------------------------------------------

YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                              Total
                             Return
 Year-End                       %
--------------------------------------------
12/86                          1.03
12/87                         -8.58
12/88                          9.78
12/89                          6.74
12/90                         -6.70
12/91                         48.47
12/92                         13.11
12/93                         24.47
12/94                         -1.34
12/95                         23.72 Class A
12/95                         23.02 Class B
12/96                         12.13 Class A
12/96                         11.39 Class B


----------
Returns are for Class B shares unless otherwise noted. See footnote * on page 9 for more information on performance.

--------------------------------------------------------------------------------

growth over the course of the year. So overall, the Fund's defensive position resulted in missing some opportunities. At the same time, it provided a level of risk management that we felt was appropriate, given the risks of the convertible market.

How did the rising stock market affect the Fund?

In a variety of ways. Early in the year, rising stock prices caused some of the Fund's core convertible positions to convert into common stock. That was true of American Airlines, Delta Airlines, and Newmont Mining, all of which were major holdings. Together, these conversions added to the Fund's cash at a time when we felt convertible securities were largely overvalued. Additionally, the rising stock market rendered many of the convertibles we looked at to be more equity surrogates, thus not providing the Fund with the downside protection that we require.

What was positive about it?

In the fourth quarter, a number of new issues came to market. With the Fund's large cash position, we were well positioned to purchase securities in a rising market. Loral Space & Communications LTD is a good example. The company designs and manufactures satellites for communication and information transmissions. It was the Fund's best performer during the last quarter. New issues in Microsoft Corp., Pier One Imports, and Host Marriott also added to performance during the fourth quarter.

Are there other names that did well during the year?

Absolutely. Although we were generally underweighted in technology in the first half of the year, some of the Fund's holdings including Applied Magnetics Corp., Quantum Corp., and EMC Corp. rebounded substantially from their summer lows. With cash in the portfolio and strict buy and sell disciplines, we were able to add to these positions and others when the market experienced volatility in May, June, and July.

With all that buying activity, have you reduced the Fund's cash position?

Yes, we've dropped the Fund's cash position from around 20% to about 10% at the end of the year. That leaves enough money to take advantage of opportunities that may arise, without such a large defensive position that can potentially hurt the Fund if the market continues to advance in 1997.


[GRAPHIC]


Defensive position
------------------
Any action, such as holding large cash reserves, taken to protect a portfolio against anticipated market movements which might prove to be unfavorable.

Overvalued/Under-valued
-----------------------
When the price of a security is higher than its intrinsic value, the security is said to be overvalued. When the price is lower than the intrinsic value, a security is said to be undervalued.

Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be underweighted in a sector when that portion of the portfolio is smaller than the sector's general relationship to the market as a whole.

[GRAPHIC]


DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/96

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                                   Percent
------------------------------------------
Computers & Office Equipment       13.4%
Insurance                           7.4%
Retail                              6.0%
Capital Goods                       4.3%
Cable                               4.0%
All Other                          64.9%


----------
Note: Actual percentages will vary over time. This chart does not include short positions in common stocks.


Aside from technology, were there specific sectors that did well in 1996?

Our investment strategy doesn't focus on top down analysis. Instead, we evaluate each security on its individual merits, and make investments based on what we see. As a result of our research and fundamental investment disciplines, we did very well in energy and oil services, with names like Parker & Parsley Capital LLC, Dresser Industries, Noble Affiliates, Tidewater, and Falcon Drilling.

What other basic principles drive your management of the Fund?

We seek opportunities within specific risk management guidelines. If a security offers a level of risk that may be equal to its return potential, chances are we won't buy it. On the other hand, occasionally, we find a security that has just the opposite characteristics. Microsoft Corp. offered a preferred enhanced common stock that capped the upside potential, but provided a dividend and a principal guarantee to reduce downside risk. In the best case, the Fund could earn an 11.5% compounded yield, in the worst case, it could earn 2.8%. But either way, the Fund will come out ahead. We find that kind of security very attractive. Another attractive security was offered by Samsung, a semiconductor company whose stock price appeared to be bottoming out when we bought their convertibles. We believed the bonds offered positive upside potential and limited downside risk, since they could be sold back to the company in five years, earning approximately the 5-year Treasury rate. While the stock hasn't done well, our bonds have appreciated in value.

Isn't Samsung a foreign company?

Yes, but when investing in foreign securities, we use dollar-denominated issues or currency hedging to avoid any currency risk. In 1996, our foreign securities were generally neutral for the portfolio, with slightly negative results in Japan.

What securities did you sell during the year, and why?

Interestingly, the things we look for in a company--fundamental value, strong management, and a catalyst for increasing earnings--are often the same things acquirers seek. We had a number of issues that were acquired by other companies, and all of them provided positive returns for the Fund. One example was Hasbro, which we sold in January when Mattel made a takeover bid. We began selling ADT, a consumer services company, throughout the first quarter and benefited when the company received a takeover bid in the

[GRAPHIC]


PORTFOLIO COMPOSITION AS OF 12/31/96

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

---------------------------------------------
Convertible Bonds                 46.5%
Convertible Preferred Stocks      24.7%
Common Stocks                     16.2%
Cash & Equivalents                 9.2%
Corporate Bonds                    2.1%
Preferred Stocks                   1.2%
Warrants                           0.1%


----------
Note: Actual percentages will vary over time. This chart does not include short positions in common stocks.


second half of 1996, realizing positive returns on our investment. In the fall, MFS, a telecommunications company, was acquired by WorldCom, and we sold the Fund's position at a profit.

Were there other reasons to sell in 1996?

Yes. In April, we sold Checkpoint Systems, a manufacturer of security devices for retail stores. We believed the common stock had risen to the point where the downside protection was minimal, which made the risk/reward characteristics less favorable. In that type of situation, our sell disciplines require us to let go of the security, and the result was positive for our investors.

With all these positive transactions, what disappointments did you have?

As we already mentioned, our biggest disappointment was not being more fully invested while the market was so positive. In terms of specific positions, we had very few disappointments. Among the Fund's worst performing issues were Michaels Stores, an arts and crafts retailer that suffered from poor management execution and an out-of-favor concept. We have sold the majority of that position at a loss. Steel was among the worst performing sectors in 1996, and our positions in Bethlehem Steel Corp. and WHX Corp. didn't do well, but we continue to hold them and believe they may provide potential value in the future. Two cable issues, Tele-Communications Inc. and Cablevision Systems, faced competitive pressures from Digital TV and were also poor performers. Despite these weaknesses, however, the largest single loss the Fund experienced in 1996 represented just 25 basis points of the Fund.

What's your outlook for the coming year?

Our research is pointing us to utilities, which appear underpriced for the earnings and dividends they provide. We also like technology stocks with low expectations in the marketplace. Their moderate valuations may offer potential for capital appreciation. We will continue to employ our strict management disciplines to identify liquid securities with favorable risk/reward characteristics as we seek opportunities for capital appreciation and current income.


Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers

Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                  1 year          5 years        10 years          Life of Fund
                                                                through 12/31/96
Class A           12.13%          14.02%         11.08%             10.44%
Class B           11.39%          13.74%         10.94%             10.32%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                  1 year          5 years        10 years          Life of Fund
                                                                through 12/31/96
Class A           5.96%           12.73%         10.45%              9.86%
Class B           6.39%           13.50%         10.94%             10.32%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
                  1 year          5 years        10 years          Life of Fund
                                                                through 12/31/96
Class A           24 out of       n/a            n/a                n/a
                  42 funds
Class B           26 out of        6 out of       2 out of          2 out of
                  42 funds        20 funds       10 funds           7 funds
Average Lipper
convertible
securities fund   14.82%          12.05%         10.07%             9.57%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
              NAV 12/31/96                 Income               Capital Gains
Class A          $13.81                   $0.6202                  $0.6296
Class B          $13.80                   $0.5362                  $0.6296
================================================================================


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

Top 10 Holdings as of 12/31/96

----------------------------------------------------------------------------------------
 HOLDING                                                                       AMOUNT
========================================================================================
 Chubb Corp. (Euro), 6.00%,due 5/15/98                                       $34,299,168
 Cooper Industries, Inc., 7.05%,due 1/1/15                                    28,824,580
 Loral Space & Communications Ltd., 6.00%                                     26,156,250
 Microsoft Corp.,  $2.196, Series A                                           22,194,625
 Apple Computer, Inc., 6.00%,due 6/1/01                                       16,247,500
 Hollinger, Inc., Series US, (zero coupon),due 10/5/13                        15,066,213
 Berkshire Hathaway, Inc., 1.00%,due 12/3/01                                  14,944,500
 Applied Magnetics Corp., 7.00%,due 3/15/06                                   14,802,812
 Host Marriott Finance Trust, 6.75%                                           14,290,625
 Samsung Electronics Co., 0.25%,due 12/31/06                                  11,931,250
========================================================================================

10 Largest Purchases for the 12 months ended 12/31/96
----------------------------------------------------------------------------------------
 SECURITY                                                             AMOUNT OF PURCHASE
========================================================================================
 Chubb Corp. (Euro), 6.00%,due 5/15/98, and Common Stock                     $41,423,562
 Cooper Industries, Inc., 7.05%,due 1/1/15, 6.00% Preferred Stock
     and Common Stock                                                         38,624,205
 Apple Computer, Inc., 6.00%,due 6/1/01, and Common Stock                     37,576,813
 Unisys Corp., 8.25%,due 8/1/00, 8.25%,due 3/15/06, and Common Stock          29,248,944
 Quantum Corp., 5.00%,due 3/1/03, 6.375%,due 4/1/02, and Common Stock         27,620,924
 Microsoft Corp., $2.196, Series A Preferred Stock                            26,156,625
 TCI Communications, Inc., $2.125 Preferred Stock
     5.00% Preferred Stock and Common Stock                                   24,443,443
 Time Warner, Inc., (zero coupon),due 12/17/12, (zero coupon),due 6/22/13
     $1.24 Preferred Stock and Common Stock                                   23,667,828
 Loral Space & Communications Ltd., 6.00% Preferred Stock                     23,298,125
 Hasbro, Inc., 6.00%,due 11/15/98, and Common Stock                           20,008,344
========================================================================================

10 Largest Sales for the 12 months ended 12/31/96
----------------------------------------------------------------------------------------
 SECURITY                                                                 AMOUNT OF SALE
========================================================================================
 Chubb Corp. (Euro), 6.00%,due 5/15/98, and Common Stock                     $38,300,171
 Quantum Corp., 5.00%,due 3/1/03, 6.375%,due 4/1/02, and Common Stock         28,028,549
 Apple Computer, Inc., 6.00%,due 6/1/01, and Common Stock                     23,185,378
 AMR Corp., 6.125%,due 11/1/24, and Common Stock                              22,247,598
 Time Warner, Inc., (zero coupon),due 6/22/13
     $1.24 Preferred Stock and Common Stock                                   21,470,885
 Hasbro, Inc., 6.00%,due 11/15/98 and Common Stock                            20,479,227
 Unisys Corp., 8.25%,due 8/1/00, 8.25%,due 3/15/06, and Common Stock          19,563,889
 Conseco, Inc., 6.50%, Series D Preferred Stock
     7.00% Preferred Stock and Common Stock                                   19,362,855
 TJX Companies, Inc., $3.125, Series C Preferred Stock and Common Stock       18,810,117
 Cypress Semiconductor Corp., 3.15%,due 3/15/01, and Common Stock             16,466,454
========================================================================================

----------
Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. Dollar amounts represent the aggregate value of the Fund's long positions and do not include the value of the Fund's short positions, if any. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. Government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.


[GRAPHIC]

Portfolio of Investments December 31, 1996

                                                Principal
                                                  Amount            Value
                                              ==================================
CONVERTIBLE SECURITIES (71.2%)+
BONDS (46.5%)

ADVERTISING (0.3%)
Omnicom Group, Inc.
  4.25%, due 1/3/07 (c) ..................    $  2,500,000      $   2,537,500
                                                                -------------

AIRLINES (0.8%)
Air Wisconsin Services, Inc.
  7.75%, due 6/15/10 .....................       4,955,000          4,756,800
Alaska Air Group, Inc.
  6.875%, due 6/15/14 ....................       2,000,000          1,915,000
                                                                -------------
                                                                    6,671,800
                                                                -------------

BANKS (0.9%)
Banco de Galicia y Buenos Aires S.A.
  7.00%, due 8/1/02 ......................       2,000,000          2,352,500
Mitsubishi Bank Limited
  International Finance
  (Bermuda) Trust
  3.00%, due 11/30/02 ....................       4,000,000          4,240,000
Sumitomo Bank International
  Finance N.V.
  0.75%, due 5/31/01 .....................  (Y)175,000,000          1,594,404
                                                                -------------
                                                                    8,186,904
                                                                -------------

BUILDINGS (1.0%)
U.S. Home Corp.
  4.875%, due 11/1/05 (e) ................    $  9,450,000          8,646,750
                                                                -------------

CABLE (2.0%)
Comcast Corp.
  1.125%, due 4/15/07 ....................       9,500,000          4,868,750
  3.375%, due 9/9/05
  5.50%, beginning 9/9/97 ................       6,000,000          5,610,000
Tele-Communications
  International, Inc.
  4.50%, due 2/15/06 .....................       8,500,000          6,353,750
                                                                -------------
                                                                   16,832,500
                                                                -------------

CAPITAL GOODS (3.4%)
Cooper Industries, Inc.
  7.05%, due 1/1/15 (e) ..................      27,193,000         28,824,580
                                                                -------------

CELLULAR TELEPHONE (0.2%)
United States Cellular Corp.
  (zero coupon), due 6/15/15 .............       5,600,000          1,872,528
                                                                -------------

                                                Principal
                                                  Amount            Value
                                              ==================================
CHEMICALS (1.3%)
RPM, Inc. of Ohio
  (zero coupon), due 9/30/12 (e) .........    $ 24,650,000      $  11,215,750
                                                                -------------

COMPUTERS & OFFICE EQUIPMENT (8.1%)
Apple Computer, Inc.
  6.00%, due 6/1/01 (c) ..................      16,750,000         16,247,500
Applied Magnetics Corp.
  7.00%, due 3/15/06 (c) .................       8,375,000         14,802,812
Inacom Corp.
  6.00%, due 6/15/06 (c) .................       6,000,000         10,830,000
Platinum Technology, Inc.
  6.75%, due 11/15/01 ....................       4,000,000          4,860,000
Quantum Corp.
  5.00%, due 3/1/03 (c) ..................       1,200,000          1,677,000
  6.375%, due 4/1/02 .....................       1,300,000          2,028,312
Safeguard Scientifics, Inc.
  6.00%, due 2/1/06 (c)(e) ...............       3,775,000          4,077,000
Unisys Corp.
  8.25%, due 8/1/00 ......................       7,074,000          6,755,670
  8.25%, due 3/15/06 (e) .................       6,920,000          8,286,700
                                                                -------------
                                                                   69,564,994
                                                                -------------

CONGLOMERATES (0.1%)
Gencorp, Inc.
  8.00%, due 8/1/02 ......................         500,000            575,000
                                                                -------------

CONSUMER SERVICES (0.8%)
ADT Operations, Inc.
  (zero coupon), due 7/6/10 (e) ..........       7,000,000          4,558,750
Laidlaw, Inc.
  6.00%, due 1/15/99 .....................       1,500,000          2,025,000
                                                                -------------
                                                                    6,583,750
                                                                -------------

DRUGS (0.3%)
Alza Corp.
  5.00%, due 5/1/06 ......................       2,625,000          2,533,125
                                                                -------------

ELECTRICAL EQUIPMENT (3.1%)
California Microwave, Inc.
  5.25%, due 12/15/03 ....................       1,500,000          1,241,250
Cypress Semiconductor Corp.
  3.15%, due 3/15/01 (c)(e) ..............       5,000,000          5,375,000
S3, Incorporated
  5.75%, due 10/1/03 (c) .................       7,500,000          8,175,000
Samsung Electronics Co.
  0.25%, due 12/31/06 (c) ................      11,500,000         11,931,250
                                                                -------------
                                                                   26,722,500
                                                                -------------


----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                Principal
                                                  Amount            Value
                                              ==================================
BONDS (Continued)

ENERGY (1.0%)
Pennzoil Co.
  4.75%, due 10/1/03 (e) .................    $  7,250,000      $   8,265,000
                                                                -------------

FINANCE (1.9%)
Berkshire Hathaway, Inc.
  1.00%, due 12/3/01 (e) .................      16,200,000         14,944,500
UBS Finance Delaware, Inc.
  Medium Term Note
  2.00%, due 12/15/00 ....................       1,425,000          1,325,250
                                                                -------------
                                                                   16,269,750
                                                                -------------

FINANCIAL SERVICES (0.5%)
Cityscape Financial Corp.
  6.00%, due 5/1/06 (c) ..................       4,000,000          4,140,000
                                                                -------------

FOOD, BEVERAGES & TOBACCO (0.7%)
Grand Metropolitan, PLC
  6.50%, due 1/31/00 (c) .................       5,150,000          6,006,187
                                                                -------------

HEALTH CARE (2.5%)
American Medical Response, Inc.
  5.25%, due 2/1/01 (c) ..................       3,000,000          3,247,500
Integrated Health Services, Inc.
  5.75%, due 1/1/01 ......................         500,000            483,125
  6.00%, due 1/1/03 (e) ..................       6,000,000          5,797,500
OccuSystems, Inc.
  6.00%, due 12/15/01 (c) ................       5,000,000          5,475,000
Phoenix Shannon, PLC ADR
  9.50%, due 11/1/00 (c)(f)(h) ...........       2,500,000          1,000,000
PhyMatrix Corp.
  6.75%, due 6/15/03 (c) .................       1,000,000            835,000
RoTech Medical Corp.
  5.25%, due 6/1/03 (c) ..................       4,500,000          4,500,000
                                                                -------------
                                                                   21,338,125
                                                                -------------

HOUSEHOLD PRODUCTS (0.6%)
Whirlpool Corp.
  (zero coupon), due 5/14/11 .............      13,700,000          5,394,375
                                                                -------------

INSURANCE (5.7%)
Chubb Corp. (Euro)
  6.00%, due 5/15/98 .....................      28,230,000         34,299,168
Fidelity National Financial, Inc.
  (zero coupon), due 2/15/09 .............       3,525,000          1,661,156
Fremont General Corp.
  (zero coupon), due 10/12/13 ............       9,085,000          5,496,425


                                                Principal
                                                  Amount            Value
                                              ==================================
INSURANCE (Continued)
Italy Province (Republic of)
  5.00%, due 6/28/01 (u) .................    $  7,500,000      $   7,350,000
                                                                -------------
                                                                   48,806,749
                                                                -------------

MEDIA (0.9%)
Time Warner, Inc.
  (zero coupon), due 12/17/12 ............       5,000,000          1,900,000
  (zero coupon), due 6/22/13 .............      13,000,000          5,476,250
                                                                -------------
                                                                    7,376,250
                                                                -------------

MEDICAL EQUIPMENT (0.5%)
Healthsource, Inc.
  5.00%, due 3/1/03 ......................       3,000,000          2,400,000
Uromed Corp.
  6.00%, due 10/15/03 (c) ................       2,500,000          2,340,625
                                                                -------------
                                                                    4,740,625
                                                                -------------

MINING (0.1%)
Stillwater Mining Co.
  7.00%, due 5/1/03 (c) ..................       1,200,000          1,140,000
                                                                -------------

OIL SERVICES (0.5%)
Nabors Industries, Inc.
  5.00%, due 5/15/06 .....................         550,000            674,438
Valhi (Dresser), Inc.
  (zero coupon), due 10/20/07 ............       7,000,000          3,220,000
                                                                -------------
                                                                    3,894,438
                                                                -------------

PAPER & FOREST PRODUCTS (0.2%)
Repap Enterprises, Inc.
  8.50%, due 8/1/97 ......................       2,000,000          1,930,000
                                                                -------------

POLLUTION & RELATED (0.2%)
U.S. Filter Corp.
  4.50%, due 12/15/01 ....................       1,300,000          1,319,500
                                                                -------------

PUBLISHING (1.8%)
Hollinger, Inc.
  Series US
  (zero coupon), due 10/5/13 (e)(q) ......      42,590,000         15,066,213
                                                                -------------

REAL ESTATE (0.3%)
New World China Finance Ltd.
  4.00%, due 12/31/99 (c) ................       2,600,000          2,596,750
                                                                -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued


                                                Principal
                                                  Amount            Value
                                              ==================================
BONDS (Continued)

RECREATION & ENTERTAINMENT (0.2%)
Turner Broadcasting System, Inc.
  (zero coupon), due 2/13/07 .............    $  3,000,000      $   1,440,000
                                                                -------------

RESTAURANTS & LODGING (0.9%)
Chock Full O' Nuts Corp.
  7.00%, due 4/1/12 ......................       1,700,000          1,428,000
Hilton Hotels Corp.
  5.00%, due 5/15/06 (e) .................       6,800,000          7,012,500
                                                                -------------
                                                                    8,440,500
                                                                -------------

RETAIL (4.7%)
Baker (J.), Inc.
  7.00%, due 6/1/02 ......................         750,000            600,000
Federated Department Stores, Inc.
  5.00%, due 10/1/03 .....................       6,300,000          7,371,000
Home Depot, Inc.
  3.25%, due 10/1/01 .....................       4,800,000          4,680,000
Home Shopping Network, Inc.
  5.875%, due 3/1/06 (c) .................       6,000,000          6,360,000
Michaels Stores, Inc.
  6.75%, due 1/15/03 (e) .................       3,175,000          2,413,000
Pier 1 Imports, Inc.
  5.75%, due 10/1/03 (e) .................       5,000,000          5,650,000
Price Co.
  5.50%, due 2/28/12 .....................       3,125,000          3,248,781
Saks Holdings, Inc.
  5.50%, due 9/15/06 .....................       3,000,000          2,752,500
Waban, Inc.
  6.50%, due 7/1/02 (e) ..................       6,550,000          7,172,250
                                                                -------------
                                                                   40,247,531
                                                                -------------

STEEL, ALUMINUM & OTHER METALS (0.7%)
Inco Ltd.
  5.75%, due 7/1/04 (e)(q) ...............       4,600,000          5,617,750
                                                                -------------

TECHNOLOGY (0.2%)
DII Group, Inc.
  6.00%, due 10/15/02 (c) ................       1,750,000          1,645,000
                                                                -------------

TELECOMMUNICATION EQUIPMENT (0.1%)
BroadBand Technologies, Inc.
  5.00%, due 5/15/01 (c) .................       1,000,000            765,000
                                                                -------------


                                                Principal
                                                  Amount            Value
                                              ==================================
TELECOMMUNICATION SERVICES (0.0%) (b)
Rogers Communications, Inc.
  2.00%, due 11/26/05 (q) ................    $    500,000      $     277,500
                                                                -------------
Total Convertible Bonds
  (Cost $377,731,936) ....................                        397,484,924
                                                                -------------


                                                  Shares
                                              ==============
PREFERRED STOCKS (24.7%)

AIRLINES (0.1%)
USAir Group, Inc. $4.375, Series B (j1) ...         14,600            934,400
                                                                -------------

AUTO PARTS (0.2%)
MascoTech, Inc.
  $1.20 ..................................         122,800          1,934,100
                                                                -------------

BANKS (0.9%)
Banc One Corp.
  $3.50, Series C ........................          22,500          1,867,500
Sakura Finance (Bermuda) Trust
  0.75% (c)(m) ...........................              75          3,993,688
Union Planters Corp.
  8.00%, Series E ........................          45,800          2,269,963
                                                                -------------
                                                                    8,131,151
                                                                -------------

BUILDING MATERIALS (0.5%)
Owens Corning Capital LLC
  6.50% (c) ..............................          75,000          4,275,000
                                                                -------------

CABLE (1.9%)
Cablevision Systems Corp.
  8.50%, Series I (e)(j2) ................          96,700          1,982,350
Merrill Lynch & Co., Inc.
  6.00% (e)(n) ...........................         206,500          4,594,625
TCI Communications, Inc.
  $2.125, Series A (e) ...................         205,000          7,969,375
TCI Pacific Communications, Inc.
  5.00% ..................................          15,000          1,370,625
                                                                -------------
                                                                   15,916,975
                                                                -------------

CAPITAL GOODS (0.9%)
Cooper Industries, Inc.
  6.00% (e) ..............................         375,000          7,265,625
                                                                -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                  Shares            Value
                                              ==================================
PREFERRED STOCKS (Continued)

COMPUTERS & OFFICE EQUIPMENT (2.8%)
Microsoft Corp.
  $2.196, Series A .......................         277,000      $  22,194,625
Vanstar Financing Trust
  6.75% (c) ..............................          35,000          1,811,250
                                                                -------------
                                                                   24,005,875
                                                                -------------

CONGLOMERATES (0.4%)
Corning Delaware L.P.
  6.00% (e) ..............................          54,500          3,467,562
                                                                -------------

DOMESTIC OIL & GAS (0.3%)
Enron Corp.
  6.25% ..................................         113,600          2,726,400
                                                                -------------

DOMESTIC OILS (2.7%)
Atlantic Richfield Co.
  9.00% ..................................         292,400          6,286,600
Nuevo Financing I
  5.75%, Series A ........................          76,000          4,075,500
Occidental Petroleum Corp.
  $3.875, Series 1993 (c) ................          87,000          4,959,000
Parker & Parsley Capital LLC
  6.25% (c) ..............................          86,500          5,730,625
Snyder Oil Corp.
  $1.50 (j3) .............................          69,000          1,673,250
                                                                -------------
                                                                   22,724,975
                                                                -------------

DRUGS (1.0%)
ICN Pharmaceuticals, Inc.
  Series B (c)(r) ........................           9,000          9,000,000
                                                                -------------

ELECTRICAL EQUIPMENT (0.3%)
Elsag Bailey Process Automation N.V.
  5.50% (c) ..............................          70,000          2,695,000
                                                                -------------

ENERGY (0.4%)
Unocal Corp.
  6.25% ..................................          61,900          3,543,775
                                                                -------------

FINANCE (1.1%)
Fuji International Finance Trust
  0.25% (c)(l) ...........................             357          9,359,789
                                                                -------------


                                                  Shares            Value
                                              ==================================
FINANCIAL SERVICES (0.2%)
Finova Finance Trust
  5.50% ..................................          30,000      $   1,575,000
                                                                -------------

FOOD, BEVERAGES & TOBACCO (1.1%)
Chiquita Brands International, Inc.
  $2.875, Series A .......................         100,000          4,300,000
  $3.75, Series B ........................          57,000          3,035,250
Dole Food Co.
  7.00% ..................................          60,000          2,152,500
                                                                -------------
                                                                    9,487,750
                                                                -------------

HOUSEHOLD PRODUCTS (1.0%)
AJL PEPS
  $1.44 (i) ..............................         526,900          8,627,988
                                                                -------------

PAPER & FOREST PRODUCTS (1.2%)
International Paper Co.
  5.25% ..................................          89,600          4,132,800
James River Corp. of Virginia
  $3.50, Series L (j5) ...................          70,000          3,622,500
  9.00%, Series P (j4) ...................          82,500          2,598,750
                                                                -------------
                                                                   10,354,050
                                                                -------------

PUBLISHING (0.3%)
Golden Books Financial Trust
  8.75% (c) ..............................          50,000          2,837,500
                                                                -------------

REAL ESTATE (0.2%)
Security Capital Pacific Trust
  $1.75, Series A ........................          54,700          1,675,187
                                                                -------------

RESTAURANTS & LODGING (1.7%)
Host Marriott Finance Trust
  6.75% (c) ..............................         269,000         14,290,625
                                                                -------------

STEEL, ALUMINUM & OTHER METALS (1.8%)
Bethlehem Steel Corp.
  $3.50 (c) ..............................         257,000          9,701,750
Kaiser Aluminum Corp.
  8.255% .................................          73,500            826,875
WHX Corp.
  6.50%, Series A ........................         115,400          4,500,600
                                                                -------------
                                                                   15,029,225
                                                                -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                  Shares            Value
                                              ==================================
PREFERRED STOCKS (Continued)

TELECOMMUNICATION EQUIPMENT (3.1%)
Loral Space & Communications
  Ltd.
  6.00% (c) ..............................         465,000      $  26,156,250
                                                                -------------

TELECOMMUNICATION SERVICES (0.2%)
AirTouch Communications, Inc.
  $4.25, Series C ........................          37,800          1,710,450
                                                                -------------

TELEPHONE UTILITIES (0.3%)
Nortel Inversora, S.A.
  10.00% (p) .............................          67,000          2,747,000
                                                                -------------

TRANSPORTATION (0.1%)
Arkansas Best Corp.
  $2.875, Series A .......................          24,000            573,000
                                                                -------------
Total Preferred Stocks
  (Cost $206,905,633) ....................                        211,044,652
                                                                -------------
Total Convertible Securities
  (Cost $584,637,569) ....................                        608,529,576
                                                                -------------


                                                Principal
                                                  Amount
                                              ============
CORPORATE BONDS (2.1%)

BUILDINGS (0.0%) (b)
UDC Homes, Inc.
  Series C
  (zero coupon)
  due 11/1/00 (a)(d)(g) ..................    $     18,799              4,700
                                                                -------------

COMPUTERS & OFFICE EQUIPMENT (1.0%)
Businessland, Inc.
  5.50%, due 3/1/07 ......................       1,965,000          1,296,900
EMC Corp.
  4.25%, due 1/1/01 ......................       4,500,000          7,513,335
                                                                -------------
                                                                    8,810,235
                                                                -------------

INSURANCE (0.2%)
Statesman Group, Inc.
  6.25%, due 5/1/03 ......................       1,500,000          1,533,750
                                                                -------------


                                                Principal
                                                  Amount            Value
                                              ==================================
MEDIA (0.9%)
American Media, Inc.
  Series XW
  (zero coupon), due 5/15/97 .............    $  3,250,000      $   3,120,000
Spanish Broadcasting System, Inc.
  7.50%, due 6/15/02
  12.50%, beginning 6/15/97 ..............         500,000            526,250
  12.75%, due 6/1/01 (c)(k)(s) ...........       4,235,494          4,235,494
                                                                -------------
                                                                    7,881,744
                                                                -------------
Total Corporate Bonds
  (Cost $15,678,948) .....................                         18,230,429
                                                                -------------


                                                  Shares
                                              =============
COMMON STOCKS (16.2%)

ADVERTISING (0.1%)
Omnicom Group, Inc. ....................            10,000            457,500
                                                                -------------

AEROSPACE (0.2%)
Northrop Grumman Corp. .................            10,000            827,500
Orbital Sciences Corp. (a) .............            59,450          1,025,512
                                                                -------------
                                                                    1,853,012
                                                                -------------

APPLIANCES & FURNITURE (0.1%)
Sunbeam Corp., Inc. ....................            30,000            772,500
                                                                -------------

AUTO MANUFACTURING (0.1%)
Ford Motor Co. .........................            30,000            956,250
                                                                -------------

AUTO PARTS (0.1%)
MascoTech, Inc. ........................            58,200            953,025
                                                                -------------

BUILDINGS (0.0%) (b)
Toll Brothers, Inc. (a) ................            10,000            195,000
                                                                -------------

CABLE (0.1%)
Comcast Corp., Special Class A .........            46,900            835,406
                                                                -------------

CASINOS (0.1%)
Aztar Corp. (a) ........................           111,500            780,500
                                                                -------------

CHEMICALS (0.9%)
Agrium, Inc. ...........................           131,100          1,802,625
Goodrich (B.F.), Co. ...................            25,000          1,012,500
IMC Global, Inc. .......................           106,900          4,182,463


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                  Shares            Value
                                              ==================================
COMMON STOCKS (Continued)

CHEMICALS (Continued)
Millennium Chemicals, Inc. (a) .........            14,957      $     265,487
Monsanto Co. ...........................             2,500             97,188
                                                                -------------
                                                                    7,360,263
                                                                -------------

COMPUTERS & OFFICE EQUIPMENT (1.5%)
3Com Corp. (a) .........................            10,000            733,750
3DO Company, (The) (a) .................            71,000            341,688
Apple Computer, Inc. (a) ...............            25,000            521,875
Compuware Corp. (a) ....................            11,500            576,437
Safeguard Scientifics, Inc. (a) ........            70,000          2,222,500
SCI Systems, Inc. (a) ..................            40,000          1,785,000
Sequent Computer Systems, Inc. (a) .....            64,500          1,144,875
Sterling Commerce, Inc. (a) ............            55,000          1,938,750
Trident Microsystems, Inc. (a) .........            61,000          1,029,375
Viasoft, Inc. (a) ......................            37,100          1,752,975
Viewlogic Systems, Inc. (a) ............            36,200            411,775
Western Digital Corp. (a) ..............            10,000            568,750
                                                                -------------
                                                                   13,027,750
                                                                -------------

CONGLOMERATES (0.2%)
Hanson, PLC ADR (f) ....................           209,400          1,413,450
Trizec Hahn Corp. ......................             4,000             88,000
                                                                -------------
                                                                    1,501,450
                                                                -------------

DOMESTIC OIL & GAS (0.5%)
Noble Affiliates, Inc. .................            84,885          4,063,869
                                                                -------------

DOMESTIC OILS (0.2%)
Parker & Parsley Petroleum Co. .........            13,900            510,825
Santa Fe Energy Resources, Inc. (a) ....           106,500          1,477,687
                                                                -------------
                                                                    1,988,512
                                                                -------------

DRUGS (0.2%)
Pfizer, Inc. ...........................            10,000            828,750
Regeneron Pharmaceuticals, Inc. (a) ....            20,000            322,500
Sepracor, Inc. (a) .....................            25,000            415,625
                                                                -------------
                                                                    1,566,875
                                                                -------------

ELECTRIC UTILITIES (1.7%)
General Electric Co. ...................            45,000          4,449,375
Huaneng Power
  International, Inc. ADR (a)(f) .......            20,000            450,000
Long Island Lighting Co. ...............           104,900          2,320,913
Peco Energy Co. ........................            72,000          1,818,000
Western Resources, Inc. ................            60,000          1,852,500
Wisconsin Energy Corp. .................           127,100          3,415,812
                                                                -------------
                                                                   14,306,600
                                                                -------------


                                                  Shares            Value
                                              ==================================
ELECTRICAL EQUIPMENT (0.3%)
DII Group, Inc. (a) ....................            25,000      $     581,250
Dynatech Corp. (a) .....................            13,600            601,800
LTX Corp. (a) ..........................           159,900            939,412
Newbridge Networks Corp. (a) ...........            30,000            847,500
                                                                -------------
                                                                    2,969,962
                                                                -------------

ENERGY (0.3%)
Apogee Enterprises, Inc. ...............            10,500            417,375
Calgon Carbon Corp. ....................            50,700            621,075
Seagull Energy Corp. (a) ...............            29,200            642,400
Triton Energy Ltd. (a) .................            26,100          1,265,850
                                                                -------------
                                                                    2,946,700
                                                                -------------

FINANCE (0.1%)
Hibernia Corp., Class A ................            50,000            662,500
                                                                -------------

FINANCIAL SERVICES (0.1%)
Cityscape Financial Corp. (a) ..........            18,700            490,875
Salomon, Inc. ..........................            10,600            499,525
                                                                -------------
                                                                      990,400
                                                                -------------

FOOD, BEVERAGES & TOBACCO (0.2%)
Dole Food Co. ..........................            40,000          1,355,000
                                                                -------------

GAS UTILITIES (0.0%) (b)
United Gas Holdings Corp. (a)(d)(g) ....            29,712             50,510
                                                                -------------

HEALTH CARE (0.7%)
Health Systems International, Inc.
  Class A (a) ..........................            37,500            928,125
Healthsource, Inc. (a) .................            65,000            853,125
Horizon/CMS Healthcare Corp. (a) .......           107,800          1,360,975
Humana, Inc. (a) .......................            59,800          1,143,675
Isolyser Co., Inc. (a) .................            35,800            250,600
Regency Health Services, Inc. (a) ......           190,200          1,830,675
                                                                -------------
                                                                    6,367,175
                                                                -------------

INSURANCE (1.5%)
American Bankers Insurance
  Group, Inc. ..........................            28,200          1,441,725
American International Group, Inc. .....            10,700          1,158,275
Chubb Corp. ............................           151,000          8,116,250
Fidelity National Financial, Inc. ......            32,340            489,143
Horace Mann Educators Corp. ............            36,500          1,473,687
                                                                -------------
                                                                   12,679,080
                                                                -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                  Shares            Value
                                              ==================================
COMMON STOCKS (Continued)

MEDICAL EQUIPMENT (0.4%)
American Medical Response, Inc. (a) ....            25,000      $     812,500
Biomet, Inc. ...........................            32,700            494,588
Sofamor Danek Group, Inc. (a) ..........            50,500          1,540,250
Uromed Corp. (a) .......................            29,300            285,675
                                                                -------------
                                                                    3,133,013
                                                                -------------

MINING (0.5%)
Battle Mountain Gold Co. ...............           292,800          2,013,000
Homestake Mining Co. ...................            97,000          1,382,250
Santa Fe Pacific Gold Corp. ............            21,000            322,875
Stillwater Mining Co. (a) ..............             4,000             72,500
TVX Gold, Inc. (a) .....................            25,000            193,750
                                                                -------------
                                                                    3,984,375
                                                                -------------

OIL SERVICES (0.5%)
McDermott International, Inc. ..........            50,000            831,250
Oceaneering International, Inc. (a) ....            63,500          1,008,063
Tidewater, Inc. ........................            50,500          2,285,125
                                                                -------------
                                                                    4,124,438
                                                                -------------

PAPER & FOREST PRODUCTS (0.2%)
Bowater, Inc. ..........................            29,600          1,113,700
Champion International Corp. ...........             4,600            198,950
                                                                -------------
                                                                    1,312,650
                                                                -------------

PUBLISHING (0.2%)
Hollinger International, Inc. ..........           142,000          1,633,000
                                                                -------------

REAL ESTATE (0.6%)
Horizon Group, Inc. ....................           125,800          2,500,275
Meditrust Corp. ........................            50,000          2,000,000
Simon DeBartolo Group, Inc. ............            16,700            517,700
                                                                -------------
                                                                    5,017,975
                                                                -------------

RECREATION & ENTERTAINMENT (0.2%)
Alliance Gaming Corp. (a) ..............           378,144          1,654,380
                                                                -------------

RESTAURANTS & LODGING (0.0%) (b)
Buffets, Inc. (a) ......................            11,500            104,938
Hilton Hotels Corp. ....................            10,000            261,250
                                                                -------------
                                                                      366,188
                                                                -------------


                                                  Shares            Value
                                              ==================================
RETAIL (1.3%)
Barnes & Noble, Inc. (a) ...............            17,000      $     459,000
Dillard Department Stores, Inc.
  Class A ..............................            10,000            308,750
Hollywood Entertainment Corp. (a) ......            66,300          1,226,550
J.C. Penney Co., Inc. ..................            55,000          2,681,250
Michaels Stores, Inc. (a) ..............            46,500            558,000
Nordstrom, Inc. ........................             9,900            350,831
Pier 1 Imports, Inc. ...................            16,900            297,863
Price/Costco, Inc. (a) .................            94,297          2,369,212
Rite Aid Corp. .........................            27,100          1,077,225
Saks Holdings, Inc. (a) ................            65,000          1,755,000
                                                                -------------
                                                                   11,083,681
                                                                -------------

SERVICES (0.3%)
AccuStaff, Inc. (a) ....................            39,000            823,875
Quintiles Transnational Corp. (a) ......            16,500          1,093,125
Sylvan Learning Systems, Inc. (a) ......            25,500            726,750
                                                                -------------
                                                                    2,643,750
                                                                -------------

STEEL, ALUMINUM & OTHER METALS (0.9%)
J&L Specialty Steel, Inc. ..............            33,700            383,338
Kaiser Aluminum Corp. (a) ..............            21,453            249,391
Newmont Mining Corp. ...................            37,500          1,678,125
Reynolds Metals Co. ....................            85,116          4,798,414
WHX Corp. (a) ..........................            40,000            355,000
                                                                -------------
                                                                    7,464,268
                                                                -------------

TELECOMMUNICATION EQUIPMENT (0.3%)
Ascend Communications, Inc. (a) ........            26,200          1,627,675
Clearnet Communications, Inc. ..........
  Class A (a) ..........................            36,700            403,700
Harmonic Lightwaves, Inc. (a) ..........            53,800            827,175
                                                                -------------
                                                                    2,858,550
                                                                -------------

TELECOMMUNICATION SERVICES (0.8%)
AirTouch Communications, Inc. (a) ......            80,000          2,020,000
Boston Technology, Inc. (a) ............            50,000          1,437,500
Lucent Technologies, Inc. ..............            40,000          1,850,000
Rogers Communications, Inc.
  Class B (a)(x) .......................           108,000            787,919
TCI Satellite Entertainment, Inc. (a) ..            11,800            116,525
Tele-Communications, Inc.
  Class A (a) ..........................            29,800            389,262
WorldCom, Inc. (a) .....................            10,000            260,625
                                                                -------------
                                                                    6,861,831
                                                                -------------

TEXTILE & APPAREL (0.5%)
Burlington Industries, Inc. (a) ........            97,000          1,067,000
Gucci Group N.V.- NY ...................            35,000          2,235,625


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                  Shares            Value
                                              ==================================
COMMON STOCKS (Continued)

TEXTILE & APPAREL (Continued)
Shaw Industries, Inc. ..................           104,300      $   1,225,525
                                                                -------------
                                                                    4,528,150
                                                                -------------

TOBACCO (0.1%)
Imperial Tobacco Group, PLC
  ADR (a)(f) .............................          52,350            675,483
                                                                -------------

TRANSPORTATION (0.2%)
Yellow Corp. (a) .........................         140,000          2,012,500
                                                                -------------
Total Common Stocks
  (Cost $137,340,481) ....................                        137,994,071
                                                                -------------

PREFERRED STOCKS (1.2%)

MEDIA (0.5%)
Spanish Broadcasting System, Inc.
  Series A (a)(c)(k) .....................           4,552          4,506,480
                                                                -------------

MINING (0.7%)
Freeport-McMoRan
  Copper & Gold, Inc.
  Series Silver (j6)(o) ..................         330,000          5,610,000
                                                                -------------
Total Preferred Stocks
  (Cost $9,665,180) ......................                         10,116,480
                                                                -------------

WARRANTS (0.1%)

MEDIA (0.1%)
Spanish Broadcasting System, Inc.
  expire 6/29/99 (a)(c) ..................           5,027            904,860
                                                                -------------
Total Warrants
  (Cost $754,050) ........................                            904,860
                                                                -------------


                                                Principal
                                                  Amount
                                              =============
SHORT-TERM INVESTMENTS (9.2%)


COMMERCIAL PAPER (9.2%)
American Express Credit Corp.
  6.303%, due 1/3/97 .....................    $ 38,000,000         38,000,000


                                                Principal
                                                  Amount            Value
                                              ==================================
COMMERCIAL PAPER (Continued)
Associates Corp. of North America
  6.502%, due on demand (t) ..............    $ 40,229,000      $  40,229,000
                                                                -------------
Total Short-Term Investments
  (Cost $78,229,000) .....................                         78,229,000
                                                                -------------
Total Investments
  (Cost $826,305,228) (v) ................           100.0%       854,004,416(w)
Liabilities in Excess of
  Cash and Other Assets ..................            (0.0)(b)       (140,668)
                                              ------------      -------------
  Net Assets .............................           100.0%     $ 853,863,748
                                              ============      =============


                                                  Shares
                                              ============
SHORT POSITIONS (-15.9%)
COMMON STOCKS (-15.9%)

AEROSPACE (-0.4%)
Wyman-Gordon Co. .......................          (148,600)        (3,306,350)
                                                                -------------

AIRLINES (-0.1%)
UAL Corp. ..............................            (5,000)          (312,500)
USAir Group, Inc. ......................           (28,500)          (666,188)
                                                                -------------
                                                                     (978,688)
                                                                -------------

BANKS (-0.4%)
Banc One Corp. .........................           (43,400)        (1,866,200)
Union Planters Corp. ...................           (48,700)        (1,899,300)
                                                                -------------
                                                                   (3,765,500)
                                                                -------------

BUILDING MATERIALS (-0.1%)
Owens Corning ..........................           (24,000)        (1,023,000)
                                                                -------------

BUILDINGS (-0.4%)
Toll Brothers, Inc. ....................           (10,000)          (195,000)
U.S. Home Corp. ........................          (120,900)        (3,143,400)
                                                                -------------
                                                                   (3,338,400)
                                                                -------------

CABLE (-0.1%)
Cox Communications, Inc. ...............           (40,000)          (925,000)
                                                                -------------

CAPITAL GOODS (-0.8%)
Cooper Industries, Inc. ................          (163,300)        (6,879,013)
                                                                -------------

CELLULAR TELEPHONE (-0.1%)
U.S. Cellular Corp. ....................           (19,400)          (540,775)
                                                                -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                  Shares            Value
                                              ==================================
COMMON STOCKS (Continued)

CHEMICALS (-0.0%)(b)
Lyondell Petrochemical Co. .............           (21,200)     $    (466,400)
                                                                -------------

COMPUTERS & OFFICE EQUIPMENT (-3.5%)
Apple Computer, Inc. ...................          (112,600)        (2,350,525)
Applied Magnetics Corp. ................          (276,300)        (8,254,462)
EMC Corp. ..............................          (110,000)        (3,643,750)
Inacom Corp. ...........................          (199,400)        (7,976,000)
Microsoft Corp. ........................           (10,000)          (826,250)
Quantum Corp. ..........................           (69,200)        (1,980,850)
Safeguard Scientifics, Inc. ............           (86,900)        (2,759,075)
SCI Systems, Inc. ......................           (15,000)          (669,375)
Sterling Commerce, Inc. ................           (25,000)          (881,250)
Viasoft, Inc. ..........................           (10,000)          (472,500)
                                                                -------------
                                                                  (29,814,037)
                                                                -------------

CONGLOMERATES (-0.2%)
Corning, Inc. ..........................           (33,500)        (1,549,375)
                                                                -------------

CONSUMER SERVICES (-0.5%)
ADT Ltd. ...............................          (173,300)        (3,964,238)
                                                                -------------

DOMESTIC OIL & GAS (-0.4%)
Enron Oil & Gas Co. ....................           (76,625)        (1,934,781)
Noble Affiliates, Inc. .................           (22,715)        (1,087,481)
Snyder Oil Corp. .......................            (4,600)           (79,925)
                                                                -------------
                                                                   (3,102,187)
                                                                -------------

DOMESTIC OILS (-0.3%)
Occidental Petroleum Corp. .............           (78,400)        (1,832,600)
Parker & Parsley Petroleum Co. .........           (24,700)          (907,725)
                                                                -------------
                                                                   (2,740,325)
                                                                -------------

ELECTRIC UTILITIES (-0.1%)
Huaneng Power International, Inc.
  ADR (f) ..............................           (20,000)          (450,000)
                                                                -------------

ELECTRICAL EQUIPMENT (-0.5%)
Cypress Semiconductor Corp. ............          (207,000)        (2,923,875)
Elsag Bailey Process
  Automation N.V .......................           (25,000)          (468,750)
Newbridge Networks Corp. ...............           (30,000)          (847,500)
                                                                -------------
                                                                   (4,240,125)
                                                                -------------


                                                  Shares            Value
                                              ==================================
ENERGY (-0.9%)
Apogee Enterprises, Inc. ...............           (10,000)     $    (397,500)
Chevron Corp. ..........................          (106,275)        (6,907,875)
Unocal Corp. ...........................           (11,300)          (459,062)
                                                                -------------
                                                                   (7,764,437)
                                                                -------------

FINANCIAL SERVICES (-0.3%)
Cityscape Financial Corp. ..............           (48,000)        (1,260,000)
Salomon, Inc. ..........................           (25,600)        (1,206,400)
                                                                -------------
                                                                   (2,466,400)
                                                                -------------

FOOD, BEVERAGES & TOBACCO (-0.1%)
Chiquita Brands International, Inc. ....           (37,000)          (471,750)
Dole Food Co. ..........................           (20,000)          (677,500)
                                                                -------------
                                                                   (1,149,250)
                                                                -------------

HOUSEHOLD PRODUCTS (-0.6%)
Amway Japan Ltd.(y) ....................           (87,400)        (2,801,137)
Amway Japan Ltd.ADR (f) ................           (73,977)        (1,229,868)
Whirlpool Corp. ........................           (20,200)          (941,825)
                                                                -------------
                                                                   (4,972,830)
                                                                -------------

INSURANCE (-3.9%)
Chubb Corp. ............................          (585,900)       (31,492,125)
Fremont General Corp. ..................           (49,600)        (1,537,600)
                                                                -------------
                                                                  (33,029,725)
                                                                -------------

MEDIA (-0.3%)
HSN, Inc. ..............................           (15,255)          (362,306)
Time Warner, Inc. ......................           (58,400)        (2,190,000)
                                                                -------------
                                                                   (2,552,306)
                                                                -------------

MINING (-0.1%)
Inco Limited ...........................           (15,000)          (478,125)
Stillwater Mining Ltd.Co ...............            (4,000)           (72,500)
                                                                -------------
                                                                     (550,625)
                                                                -------------

OIL SERVICES (-0.0%)(b)
Dresser Industries, Inc. ...............            (3,600)          (111,600)
Nabors Industries, Inc. ................           (15,200)          (292,600)
                                                                -------------
                                                                     (404,200)
                                                                -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                  Shares            Value
                                              ==================================
COMMON STOCKS (Continued)

PAPER & FOREST PRODUCTS (-0.2%)
Bowater, Inc. ..........................           (25,000)     $    (940,625)
International Paper Co. ................           (10,000)          (403,750)
James River Corp. of Virginia ..........           (10,000)          (331,250)
                                                                -------------
                                                                   (1,675,625)
                                                                -------------

REAL ESTATE (-0.1%)
Security Capital Pacific Trust .........           (19,300)          (441,487)
                                                                -------------

RESTAURANTS & LODGING (-0.4%)
Hilton Hotels Corp. ....................           (90,000)        (2,351,250)
McDonald's Corp. .......................           (25,650)        (1,160,663)
                                                                -------------
                                                                   (3,511,913)
                                                                -------------

RETAIL (-0.8%)
Federated Department Stores
  Inc ..................................          (110,000)        (3,753,750)
Michaels Stores, Inc. ..................           (61,400)          (736,800)
Pier 1 Imports, Inc. ...................            (9,900)          (174,487)
Rite Aid Corp. .........................           (27,100)        (1,077,225)
Waban, Inc. ............................           (34,800)          (904,800)
                                                                -------------
                                                                   (6,647,062)
                                                                -------------

SERVICES (-0.1%)
Quintiles Transnational Corp. ..........           (16,500)        (1,093,125)
                                                                -------------

STEEL, ALUMINUM & OTHER METALS (-0.0%) (b)
Reynolds Metals Co. ....................            (3,300)          (186,037)
                                                                -------------

TELECOMMUNICATION SERVICES (-0.2%)
TCI Satellite Entertainment, Inc. ......           (11,800)          (116,525)
Tele-Communications, Inc.
  Class A ..............................          (118,000)        (1,541,375)
                                                                -------------
                                                                   (1,657,900)
                                                                -------------

TRANSPORTATION (-0.0%) (b)
Yellow Corp. ...........................           (25,200)          (362,250)
                                                                -------------
Total Short Positions
  (Proceeds $122,377,088) ..............                        $(135,548,585)
                                                                =============


----------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Fair valued securities.
(e)  Partially segregated as margin against common stock short position.
(f)  ADR-American Depository Receipt.
(g)  Issuer in bankruptcy.
(h)  Issuer in default.
(i)  PEPS-Premium Exchangeable Participating Shares-each PEP is exchangeable for
     1.25 American Depository Shares of Amway Japan on 2/15/99.
(j1) Depository Shareseach share represents one-hundredth of a share of Series B preferred stock.
(j2) Depository Shares-each share represents one-tenth of a share of Series I convertible preferred stock.
(j3) Depository Shares-each share represents one-fourth of a share of $6.00 preferred stock.
(j4) Depository Shares-each share represents one-hundredth of a share of Series P preferred stock.
(j5) Depository Share-seach share represents one-fourth of a share of Series L $14.00 convertible preferred stock.
(j6) Depository Shares-each share represents 0.025 shares of a share of silver denominated preferred stock.
(k) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(l) 357 Units-each unit reflects an interest in 1,000 Noncumulative Mandatory Convertible preference shares of The Fuji Bank, Ltd. The preference shares are convertible into ordinary shares at an initial conversion price of
     (Y)2,002 per ordinary share at a future date.
(m) 75 Units--each unit reflects an interest in 3,000 of the Sakura Bank Ltd. Series II Noncumulative Mandatory Convertible preference shares. The preference shares are convertible into ordinary shares at an initial conversion price of (Y)1,122 per ordinary share at a future date.
(n) STRYPES--Structured Yield Product Exchangeable for Cox Communi-cations, Inc. common stock.
(o)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(p)  MEDS--Mandatorily Exchangeable Debt Security.
(q)  Yankee bond.
(r) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(s)  Floating rate. Rate shown is the rate in effect at December 31, 1996.
(t)  Adjustable rate. Rate shown is the rate in effect at December 31, 1996.
(u) Convertible into Inamed Corp. at a conversion ratio of 2,924.7693 per 5,000 shares of Italy Province (Republic of).
(v)  The cost for Federal income tax purposes is $829,004,120.
(w) At December 31, 1996 net unrealized appreciation was $25,000,296, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $47,842,155 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $22,841,859.
(x)  Canadian security.
(y)  Japanese security.
(Y)  Security denominated in Japanese Yen.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value (identified cost $826,305,228) .............................    $   854,004,416
Cash ..........................................................................................                604
Deposit with broker for securities sold short .................................................        122,377,088
Receivables:
  Investment securities sold ..................................................................         12,074,456
  Dividends and interest ......................................................................         11,772,797
  Fund shares sold ............................................................................          2,663,858
Unrealized appreciation on forward foreign currency contracts .................................            411,756
Other assets ..................................................................................                382
                                                                                                   ---------------
   Total assets ...............................................................................      1,003,305,357
                                                                                                   ---------------
LIABILITIES:
Securities sold short (proceeds $122,377,088) .................................................        135,548,585
Payables:
  Investment securities purchased .............................................................         11,017,341
  Fund shares redeemed ........................................................................          1,095,665
  NYLIFE Distributors .........................................................................            855,759
  Dividends on securities sold short ..........................................................            299,556
  Adviser .....................................................................................            257,768
  Transfer agent ..............................................................................             77,430
  Custodian ...................................................................................             18,440
  Trustees ....................................................................................              5,631
Accrued expenses ..............................................................................            265,434
                                                                                                   ---------------
   Total liabilities ..........................................................................        149,441,609
                                                                                                   ---------------
Net assets ....................................................................................    $   853,863,748
                                                                                                   ===============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized
Class A .......................................................................................    $        41,013
Class B .......................................................................................            577,812
Additional paid-in capital ....................................................................        832,285,849
Accumulated distribution in excess of net investment income ...................................           (263,608)
Accumulated undistributed net realized gain on investments ....................................          6,283,235
Net unrealized appreciation on investments ....................................................         27,699,188
Net unrealized depreciation on securities sold short ..........................................        (13,171,497)

Net unrealized appreciation on forward foreign currency contracts .............................            411,756
                                                                                                   ---------------
Net assets ....................................................................................    $   853,863,748
                                                                                                   ===============

CLASS A
Net assets applicable to outstanding shares ...................................................    $    56,620,479
                                                                                                   ===============
Shares of beneficial interest outstanding .....................................................          4,101,318
                                                                                                   ===============
Net asset value per share outstanding .........................................................    $         13.81
Maximum sales charge (5.50% of offering price) ................................................               0.80
                                                                                                   ---------------
Maximum offering price per share outstanding ..................................................    $         14.61
                                                                                                   ===============

CLASS B
Net assets applicable to outstanding shares ...................................................    $   797,243,269
                                                                                                   ===============
Shares of beneficial interest outstanding .....................................................         57,781,155
                                                                                                   ===============
Net asset value per share outstanding .........................................................    $         13.80
                                                                                                   ===============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
ncome:
  Dividends (a) .............................................................................................          $  8,818,644
  Interest ..................................................................................................            31,610,065
                                                                                                                       ------------
   Total income .............................................................................................            40,428,709
                                                                                                                       ------------
Expenses:
  Distribution--Class B .....................................................................................             4,035,786
  Administration ............................................................................................             2,444,000
  Advisory ..................................................................................................             2,444,000
  Dividends on securities sold short ........................................................................             1,743,224
  Service ...................................................................................................             1,697,223
  Transfer agent ............................................................................................               785,381
  Shareholder communication .................................................................................               327,527
  Interest expense on securities sold short .................................................................               287,314
  Registration ..............................................................................................               225,356
  Custodian .................................................................................................               108,191
  Professional ..............................................................................................               100,328
  Recordkeeping .............................................................................................                81,568
  Trustees ..................................................................................................                20,124
  Miscellaneous .............................................................................................                43,083
                                                                                                                       ------------
   Total expenses ...........................................................................................            14,343,105
                                                                                                                       ------------
Net investment income .......................................................................................            26,085,604
                                                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions .....................................................................................            43,583,816
  Securities sold short .....................................................................................            (4,786,612)
  Foreign currency transactions .............................................................................               750,486
                                                                                                                       ------------
Net realized gain on investments and foreign currency transactions ..........................................            39,547,690
                                                                                                                       ------------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .....................................................................................            13,120,801
  Securities sold short .....................................................................................            (8,782,317)

  Forward foreign currency contracts ........................................................................               262,408
                                                                                                                       ------------
Net unrealized gain on investments and foreign currencies ...................................................             4,600,892
                                                                                                                       ------------
Net realized and unrealized gain on investments and foreign currency transactions ...........................            44,148,582
                                                                                                                       ------------
Net increase in net assets resulting from operations ........................................................          $ 70,234,186
                                                                                                                       ============

----------
(a)   Dividends recorded net of foreign withholding taxes of $29,948.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                       Year ended       Year ended
                                                                                                      December 31,     December 31,
                                                                                                          1996             1995
                                                                                                     -------------    -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................................   $  26,085,604    $  12,381,727
  Net realized gain on investments ...............................................................      43,583,816       18,176,793
  Net realized gain (loss) on short sale transactions ............................................      (4,786,612)         708,783
  Net realized gain (loss) on foreign currency transactions ......................................         750,486          (34,489)
  Net change in unrealized appreciation (depreciation) on security transactions ..................      13,120,801       25,839,539
  Net change in unrealized depreciation on securities sold short .................................      (8,782,317)      (4,375,360)
  Net change in unrealized appreciation (depreciation) on forward foreign currency contracts .....         262,408          133,823
                                                                                                     -------------    -------------
  Net increase in net assets resulting from operations ...........................................      70,234,186       52,830,816
                                                                                                     -------------    -------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .......................................................................................      (2,097,940)        (511,874)
   Class B .......................................................................................     (26,160,372)     (10,670,355)

  From net realized gain on investments:
   Class A .......................................................................................      (2,448,253)        (778,196)
   Class B .......................................................................................     (34,512,908)     (12,402,053)
                                                                                                     -------------    -------------
     Total dividends and distributions to shareholders ...........................................     (65,219,473)     (24,362,478)
                                                                                                     -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .......................................................................................      36,576,622       26,364,588
   Class B .......................................................................................     390,110,257      235,388,770
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .......................................................................................       4,131,694        1,134,619
   Class B .......................................................................................      54,652,050       21,090,194
                                                                                                     -------------    -------------
                                                                                                       485,470,623      283,978,171
  Cost of shares redeemed:
   Class A .......................................................................................     (11,095,108)      (1,093,624)
   Class B .......................................................................................     (79,823,414)     (37,359,550)
                                                                                                     -------------    -------------
     Increase in net assets derived from capital share transactions ..............................     394,552,101      245,524,997
                                                                                                     -------------    -------------
     Net increase in net assets ..................................................................     399,566,814      273,993,335
NET ASSETS:
Beginning of year ................................................................................     454,296,934      180,303,599
                                                                                                     -------------    -------------
End of year ......................................................................................   $ 853,863,748    $ 454,296,934
                                                                                                     =============    =============
Accumulated distribution in excess of net investment income/accumulated undistributed
  net investment income ..........................................................................   $    (263,608)   $   1,412,984
                                                                                                     =============    =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                            Class B
                                                                                        -------------------------------------------
                                      Class A    Class B      Class A      Class B      September 1
                                      -------    -------      -------      -------        through          Year ended August 31
                                          Year ended               Year ended           December 31    ----------------------------
                                       December 31, 1996        December 31, 1995          1994*        1994       1993       1992
                                      ------------------      --------------------        ------       ------     ------     ------
Net asset value at
  beginning of period ...........     $13.45      $13.45      $11.67        $11.67        $12.83       $13.92     $11.46     $10.10
                                      ------      ------      ------        ------        ------       ------     ------     ------
Net investment income ...........       0.57        0.48        0.59          0.51          0.19         0.50       0.92       0.32
Net realized and unrealized
  gain (loss) on investments ....       1.02        1.02        2.14          2.14         (0.71)        0.70       2.45       1.32
Net realized and unrealized
  gain (loss) on foreign
  currency transactions .........       0.02        0.02       (0.00)(b)     (0.00)(b)        --        (0.01)        --         --
                                      ------      ------      ------        ------        ------       ------     ------     ------
Total from investment
  operations ....................       1.61        1.52        2.73          2.65         (0.52)        1.19       3.37       1.64
                                      ------      ------      ------        ------        ------       ------     ------     ------
Less dividends and distributions:
From net investment income ......      (0.62)      (0.54)      (0.55)        (0.47)        (0.21)       (0.49)     (0.42)     (0.28)

From net realized gain
  on investments ................      (0.63)      (0.63)      (0.40)        (0.40)        (0.43)       (1.79)     (0.49)        --
                                      ------      ------      ------        ------        ------       ------     ------     ------
Total dividends and distributions      (1.25)      (1.17)      (0.95)        (0.87)        (0.64)       (2.28)     (0.91)     (0.28)
                                      ------      ------      ------        ------        ------       ------     ------     ------
Net asset value at end of period      $13.81      $13.80      $13.45        $13.45        $11.67       $12.83     $13.92     $11.46
                                      ======      ======      ======        ======        ======       ======     ======     ======

Total investment return (a) .....      12.13%      11.39%      23.72%        23.02%        (4.09%)       8.95%     30.80%     16.43%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income .........        4.4%        3.8%        4.9%          4.3%          4.8%+        3.5%       3.4%       2.9%

  Expenses ......................        1.5%        2.1%        1.5%          2.1%          1.9%+        1.9%       1.9%       2.3%
Portfolio turnover rate .........        296%        296%        243%          243%           77%         269%       370%       291%
Average commission rate paid ....    $0.0468     $0.0468          (c)           (c)           (c)          (c)        (c)        (c)
Net assets at end of
  period (in 000's) .............    $56,621    $797,243     $26,836      $427,461      $180,304     $160,407    $58,943    $28,899


----------
 *   The Fund changed its fiscal year end from August 31 to December 31.
 +   Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek capital appreciation together with current income.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price

MainStay Convertible Fund


on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value at maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign currency exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1996:

           Contracts                    In                         Delivery                 Gross Unrealized
          to Deliver               Exchange for                      Date                     Appreciation
          ----------               ------------                    --------                 ----------------
        (Y)318,960,000              $3,000,000                     3/20/97                      $216,389
        (Y)551,450,000              $5,000,000                      6/6/97                       133,370
        (Y)219,600,000              $2,000,000                      6/6/97                        61,997
                                                                                                --------
          Net Appreciation                                                                      $411,756
                                                                                                ========


----------
(Y)  Japanese Yen.

Notes to Financial Statements continued


Securities Sold Short. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. The Fund may not invest more than 10% of its net assets in illiquid securities. At December 31, 1996 the Fund held no restricted securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.Permanent book-tax differences of $85,101 and $94,034 have been reclassified from accumulated distribution in excess of net investment income and accumulated net realized gain on investments, respectively, to additional paid in capital. In addition, $581,217 has been reclassified from accumulated net realized gain on foreign currency transactions to accumulated distribution in excess of net investment income.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expense incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized

MainStay Convertible Fund


and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.36% of the average daily net assets of the Fund.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

Notes to Financial Statements continued


The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $903,782 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $852,359 for the year ended December 31, 1996.

Trustee Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $74,793.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $15,636 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $81,568.


Note 4--Deposit with Broker:

Cash deposited with broker in the amount of $122,377,088 is partially restricted as collateral for securities sold short.


Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of U.S. Government securities were $271,953 and $270,794, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $1,394,393 and $1,058,801, respectively.

MainStay Convertible Fund

Note 6--Capital Share Transactions (in 000's):

                                                                                                Year ended December 31
                                                                                             1996                      1995
                                                                                    ---------------------       --------------------
                                                                                    Class A       Class B       Class A      Class B
                                                                                    -------       -------       -------      -------
Shares sold ................................................................         2,602        27,714         1,991        17,601
Shares issued in reinvestment of dividends and distributions ...............           297         3,935            85         1,583
                                                                                     -----        ------         -----        ------
                                                                                     2,899        31,649         2,076        19,184
Shares redeemed ............................................................           793         5,658            81         2,840
                                                                                     -----        ------         -----        ------
Net increase ...............................................................         2,106        25,991         1,995        16,344
                                                                                     =====        ======         =====        ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Convertible Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

The MainStay Funds


THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of Fund] S&P 500*                                 of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 International Equity Fund  graph indicating     international stock markets with         of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth      You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of Fund] for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for    You want income from securities that
 CONVERTIBLE FUND           graph indicating     a special blend of long-term growth      may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income            into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||     Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities.(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that't double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------

A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                               Convertible Fund
--------------------------------------------------------------------------------


                               1996 Annual Report

                               December 31, 1996


                            [LOGO] MainStay(R)
                                   Funds


                              Officers & Trustees

                        Alice T. Kane     Chairperson and Trustee
                        Walter W. Ubl     President, Chief Executive
                                          Officer, and Trustee
                      Edward J. Hogan     Trustee
                        Harry G. Hohn     Trustee
             Nancy Maginnes Kissinger     Trustee
                     Terry L. Lierman     Trustee
                  Donald E. Nickelson     Trustee
                       Donald K. Ross     Trustee
                  Richard S. Trutanic     Trustee
                   Jefferson C. Boyce     Senior Vice President
                     Anthony W. Polis     Chief Financial Officer
                   Richard W. Zuccaro     Tax Vice President
                  A. Thomas Smith III     Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel


[LOGO] MainStay(R) Funds

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Convertible Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.
[GRAPHIC]                                                           MSAN06 (297)

Table of Contents


Chairperson's Letter                                2

MainStay Equity Index Fund Highlights               3

$10,000 Invested in the MainStay
Equity Index Fund versus S&P 500
and Inflation                                       4

Portfolio Management Discussion and Analysis        5

Year-by-Year Performance                            6

Diversification by Industry--Top 5                  7

Portfolio Composition                               7

Returns & Lipper Rankings                           8

Top 10 Equity Holdings                              9

Portfolio of Investments                           10

Financial Statements                               20

Notes to Financial Statements                      24

Report of Independent Accountants                  29

The MainStay Funds                                 30

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

[GRAPHIC]


MainStay Equity Index Fund Highlights


1996 MARKET HIGHLIGHTS

o The year was an outstanding one for stocks, particularly large capitalization issues

o    The Dow Jones Industrial Average+ recorded a 28.91% gain for the year

o Top performing sectors included oil & gas drilling, shoes, and electronic semiconductors

o    Worst performing sectors included truckers, broadcast/media, and machines



1996 FUND HIGHLIGHTS

o One-year total return of 22.04% for Class A shares, excluding all sales charges, as of 12/31/96

o    Best one-year performance of all MainStay Funds as of 12/31/96

o    Fund returns closely tracked the S&P 500 Index++


----------
+ A price weighted average of 30 actively traded large capitalization stocks, mainly industrials but including some service oriented firms.
++  See footnote on page 4 for more information on the S&P 500.

$10,000 Invested in the MainStay
Equity Index Fund versus
S&P 500 and Inflation


Class A Shares

CLASS A SHARES


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                 MainStay Equity
Date              Index Fund            S&P 500         Inflation
--------------------------------------------------------------------------------
12/20/90          $ 9,000.00            $10,000          $10,000
12/91             $12,430.40            $13,040          $10,298
12/92             $13,200.20            $14,032          $10,603
12/93             $14,390.90            $15,441          $10,893
12/94             $14,462.80            $15,645          $11,177
12/95             $19,656.60            $21,518          $11,467
12/96             $23,988.20            $26,454          $11,847


[GRAPHIC] MainStay Equity Index Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


----------
   This graph assumes an initial investment of $10,000 made on 12/20/90 reflecting the effect of the current maximum sales charge of 3.0%, thereby reducing the amount of the investment to $9,700. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo Equity Index Fund Team

EQUITY INDEX FUND TEAM

Holly V. Cox, CFA and James A. Mehling, CFA


To the surprise and delight of equity investors, 1996 was another stellar year for stocks. While this year's results didn't match the 37.53% returns earned in 1995, it would be hard to be disappointed with the S&P 500 Index's* return of 22.94% for the 12 months ended 12/31/96, which was more than twice the average annual total return of the Index over the previous 70 years.++

Large capitalization stocks led the way, with the Dow Jones Industrial Average(ss.) increasing 28.91% for the year. The average Lipper|| S&P 500 Index fund returned 22.30%, for the year ended 12/31/96.

Given this context, how did the MainStay Equity Index Fund do in 1996?

For the 12 months ended 12/31/96, the MainStay Equity Index Fund returned 22.04%. The Fund underperformed the average Lipper S&P 500 Index Fund for the same period, but outperformed the average Lipper diversified U.S. stock fund, which returned 17.72% for the year.

Which stocks did best in 1996?

The S&P 500 Index is composed primarily of large capitalization stocks, many of which did exceedingly well in 1996. Among the strongest performing stocks were Rowan Cos., up 135%#, Nike, up 74%, and Intel, up 131% in their respective industry sectors: oil and gas drilling, up 104%, shoes, up 65%, and electronic semiconductors, up 57%.

Were these sectors equally weighted in the portfolio?

No. Each sector is individually weighted in the S&P 500 by its perceived importance in


Total return
------------
The performance of an investment with all income and capital gains reinvested.

Capitalization
--------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.


----------
++  Source: Ibbotson Associates, Chicago.
ss. See footnote on page 3 for more information on the Dow Jones Industrial
    Average.
|| See footnote and table on page 8 for more information on Lipper Analytical
   Services, Inc.
# Returns reflect performance during the period securities were held in the Fund.

--------------------------------------------------------------------------------
Bull market/bear market
-----------------------
A bull market is a prolonged period of rising prices, and a bear market is a prolonged period of falling prices.


[GRAPHIC]


YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING TABLE WAS PRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Year-End                  Total Return %
------------------------------------------------
12/91                         28.01
12/92                          6.23
12/93                          9.01
12/94                          0.47
12/95                         35.91
12/96                         22.04


----------
See footnote * on page 8 for more information on performance.

--------------------------------------------------------------------------------
the economy. Because of this, oil and gas drilling, shoes, and electronic semi-conductors represented 0.06%, 0.36%, and 3.27%, respectively, of the Index. So each made a different level of contribution to the overall performance of the Index and the Fund.

Which sectors were the worst performers?

Truckers were the weakest sector in 1996, but represented only 0.01% of the Index. Broadcast/media and machine tools were also laggards, representing 0.47% and 0.02% of the Index, respectively.

Why didn't the Fund outperform the Index?

Unlike an index, the returns of which are based on hypothetical investments, the Fund is a real-world investment and incurs trading expenses and management fees. As a result, the Fund cannot fully replicate the performance of the Index and will usually trail it by at least a small margin. Investors should take this into account in evaluating the performance of any indexed fund.

How does the Fund seek to track the Index?

The Fund seeks to remain as fully invested as possible at all times. Doing so allows the Fund to participate in bull markets, like the one we had this year, as well as participate in declines during bear markets.

Does indexing offer any advantages over other forms of investing?

While past performance is no guarantee of future results, over the five years ended

[GRAPHIC]


12/31/96, the average annual total return of the average Lipper U.S. diversified stock fund was 13.65%, compared to 14.71% for the average Lipper S&P 500 Index Fund. For the 10-year period ended 12/31/96, the numbers are 13.29% and 14.43%, respectively. While the Equity Index Fund's returns may be higher or lower than the S&P 500 and the Lipper averages over any given period, these figures suggest that indexing may be an appropriate strategy for inflation-conscious investors seeking higher equity returns over the long term.


James A. Mehling, CFA
Portfolio Manager


DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/96

[THE FOLLOWING TABLE WAS PRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector                                       Percentage
--------------------------------------------------------
Oil - Integrated International                6.5%
Major Regional Banks                          4.8%
Telephone                                     4.1%
Drugs                                         4.1%
Health Care - Diversified                     3.9%
All Other                                    76.6%


PORTFOLIO COMPOSITION AS OF 12/31/96

[THE FOLLOWING TABLE WAS PRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector                                       Percentage
--------------------------------------------------------
Common Stocks                                98.4%
Cash & Equivalents                            1.6


----------
Note: Actual percentages will vary over time.


Inflation
---------
An increase in the supply of money relative to available goods and services, resulting in higher prices or a rising "cost of living."

[GRAPHIC]


Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                      1 year    5 years        Life of Fund through 12/31/96
Class A               22.04%     14.05%                     16.19%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                      1 year    5 years        Life of Fund through 12/31/96
Class A               18.38%     13.36%                     15.60%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
                      1 year     5 years        Life of Fund through 12/31/96
Equity Index Fund     41 out of  16 out of                  11 out of
                      48 funds   16 funds                   13 funds
Average Lipper
S&P 500 Index
objective fund        22.30%     14.71%                     17.11%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset value & distributions for the 12 months ended 12/31/96
================================================================================
                    NAV 12/31/96           Income                Capital Gains
Class A               $23.37             $0.5390                    $0.8155
================================================================================


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for applicable sales charge. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. The administrator and adviser have agreed to assume a portion of the expenses. The total return for this Fund would have been lower without this voluntary limitation. This voluntary expense limitation may be terminated or revised at any time. The MainStay Equity Index Fund, first offered to the public on 12/20/90, is offered as Class A shares only. As of 1/3/95 shares were subject to an initial sales charge of up to 3% and an annual 12b-1 fee of .25%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Life of Fund return is from the period 12/20/90 through 12/31/96. For the 12-month period ended 12/31/96, the Lipper equity category included 3,912 funds and the MainStay Equity Index Fund was ranked 911 out of 3,912; 447 out of 1,249; and 449 out of 1,056 funds for the 1-year, 5-year, and since-inception periods, respectively.

[GRAPHIC]


Top 10 Equity Holdings as of 12/31/96

 HOLDING                                                             AMOUNT
--------------------------------------------------------------------------------
 General Electric Co.                                             $ 6,432,412
 Coca-Cola Co.                                                      5,160,092
 Exxon Corp.                                                        4,792,690
 Intel Corp.                                                        4,243,423
 Microsoft Corp.                                                    3,894,199
 Merck & Co., Inc.                                                  3,771,032
 Philip Morris Cos., Inc.                                           3,630,580
 Royal Dutch Petroleum Co.                                          3,605,215
 International Business Machines Corp.                              3,081,759
 Procter & Gamble Co.                                               2,902,607


----------
Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Equity Index Fund

                                                      Shares         Value
                                                   =============================

COMMON STOCKS (98.4%)+

AEROSPACE/DEFENSE (2.1%)
Boeing Co. ..................................         14,127     $ 1,502,760
General Dynamics Corp. ......................          2,493         175,757
Lockheed Martin Corp. .......................          7,823         715,804
McDonnell Douglas Corp. .....................          8,420         538,880
Northrop Grumman Corp. ......................          2,277         188,422
Raytheon Co. ................................          9,407         452,712
Rockwell International Corp. ................          8,540         519,872
United Technologies Corp. ...................          9,648         636,768
                                                                 -----------
                                                                   4,730,975
                                                                 -----------
AIRLINES (0.3%)
AMR Corp. (a) ...............................          3,543         312,227
Delta Air Lines, Inc. .......................          2,986         211,633
Southwest Airlines Co. ......................          5,632         124,608
USAir Group, Inc. (a) .......................          2,479          57,946
                                                                 -----------
                                                                     706,414
                                                                 -----------


ALUMINUM (0.4%)
Alcan Aluminum Ltd. .........................          8,863         298,018
Aluminum Co. of America .....................          6,856         437,070
Reynolds Metals Co. .........................          2,501         140,994
                                                                 -----------
                                                                     876,082
                                                                 -----------

AUTOMOBILES (1.8%)
Chrysler Corp. ..............................         28,708         947,364
Ford Motor Co. ..............................         46,872       1,494,045
General Motors Corp. ........................         29,698       1,655,663
                                                                 -----------
                                                                   4,097,072
                                                                 -----------

AUTOPARTS - AFTER MARKET (0.3%)
Cooper Tire & Rubber Co. ....................          3,263          64,444
Echlin Inc. .................................          2,467          78,019
Genuine Parts Co. ...........................          4,777         212,577
Goodyear Tire & Rubber Co. ..................          6,081         312,411
                                                                 -----------
                                                                     667,451
                                                                 -----------

BEVERAGES - ALCOHOLIC (0.7%)
Anheuser-Busch Cos., Inc. ...................         19,531         781,240
Brown-Forman Corp. Class B ..................          2,663         121,832
Coors (Adolph) Co. Class B ..................          1,454          27,626
Seagram Co. Ltd. ............................         14,654         567,843
                                                                 -----------
                                                                   1,498,541
                                                                 -----------


                                                      Shares         Value
                                                   =============================

BEVERAGES - SOFT DRINKS (3.1%)
Coca-Cola Co. ...............................         98,054     $ 5,160,092
PepsiCo, Inc. ...............................         61,532       1,799,811
                                                                  ----------
                                                                   6,959,903
                                                                  ----------

BROADCAST/MEDIA (0.5%)
Comcast Corp. Class A .......................         12,828         228,499
Tele-Communications TCI Group
  Series A (a) ..............................         26,221         342,512
U.S. West Media Group (a) ...................         24,441         452,158
                                                                  ----------
                                                                   1,023,169
                                                                  ----------

BUILDING MATERIALS (0.2%)
Masco Corp. .................................          6,275         225,900
Owens-Corning Corp. .........................          1,987          84,696
Sherwin-Williams Co. ........................          3,410         190,960
                                                                  ----------
                                                                     501,556
                                                                  ----------

CHEMICALS (2.3%)
Air Products & Chemicals, Inc. ..............          4,367         301,869
Dow Chemical Co. ............................          9,646         756,005
Du Pont (E.I.) De Nemours & Co. .............         22,157       2,091,067
Eastman Chemical Co. ........................          3,146         173,816
Goodrich (B.F.) Co. .........................          2,029          82,175
Hercules, Inc. ..............................          4,201         181,693
Monsanto Co. ................................         23,157         900,228
Praxair, Inc. ...............................          6,052         279,149
Rohm & Haas Co. .............................          2,543         207,572
Union Carbide Corp. .........................          5,226         213,613
                                                                  ----------
                                                                   5,187,187
                                                                  ----------

CHEMICALS - DIVERSIFIED (0.3%)
Avery Dennison Corp. ........................          4,100         145,037
Engelhard Corp. .............................          5,657         108,190
FMC Corp. (a) ...............................          1,441         101,050
PPG Industries Inc. .........................          7,389         414,708
                                                                  ----------
                                                                     768,985
                                                                  ----------

CHEMICALS - SPECIALTY (0.3%)
Grace (W.R.) & Co. ..........................          3,442         178,124
Great Lakes Chemical Corp. ..................          2,566         119,960
Morton International, Inc. ..................          5,582         227,467
Nalco Chemical Co. ..........................          2,706          97,754
Sigma-Aldrich Corp. .........................          2,002         125,000
                                                                  ----------
                                                                     748,305
                                                                  ----------


----------
+  Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1996

                                                      Shares         Value
                                                   =============================

COMMON STOCKS (Continued)


COMMUNICATION - EQUIPMENT MANUFACTURERS (2.2%)
Andrew Corp. (a) ............................          2,334       $  123,848
Bay Networks, Inc. (a) ......................          7,669          160,090
Cabletron Systems, Inc. (a) .................          6,217          206,715
Cisco Systems, Inc. (a) .....................         25,502        1,622,565
DSC Communications Corp. (a) ................          4,579           81,850
General Instrument Corp. (a) ................          5,424          117,294
Lucent Technologies Inc. ....................         25,062        1,159,118
Northern Telecom Ltd. .......................         10,094          624,566
Scientific-Atlanta, Inc. ....................          3,016           45,240
Tellabs, Inc. (a) ...........................          7,104          267,288
3Com Corp. (a) ..............................          6,881          504,893
                                                                   ----------
                                                                    4,913,467
                                                                   ----------

COMPUTER - SOFTWARE & SERVICES (3.3%)
Autodesk, Inc. ..............................          1,823           51,044
Automatic Data Processing, Inc. .............         11,363          487,189
Ceridian Corp. (a) ..........................          2,625          106,312
Computer Associates
  International, Inc. .......................         14,321          712,470
Computer Sciences Corp. (a) .................          2,981          244,815
First Data Corp. ............................         17,680          645,320
Microsoft Corp. (a) .........................         47,131        3,894,199
Novell Inc. (a) .............................         13,595          128,728
Oracle Corp. (a) ............................         25,988        1,084,999
Shared Medical Systems Corp. ................            913           44,965
                                                                   ----------
                                                                    7,400,041
                                                                   ----------

COMPUTER SYSTEMS (3.6%)
Amdahl Corp. (a) ............................          4,582           55,557
Apple Computer, Inc. (a) ....................          4,950          103,331
Compaq Computer Corp. (a) ...................         10,530          781,853
Data General Corp. (a) ......................          1,559           22,606
Dell Computer Corp. (a) .....................          7,162          380,481
Digital Equipment Corp. (a) .................          6,027          219,232
EMC Corp. (a) ...............................          9,051          299,814
Hewlett-Packard Co. .........................         40,255        2,022,814
Intergraph Corp. (a) ........................          1,840           18,860
International Business
  Machines Corp. ............................         20,409        3,081,759
Seagate Technology (a) ......................          9,954          393,183
Silicon Graphics Inc. (a) ...................          6,845          174,547
Sun Microsystems (a) ........................         14,442          370,979
Tandem Computers Inc. (a) ...................          4,545           62,494



                                                      Shares         Value
                                                   =============================

COMPUTER SYSTEMS (Continued)
Unisys Corp. (a) ............................          6,803         $   45,920
                                                                     ----------
                                                                      8,033,430
                                                                     ----------

CONGLOMERATES (0.3%)
Tenneco, Inc. ...............................          6,849            309,061
Textron Inc. ................................          3,177            299,432
                                                                     ----------
                                                                        608,493
                                                                     ----------

CONTAINERS - METAL & GLASS (0.1%)
Ball Corp. ..................................          1,222             31,772
Crown Cork & Seal Co., Inc. .................          5,006            272,201
                                                                     ----------
                                                                        303,973
                                                                     ----------

CONTAINERS - PAPER (0.1%)
Bemis Co., Inc. .............................          2,023             74,598
Stone Container Corp. .......................          3,875             57,641
Temple-Inland Inc. ..........................          2,174            117,668
                                                                     ----------
                                                                        249,907
                                                                     ----------

COSMETICS (0.9%)
Alberto-Culver Co. Class B ..................          1,090             52,320
Avon Products, Inc. .........................          5,310            303,334
Gillette Co. ................................         17,511          1,361,480
International Flavors &
  Fragrances Inc. ...........................          4,327            194,715
                                                                     ----------
                                                                      1,911,849
                                                                     ----------

DRUGS (4.1%)
Lilly (Eli) & Co. ...........................         21,574          1,574,902
Merck & Co., Inc. ...........................         47,584          3,771,032
Pfizer Inc. .................................         25,317          2,098,146
Pharmacia & Upjohn, Inc. ....................         20,045            794,283
Schering-Plough Corp. .......................         14,470            936,933
                                                                     ----------
                                                                      9,175,296

ELECTRIC POWER COMPANIES (2.8%)
American Electric Power Co., Inc. ...........          7,389            303,873
Baltimore Gas & Electric Co. ................          5,822            155,739
Carolina Power & Light Co. ..................          6,007            219,256
Central & South West Corp. ..................          8,219            210,612
Cinergy Corp. ...............................          6,234            208,060
Consolidated Edison
  Co. of New York, Inc. .....................          9,214            269,510



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                      Shares         Value
                                                   =============================
COMMON STOCKS (Continued)

ELECTRIC POWER COMPANIES (Continued)
Dominion Resources, Inc. ....................          6,932          $  266,882
DTE Energy Co. ..............................          5,748             186,092
Duke Power Co. ..............................          8,073             373,376
Edison International ........................         17,069             339,246
Entergy Corp. ...............................          8,928             247,752
FPL Group, Inc. .............................          7,202             331,292
General Public Utilities Corp. ..............          4,693             157,802
Houston Industries Inc. .....................          9,290             210,186
Niagara Mohawk
  Power Corp. (a) ...........................          5,717              56,455
Northern States Power Co. ...................          2,677             122,807
Ohio Edison Co. .............................          5,966             135,726
Pacific Gas & Electric Co. ..................         16,326             342,846
PacifiCorp ..................................         11,588             237,554
PECO Energy Co. .............................          8,703             219,751
PP&L Resources, Inc. ........................          6,254             143,842
Public Service Enterprise
  Group Inc. ................................          9,554             260,346
Southern Co. (The) ..........................         26,646             602,866
Texas Utilities Co. .........................          8,839             360,189
Unicom Corp. ................................          8,484             230,128
Union Electric Co. ..........................          4,006             154,231
                                                                     -----------
                                                                       6,346,419
                                                                     -----------

ELECTRICAL EQUIPMENT (3.9%)
AMP Inc. ....................................          8,523             327,070
Emerson Electric Co. ........................          8,839             855,173
General Electric Co. ........................         65,056           6,432,412
General Signal Corp. ........................          1,959              83,747
Grainger (W.W.), Inc. .......................          2,013             161,543
Honeywell, Inc. .............................          4,969             326,712
Raychem Corp. ...............................          1,756             140,700
Thomas & Betts Corp. ........................          2,078              92,211
Westinghouse Electric Corp. .................         16,684             331,595
                                                                     -----------
                                                                       8,751,163
                                                                     -----------

ELECTRONIC - DEFENSE (0.0%) (b)
EG&G, Inc. ..................................          1,866              37,553
                                                                     -----------

ELECTRONIC - INSTRUMENTATION (0.1%)
Perkin-Elmer Corp. ..........................          1,672              98,439
Tektronix, Inc. .............................          1,263              64,729
                                                                     -----------
                                                                         163,168
                                                                     -----------


                                                      Shares            Value
                                                   ==============================
ELECTRONIC - SEMICONDUCTORS (3.1%)
Advanced Micro
  Devices, Inc. (a) .........................          5,210           $  134,157
Applied Materials, Inc. (a) .................          7,023              252,389
Intel Corp. .................................         32,408            4,243,423
LSI Logic Corp. (a) .........................          5,107              136,612
Micron Technology, Inc. .....................          8,225              239,553
Motorola, Inc. ..............................         23,236            1,426,110
National Semiconductor
  Corp. (a) .................................          5,398              131,576
Texas Instruments, Inc. .....................          7,449              474,874
                                                                       ----------
                                                                        7,038,694
                                                                       ----------

ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp. .................................          3,264              204,816
Foster Wheeler Corp. ........................          1,587               58,917
                                                                       ----------
                                                                         263,733
                                                                       ----------

ENTERTAINMENT (1.4%)
King World
  Productions, Inc. (a) .....................          1,449               53,432
Time Warner Inc. ............................         22,472              842,700
Viacom, Inc. Class B (a) ....................         14,037              489,540
Walt Disney Co. (The) .......................         26,703            1,859,197
                                                                       ----------
                                                                        3,244,869
                                                                       ----------

FINANCIAL - MISCELLANEOUS (2.3%)
American Express Co. ........................         18,723            1,057,850
American General Corp. ......................          8,166              333,785
Dean Witter, Discover & Co. .................          6,512              431,420
Federal Home Loan
  Mortgage Corp. ............................          7,031              774,289
Federal National
  Mortgage Association ......................         42,918            1,598,696
Green Tree Financial Corp. ..................          5,426              209,579
MBIA Corp. ..................................          1,710              173,137
MBNA Corp. ..................................          8,722              361,963
Transamerica Corp. ..........................          2,629              207,691
                                                                       ----------
                                                                        5,148,410
                                                                       ----------
FOOD DISTRIBUTORS (0.1%)
Fleming Cos., Inc. ..........................          1,449               24,995
Supervalu Inc. ..............................          2,712               76,953
Sysco Corp. .................................          7,109              231,931
                                                                       ----------
                                                                          333,879
                                                                       ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                      Shares         Value
                                                   =============================
COMMON STOCKS (Continued)

FOODS (2.9%)
Archer-Daniels-Midland Co. ..................         21,395       $  470,690
Campbell Soup Co. ...........................          9,212          739,263
ConAgra, Inc. ...............................          9,530          474,117
CPC International Inc. ......................          5,653          438,107
General Mills, Inc. .........................          6,208          393,432
Heinz (H.J.) Co. ............................         14,569          520,842
Hershey Foods Corp. .........................          5,989          262,019
Kellogg Co. .................................          8,331          546,722
Quaker Oats Co. .............................          5,341          203,626
Ralston-Ralston Purina Group ................          4,162          305,387
Sara Lee Corp. ..............................         18,986          707,228
Unilever, N.V ...............................          6,319        1,107,405
Wrigley (Wm.) Jr. Co. .......................          4,538          255,262
                                                                   ----------
                                                                    6,424,100
                                                                   ----------

GOLD (0.5%)
Barrick Gold Corp. ..........................         14,019          403,047
Battle Mountain Gold Co. ....................          8,871           60,988
Echo Bay Mines Ltd. .........................          5,501           36,444
Homestake Mining Co. ........................          5,744           81,852
Newmont Mining Corp. ........................          3,951          176,807
Placer Dome Inc. ............................          9,381          204,037
Santa Fe Pacific Gold Corp. .................          5,203           79,996
                                                                   ----------
                                                                    1,043,171
                                                                   ----------

HARDWARE & TOOLS (0.1%)
Black & Decker Corp. ........................          3,424          103,148
Snap-On, Inc. ...............................          2,455           87,459
Stanley Works (The) .........................          3,489           94,203
                                                                   ----------
                                                                      284,810
                                                                   ----------

HEALTH CARE - DIVERSIFIED (3.9%)
Abbott Laboratories .........................         30,755        1,560,816
Allergan, Inc. ..............................          2,537           90,381
American Home
  Products Corp. ............................         25,100        1,471,488
Bristol-Myers Squibb Co. ....................         19,762        2,149,117
Johnson & Johnson ...........................         52,404        2,607,099
Mallinckrodt Group Inc. .....................          2,919          128,801
Warner-Lambert Co. ..........................         10,672          800,400
                                                                   ----------
                                                                    8,808,102
                                                                   ----------

HEALTH CARE - HMOs (0.2%)
Humana Inc. (a) .............................          6,384          122,094
                                                                    ---------


                                                      Shares         Value
                                                   =============================
HEALTH CARE - HMOs (Continued)
United Healthcare Corp. .....................          7,171       $  322,695
                                                                   ----------
                                                                      444,789
                                                                   ----------

HEALTH CARE - MISCELLANEOUS (0.3%)
ALZA Corp. (a) ..............................          3,358           86,888
Amgen Inc. (a) ..............................         10,489          570,339
Beverly Enterprises, Inc. (a) ...............          3,974           50,669
Manor Care, Inc. ............................          2,481           66,987
                                                                   ----------
                                                                      774,883
HEAVY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. ....................          1,607           73,922
Dana Corp. ..................................          3,975          129,684
Eaton Corp. .................................          3,018          210,506
ITT Industries, Inc. ........................          4,658          114,121
Navistar International
  Corp. (a) .................................          2,939           26,818
PACCAR Inc. .................................          1,550          105,400
                                                                   ----------
                                                                      660,451
                                                                   ----------
HOMEBUILDING (0.0%) (b)
Centex Corp. ................................          1,104           41,538
Kaufman & Broad Home Corp. ..................          1,561           20,098
Pulte Corp. .................................          1,049           32,257
                                                                   ----------
                                                                       93,893

HOSPITAL MANAGEMENT (0.6%)
Columbia/HCA
Healthcare Corp. ............................         26,323        1,072,662
Tenet Healthcare Corp. (a) ..................          8,520          186,375
                                                                   ----------
                                                                    1,259,037
                                                                   ----------
HOTEL - MOTEL (0.4%)
Harrah's Entertainment,
  Inc. (a) ..................................          4,046           80,414
Hilton Hotels Corp. .........................          9,834          256,913
ITT Corp. (a) ...............................          4,645          201,477
Marriott International Inc. .................          5,062          279,676
                                                                   ----------
                                                                      818,480
                                                                   ----------
HOUSEHOLD - FURNISHINGS & APPLIANCES (0.1%)
Armstrong World
  Industries, Inc. ..........................          1,461          101,540
Maytag Corp. ................................          3,935           77,716


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                      Shares         Value
                                                   =============================
COMMON STOCKS (Continued)

HOUSEHOLD - FURNISHINGS & APPLIANCES (Continued)
Whirlpool Corp. .............................          2,874       $  134,000
                                                                   ----------
                                                                      313,256
                                                                   ----------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The) ............................          2,021          202,858
Colgate-Palmolive Co. .......................          5,831          537,910
Kimberly-Clark Corp. ........................         11,084        1,055,751
Procter & Gamble Co. (The) ..................         27,001        2,902,607
                                                                   ----------
                                                                    4,699,126
                                                                   ----------

HOUSEWARES (0.2%)
Newell Co. ..................................          6,194          195,111
Rubbermaid Inc. .............................          5,992          136,318
Tupperware Corp. ............................          2,385          127,896
                                                                   ----------
                                                                      459,325
                                                                   ----------

INSURANCE BROKERS (0.3%)
Alexander & Alexander
  Services Inc. .............................          1,857           32,265
Aon Corp. ...................................          4,223          262,354
Marsh & McLennan Cos., Inc. .................          2,885          300,040
                                                                   ----------
                                                                      594,659
                                                                   ----------

INVESTMENT BANK/BROKERAGE (0.5%)
Merrill Lynch & Co., Inc. ...................          6,620          539,530
Morgan Stanley Group Inc. ...................          6,046          345,378
Salomon Inc. ................................          4,229          199,291
                                                                   ----------
                                                                    1,084,199
                                                                   ----------

LEISURE TIME (0.0%) (b)
Brunswick Corp. .............................          3,904           93,696
                                                                   ----------
                                                                       93,696
                                                                   ----------

LIFE INSURANCE (0.6%)
Aetna Inc. ..................................          5,875          470,000
Jefferson-Pilot Corp. .......................          2,827          160,079
Lincoln National Corp. ......................          4,111          215,827
Providian Corp. .............................          3,641          187,056
Torchmark Corp. .............................          2,821          142,461
UNUM Corp. ..................................          2,828          204,323
USLIFE Corp. ................................          1,360           45,220
                                                                   ----------
                                                                    1,424,966
                                                                   ----------


                                                      Shares         Value
                                                   =============================

MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. ....................          1,561       $   34,147
Giings & Lewis, Inc. ........................          1,284           16,531
                                                                   ----------
                                                                       50,678
                                                                   ----------

MACHINERY - DIVERSIFIED (0.8%)
Briggs & Stratton Corp. .....................          1,139           50,116
Case Corp. ..................................          2,823          153,854
Caterpillar Inc. ............................          7,546          567,837
Cooper Industries Inc. ......................          4,315          181,769
Deere & Co. .................................         10,300          418,438
Harnischfeger Industries, Inc. ..............          1,868           89,898
Ingersoll-Rand Co. ..........................          4,311          191,839
NACCO Industries, Inc. Class A ..............            345           18,457
Thermo Electron Corp. (a) ...................          2,700          111,375
Timken Co. (The) ............................          1,244           57,068
                                                                   ----------
                                                                    1,840,651
                                                                   ----------

MAJOR REGIONAL BANKS (4.8%)
Banc One Corp. ..............................         17,086          734,698
Bank of Boston Corp. ........................          5,974          383,829
Bank of New York Co., Inc. (The) ............         15,289          516,004
Barnett Banks, Inc. .........................          7,599          312,509
Boatmen's Bancshares, Inc. ..................          6,161          397,384
Comerica Inc. ...............................          4,195          219,713
CoreStates Financial Corp. ..................          8,723          452,506
Fifth Third Bancorp .........................          4,054          254,642
First Bank System, Inc. .....................          5,551          378,856
First Union Corp. ...........................         11,246          832,204
Fleet Financial Group, Inc. .................         10,311          514,261
KeyCorp .....................................          9,126          460,863
Mellon Bank Corp. ...........................          5,110          362,810
National City Corp. .........................          8,710          390,861
NationsBank Corp. ...........................         11,422        1,116,501
Norwest Corp. ...............................         14,454          628,749
PNC Bank Corp. ..............................         13,394          503,949
Republic New York Corp. .....................          2,181          178,024
SunTrust Banks, Inc. ........................          8,923          439,458
U.S. Bancorp ................................          6,079          273,175
Wachovia Corp. ..............................          6,656          376,064
Wells Fargo & Co. ...........................          3,687          994,568
                                                                   ----------
                                                                   10,721,628
                                                                   ----------

MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises Inc. ..................          1,416           38,940
                                                                   ----------

MANUFACTURING - DIVERSIFIED (1.0%)
AlliedSignal Inc. ...........................         11,065          741,355
Crane Co. ...................................          1,845           53,520


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                      Shares         Value
                                                   =============================
COMMON STOCKS (Continued)

MANUFACTURING - DIVERSIFIED (Continued)
Dover Corp. .................................          4,494       $   225,824
Illinois Tool Works Inc. ....................          4,790           382,601
Johnson Controls, Inc. ......................          1,607           133,180
Millipore Corp. .............................          1,715            70,958
Pall Corp. ..................................          4,485           114,367
Parker-Hannifin Corp. .......................          2,961           114,739
TRINOVA Corp. ...............................          1,097            39,903
Tyco International Ltd. .....................          6,013           317,937
                                                                   -----------
                                                                     2,194,384
                                                                   -----------

MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ...........................          2,291            64,148
Bausch & Lomb Inc. ..........................          2,197            76,895
Baxter International Inc. ...................         10,704           438,864
Becton, Dickinson & Co. .....................          4,935           214,056
Biomet, Inc. ................................          4,625            69,953
Boston Scientific Corp. (a) .................          7,000           420,000
Guidant Corp. ...............................          2,912           165,984
Medtronic, Inc. .............................          9,441           641,988
St. Jude Medical, Inc. (a) ..................          3,194           136,144
United States Surgical Corp. ................          2,466            97,099
                                                                   -----------
                                                                     2,325,131
                                                                   -----------

METALS - MISCELLANEOUS (0.3%)
ASARCO Inc. .................................          1,631            40,571
Cyprus Amax Minerals Co. ....................          3,636            84,992
Freeport-McMoRan
  Copper & Gold Inc. Class B ................          7,631           227,976
Inco Ltd. ...................................          6,605           210,534
Phelps Dodge Corp. ..........................          2,587           174,623
                                                                   -----------
                                                                       738,696
                                                                   -----------

MISCELLANEOUS (1.4%)
Airtouch Communications, Inc. (a) ...........         19,620           495,405
American Greetings Corp. Class A ............          2,986            84,728
Corning Inc. ................................          9,120           421,800
Harcourt General, Inc. ......................          2,798           129,058
Harris Corp. ................................          1,572           107,879
Jostens, Inc. ...............................          1,515            32,004
Minnesota Mining &
  Manufacturing Co. .........................         16,526         1,369,592
Pioneer Hi-Bred
  International, Inc. .......................          3,265           228,550
TRW, Inc. ...................................          5,045           249,727
Whitman Corp. ...............................          4,156            95,069
                                                                   -----------
                                                                     3,213,812
                                                                   -----------


                                                      Shares         Value
                                                   =============================
MONEY CENTER BANKS (2.9%)
BankAmerica Corp. ...........................         14,137       $ 1,410,166
Bankers Trust New York Corp. ................          3,121           269,186
Chase Manhattan Corp. .......................         17,232         1,537,956
Citicorp ....................................         18,536         1,909,208
First Chicago Corp. .........................         12,484           671,015
Morgan (J.P.) & Co., Inc. ...................          7,311           713,736
                                                                   -----------
                                                                     6,511,267
                                                                   -----------

MULTI-LINE INSURANCE (1.7%)
American International
  Group, Inc. ...............................         18,462         1,998,511
CIGNA Corp. .................................          3,035           414,657
ITT Hartford Group, Inc. ....................          4,651           313,943
Travelers Group Inc. ........................         25,226         1,144,630
                                                                   -----------
                                                                     3,871,741
                                                                   -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.9%)
Coastal Corp. ...............................          4,155           203,076
Columbia Gas System, Inc. ...................          2,159           137,366
Consolidated Natural Gas Co. ................          3,637           200,944
Eastern Enterprises .........................            770            27,239
Enron Corp. .................................          9,853           424,911
ENSERCH Corp. ...............................          2,690            61,870
NICOR Inc. ..................................          1,998            71,429
NorAm Energy Corp. ..........................          5,325            81,872
ONEOK Inc. ..................................          1,077            32,310
Pacific Enterprises .........................          3,251            98,749
PanEnergy Corp. .............................          5,912           266,040
Peoples Energy Corp. ........................          1,406            47,628
Sonat, Inc. .................................          3,343           172,164
Williams Cos., Inc. (The) ...................          6,184           231,919
                                                                   -----------
                                                                     2,057,517
                                                                   -----------

OFFICE EQUIPMENT & SUPPLIES (0.6%)
Alco Standard Corp. .........................          5,056           261,016
Moore Corp. Ltd. ............................          4,027            82,050
Pitney Bowes Inc. ...........................          5,861           319,425
Xerox Corp. .................................         12,730           669,916
                                                                   -----------
                                                                     1,332,407
                                                                   -----------

OIL & GAS DRILLING (0.1%)
Helmerich & Payne, Inc. .....................            940            48,998
Rowan Cos., Inc. (a) ........................          3,274            74,074
                                                                   -----------
                                                                       123,072
                                                                   -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                      Shares         Value
                                                   =============================
COMMON STOCKS (Continued)

OIL - EXPLORATION & PRODUCTION (0.3%)
Burlington Resources Inc. ...................          4,970       $  250,364
Oryx Energy Co. (a) .........................          3,996           98,901
Santa Fe Energy
  Resources, Inc. (a) .......................          3,481           48,299
Union Pacific
  Resources Group, Inc. .....................          9,866          288,580
                                                                   ----------
                                                                      686,144
                                                                   ----------

OIL - INTEGRATED DOMESTIC (1.3%)
Amerada Hess Corp. ..........................          3,622          209,623
Ashland Inc. ................................          2,505          109,907
Atlantic Richfield Co. ......................          6,327          838,328
Kerr-McGee Corp. ............................          1,974          142,128
Louisiana Land & Exploration
  Co. (The) .................................          1,378           73,895
Occidental Petroleum Corp. ..................         13,004          303,968
Pennzoil Co. ................................          1,780          100,570
Phillips Petroleum Co. ......................         10,295          455,554
Sun Co., Inc. ...............................          2,914           71,029
Unocal Corp. ................................          9,748          396,012
USX-Marathon Group ..........................         11,336          270,647
                                                                   ----------
                                                                    2,971,661
                                                                   ----------

OIL - INTEGRATED INTERNATIONAL (6.5%)
Amoco Corp. .................................         19,633        1,580,457
Chevron Corp. ...............................         25,632        1,666,080
Exxon Corp. .................................         48,905        4,792,690
Mobil Corp. .................................         15,534        1,899,032
Royal Dutch Petroleum Co. ...................         21,114        3,605,215
Texaco Inc. .................................         10,416        1,022,070
                                                                   ----------
                                                                   14,565,544
                                                                   ----------

OIL - WELL EQUIPMENT & SERVICES (0.8%)
Baker Hughes Inc. ...........................          5,603          193,303
Dresser Industries, Inc. ....................          7,105          220,255
Halliburton Co. .............................          4,952          298,358
McDermott International, Inc. ...............          2,154           35,810
Schlumberger Ltd. ...........................          9,691          967,889
Western Atlas Inc. (a) ......................          2,082          147,562
                                                                   ----------
                                                                    1,863,177
                                                                   ----------


                                                      Shares         Value
                                                   =============================
PAPER & FOREST PRODUCTS (1.0%)
Boise Cascade Corp. .........................          1,901         $   60,357
Champion International Corp. ................          3,760            162,620
Georgia-Pacific Corp. .......................          3,588            258,336
International Paper Co. .....................         11,740            474,003
James River Corp. of Virginia ...............          3,388            112,228
Louisiana-Pacific Corp. .....................          4,211             88,957
Mead Corp. ..................................          2,042            118,691
Potlatch Corp. ..............................          1,108             47,644
Union Camp Corp. ............................          2,702            129,020
Westvaco Corp. ..............................          4,011            115,316
Weyerhaeuser Co. ............................          7,798            369,430
Willamette Industries, Inc. .................          2,177            151,574
                                                                     ----------
                                                                      2,088,176
                                                                     ----------

PERSONAL LOANS (0.2%)
Beneficial Corp. ............................          2,137            135,432
Household International, Inc. ...............          3,804            350,919
                                                                     ----------
                                                                        486,351
                                                                     ----------

PHOTOGRAPHY/IMAGING (0.5%)
Eastman Kodak Co. ...........................         13,257          1,063,874
Polaroid Corp. ..............................          1,817             79,040
                                                                     ----------
                                                                      1,142,914
                                                                     ----------

POLLUTION CONTROL (0.4%)
Browning-Ferris Industries Inc. .............          8,380            219,975
Laidlaw Inc. Class B ........................         12,412            142,738
WMX Technologies, Inc. ......................         19,407            633,153
                                                                     ----------
                                                                        995,866
                                                                     ----------

PROPERTY - CASUALTY INSURANCE (1.3%)
Allstate Corp. ..............................         17,488          1,012,118
Chubb Corp. .................................          6,867            369,101
General Re Corp. ............................          3,244            511,741
Loews Corp. .................................          4,542            428,083
MGIC Investment Corp. .......................          2,342            177,992
SAFECO Corp. ................................          4,998            197,109
St. Paul Cos., Inc. (The) ...................          3,338            195,690
USF&G Corp. .................................          4,556             95,107
                                                                     ----------
                                                                      2,986,941
                                                                     ----------

PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The) ................          3,968            183,024
Meredith Corp. ..............................          1,122             59,186
                                                                     ----------
                                                                        242,210
                                                                     ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                      Shares         Value
                                                   =============================
COMMON STOCKS (Continued)

PUBLISHING - NEWSPAPER (0.5%)
Dow Jones & Co., Inc. .......................          3,831       $  129,775
Gannett Co., Inc. ...........................          5,583          418,027
Knight-Rier Inc. ............................          3,742          143,132
New York Times Co. (The) Class A ............          3,850          146,300
Times Mirror Co. (The) Class A ..............          4,108          204,373
Tribune Co. .................................          2,385          188,117
                                                                   ----------
                                                                    1,229,724
                                                                   ----------



RAILROADS (1.0%)
Burlington Northern Santa Fe Corp. ..........          6,051          522,655
Conrail Inc. ................................          3,137          312,524
CSX Corp. ...................................          8,344          352,534
Norfolk Southern Corp. ......................          4,971          434,962
Union Pacific Corp. .........................          9,654          580,447
                                                                   ----------
                                                                    2,203,122
                                                                   ----------

RESTAURANTS (0.6%)
Darden Restaurants, Inc. ....................          6,213           54,364
McDonald's Corp. ............................         27,474        1,243,198
Wendy's International, Inc. .................          4,957          101,619
                                                                   ----------
                                                                    1,399,181
                                                                   ----------

RETAIL STORES - APPAREL (0.3%)
Charming Shoppes, Inc. (a) ..................          4,130           20,908
Gap, Inc. (The) .............................         11,333          341,407
Limited, Inc. (The) .........................         10,681          196,263
TJX Cos., Inc. (The) ........................          2,908          137,767
                                                                   ----------
                                                                      696,345
                                                                   ----------

RETAIL STORES - DEPARTMENT (0.7%)
Dillard Department Stores, Inc.
  Class A ...................................          4,487          138,536
Federated Department Stores,
  Inc. (a) ..................................          8,117          276,993
May Department Stores Co. ...................          9,862          461,048
Mercantile Stores Co., Inc. .................          1,437           70,952
Nordstrom, Inc. .............................          3,231          114,499
Penney (J.C.) Co. Inc. ......................          8,899          433,826
                                                                   ----------
                                                                    1,495,854
                                                                   ----------

RETAIL STORES - DRUG (0.3%)
Longs Drug Stores Corp. .....................            759           37,286
Rite-Aid Corp. ..............................          4,872          193,662


                                                      Shares         Value
                                                   =============================
RETAIL STORES - DRUG (Continued)
Walgreen Co. ................................          9,699       $  387,960
                                                                   ----------
                                                                      618,908
                                                                   ----------

RETAIL STORES - FOOD CHAIN (0.5%)
Albertson's, Inc. ...........................          9,879          351,939
American Stores Co. .........................          5,714          233,560
Giant Food, Inc. Class A ....................          2,345           80,903
Great Atlantic & Pacific
  Tea Co., Inc. (The) .......................          1,659           52,881
Kroger Co. (a) ..............................          4,926          229,059
Winn-Dixie Stores, Inc. .....................          5,988          189,370
                                                                   ----------
                                                                    1,137,712
                                                                   ----------

RETAIL STORES - GENERAL MERCHANDISE (1.5%)
Dayton-Hudson Corp. .........................          8,634          338,884
Kmart Corp. (a) .............................         18,914          196,233
Sears, Roebuck & Co. ........................         15,414          710,971
Wal-Mart Stores, Inc. .......................         90,609        2,072,681
                                                                   ----------
                                                                    3,318,769
                                                                   ----------

RETAIL STORES - SPECIALTY (1.0%)
Autozone, Inc. (a) ..........................          2,800           77,000
Circuit City Stores, Inc. ...................          3,893          117,277
CVS Corp. ...................................          4,157          171,996
Home Depot, Inc. (The) ......................         18,753          939,994
Lowe's Cos., Inc. ...........................          6,808          241,684
Pep Boys-Manny, Moe & Jack ..................          2,483           76,352
Price/Costco, Inc. (a) ......................          7,715          193,839
Tandy Corp. .................................          2,354          103,576
Toys "R" Us, Inc. (a) .......................         10,759          322,770
Woolworth Corp. (a) .........................          5,243          114,691
                                                                   ----------
                                                                    2,359,179
                                                                   ----------

SAVINGS & LOANS (0.2%)
Ahmanson (H.F.) & Co. .......................          4,179          135,818
Golden West Financial Corp. .................          2,336          147,460
Great Western Financial Corp. ...............          5,401          156,629
                                                                   ----------
                                                                      439,907
                                                                   ----------

SHOES (0.3%)
Nike Inc. Class B ...........................         11,336          677,326
Reebok International Ltd. ...................          2,179           91,518
Stride Rite Corp. ...........................          1,881           18,810
                                                                   ----------
                                                                      787,654
                                                                   ----------

SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc. ...........................          4,137          119,973
Cognizant Corp. .............................          6,708          221,364


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                      Shares         Value
                                                   =============================
COMMON STOCKS (Continued)

SPECIALIZED SERVICES (Continued)
CUC International Inc. (a) ..................         15,505       $  368,244
Dun & Bradstreet Corp. (The) ................          6,704          159,220
Ecolab Inc. .................................          2,519           94,777
HFS Inc. (a) ................................          4,851          289,847
Interpublic Group of Cos., Inc. .............          3,096          147,060
National Service Industries, Inc. ...........          1,855           69,331
Safety-Kleen Corp. ..........................          2,215           36,271
Service Corp. International .................          9,186          257,208
                                                                   ----------
                                                                    1,763,295
                                                                   ----------

SPECIALTY PRINTING (0.1%)
Deluxe Corp. ................................          3,254          106,569
Donnelley (R.R.) & Sons Co. .................          6,009          188,532
Harland (John H.) Co. .......................          1,246           41,118
                                                                   ----------
                                                                      336,219
                                                                   ----------

STEEL (0.3%)
Allegheny Teledyne Inc. .....................          6,815          156,745
Armco Inc. (a) ..............................          4,271           17,618
Bethlehem Steel Corp. (a) ...................          4,473           40,257
Inland Steel Industries Inc. ................          1,902           38,040
Nucor Corp. .................................          3,466          176,766
USX-U.S. Steel Group ........................          3,270          102,596
Worthington Industries, Inc. ................          3,511           63,637
                                                                   ----------
                                                                      595,659
                                                                   ----------

TELECOMMUNICATIONS - LONG DISTANCE (2.2%)
AT&T Corp. ..................................         64,014        2,784,609
MCI Communications Corp. ....................         27,102          885,897
Sprint Corp. ................................         17,091          681,504
WorldCom, Inc. (a) ..........................         23,257          606,135
                                                                   ----------
                                                                    4,958,145
                                                                   ----------

TELEPHONE (4.1%)
ALLTEL Corp. ................................          7,463          234,152
Ameritech Corp. .............................         21,794        1,321,261
Bell Atlantic Corp. .........................         17,260        1,117,585
BellSouth Corp. .............................         39,045        1,576,442
Frontier Corp. ..............................          3,500           79,188
GTE Corp. ...................................         38,103        1,733,687
NYNEX Corp. .................................         17,176          826,595
Pacific Telesis Group .......................         16,827          618,392
SBC Communications Inc. .....................         23,959        1,239,878
US West, Inc. ...............................         18,641          601,172
                                                                   ----------
                                                                    9,348,352
                                                                   ----------


                                                      Shares         Value
                                                   =============================
TEXTILES - APPAREL MANUFACTURERS (0.2%)
Fruit of the Loom, Inc. Class A (a) .........          2,973       $   112,602
Liz Claiborne, Inc. .........................          2,913           112,515
Russell Corp. ...............................          1,573            46,797
Springs Industries, Inc. Class A ............            757            32,551
VF Corp. ....................................          2,507           169,222
                                                                   -----------
                                                                       473,687
                                                                   -----------

TOBACCO (1.9%)
American Brands, Inc. .......................          6,765           335,713
Philip Morris Cos., Inc. ....................         32,236         3,630,580
UST Inc. ....................................          7,425           240,384
                                                                   -----------
                                                                     4,206,677
                                                                   -----------

TOYS (0.2%)
Hasbro Inc. .................................          3,422           133,030
Mattel, Inc. ................................         10,867           301,560
                                                                   -----------
                                                                       434,590
                                                                   -----------
TRANSPORTATION - MISCELLANEOUS (0.1%)
Federal Express Corp. (a) ...................          4,483           199,493
Ryder System, Inc. ..........................          3,100            87,188
                                                                   -----------
                                                                       286,681
                                                                   -----------

TRUCKERS (0.0%) (b)
Caliber System, Inc. ........................          1,575            30,319
                                                                    -----------
Total Common Stocks
  (Cost $168,760,654) .......................                      222,139,814(c)
                                                                   -----------


                                                Principal
                                                  Amount
                                              ==============

SHORT-TERM INVESTMENT (1.2%)


U.S. GOVERNMENT (1.2%)
United States Treasury Bill
  4.85%, due 02/06/97 (d) ...................  $   2,700,000       2,686,953
                                                                 -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                                      Value
                                                               =================


Total Short-Term Investment
  (Cost $2,686,953) .........................                   $   2,686,953
                                                                -------------

Total Investments
  (Cost $171,447,607) (e) ...................        99.6         224,826,767(f)

Cash and Other Assets,
  Less Liabilities ..........................         0.4             922,844
                                                  -------       -------------

Net Assets ..................................       100.0%      $ 225,749,611
                                                    =====       =============


                                                    Contracts      Unrealized
                                                      Long        Depreciation
                                               =================================

FUTURES CONTRACTS (0.0%)(b)

Standard & Poor's 500
  March 1997 ................................              7   $     (27,059)
                                                               -------------

Total Futures Contracts
  (Settlement Value $2,605,750) .............                  $     (27,059)(g)
                                                               =============


----------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.6% of net assets.
(d)  Segregated as collateral for futures contracts.
(e)  The cost for Federal income tax purposes is $171,510,534.
(f) At December 31, 1996 net unrealized appreciation was $53,316,233, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $55,129,220 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,812,987.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1996.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value
 (identified cost $171,447,607) .............................       $224,826,767
Cash ........................................................             95,895
Receivables:
  Fund shares sold ..........................................            942,802
  Investment securities sold ................................            564,593
  Dividends and interest ....................................            357,370
Unamortized organization expense ............................             49,511
Other assets ................................................                 89
                                                                    ------------
   Total assets .............................................        226,837,027
                                                                    ------------
LIABILITIES:
Payables:
  Investment securities purchased ...........................            468,936
  Fund shares redeemed ......................................            295,943
  NYLIFE Distributors .......................................             80,070
  NYLIFE Inc. ...............................................             33,000
  Transfer agent ............................................             20,000
  Management ................................................             18,994
  Custodian .................................................             10,355
Accrued expenses ............................................            109,018
Variation margin payable on futures contracts ...............             51,100
                                                                    ------------
   Total liabilities ........................................          1,087,416
                                                                    ------------
Net Assets ..................................................       $225,749,611
                                                                    ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
 (par value of $.01 per share)
 unlimited number of shares authorized ......................       $     96,592
Additional paid-in capital ..................................        171,093,963
Accumulated undistributed net
 realized gain on investments ...............................          1,206,955
Net unrealized appreciation on investments ..................         53,352,101
                                                                    ------------
Net assets applicable to outstanding shares .................       $225,749,611
                                                                    ============
Shares of beneficial interest outstanding ...................          9,659,232
                                                                    ============
Net asset value per share outstanding .......................       $      23.37
Maximum sales charge (3.00% of offering price) ..............               0.72
                                                                    ------------
Maximum offering price per share outstanding ................       $      24.09
                                                                    ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Dividends (a) .............................................      $  3,202,159
  Interest ..................................................           988,955
                                                                   ------------
   Total income .............................................         4,191,114

Expenses:
  Administration ............................................           655,140
  Distribution ..............................................           409,463
  Management ................................................           163,785
  Transfer agent ............................................           134,464
  Shareholder communication .................................            78,197
  Registration ..............................................            57,847
  Custodian .................................................            53,572
  Professional ..............................................            22,086
  Amortization of organization costs ........................            12,514
  Trustees ..................................................             5,556
  Miscellaneous .............................................             7,679
                                                                   ------------
   Total expenses before reimbursement ......................         1,600,303
Expense reimbursement from Administrator ....................          (290,022)
                                                                   ------------
   Net expenses .............................................         1,310,281
                                                                   ------------
Net investment income .......................................         2,880,833
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions .....................................         1,714,160
  Futures transactions ......................................         3,791,136
                                                                   ------------
Net realized gain on investments ............................         5,505,296
                                                                   ------------
Net change in unrealized appreciation
 on investments:
  Security transactions .....................................        25,949,065
  Futures transactions ......................................          (316,584)
                                                                   ------------
Net unrealized gain on investments ..........................        25,632,481
                                                                   ------------
Net realized and unrealized gain on investments .............        31,137,777
                                                                   ------------
Net increase in net assets resulting from operations ........      $ 34,018,610
                                                                   ============


----------
(a)  Dividends recorded net of foreign withholding taxes of $29,396.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                     Year ended    Year ended
                                                    December 31,  December 31,
                                                        1996          1995
                                                   -------------  -------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income .........................  $   2,880,833  $   1,367,940
  Net realized gain on investments ..............      5,505,296      2,374,186
  Net change in unrealized appreciation
   on investments ...............................     25,632,481     20,397,129
                                                   -------------  -------------
  Net increase in net assets resulting
    from operations .............................     34,018,610     24,139,255
                                                   -------------  -------------
Dividends and distributions to shareholders:
  From net investment income ....................     (4,255,511)    (1,179,184)
  From net realized gain on investments .........     (6,641,480)    (1,183,983)
                                                   -------------  -------------
Total dividends and distributions to shareholders    (10,896,991)    (2,363,167)
                                                   -------------  -------------
Capital share transactions:
  Net proceeds from sale of shares ..............     99,873,971     31,920,582
  Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions ..................     10,618,632      2,322,832
                                                   -------------  -------------
                                                     110,492,603     34,243,414
  Cost of shares redeemed .......................    (17,172,280)    (8,272,732)
                                                   -------------  -------------
   Increase in net assets derived from
      capital share transactions ................     93,320,323     25,970,682
                                                   -------------  -------------
   Net increase in net assets ...................    116,441,942     47,746,770

NET ASSETS:
Beginning of year ...............................    109,307,669     61,560,899
                                                   -------------  -------------
End of year .....................................  $ 225,749,611  $ 109,307,669
                                                   =============  =============
Accumulated undistributed net
  investment income .............................  $         --   $   1,369,359
                                                   =============  =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                 December 20
                                                                      September 1                                  1990(a)
                                           Year ended    Year ended    through         Year ended August 31        through
                                          December 31,  December 31,  December 31 -----------------------------   August 31
                                             1996          1995          1994*      1994      1993       1992        1991
                                          --------       --------      -------    -------    -------    -------    -------
Net asset value at beginning of period .  $  19.15       $  14.09      $ 14.48    $ 13.84    $ 12.15    $ 11.41    $  9.45
                                          --------       --------      -------    -------    -------    -------    -------
Net investment income ..................      0.30           0.24         0.09       0.27       0.22       0.18       0.11
Net realized and unrealized gain (loss)
  on investments .......................      3.92           4.82        (0.48)      0.37       1.47       0.56       1.85
                                          --------       --------      -------    -------    -------    -------    -------
Total from investment operations .......      4.22           5.06        (0.39)      0.64       1.69       0.74       1.96
                                          --------       --------      -------    -------    -------    -------    -------
Less dividends and distributions:
From net investment income .............     (0.54)         (0.27)          --      (0.25)     (0.18)     (0.17)        --
From net realized gain on investments ..     (0.82)         (0.27)          --      (0.18)     (0.02)     (0.04)        --
                                          --------       --------      -------    -------    -------    -------    -------
Total dividends and distributions ......     (1.36)         (0.54)          --      (0.43)     (0.20)     (0.21)        --
                                          --------       --------      -------    -------    -------    -------    -------
Reverse Share Split ....................      1.36           0.54           --       0.43       0.20       0.21         --
                                          --------       --------      -------    -------    -------    -------    -------
Net asset value at end of period .......  $  23.37       $  19.15      $ 14.09    $ 14.48    $ 13.84    $ 12.15    $ 11.41
                                          ========       ========      =======    =======    =======    =======    =======
Total investment return (b) ............     22.04%         35.91%       (2.68%)     4.59%     13.91%      6.49%     20.74%
Ratios (to average net assets)
 /Supplemental Data:
  Net investment income ................       1.8%           1.7%         2.0%+      1.9%       1.9%       1.8%       1.9%+
  Expenses .............................       0.8%           1.1%         0.9%+      0.9%       0.9%       1.2%       1.4%+
  Expenses (before reimbursement) ......       1.0%           1.1%         0.9%+      0.9%       0.9%       1.2%       1.4%+
Portfolio turnover rate ................         3%             4%           2%        12%         4%         3%         1%
Average commission rate paid ...........  $ 0.0465             (c)          (c)        (c)        (c)        (c)        (c)
Net assets at end of period (in 000's) .  $225,750       $109,308      $61,561    $62,828    $62,921    $41,742    $23,534


----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Commencement of operations.
(b)  Total return is calculated exclusive of sales charge and is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Fund's objective is to provide investment results that correspond to the total return performance of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.


Note 2--Significant Account Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss

Notes to Financial Statements


equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $5,319 and $31,047 have been reclassified from accumulated distribution in excess of net investment income and accumulated net realized gain on investments, respectively, to additional paid-in capital.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

The Fund went ex-dividend on January 2, 1996 and December 27, 1996 and also underwent a reverse share split on those days. The reverse share split rates were 0.9715 and 0.9663, respectively, per share outstanding, calculated on fund shares outstanding immediately after reinvestment of dividends.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Organization costs. Costs incurred in connection with the Fund's initial organization and registration totalled $124,798. Such costs are being amortized over ten years beginning at the commencement of operations of the Fund. This period corresponds to the guarantee period of the original offering (See Note
6).

In the event NYLIFE Securities Inc. redeems any of the shares initially purchased, the proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed by it bears to the total number of initial shares purchased by it.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made.

MainStay Equity Index Fund


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Management and Administration Fees. Monitor Capital Advisors, Inc. ("Monitor") acts as investment manager to the Fund under an Investment Management Agreement. Monitor is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.10% and 0.40%, respectively, of the average daily net assets of the Fund.

Effective January 1, 1996, in the event the total expenses of the Fund (including 12b-1 fees) for any fiscal year exceed 0.80% of the value of the Fund's average annual net assets, the Administrator will reduce its fee payable by the Fund by the difference between the Fund's total expenses and 0.80%. This reduction amounted to $290,022 for the year ended December 31, 1996. This fee waiver is voluntary and may be terminated at any time.

The Investment Management and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees of the Adviser and the Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the limits set by any state that regulates mutual fund expenses, the Adviser and Administrator each will reduce their fee payable by the Fund by 20% and 80%, respectively, of such excess. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's shares, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Notes to Financial Statements continued


NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charge. The Fund was advised that the amount of sales charge retained by NYLIFE Distributors was $1,968,993 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1996, NYLIFE Securities owned shares of the Fund with a net asset value of $233,700, which represents 0.10% of the Fund's net assets at year end.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $16,383.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $3,866 for the year ended December 31, 1996.


Note 4--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $102,913 and $4,535, respectively.


Note 5--Capital Share Transactions (in 000's):

                                                         Year Ended December 31
                                                           1996          1995
                                                          -----         -----
Shares sold ........................................      4,773         1,845
Shares issued in reinvestment
 of dividends and distributions ....................        491           171
                                                          -----         -----
                                                          5,264         2,016
Shares redeemed ....................................        810           502
Reduction of shares due to
 reverse share split ...............................        503           174
                                                          -----         -----
Net increase .......................................      3,951         1,340
                                                          =====         =====

MainStay Equity Index Fund


Note 6--Guarantee:

NYLIFE provides a guarantee to the effect that if, 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share purchased, plus the value of all cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay to the transfer agent for disbursement to shareholders an amount equal to the difference between the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date and the Guaranteed Amount for each such share. The Fund is not a party to the guarantee.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Index Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
 EQUITY INDEX FUND          graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of Fund] S&P 500*                                 of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 International Equity Fund  graph indicating     internation stock markets with           of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth      You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of Fund] for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for    You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth      may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income            into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities.(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

-------------------------------------------------------------------------------
                                   MAINSTAY
                               Equity Index Fund
-------------------------------------------------------------------------------


                               1996 Annual Report

                               December 31, 1996


                               [LOGO] MainStay(R)
                                      Funds


                               Officers & Trustees

                         Alice T. Kane     Chairperson and Trustee
                         Walter W. Ubl     President, Chief Executive Officer,
                                           and Trustee
                       Edward J. Hogan     Trustee
                         Harry G. Hohn     Trustee
              Nancy Maginnes Kissinger     Trustee
                      Terry L. Lierman     Trustee
                   Donald E. Nickelson     Trustee
                        Donald K. Ross     Trustee
                   Richard S. Trutanic     Trustee
                    Jefferson C. Boyce     Senior Vice President
                      Anthony W. Polis     Chief Financial Officer
                    Richard W. Zuccaro     Tax Vice President
                   A. Thomas Smith III     Secretary

                                Dechert Price & Rhoads
                                    Legal Counsel


[LOGO] MainStay(R) Funds


NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] New York Life


This report is provided for the information of shareholders of the MainStay Equity Index Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSAN07 (297)
[GRAPHIC]

Table of Contents


Chairperson's Letter                                2

MainStay Government Fund Highlights                 3

$10,000 Invested in the MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation--
Class A & Class B Shares                            4

Portfolio Management Discussion and Analysis        5

Year-by-Year Performance                            6

Portfolio Composition                               7

Returns & Lipper Rankings                           9

Portfolio of Investments                           10

Financial Statements                               12

Notes to Financial Statements                      16

Report of Independent Accountants                  21

The MainStay Funds                                 22

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

     The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.
--------------------------------------------------------------------------------

MainStay Government Fund Highlights


1996 MARKET HIGHLIGHTS

o The total return of the government market was slightly positive for 1996, with performance mostly determined by rising interest rates and supply dynamics

o The mortgage market was a strong relative performer during 1996, outperforming the Treasury market

o The addition of two 10-year Treasury auctions and one 30-year Treasury auction affected supply, pricing, and demand within the government market


1996 FUND HIGHLIGHTS

o One-year total returns of 1.97% and 1.25% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o Class A shares outperformed the average Lipper+ general U.S. government fund, while the Class B shares underperformed the average Lipper general U.S. government fund

o Security selection in Treasuries and mortgage-backed securities helped add value throughout the year

o Seasoned mortgage-backed securities, particularly those issued in earlier years, helped contribute positively to performance of the Fund

o The Fund closed the year with approximately 37% in mortgage pass-throughs and about 6% invested in commercial mortgages and manufactured housing mortgages

o    Fund track record exceeded 10 years


----------
+ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested In The MainStay
Government Fund Versus Lehman Brothers
Government Bond Index And Inflation


CLASS A SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                  Lehman Brothers
                    Government          MainStay
Year-end            Bond Index*      Government Fund        Inflation+
--------------------------------------------------------------------------------
05/1/86             $10,000            $ 9,550               $10,000
12/86               $10,567            $10,115               $10,193
12/87               $10,799            $10,471.8             $10,644
12/88               $11,559            $11,142.3             $11,113
12/89               $13,203            $12,498.7             $11,629
12/90               $14,355            $13,363.8             $12,355
12/91               $16,554            $15,154.7             $12,724
12/92               $17,751            $15,733.2             $13,100
12/93               $19,643            $16,658.1             $13,459
12/94               $18,979            $16,183.7             $13,809
12/95               $22,460            $18,834.5             $14,168
12/96               $23,082            $19,205               $14,637


[GRAPHIC] MainStay Government Fund

[GRAPHIC] Lehman Brothers Government Bond Index*

[GRAPHIC] Inflation+


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                  Lehman Brothers
                    Government         MainStay
Year-end            Bond Index*      Government Fund       Inflation+
--------------------------------------------------------------------------------
05/1/86             $10,000            $10,000             $10,000
12/86               $10,567            $10,591.6           $10,193
12/87               $10,799            $10,965.2           $10,644
12/88               $11,559            $11,667.3           $11,113
12/89               $13,203            $13,087.6           $11,629
12/90               $14,355            $13,993.5           $12,355
12/91               $16,554            $15,868.8           $12,724
12/92               $17,751            $16,474.6           $13,100
12/93               $19,643            $17,443             $13,459
12/94               $18,979            $16,946.3           $13,809
12/95               $22,460            $19,605.7           $14,168
12/96               $23,082            $19,851.7           $14,637


[GRAPHIC] MainStay Government Fund

[GRAPHIC] Lehman Brothers Government Bond Index*

[GRAPHIC] Inflation+


----------
   The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge
   (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Lehman Brothers Government Bond Index includes issues of the U.S. government and agencies thereof, as well as fixed-rate debt issues that are rated investment-grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo of Government Fund Team

GOVERNMENT FUND TEAM

Christopher Harms, Edward Munshower, and Ravi Akhoury


After a spectacular year in 1995, the market had high expectations for government bonds in 1996. Moderate interest rates, controlled inflation, and hopes for a balanced budget amendment provided a promising backdrop--but also the potential for considerable volatility if any one of these factors failed to materialize.

Despite a slight interest rate reduction of 25 basis points by the Federal Reserve (Fed) early in the year, interest rates began to rise due to stalled budget talks and a strengthening economy. By midyear, 30-year Treasury yields had risen 95 basis points, cutting prices by 11%. Through the second half of the year, Treasury yields declined somewhat, allowing investors to end the year with modest, but positive returns.

The introduction of additional auctions for 10- and 30-year Treasuries redefined supply dynamics within the U.S. government bond market and created opportunities for selective movements among newer and older issues. Mortgage-backed securities provided strong performance relative to Treasuries throughout the year and offered attractive investment opportunities. For the 12 months ended December 31, 1996, the average Lipper++ general U.S. government fund returned 1.72%.

Given this context, how did the MainStay Government Fund do in 1996?

For the one-year period ended December 31, 1996, the MainStay Government Fund provided total returns of 1.97% and 1.25% for Class A and Class B shares, respectively. This respectively ranked our Class A shares and Class B shares in the second and third quartiles against all Lipper government funds.

What factors were the primary influence on the bond market during the year?

Rising interest rates were the most influential factor in the market. After the Fed eased rates slightly on January 31, 1996, signs of a strengthening economy led to rising rates throughout the first half. Interest rates declined through much of the third quarter, resulting in a bond rally during the election season. In December, however, rates


[GRAPHIC]


Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Auction
-------
The competitive bidding process through which Treasury securities are sold.

Mortgage-backed securities
--------------------------
Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).


----------
++ See footnote and table on page 9 for more information on Lipper Analytical
   Services, Inc.

[GRAPHIC]

--------------------------------------------------------------------------------
Easing/Tightening
-----------------
When the Federal Reserve lowers interest rates on benchmark securities it is said to be "easing" or making borrowing more affordable. When it raises interest rates, it is said to be "tightening" or making borrowing more expensive.

Duration
--------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.
--------------------------------------------------------------------------------

[GRAPHIC]


YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING TABLE WAS PRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                             Total
                            Return
Year-end                       %
---------------------------------------------
12/86                          5.92
12/87                          3.53
12/88                          6.40
12/89                         12.17
12/90                          6.92
12/91                         13.40
12/92                          3.81
12/93                          5.88
12/94                         -2.85
12/95                         16.38 Class A
12/95                         15.69 Class B
12/96                          1.97 Class A
12/96                          1.25 Class B


----------
Returns are for Class B shares unless otherwise noted. See footnote* on page 9 for more information on performance.
--------------------------------------------------------------------------------

climbed again, ending the year 80 basis points higher than where they began.

How did you respond to this mixed interest rate scenario?

With rates rising in the first half and falling in the second, we kept the Fund's duration adjustments relatively modest. Duration adjustments in the second and fourth quarters added value, but were offset in the first and third quarters. Overall, the Fund's duration strategy was relatively conservative, ranging between 4 3/4 and 5 1/4 years.

What else affected the performance of the Government Fund?

The change in the Treasury's auction cycle created new supply dynamics in the government market during the last half of the year. We started the year heavily invested in new issues, which helped to add value. In the second quarter, we moved to older issues, recognizing that greater supply of new securities could reduce demand. This move also had a positive effect on the Fund's performance. In the fourth quarter, the Treasury announced that inflation-indexed bonds would be introduced in January 1997. While this hasn't yet had an impact on government bonds, we anticipate that it may be an important factor in the coming year.

Given the weakness of Treasuries, what did you do to help enhance yields?

We used a variety of strategies to help enhance yields throughout the year. We reduced the Fund's commitment to Treasuries from about 72% of the portfolio in January to just 39% at year-end. Concurrently, we increased the Fund's holdings among mortgage-backed securities, which outperformed Treasuries every month. In particular, we concentrated on older issues, which had lower

-------------------------------------------------------------------------------
[GRAPHIC]


PORTFOLIO COMPOSTION AS OF 12/31/96

[THE FOLLOWING TABLE WAS PRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                                              Percentage
--------------------------------------------------------
U.S. Treasury Notes                               24.0%
Federal National Mortgage Association             26.4%
U.S. Treasury Bonds                               23.1%
Government National Mortgage Association          13.7%
Asset-Backed Securities                            8.2%
Federal Home Loan Mortage Corporation              3.2%
All Other                                          1.4%


----------
Note: Actual percentages will vary over time.
--------------------------------------------------------------------------------

volatility, tamer prepayments, and in most cases, attractive yield advantages. This strategy had a positive influence on performance throughout the year.

Were there other steps that you took?

Yes. The year of origination was an underlying theme in our mortgage-backed security selection. Within the seasoned mortgage market, we purchased securities that were issued specifically in certain years. This strategy added considerable value as spreads narrowed and market participants changed their purchasing strategies from general to specific years. We believe that many seasoned mortgages continue to offer attractive relative value.

Were you only in traditional mortgage-backed securities?

In terms of issuance, nontraditional mortgage products of 1994 and 1995 are now the traditional products. In the fourth quarter, we added modest positions in AAA-rated home-equity loans and low-balance loans, which contributed positively to performance. Toward the end of the year, we purchased Fannie Mae multifamily project loans and Ginnie Mae adjustable-rate mortgages. We closed the year with 37% in mortgage pass-throughs and 6% of the portfolio in pools of commercial mortgages and manufactured housing mortgages.

Why are you moving into these areas?

These AAA-rated securities offer attractive yields and liquidity versus governments. We seek to identify ways to help enhance yield, consistent with our strict risk-management disciplines.

What do you see ahead for 1997?

We believe that the 30-year Treasury bond is likely to trade in a range from 6.5% to


[GRAPHIC]

7.5%. We will continue to monitor the economy and inflation expectations as potential catalysts to determine a change in the direction of interest rates. Whatever develops, we'll continue to seek investment-grade securities, and manage the Government Fund to pursue current income, consistent with safety of principal for our shareholders.


Ravi Akhoury
Edward Munshower
Portfolio Managers


[GRAPHIC]

Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                     1 year          5 years        10 years     Life of Fund
                                                                through 12/31/96
Class A               1.97%           4.85%          6.62%            6.76%
Class B               1.25%           4.58%          6.48%            6.63%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                     1 year          5 years        10 years     Life of Fund
                                                                through 12/31/96
Class A               -2.62%          3.89%          6.13%            6.30%
Class B               -3.75%          4.24%          6.48%            6.63%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
                     1 year          5 years        10 years     Life of Fund
                                                                through 12/31/96
Class A                80 out of      n/a            n/a               n/a
                      170 funds
Class B               114 out of      65 out of      30 out of      28 out of
                      170 funds       71 funds       40 funds       35 funds
Average Lipper
U.S. government
bond fund             1.72%           5.88%          6.92%            7.32%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
                      NAV 12/31/96               Income           Capital Gains
Class A                 $8.06                   $0.5007              $0.0000
Class B                 $8.04                   $0.4642              $0.0000
================================================================================


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

MainStay Government Fund


                                               Principal
                                                 Amount                Value
                                             ===================================
LONG-TERM INVESTMENTS (98.6%)+
ASSET-BACKED SECURITIES (8.2%)

AUTO LEASE (1.7%)
World Omni Automobile Lease
  Securitization Trust
  Series 1996-A Class A1
  6.30%, due 6/25/02 ....................     $  13,300,000      $ 13,345,752
                                                                 ------------
COMMERCIAL MORTGAGES (1.7%)
Asset Securitization Corp.
  Series 1996-MD6 Class A1-B
  6.88%, due 11/13/26 ....................       13,295,000        13,348,978
                                                                 ------------

FIRST MORTGAGE LOAN (0.7%)
Independent National
  Mortgage Corp.
  Series 1996-D Class A2
  7.00%, due 5/25/26 ....................         6,000,000         5,978,460
                                                                 ------------

MANUFACTURED HOUSING LOANS (4.1%)
Green Tree Financial Corp.
  Series 1996-10 Class A6
  7.30%, due 11/15/28 ...................        23,000,000        22,590,370
  Series 1996-8 Class A7
  8.05%, due 10/15/27 ...................        10,000,000        10,281,300
                                                                 ------------

                                                                   32,871,670
                                                                 ------------
Total Asset-Backed Securities
  (Cost $66,340,898) ....................                          65,544,860
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (90.4%)

FEDERAL HOME LOAN MORTGAGE
   ASSOCIATION GOLD (MORTGAGE PASS-
   THROUGH SECURITY) (0.6%)
  7.00%, due 12/1/01 ....................         4,800,000         4,849,488
                                                                 ------------

FEDERAL HOME LOAN MORTGAGE
  CORPORATION (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (2.6%)
  Series 1858 Class B
  6.00%, due 12/15/05 ...................        11,905,000        11,774,759
  Series 1783-A Class A
  8.00%, due 2/15/00 ....................         8,628,497         8,819,963
                                                                 ------------
                                                                   20,594,722
                                                                 ------------


                                                 Principal
                                                   Amount             Value
                                              ==================================
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (4.0%)
  Series 1993-224 Class PD
  5.25%, due 8/25/15 ....................     $  15,667,000      $ 15,534,770
  Series 1993-93 Class C
  5.50%, due 2/25/06 ....................        16,982,078        16,775,067
                                                                 ------------
                                                                   32,309,837
                                                                 ------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE PASS-
  THROUGH SECURITIES) (22.4%)
  6.00%, due 11/1/23 ....................        14,537,059        13,573,979
  6.00%, due 11/21/26
  ARM COFI TBA (a)(c)(d) ................        17,565,000        17,477,175
  6.605%, due 2/25/07 TBA (a) ...........         9,465,000         9,283,461
  6.52%, due 12/1/03 ....................         5,725,000         5,662,826
  7.00%, due 8/1/11-1/1/24 ..............        56,251,570        55,959,808
  6.595%, due 1/31/03 TBA (a) ...........         5,650,000         5,611,410
  6.765%, due 1/1/07 ....................        12,824,000        12,717,561
  6.80%, due 1/31/04 TBA (a) ............         8,820,000         8,855,721
  6.83%, due 1/1/07 TBA (a) .............        11,425,000        11,380,671
  6.835%, due 1/22/07 TBA (a) ...........        11,610,000        11,568,901
  9.00%, due 1/1/05-6/1/25 ..............        25,507,924        26,910,100
                                                                 ------------
                                                                  179,001,613
                                                                 ------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION I (MORTGAGE PASS-
  THROUGH SECURITIES) (11.3%)
  6.50%, due 10/15/23-12/15/23 ..........         8,111,724         7,777,115
  8.00%, due 12/15/23 ...................        35,503,711        36,430,003
  9.50%, due 12/15/17 ...................         9,420,694        10,277,411
  9.50%, due 1/23/27 TBA (a) ............        33,000,000        35,877,270
                                                                 ------------
                                                                   90,361,799
                                                                 ------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION II (MORTGAGE PASS-
  THROUGH SECURITIES) (2.4%)
  6.50%, due 1/20/23 ARM (c) ............         5,720,906         5,829,947
  6.50%, due 2/20/23 ARM (c) ............         6,429,157         6,559,733
  7.00%, due 11/20/21 ARM (c) ...........         2,843,416         2,908,275
  7.00%, due 11/20/22 ARM (c) ...........         3,871,819         3,948,055
                                                                 ------------
                                                                   19,246,010
                                                                 ------------


----------
+    Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1996

                                                 Principal
                                                   Amount            Value
                                              ==================================
U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)

UNITED STATES TREASURY BONDS (23.1%)
  6.25%, due 8/15/23 (b) ................     $  33,261,000      $ 31,182,187
  6.50%, due 11/15/26 ...................        58,850,000        57,755,979
  8.875%, due 8/15/17 ...................        44,807,000        55,343,814
  11.25%, due 2/15/15 ...................        27,295,000        40,307,072
                                                                 ------------
                                                                  184,589,052
                                                                 ------------

UNITED STATES TREASURY NOTES (24.0%)
  5.50%, due 11/15/98 ...................        23,490,000        23,332,147
  5.625%, due 11/30/00 ..................        16,000,000        15,709,920
  6.375%, due 3/31/01-8/15/02 ...........        87,565,000        88,147,985
  6.50%, due 5/15/05 (b) ................         8,065,000         8,119,197
  8.125%, due 2/15/98 ...................        55,160,000        56,590,850
                                                                 ------------
                                                                  191,900,099
                                                                 ------------
Total U.S. Government &
  Federal Agencies
  (Cost $718,934,611) ....................                        722,852,620
                                                                 ------------

Total Long-Term Investments
  (Cost $785,275,509) ....................                        788,397,480
                                                                 ------------

SHORT-TERM INVESTMENTS (12.2%)

COMMERCIAL PAPER (3.4%)
American Express Credit Corp.
  6.552%, due 1/2/97 ....................        27,555,000        27,555,000
                                                                 ------------

Total Commercial Paper
  (Cost $27,555,000) ....................                          27,555,000
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCY (8.8%)
FEDERAL HOME LOAN BANK (8.7%)
  6.82%, due 1/14/97 (b) ................        69,900,000        69,731,541
                                                                 ------------


                                                 Principal
                                                   Amount            Value
                                              ==================================

UNITED STATES TREASURY NOTE (0.1%)
  8.75%, due 10/15/97 ...................     $     500,000      $    511,955
                                                                 ------------

Total U.S. Government &
  Federal Agency
  (Cost $70,323,191) .....................                         70,243,496
                                                                 ------------


Total Short-Term Investments
  (Cost $97,878,191) .....................                         97,798,496
                                                                 ------------

Total Investments
  (Cost $883,153,700) (e) ...............             110.8%      886,195,976(f)
                                              -------------      ------------
Liabilities in Excess of Cash
  and Other Assets ......................             (10.8)      (86,812,633)
                                              -------------      ------------

Net Assets ..............................             100.0%     $799,383,343
                                              =============      ============


----------
(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
(b)  Segregated or partially segregated as collateral for TBA's.
(c)  ARM--Adjustable Rate Mortgage. Resets Monthly.
(d)  COFI--Cost of Funds Indexed.
(e)  The cost for Federal income tax purposes is $888,606,818.
(f) At December 31, 1996 net unrealized depreciation was $2,410,842, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,827,530 and aggregate gross unrealized depreciation of all investments on which there was an excess of cost over market value of $4,238,372.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value
 (identified cost $883,153,700) ...........................       $ 886,195,976
Cash ......................................................               2,746
Receivables:
  Interest ................................................           9,249,449
  Investment securities sold ..............................           6,951,255
  Fund shares sold ........................................             466,129
Other Assets ..............................................                 566
                                                                  -------------
   Total assets ...........................................         902,866,121
                                                                  -------------

LIABILITIES:
Payables:
  Investment securities purchased .........................         100,461,553
  Fund shares redeemed ....................................           1,715,971
  NYLIFE Distributors .....................................             758,681
  Adviser .................................................             206,639
  Transfer agent ..........................................             135,800
  Custodian ...............................................              13,564
  Trustees ................................................               6,076
Accrued expenses ..........................................             184,494
                                                                  -------------
   Total liabilities ......................................         103,482,778
                                                                  -------------
Net assets ................................................       $ 799,383,343
                                                                  =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
 (par value of $.01 per share)
 unlimited number of shares authorized:
  Class A .................................................       $      20,375
  Class B .................................................             973,900
Addtional paid-in capital .................................         937,341,211
Accumulated net realized loss on investments ..............        (141,994,419)
Net unrealized appreciation on investments ................           3,042,276
                                                                  -------------
Net assets ................................................       $ 799,383,343
                                                                  =============
CLASS A
Net assets applicable to outstanding shares ...............       $  16,413,372
                                                                  =============
Shares of beneficial interest outstanding .................           2,037,511
                                                                  =============
Net asset value per share outstanding .....................       $        8.06
Maximum sales charge (4.50% of offering price) ............                0.38
                                                                  -------------
Maximum offering price per share outstanding ..............       $        8.44
                                                                  =============
CLASS B
Net assets applicable to outstanding shares ...............       $ 782,969,971
                                                                  =============
Shares of beneficial interest outstanding .................          97,390,018
                                                                  =============
Net asset value per share outstanding .....................       $        8.04
                                                                  =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Interest ..................................................      $ 64,478,404
                                                                   ------------
Expenses:
  Distribution--Class B .....................................         5,042,552
  Administration ............................................         2,643,801
  Advisory ..................................................         2,643,801
  Service ...................................................         2,203,176
  Transfer agent ............................................           955,044
  Shareholder communication .................................           332,925
  Recordkeeping .............................................           114,622
  Professional ..............................................           103,936
  Custodian .................................................            88,747
  Registration ..............................................            46,418
  Trustees ..................................................            20,577
  Miscellaneous .............................................            30,271
                                                                   ------------
    Total expenses ..........................................        14,225,870
                                                                   ------------
Net investment income .......................................        50,252,534
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ............................       (18,412,508)
Net change in unrealized appreciation on investments ........       (24,606,272)
                                                                   ------------
Net realized and unrealized loss on investments .............       (43,018,780)
                                                                   ------------
Net increase in net assets resulting from operations ........      $  7,233,754
                                                                   ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets


                                                   Year ended     Year ended
                                                 December 31,     December 31,
                                                     1996            1995
                                               ---------------  ---------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income .....................  $    50,252,534  $    67,902,081
  Net realized gain (loss) on investments ...      (18,412,508)      30,263,895
  Net change in unrealized appreciation
    (depreciation) on investments ...........      (24,606,272)      50,910,905
                                               ---------------  ---------------
  Net increase in net assets resulting
    from operations .........................        7,233,754      149,076,881
                                               ---------------  ---------------
Dividends to shareholders:
  From net investment income:
   Class A ..................................         (979,480)        (587,166)
   Class B ..................................      (49,047,447)     (65,467,814)
  In excess of net investment income:
   Class A ..................................             --             (4,714)
   Class B ..................................             --           (525,566)
                                               ---------------  ---------------
     Total dividends to shareholders ........      (50,026,927)     (66,585,260)
                                               ---------------  ---------------
Capital share transactions: Net proceeds
  from sale of shares:
   Class A ..................................       10,249,736       18,152,317
   Class B ..................................       69,491,869       68,492,581
  Net asset value of shares issued to
   shareholders in reinvestment of dividends:
   Class A ..................................          672,638          395,104
   Class B ..................................       36,261,617       46,973,420
                                               ---------------  ---------------
                                                   116,675,860      134,013,422
  Cost of shares redeemed:
   Class A ..................................       (6,715,743)      (6,301,705)
   Class B ..................................     (270,751,384     (231,727,262)
                                               ---------------  ---------------
     Decrease in net assets derived from
       capital share transactions ...........     (160,791,267)    (104,015,545)
                                               ---------------  ---------------
     Net decrease in net assets .............     (203,584,440)     (21,523,924)

NET ASSETS:
Beginning of year ...........................    1,002,967,783    1,024,491,707
                                               ---------------  ---------------
End of year .................................  $   799,383,343  $ 1,002,967,783
                                               ===============  ===============
Accumulated distribution in excess
 of net investment income ...................  $      --        $      (530,280)
                                               ===============  ===============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios



                                                                                                        Class B
                                                                                  --------------------------------------------------
                                   Class A    Class B      Class A    Class B      September 1
                                   -------    -------      -------    -------       through            Year ended August 31
                                     Year ended              Year ended           December 31   ------------------------------------
                                   December 31, 1996      December 31, 1995         1994*           1994        1993         1992
                                   ------------------     -------------------    ------------   -----------  ----------    ---------
Net asset value at
  beginning of period ...........  $  8.41   $   8.41    $  7.76     $   7.76     $     8.04    $     8.77   $     8.88    $   8.82
                                   -------   --------    -------     --------     ----------    ----------   ----------    --------

Net investment income ...........     0.50       0.46       0.58         0.54           0.19          0.57         0.68        0.73
Net realized and unrealized gain
  (loss) on investments .........    (0.35)     (0.37)      0.65         0.65          (0.29)        (0.71)       (0.09)       0.07
                                   -------   --------    -------     --------     ----------    ----------   ----------    --------
Total from investment operations      0.15       0.09       1.23         1.19          (0.10)        (0.14)        0.59        0.80
                                   -------   --------    -------     --------     ----------    ----------   ----------    --------
Less dividends and distributions:
From net investment income ......    (0.50)     (0.46)     (0.58)       (0.54)         (0.18)        (0.57)       (0.70)      (0.74)

In excess of net
  investment income .............     --         --        (0.00)(b)    (0.00)(b)       --           (0.01)        --          --
Return of capital ...............     --         --         --           --             --           (0.01)        --          --
                                   -------   --------    -------     --------     ----------    ----------   ----------    --------
Total dividends and distributions    (0.50)     (0.46)     (0.58)       (0.54)         (0.18)        (0.59)       (0.70)      (0.74)
                                   -------   --------    -------     --------     ----------    ----------   ----------    --------
Net asset value at end of period   $  8.06   $   8.04    $  8.41     $   8.41     $     7.76    $     8.04   $     8.77    $   8.88
                                   =======   ========    =======     ========     ==========    ==========   ==========    ========

Total investment return (a) .....     1.97%      1.25%     16.38%       15.69%         (1.24%)       (1.63%)       6.92%       9.46%

Ratios (to average net assets)/
  Supplemental Data:
   Net investment income ........      6.3%       5.7%       7.3%         6.7%           7.1%+         7.1%         7.8%        8.3%

   Expenses .....................      1.0%       1.6%       1.0%         1.7%           1.7%+         1.7%         1.7%        1.8%

Portfolio turnover rate .........      307%       307%       540%         540%           143%          491%         629%        613%

Net assets at end of
  period (in 000's) .............  $16,413   $782,970    $12,784     $990,184     $1,024,492    $1,119,586   $1,210,998    $957,010


----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal, by investing primarily in U.S. Government securities.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Notes to Financial Statements


Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDR are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $304,673 and $9,473,477 have been reclassified from accumulated distribution in excess of net investment income and accumulated net realized loss on investments, respectively, to additional paid-in capital due to paydown reclasses and expiration of capital loss carryover.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay Government Fund


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.30% of the average daily net assets of the Fund. The Administrator and Adviser have voluntarily agreed to reduce their combined fees on assets exceeding $1 billion to 0.55%.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

Notes to Financial Statements continued


The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $96,545 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $952,234 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $27,700.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $29,582 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Fund are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $114,622.


Note 4--Federal Income Tax:

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards of $135,741,502, net of losses of $799,797 which have been deferred for Federal income tax purposes, are available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2004. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MainStay Government Fund


                 Capital Loss                          Amount
               Available Through                      (000's)
               -----------------                     --------
                    1998 .........................   $ 11,617
                    2000 .........................      4,831
                    2001 .........................      9,349
                    2002 .........................     96,653
                    2004 .........................     13,292
                                                     --------
                                                     $135,742
                                                     ========


Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of U.S. Government securities were $2,684,917 and $2,921,754, respectively. Purchases and sales of securities other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $66,341 and $0, respectively.


Note 6--Capital Share Transactions (in 000's):


                                                 Year ended December 31
                                                1996                  1995
                                          -----------------    -----------------
                                          Class A   Class B    Class A   Class B
                                          -------   -------    -------   -------
Shares sold ..........................     1,262     8,590      2,246     8,414
Shares issued in reinvestment
  of dividends .......................        84     4,497         48     5,761
                                           -----   -------      -----    ------
                                           1,346    13,087      2,294    14,175
Shares redeemed ......................       828    33,474        774    28,453
                                           -----   -------      -----   -------
Net increase (decrease) ..............       518   (20,387)     1,520   (14,278)
                                           =====   =======      =====   =======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Government Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks        You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the             participate in the growth potential
                            risk/reward of Fund] S&P 500*                                  of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 International Equity Fund  graph indicating     internation stock markets with           of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth    You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,  growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments    risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with           You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus     securities which may have more poten-
                            risk/reward of Fund] for positive change                     tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for  You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth    may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income          into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                                                 Seeks a high level of current income     You are seeking to combine high
 GOVERNMENT FUND            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities.(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                                Government Fund
--------------------------------------------------------------------------------


                               1996 Annual Report

                               December 31, 1996


                               [LOGO] MainStay(R)
                                      Funds


                               Officers & Trustees

                         Alice T. Kane     Chairperson and Trustee
                         Walter W. Ubl     President, Chief Executive Officer,
                                           and Trustee
                       Edward J. Hogan     Trustee
                         Harry G. Hohn     Trustee
              Nancy Maginnes Kissinger     Trustee
                      Terry L. Lierman     Trustee
                   Donald E. Nickelson     Trustee
                        Donald K. Ross     Trustee
                   Richard S. Trutanic     Trustee
                    Jefferson C. Boyce     Senior Vice President
                      Anthony W. Polis     Chief Financial Officer
                    Richard W. Zuccaro     Tax Vice President
                    A. Thomas Smith III    Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MainStay(R) Funds

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Government Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSAN08 (297)
[GRAPHIC]

Table of Contents


Chairperson's Letter                                2

MainStay High Yield Corporate Bond Fund
Highlights                                          3

$10,000 Invested in the MainStay High Yield
Corporate Bond Fund versus S&P 500
and Inflation--Class A & Class B Shares             4

Portfolio Management Discussion and Analysis        5

Year-by-Year Performance                            6

Diversification by Industry--Top 5                  7

Quality Breakdown                                   8

Returns & Lipper Rankings                           9

Top 10 Holdings                                    10

10 Largest Purchases                               11

10 Largest Sales                                   11

Portfolio of Investments                           12

Financial Statements                               21

Notes to Financial Statements                      25

Report of Independent Accountants                  32

The MainStay Funds                                 34

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay High Yield Corporate Bond Fund Highlights


1996 MARKET HIGHLIGHTS

o High-yield bonds had a relatively strong year, with returns in the low teens

o The strength of the equity market helped many high-yield issuers improve credit quality through initial public offerings and other stock offerings to pay down debt

o Both lower-tier and higher-quality credits showed strengths throughout the year

o    During 1996, defaults in the high-yield sector remained below 1%



1996 FUND HIGHLIGHTS

o One-year total returns of 16.33% and 15.58% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o Both share classes outperformed the average Lipper+ high current yield fund for the 12 months ended 12/31/96

o Class A shares and Class B shares ranked in the top 13% and 18%, respectively, of 148 funds in their Lipper universe for the 12 months ended 12/31/96

o Strong performers included companies that raised equity capital or benefited from takeovers

o For defensive purposes, the Fund held from 15% to 20% in cash and cash equivalents throughout the year

o    During 1996, the Fund's track record exceeded 10 years


----------
+ See footnote and table on page 9 for additional information on Lipper
  Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
High Yield Corporate Bond Fund versus
S&P 500 and Inflation


CLASS A SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                                 MainStay High Yield
Year-end          S&P 500        Corporate Bond Fund           Inflation
--------------------------------------------------------------------------------
5/1/86           $  10,000            $  9,550.00              $  10,000
12/86            $  10,518            $ 10,027.80              $  10,193
12/87            $  11,070            $ 10,046.70              $  10,644
12/88            $  12,903            $ 11,743.20              $  11,113
12/89            $  16,983            $ 11,151.10              $  11,629
12/90            $  16,457            $ 10,276.20              $  12,355
12/91            $  21,460            $ 13,592.60              $  12,724
12/92            $  23,093            $ 16,534.90              $  13,100
12/93            $  25,412            $ 20,115.00              $  13,459
12/94            $  15,747            $ 20,416.10              $  13,809
12/95            $  35,412            $ 24,556.80              $  14,168
12/96            $  43,536            $ 28,567.00              $  14,637


[GRAPHIC] MainStay High Yield Corporate Bond Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                                 MainStay High Yield
Year-end          S&P 500        Corporate Bond Fund          Inflation
--------------------------------------------------------------------------------
5/1/86           $ 10,000           $  10,000.00              $ 10,000
12/86            $ 10,518           $  10,500.30              $ 10,193
12/87            $ 11,070           $  10,520.70              $ 10,644
12/88            $ 12,903           $  12,296.60              $ 11,113
12/89            $ 16,983           $  11,676.60              $ 11,629
12/90            $ 16,457           $  10,760.40              $ 12,355
12/91            $ 21,460           $  14,233.10              $ 12,724
12/92            $ 23,093           $  14,233.10              $ 13,100
12/93            $ 25,412           $  17,314.00              $ 13,459
12/94            $ 15,747           $  21,062.80              $ 13,809
12/95            $ 35,412           $  25,592.20              $ 14,168
12/96            $ 43,536           $  29,579.00              $ 14,637


[GRAPHIC] MainStay High Yield Corporate Bond Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


----------
   The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge
   (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo High Yield Corporate Bond Fund Team

HIGH YIELD CORPORATE BOND FUND TEAM

Denis Laplaige, Steve Tananbaum, and Matt Philo


Generally speaking, 1996 was a strong year for stocks, but a mixed year for bonds. Government securities ended the first half with negative returns, and despite a recovery in the second half, underperformed money market instruments for the year. While mortgage-backed and corporate bonds did somewhat better, high yield securities appeared to thrive on the strength of the economy, with strong returns both in the higher-risk and higher-quality ends of the market.

The strength of the equity market was particularly favorable to high yield bonds, as many companies issued stock to pay down debt. The subsequent increase in credit quality strengthened a number of issuers and underscored the theme that "the good tend to get better."

Default rates, which have typically ranged just below 3%, were surprisingly low in 1996. Following a trend established in 1995, defaults remained under 1%. Over the course of 1996, the average Lipper++ high current yield fund returned 13.67%.

How did the MainStay High Yield Corporate Bond Fund do in this context?

Very well. The MainStay High Yield Corporate Bond Fund provided total returns of 16.33% and 15.58% for Class A and Class B shares, respectively, for the year ended December 31, 1996, excluding sales charges. These returns outpaced the average Lipper peer fund and placed Class A shares among the top 13% of 148 funds, and Class B shares in the top 18% of 148 funds, in the Lipper universe.

How did you manage the Fund to achieve those results?

The primary contributors to performance were careful security selection, seeking issues with improving credit quality or a stimulus for positive change, and knowing when to sell. During the first quarter, we concentrated on special situations, based on short-term events, such as refinancings, including Mesa Petroleum and GPA Preferred, both of which contributed positively to performance. We also sold issues such as Waxman Industries and Liggett Group. After Liggett Group tried to break ranks with other tobacco companies in its litigation proceedings, we saw that things were not going well for them. We sold the Fund's holdings at more than 90 cents on the dollar, and the securities ended the year in the mid-60s. This helped protect investors against potential losses.


[GRAPHIC]


Credit quality
--------------

A measure of an individual issuer's ability to repay principal and interest on its fixed-income securities--or a measure of the general credit risk of securities in a fixed-income portfolio.


----------
++ See footnote and table on page 9 for more information on Lipper Analytical
   Services, Inc.

[GRAPHIC]


YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING TABLE WAS PRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Year-End                   Total Return %
------------------------------------------------
12/86                          5.01
12/87                          0.20
12/88                         16.89
12/89                         -5.04
12/90                         -7.85
12/91                         32.27
12/92                         21.63
12/93                         21.65
12/94                          1.50
12/95                         20.28 Class A
12/95                         19.71 Class B
12/96                         16.33 Class A
12/96                         15.58 Class B


----------
Returns are for Class B shares unless otherwise noted. See footnote* on page 9 for more information on performance.



Were there other special events that affected the portfolio?

Yes, we bought Park Communications in the spring of 1996. The company is a leading broadcaster and runs a number of regional newspapers, which made it an attractive fit for a number of potential buyers. We bought the bonds based on the valuation, management strength, and industry fundamentals. Media General ended up taking over the company, which gave a boost to the Fund's performance. We sold a number of the acquired securities later in the year with returns ranging from 20%* to 40%.

With low default rates, was credit quality really a concern?

While few bonds default, it's important to recognize that credit quality is always a concern in the high yield market. We believe the strong tend to get stronger and the weak tend to get weaker. So we look primarily for credits that have a way of improving. In 1996, several mature leveraged buyout values were able to be realized, including issues such as Newflow and Monarch Marking. In addition, Selmer, a musical instrument company that's part of the Steinway Group, and Hosiery Corp. both went public, using the proceeds of their initial public offerings to pay down outstanding debt. The result was an improvement in credit quality, which was ultimately good for the portfolio.

Were there more refinancings in 1996 than in previous years?

With the tremendous inflow of money into equities, the market was very receptive to new stock issues in 1996. Naturally, that made it easier for companies to go in that direction. American Standard was another company that announced an equity offering to pay down debt. The result was positive for the portfolio, in terms of credit quality and total return.

Did you concentrate primarily in issues that were improving their credit quality?

Actually, we split the portfolio into four groups of securities, depending on quality and other factors. While we tried to focus on improving credits, the lower-quality issues also did extremely well in 1996. Lower-tier issues such as GPA Preferred, Spanish


[GRAPHIC]


----------
* Returns reflect performance during the period securities were held in the Fund.

[GRAPHIC]


DIVERSIFICATION BY INDUSTRY - TOP 5 AS OF 12/31/96

[THE FOLLOWING TABLE WAS PRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector                                        Percentage
--------------------------------------------------------
Media                                             13.9%
Casinos                                            6.1%
Cable                                              5.6%
Cellular Telephone                                 4.4%
Telecommunications Services                        4.5%
All Other                                         65.5%


----------
Note: Actual percentages will vary over time. Excludes U.S. government & agency issues.



Broadcasting, and Microcell provided returns between 35% and 50% for the year. We sold Microcell when it reached our target price and now the Fund is largely out of that position. The Fund also did well with improving credits. Le Groupe Videotron, for example, announced the sale of its U.K. subsidiary. This BB-rated credit was initially trading at a yield spread of about 300 basis points over Treasuries, but we believed that after the sale, it could become an investment-grade credit. In fact, that's just what happened. Now the bonds are trading at a 150 basis point spread to Treasuries and providing total returns in the mid-to-upper teens.

Can you explain what the spread over Treasuries has to do with credit quality?

High yield bonds, by their very nature, have lower credit quality and higher risk. To compensate investors for the higher risk, issuers need to pay higher yields than Treasury bonds, which are generally considered "riskless" credits. In general, the larger the yield spread over Treasuries, the higher the perceived risk. So when a company reduces its spread, it's generally because the quality has improved. But investors who own the bonds along the way may also benefit from price appreciation.

Were there other credit improvement stories during the year?

Owens-Illinois also tightened its spread over Treasuries significantly over the year. Another case was Trizec, a large real estate company specializing in commercial and retail properties. Its parent company, Horsham, proposed a merger, seeking to buy the 52% of Trizec stock it didn't own. The result was a substantial infusion of cash, which allowed Trizec to improve its credit rating resulting in a positive return for the Fund.

Were there any industry events that affected the portfolio?

Well, there was an expansion in radio and TV, which benefited Park Communications, Allbritton Communications, and Spanish Broadcasting. There was also a contraction in the cable industry that didn't affect the portfolio too much, since we were underweighted in domestic cable. It's important to remember, however, that we don't select industries and then pick


[GRAPHIC]


Yield spread
------------
The difference in yield between securities in different market sectors, such as high yield securities and Treasury issues--or between different securities in a single sector, such as short-term and intermediate-term Treasury issues.

Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be underweight in a sector when that portion of the portfolio is smaller than the sector's share of the market as a whole.

--------------------------------------------------------------------------------
[GRAPHIC]


Bottom-up
investing
---------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Cash position
-------------
The portion of a portfolio held in highly liquid securities (often referred to as "cash"), either for defensive purposes or to take advantage of investment opportunities as they may arise.

Certain of the Fund's investments may be speculative.
--------------------------------------------------------------------------------

companies within them. Instead, we're bottom-up investors, selecting each security based on its individual merits. As a result of our security selection process, we happened to be overweighted in media and underweighted in domestic cable, but that resulted entirely from the individual merits of the particular issues.

It sounds like the Fund had an outstanding year. Did you have any disappointments?

We didn't have any major losses in the portfolio. Probably our biggest disappointment was having too large a cash position--between 15% and 20%--throughout the year. We follow strict investment disciplines, and unfortunately, the number of issues that met our criteria was limited, so we couldn't replace our winners fast enough. Of course, in hindsight, it's easy to say we could have done better by having more of our cash invested. But along the way, it wasn't clear that things would go so well. Nevertheless, our strong security selection more than compensated for any setbacks caused by our defensive positioning.

Looking ahead, what do you see?

We're going to remain cautious, since we believe defaults have been very low for an unusually long time. While we may invest a higher percentage of our cash as opportunities arise, we do not anticipate changing our criteria. Since high-yield securities are much less liquid than equities, any dislocations could lead to a correction. So we're going to concentrate on the higher tiers of the high-yield market, seeking companies that are likely to benefit from initial public offerings or other infusions of capital that can help them improve their balance sheets. Naturally, we'll continue to seek maximum current income through diversified high-yield investments, with our focus on what we deem to be an appropriate balance of risk and reward.

Denis Laplaige
Steve Tananbaum
Portfolio Managers


QUALITY BREAKDOWN AS OF 12/31/96


[GRAPHIC]


[THE FOLLOWING TABLE WAS PRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Rating                                        Percentage
--------------------------------------------------------

BBB                                               2.0%
BB                                               12.4%
B                                                41.5%
CCC                                               7.8%
D                                                 0.1%
Other                                            10.3%
U.S. Government Agency                           24.3%
Cash & Equivalents                                1.6%


----------
Note: Actual percentages will vary over time. Bond quality ratings provided by Standard &Poor's. See the prospectus for details.

Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                      1 year          5 years        10 years     Life of Fund
                                                                through 12/31/96
Class A               16.33%          16.01%         11.04%         10.80%
Class B               15.58%          15.75%         10.91%         10.69%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                      1 year          5 years        10 years      Life of Fund
                                                                through 12/31/96
Class A               11.09%          14.95%         10.53%          10.33%
Class B               10.58%          15.53%         10.91%          10.69%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
                      1 year          5 years        10 years     Life of Fund
                                                                through 12/31/96
Class A                19 out of      n/a            n/a               n/a
                      148 funds
Class B                26 out of       1 out of       6 out of       6 out of
                      148 funds       63 funds       43 funds       36 funds
Average Lipper high
current yield fund    13.67%          12.10%         9.38%           9.29%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
                   NAV 12/31/96                 Income          Capital Gains
Class A               $8.27                    $0.7105             $0.1786
Class B               $8.26                    $0.6663             $0.1786
================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. For the 5-year and 10-year periods ended 12/31/96, the Fund's Class B shares placed among the top 1.6% and 14.0%, respectively, of Lipper high current yield funds. Class A shares were not in existence for these periods. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

[GRAPHIC]


----------
Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. Dollar amount represents the aggregate value of the Fund's long positions and does not include the value of the Fund's short positions, if any. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. Government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.


Top 10 Holdings as of 12/31/96

 HOLDING                                                                        AMOUNT
----------------------------------------------------------------------------------------
 Le Groupe Videotron Ltee, 10.625%, DUE 2/15/05                              $48,633,200
 Owens-Illinois, Inc., 11.00%,due 12/1/03                                     44,055,000
 Trizec Finance LTD., 10.875%,due 10/15/05                                    41,821,470
 United International Holdings, Inc., (zero coupon),due 11/15/99              39,139,200
 U.S. Cellular Corp., (zero coupon), due 6/15/15                              37,918,692
 Affinity Group, Inc., 11.50%,due 10/15/03                                    37,767,600
 Casino America, Inc., 12.50%,due 8/1/03                                      33,084,805
 Thermadyne Holdings Corp., 10.75%, due 11/1/03                               32,210,160
 TeleWest, PLC, (zero coupon), due 10/1/07                                    31,606,515
 General Media, Inc., 10.625, due 12/31/00                                    31,593,105

10 Largest Purchases for the 12 months ended 12/31/96

-------------------------------------------------------------------------------------------
SECURITY                                                                AMOUNT OF PURCHASE
-------------------------------------------------------------------------------------------
TeleWest, PLC, (zero coupon),due 10/1/07                                  $61,857,360
Casino America, Inc., 11.50%, due 6/1/01 and 12.50%, due 8/1/03            60,021,343
Spanish Broadcasting System, Inc., 7.50%,due 6/15/02, 12.25%,due 6/1/01
  Series A Preferred Stock and Warrants expiration 6/29/99, 6/30/99        52,784,375
Cablevision Systems Corp., 10.50%,due 5/15/16, 11.75%, Series H
 Preferred
     Stock and 11.125%, Series M Preferred Stock                           51,825,671
 Le Groupe Videotron Ltee, 10.625%,due 2/15/05 and Common Stock            48,080,999
 Comcast Cellular Corp., Series A, (zero coupon),due 3/5/00, Series B
     (zero coupon), due 3/5/00 and Class A Common Stock                    46,280,952
 Time Warner, Inc., 10.25%, Series K Preferred Stock                       46,200,000
 Owens-Illinois, Inc., 11.00%,due 12/1/03                                  43,400,000
 Microcell Telecommunications, Inc., (zero coupon),due 6/1/06, 14.00%
     beginning 12/1/01                                                     42,298,650
 Unisys Corp., 8.875%,due 7/15/97, 10.625%, due 10/1/99, 11.75%
     due 10/15/04, and 15.00%, due 7/1/97                                  39,415,299


10 Largest Sales for the 12 months ended 12/31/96
-------------------------------------------------------------------------------------------
SECURITY                                                                AMOUNT OF PURCHASE
-------------------------------------------------------------------------------------------
 Cablevision Systems Corp., 10.50%,due 5/15/16, 11.75%, Series H Preferred
     Stock and 11.125%, Series M Preferred Stock                          $58,093,589
 Time Warner, Inc., 10.25%, Series K Preferred Stock                       46,776,806
 TeleWest, PLC, (zero coupon),due 10/1/07                                  37,194,078
 Microcell Telecommunications, Inc., (zero coupon),due 6/1/06, 14.00%
     beginning 12/1/01                                                     32,504,388
 Continental Cablevision, Inc., 11.00%,due 6/1/07                          31,616,223
 Nextel Communications, Inc., (zero coupon), due 8/15/04 and Class A
     Common Stock                                                          30,174,063
 Grupo Televisa, S.A., (zero coupon), due 5/15/08 and Series A
     11.375%, due 5/15/03                                                  26,298,281
 Horseshoe Gaming LLC, Series B, 12.75%,due 9/30/00                        25,651,688
 Spanish Broadcasting System, Inc., 7.50%,due 6/15/02                      24,922,000
 Envirodyne Industries, Inc., 10.25%, due 12/1/01 and 12.00%,
   due 6/15/00                                                             24,391,661


[GRAPHIC]


----------
Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. Dollar amount represents the aggregate value of the Fund's long positions and does not include the value of the Fund's short positions, if any. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. Government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay High Yield Corporate Bond Fund

                                                             Principal
                                                               Amount           Value
                                                        =====================================
LONG-TERM BONDS (71.9%)+
CONVERTIBLE BONDS (3.9%)

CELLULAR TELEPHONE (1.7%)
Cellular Communications, Inc.
 (zero coupon), due 7/27/99 ...........................  $     6,800,000    $     5,601,500
United States Cellular Corp.
 (zero coupon), due 6/15/15 ...........................      113,400,000         37,918,692
                                                                            ---------------
                                                                                 43,520,192
                                                                            ---------------

PUBLISHING (1.2%) Hollinger, Inc.
  Series U.S.
  (zero coupon), due 10/5/13 (o) ......................       88,525,000         31,315,719
                                                                            ---------------

TELECOMMUNICATION SERVICES (1.0%)
PLD Telekom, Inc.
  9.00%, due 6/1/06 (c) ...............................        3,020,000          3,020,000
Rogers Communications, Inc.
  (zero coupon), due 5/20/13 (o) ......................       37,000,000         14,430,000
Tele-Communications
  International, Inc.
  4.50%, due 2/15/06 ..................................       10,000,000          7,475,000
                                                                            ---------------
                                                                                 24,925,000
                                                                            ---------------
Total Convertible Bonds
  (Cost $98,734,712)                                                             99,760,911
                                                                            ---------------

CORPORATE BONDS (47.4%)

AEROSPACE (0.9%)
K&F Industries, Inc.
  11.875%, due 12/1/03 ................................        7,175,000          7,731,063
Sequa Corp.
  8.75%, due 12/15/01 .................................        1,742,000          1,742,000
  9.375%, due 12/15/03 ................................       12,100,000         12,342,000
  9.625%, due 10/15/99 ................................        1,000,000          1,030,000
                                                                            ---------------
                                                                                 22,845,063
                                                                            ---------------

AUTO PARTS (1.3%
 CSK Auto, Inc.
  11.00%, due 11/1/06 (c) .............................       19,920,000         20,916,000
Great Dane Holdings, Inc.
  12.75%, due 8/1/01 ..................................       13,270,000         13,170,475
                                                                            ---------------
                                                                                 34,086,475
                                                                            ---------------


                                                             Principal
                                                               Amount           Value
                                                        =====================================
BUILDING MATERIALS (1.1%)
 American Standard, Inc.
  (zero coupon), due 6/1/05
  10.50%, beginning 6/1/98 ............................  $    12,950,000    $    12,043,500
Associated Materials, Inc.
  11.50%, due 8/15/03 .................................       13,250,000         13,581,250
Miles Homes Services, Inc.
  12.00%, due 4/1/01 ..................................        1,000,000            830,000
Triangle Pacific Corp.
  10.50%, due 8/1/03 ..................................        1,500,000          1,582,500
                                                                            ---------------
                                                                                 28,037,250
                                                                            ---------------

BUILDINGS (1.7%)
Greystone Homes, Inc.
  10.75%, due 3/1/04 ..................................       20,424,000         20,883,540
NVR, Inc.
  11.00%, due 4/15/03 .................................       20,606,000         21,636,300
UDC Homes, Inc.
  Series C
  (zero coupon)
  due 11/1/00 (a)(e)(h)(i) ............................          108,500             27,125
                                                                            ---------------
                                                                                 42,546,965
                                                                            ---------------
CABLE (2.5%)
Heartland Wireless
  Communications, Inc.
  14.00%, due 10/15/04 (c) ............................       18,845,000         19,551,688
United International Holdings, Inc.
  (zero coupon), due 11/15/99 .........................       54,360,000         39,139,200
  Series B
  (zero coupon), due 11/15/99 .........................        8,080,000          5,817,600
                                                                            ---------------
                                                                                 64,508,488
                                                                            ---------------

CASINOS (5.4%)
Argosy Gaming Co.
  13.25%, due 6/1/04 ..................................       21,755,000         20,286,537
Casino America, Inc.
  11.50%, due 6/1/01 (p) ..............................       10,000,000          8,900,000
  12.50%, due 8/1/03 ..................................       34,918,000         33,084,805
Casino Magic Finance Corp.
  11.50%, due 10/15/01 ................................       26,683,000         24,148,115
El Comandante Capital Corp.
  11.75%, due 12/15/03 ................................       14,025,000         13,604,250
Horseshoe Gaming LLC, Series B
  12.75%, due 9/30/00 .................................       13,954,000         15,140,090
President Riverboat Casinos, Inc.
  13.00%, due 9/15/01 .................................       23,866,000         19,928,110
Treasure Bay Gaming & Resorts
  Class A
  (zero coupon)
  due 1/1/50 (a)(e)(h)(i) .............................        9,886,075          2,534,888


----------
+  Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1996

                                                             Principal
                                                               Amount           Value
                                                        =====================================
CORPORATE BONDS (Continued)

CASINOS (Continued)
Trump Castle Funding, Inc.
  13.875%, due 11/15/05 (g) ...........................  $           216    $           215
                                                                            ---------------
                                                                                137,627,010
                                                                            ---------------

CELLULAR TELEPHONE (1.6%)
Celcaribe, S.A
  (zero coupon), due 3/15/04
  13.50%, beginning 3/15/98 ...........................        2,700,000          2,308,500
  (zero coupon), due 3/15/04
  13.50%, beginning 3/15/98
  (a)(c)(y1) ..........................................              192          2,265,600
Centennial Cellular Corp.
  8.875%, due 11/1/01 .................................       18,618,000         17,966,370
  10.125%, due 5/15/05 ................................       10,350,000         10,427,625
PriCellular Wireless Corp.
  Series B
  (zero coupon), due 11/15/01
  14.00%, beginning 11/15/97 ..........................        9,355,000          9,167,900
                                                                            ---------------
                                                                                 42,135,995
                                                                            ---------------

CHEMICALS (0.6%)
Uniroyal Chemical Co., Inc.
  9.00%, due 9/1/00 ...................................       14,450,000         14,775,125
                                                                            ---------------

CHILD CARE SERVICES (0.8%)
La Petite Holdings Corp.
  9.625%, due 8/1/01 ..................................       20,292,000         20,494,920
                                                                            ---------------

COMPUTERS & OFFICE EQUIPMENT (0.5%)
Unisys Corp.
  10.625%, due 10/1/99 ................................        3,500,000          3,626,875
  11.75%, due 10/15/04 ................................        5,250,000          5,604,375
  15.00%, due 7/1/97 ..................................        2,500,000          2,612,500
                                                                            ---------------
                                                                                 11,843,750
                                                                            ---------------

CONGLOMERATES (0.5%)
Figgie International, Inc.
  9.875%, due 10/1/99 .................................       11,750,000         12,043,750
                                                                            ---------------

CONSUMER DURABLES (0.6%)
Selmer Co., Inc.
  11.00%, due 5/15/05 .................................       13,355,000         14,523,562
  11.00%, due 5/15/05 (c) .............................        1,500,000          1,601,250
                                                                            ---------------
                                                                                 16,124,812
                                                                            ---------------

                                                             Principal
                                                               Amount           Value
                                                        =====================================

CONTAINERS (2.1%)
Owens-Illinois, Inc.
  11.00%, due 12/1/03 .................................  $    39,600,000    $    44,055,000
Silgan Holdings, Inc.
  13.25%, due 12/15/02 ................................        5,377,000          5,410,606
Stone Container Corp.
  11.875%, due 12/1/98 ................................        1,900,000          2,002,125
  12.625%, due 7/15/98 ................................        3,000,000          3,172,500
                                                                            ---------------
                                                                                 54,640,231
                                                                            ---------------

ELECTRIC UTILITIES (0.5%)
Midland Funding Corp. I
  Series C-94
  10.33%, due 7/23/02 .................................        5,508,309          5,866,349
Panda Funding Corp.
  11.625%, due 8/20/12 (c) ............................        7,660,000          7,928,100
                                                                            ---------------
                                                                                 13,794,449
                                                                            ---------------

ENERGY (0.4%)
Nuevo Energy Co.
  12.50%, due 6/15/02 .................................       10,000,000         10,750,000
                                                                            ---------------

EQUIPMENT FINANCING (1.6%) Atlas Air, Inc.
  12.25%, due 12/1/02 .................................       11,112,000         12,389,880
GPA Delaware, Inc.
  8.75%, due 12/15/98 .................................       27,110,000         27,652,200
                                                                            ---------------
                                                                                 40,042,080
                                                                            ---------------

FOOD, BEVERAGES & TOBACCO (2.1%)
All-American Bottling Corp.
  13.00%, due 8/15/01 .................................       15,915,000         15,539,406
Curtice-Burns Foods, Inc.
  12.25%, due 2/1/05 ..................................        6,400,000          6,720,000
Great American Cookie Co.
  Series B
  10.875%, due 1/15/01 ................................        4,633,000          4,239,195
National Tobacco Holding, LLC
  13.50%, due 5/17/03
  16.50%, beginning 6/1/01
  (e)(m)(p) ...........................................       12,563,468         10,446,524
Penn Traffic Co.
  8.625%, due 12/15/03 ................................       10,733,000          8,827,893
  11.50%, due 4/15/06 .................................       10,377,000          9,131,760
                                                                            ---------------
                                                                                 54,904,778
                                                                            ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                             Principal
                                                               Amount           Value
                                                        =====================================
CORPORATE BONDS (Continued)

INDUSTRIAL (2.5%)
Interlake Corp.
  12.00%, due 11/15/01 ................................  $     3,500,000    $     3,745,000
Monarch Marking Systems, Inc. .
  12.50%, due 7/1/03 ..................................        7,887,000          9,227,790
Newflo Corp.
  Series B
  13.25%, due 11/15/02 ................................       16,285,000         18,015,281
Thermadyne Holdings Corp.
  10.75%, due 11/1/03 .................................       31,272,000         32,210,160
                                                                            ---------------
                                                                                 63,198,231
                                                                            ---------------
INSURANCE (0.2%)
Life Partners Group, Inc.
  12.75%, due 7/15/02 .................................        4,380,000          4,774,200
                                                                            ---------------
LEISURE (0.6%)
Bally's Health & Tennis Corp.
  13.00%, due 1/15/03 .................................       16,960,000         16,281,600
                                                                            ---------------
MACHINERY (0.1%)
Specialty Equipment Cos., Inc.
  11.375%, due 12/1/03 ................................        1,900,000          2,075,750
                                                                            ---------------

MEDIA (7.4%)
Affiliated Newspaper Investments, Inc.
 (zero coupon), due 7/1/06
  13.25%, beginning 7/1/99 ............................       18,422,000         15,106,040
Allbritton Communications Co.
  Series B
  9.75%, due 11/30/07 .................................       23,466,000         22,762,020
American Media, Inc.
  Series XW
  (zero coupon), due 5/15/97 ..........................          750,000            727,500
Comcast Cellular Corp.
  Series A
  (zero coupon), due 3/5/00 ...........................       25,301,000         18,216,720
  Series B
  (zero coupon), due 3/5/00 ...........................        9,233,000          6,647,760
Garden State Newspapers, Inc.
  12.00%, due 7/1/04 ..................................        9,065,000          9,880,850
General Media, Inc.
  10.625%, due 12/31/00 ...............................       36,951,000         31,593,105
Maxwell Communications Corp., PLC
  Facility A (a)(h)(i)(j) .............................        9,973,584            847,755
Park Communications, Inc.
  Series B
  13.75%, due 5/15/04 (m) .............................       22,010,000         24,761,250


                                                             Principal
                                                               Amount           Value
                                                        =====================================
MEDIA  (Continued)
Park Newspapers, Inc.
  Series B
  11.875%, due 5/15/04 ................................  $    16,380,000    $    19,246,500
Spanish Broadcasting System, Inc.
  7.50%, due 6/15/02
  12.50%, beginning 6/15/97 ...........................        2,210,000          2,331,550
  12.75%, due 6/1/01 (c)(d)(g) ........................       25,498,502         25,498,502
Telemundo Group, Inc.
  7.00%, due 2/15/06
  10.50%, beginning 2/15/99 ...........................       12,500,000         12,062,500
                                                                            ---------------
                                                                                189,682,052
                                                                            ---------------
PAPER & FOREST PRODUCTS (0.8%) Gaylord Container Corp.
  11.50%, due 5/15/01 .................................       18,348,000         19,815,840
                                                                            ---------------
POLLUTION & RELATED (0.7%) ICF Kaiser International, Inc.
  13.00%, due 12/31/03 ................................       10,174,000          9,690,735
  13.00%, due 12/31/03 (c)(y2) ........................            4,000          3,920,000
  13.00%, due 12/31/03 (y3) ...........................            5,044          4,817,020
                                                                            ---------------
                                                                                 18,427,755
                                                                            ---------------
REAL ESTATE (0.0%) (b)
Olympia & York Maiden
  Lane Finance Corp. ..................................
  10.375%, due 12/31/95
  (a)(h)(i)(n) ........................................            4,000              1,560
                                                                            ---------------

RECREATION & ENTERTAINMENT (3.0%)
Affinity Group, Inc.
  11.50%, due 10/15/03 ................................       36,315,000         37,767,600
Alliance Entertainment Corp.
  Series B
  11.25%, due 7/15/05 .................................       23,312,000         17,105,180
Icon Fitness Corp.
  (zero coupon), due 11/15/06
  14.00%, beginning 11/15/01 (c) ......................        7,000,000          3,675,000
LodgeNet Entertainment Corp.
  10.25%, due 12/15/06 (c) ............................        2,000,000          2,005,000
Marvel Holdings, Inc.
  Series B
  (zero coupon), due 4/15/98 (a)(h)(i) ................       24,544,000          3,681,600
Six Flags Theme Parks, Series A
  (zero coupon), due 6/15/05
  12.25%, beginning 6/15/98 ...........................        5,000,000          4,700,000
Videotron Holdings, PLC
  (zero coupon), due 7/1/04
  11.125%, beginning 7/1/97 ...........................        9,250,000          8,047,500
                                                                            ---------------
                                                                                 76,981,880
                                                                            ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                             Principal
                                                               Amount           Value
                                                        =====================================
CORPORATE BONDS (Continued)

RESTAURANTS & LODGING (2.3%)
American Restaurant Group, Inc.
  12.00%, due 9/15/98 (bb) ............................  $     2,731,517    $     2,512,995
  Series 92
  13.00%, due 9/15/98 .................................        5,479,412          5,041,059
  Series 93
  13.00%, due 9/15/98 .................................        4,812,676          4,427,662
AmeriKing, Inc.
  10.75%, due 12/1/06 .................................       10,153,000         10,508,355
Family Restaurant, Inc.
  9.75%, due 2/1/02 ...................................       28,218,000         20,458,050
Flagstar Corp.
  10.75%, due 9/15/01 .................................        7,000,000          6,335,000
  10.875%, due 12/1/02 ................................        3,883,000          3,543,238
FRD Acquisition Co.
  Series B
  12.50%, due 7/15/04 .................................        5,000,000          5,100,000
                                                                            ---------------
                                                                                 57,926,359
                                                                            ---------------

RETAIL (2.3%)
Brylane L.P., Series B
  10.00%, due 9/1/03 ..................................        3,685,000          3,795,550
Guitar Center Management Co.
  11.00%, due 7/1/06 (c) ..............................        3,605,000          3,821,300
IHF Holdings, Inc.
  Series B
  (zero coupon), due 11/15/04
  15.00%, beginning 11/15/99 ..........................       32,670,000         25,809,300
Petro PSC Properties L.P.
  12.50%, due 6/1/02 ..................................       10,905,000         11,068,575
Waban, Inc.
  11.00%, due 5/15/04 .................................       13,250,000         14,707,500
                                                                            ---------------
                                                                                 59,202,225
                                                                            ---------------
STEEL, ALUMINUM & OTHER METALS (0.4%)
Easco Corp.
  Series B
  10.00%, due 3/15/01 .................................        7,550,000          7,682,125
UCAR Global Enterprises, Inc.
  Series B
  12.00%, due 1/15/05 .................................        3,000,000          3,457,500
                                                                            ---------------
                                                                                 11,139,625
                                                                            ---------------

TELECOMMUNICATION EQUIPMENT (0.4%)
Telex Communications, Inc.
  12.00%, due 7/15/04 .................................        8,250,000          9,116,250
                                                                            ---------------


                                                             Principal
                                                               Amount           Value
                                                        =====================================
TELECOMMUNICATION SERVICES (1.2%)
Microcell Telecommunications, Inc.
  Series B
  (zero coupon), due 6/1/06
  14.00%, beginning 12/1/01 ...........................  $    27,700,000    $    15,442,750
Paging Network, Inc.
  11.75%, due 5/15/02 .................................        5,020,000          5,409,050
ProNet, Inc.
  11.875%, due 6/15/05 ................................       11,775,000         11,097,937
                                                                            ---------------
                                                                                 31,949,737
                                                                            ---------------
TEXTILE & APPAREL (0.8%)
Hosiery Corp. of America, Inc.
  13.75%, due 8/1/02 ..................................       18,400,000         20,332,000
                                                                            ---------------
UTILITIES (0.5%)
Consolidated Hydro, Inc.
  Series B
  (zero coupon), due 7/15/03
  12.00%, beginning 7/15/98 ...........................       33,789,000         11,826,150
                                                                            ---------------

Total Corporate Bonds
  (Cost $1,148,407,876) ...............................                       1,213,932,355
                                                                            ---------------

FOREIGN BONDS (0.1%)

MEDIA (0.0%) (b)
Maxwell Communications Corp., PLC
  Facility B (a)(h)(i)(j) .............................(pound) 1,131,066            164,526
                                                                            ---------------
RETAIL (0.1%)
Isosceles
  Bank debt
  12.219%, due 6/30/98 (d) ............................        1,051,124            242,837
  Bank debt, Series B
  12.219%, due 4/25/01 (d) ............................        4,249,169            981,668
                                                                            ---------------
                                                                                  1,224,505
                                                                            ---------------
Total Foreign Bonds
  (Cost $4,344,621) ...................................                           1,389,031
                                                                            ---------------

U.S. GOVERNMENT &
FEDERAL AGENCY (9.3%)
Federal National Mortgage
  Association (4.2%)
  Series B
  12.00%, due 6/26/98 .................................  $   100,000,000        108,453,000
                                                                            ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                             Principal
                                                               Amount           Value
                                                        =====================================
U.S. GOVERNMENT &
FEDERAL AGENCY (Continued)
United States Treasury Bonds (4.6%)
  13.375%, due 8/15/01 ................................  $    25,000,000    $    32,105,500
  15.75%, due 11/15/01 ................................       61,000,000         85,113,910
                                                                            ---------------
                                                                                117,219,410
                                                                            ---------------

United States Treasury Note (0.5%)
  9.125%, due 5/15/99 .................................       10,900,000         11,647,631
                                                                            ---------------
Total U.S. Government &
  Federal Agency
  (Cost $249,069,766) .................................                         237,320,041
                                                                            ---------------

YANKEE BONDS (11.2%)

CABLE (2.0%)
Australis Holdings Property Ltd.
  (zero coupon), due 11/1/02
  15.00%, beginning 11/1/00 (c)(y4) ...................           18,067         10,388,525
CF Cable TV, Inc.
  11.625%, due 2/15/05 ................................        6,750,000          7,830,000
TeleWest, PLC
  (zero coupon), due 10/1/07
  11.00%, beginning 10/1/00 ...........................       45,314,000         31,606,515
                                                                            ---------------
                                                                                 49,825,040
                                                                            ---------------

CELLULAR TELEPHONE (1.1%)
Millicom International Cellular, S.A.
  (zero coupon), due 6/1/06
  13.50%, beginning 6/1/01 ............................       17,550,000         10,881,000
Occidente y Caribe Celular, S.A
  (zero coupon), due 3/15/04
  14.00%, beginning 3/15/01 (c) .......................       30,000,000         17,850,000
                                                                            ---------------
                                                                                 28,731,000
                                                                            ---------------

COMPUTERS & OFFICE EQUIPMENT (1.1%)
International Semi-Technology
  Microelectronics, Inc.
  (zero coupon), due 8/15/03
  11.50%, beginning 8/15/00 ...........................       44,213,000         28,959,515
                                                                            ---------------

CONTAINERS (0.2%)
Stone Container Finance Corp.
  11.50%, due 8/15/06 (c) .............................        5,630,000          5,784,825
                                                                            ---------------

MEDIA (3.0%) Grupo Televisa, S.A .
  (zero coupon), due 5/15/08
  13.25%, beginning 5/15/01 ...........................       12,650,000          8,349,000

                                                             Principal
                                                               Amount           Value
                                                        =====================================
MEDIA (continued)
Kabelmedia Holding GmbH
  (zero coupon), due 8/1/06
  13.625%, beginning 8/1/01 ...........................  $    35,664,000    $    20,061,000
Le Groupe Videotron Ltee
  10.625%, due 2/15/05 ................................       44,212,000         48,633,200
                                                                            ---------------
                                                                                 77,043,200
                                                                            ---------------
PAPER & FOREST PRODUCTS (0.8%)
FSW International Finance Co.
  12.50%, due 11/1/06 (c) .............................       20,020,000         21,221,200
                                                                            ---------------

REAL ESTATE (1.7%)
Trizec Finance Ltd.
  10.875%, due 10/15/05 ...............................       37,677,000         41,821,470
                                                                            ---------------

RECREATION & ENTERTAINMENT (0.7%)
Plitt Theaters, Inc.
  10.875%, due 6/15/04 ................................       17,000,000         17,127,500
                                                                            ---------------

TELECOMMUNICATION SERVICES (0.2%)
Clearnet Communications, Inc.
  (zero coupon), due 12/15/05
  14.75%, beginning 12/15/00 ..........................        7,350,000          4,593,750
                                                                            ---------------

TESTING SERVICES (0.2%)
Intertek Finance, PLC
  10.25%, due 11/1/06 (c) .............................        1,500,000          1,563,750
Intertek Testing Services Ltd.
  12.00%, due 11/8/07 (p) .............................        4,000,000          3,920,000
                                                                            ---------------
                                                                                  5,483,750
                                                                            ---------------

TRANSPORTATION (0.2%)
TNT Transport, PLC
  11.50%, due 4/15/04 .................................        4,500,000          5,197,500
                                                                            ---------------

Total Yankee Bonds
  (Cost $266,536,759) .................................                         285,788,750
                                                                            ---------------

Total Long-Term Bonds
(Cost $1,767,093,734) .................................                       1,838,191,088
                                                                            ---------------

                                                                Shares
                                                          ================
COMMON STOCKS (5.7%)

BUILDINGS (0.2%)
NVR, Inc. (a) .........................................          379,300          4,930,900
                                                                            ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                               Shares           Value
                                                        =====================================
COMMON STOCKS (Continued)

CABLE (0.5%)
United International Holdings
  Inc., Class A (a) ...................................          988,200    $    12,105,450
                                                                            ---------------

CASINOS (0.5%)
Aztar Corp. (a) .......................................          100,000            700,000
Casino America, Inc. (a) ..............................          207,925            662,761
Colorado Gaming &
  Entertainment Co. (a) ...............................          368,128          1,840,640
Grand Casinos, Inc. (a) ...............................          699,600          9,444,600
                                                                            ---------------
                                                                                 12,648,001
                                                                            ---------------

CELLULAR TELEPHONE (0.0%) (b)
Celcaribe, S.A. (a)(c) ................................          439,020            878,040
                                                                            ---------------

CHEMICALS (0.0%) (b)
Millennium Chemicals, Inc. (a) ........................           43,856            778,444
                                                                            ---------------

CONGLOMERATES (0.2%)
Hanson, PLC ADR (k) ...................................          614,000          4,144,500
                                                                            ---------------

FOOD, BEVERAGES & TOBACCO (0.7%)
Dr. Pepper Bottling Holdings, Inc.
  Class A (a) .........................................          200,000          2,600,000
Imperial Tobacco Group, PLC
  ADR (a)(k) ..........................................          153,500          1,980,641
RJR Nabisco Holdings Corp. ............................          388,000         13,192,000
TLC Beatrice International Holdings
  Inc., Class A (a) ...................................           25,000            678,125
                                                                            ---------------
                                                                                 18,450,766
                                                                            ---------------

GAS UTILITIES (0.1%)

UGI Corp. .............................................          158,800          3,553,150
United Gas Holdings Corp. (a)(e)(h) ...................           98,050            166,685
                                                                            ---------------
                                                                                  3,719,835
                                                                            ---------------

INDUSTRIAL (0.2%)
Thermadyne Holdings Corp. (a) .........................          199,350          5,681,475
                                                                            ---------------

MEDIA (1.2%)
Affiliated Newspaper
  Investments, Inc. (a) ...............................           28,000          1,120,000



                                                               Shares           Value
                                                        =====================================
MEDIA (Continued)
Comcast Corp.
  Class A .............................................          955,000    $    16,831,875
Le Groupe Videotron Ltee (aa) .........................           46,800            392,646
Lin Television Corp. (a) ..............................            7,000            295,750
Matav-Cable Systems Media
  Ltd. ADR (a)(k) .....................................          254,400          3,975,000
Metromedia International Group
  Inc. (a) ............................................          725,200          7,161,350
                                                                            ---------------
                                                                                 29,776,621
                                                                            ---------------

REAL ESTATE (0.2%)
American Health Properties, Inc. ......................           26,300            627,912
American Health Properties, Inc. (l) ..................            5,130             81,439
Metropolis Realty Trust, Inc. (a) .....................          126,278          3,283,228
                                                                            ---------------
                                                                                  3,992,579
                                                                            ---------------

RESTAURANTS & LODGING (0.4%)
Bob Evans Farms, Inc. .................................          190,000          2,565,000
Lone Star Steakhouse & Saloon
  Inc. (a) ............................................          257,300          6,882,775
                                                                            ---------------
                                                                                  9,447,775
                                                                            ---------------

RETAIL (0.1%)
Claire's Stores, Inc. .................................          204,300          2,681,438
CVS Corp. .............................................           21,400            885,425
Loehmann's Holdings, Inc.
  Class B (a) .........................................           43,750             43,750
                                                                            ---------------
                                                                                  3,610,613
                                                                            ---------------

STEEL, ALUMINUM & OTHER METALS (0.2%)
Ryerson Tull, Inc., Class A (a) .......................          348,300          4,702,050
                                                                            ---------------

SUPERMARKETS (0.0%) (b)
Grand Union Co. (a) ...................................           51,999            259,995
                                                                            ---------------

TELECOMMUNICATION EQUIPMENT (0.0%) (b)
PageMart Wireless, Inc., Class A (a) ..................           45,500            301,438
                                                                            ---------------

TELECOMMUNICATION SERVICES (1.2%)
AirTouch Communications, Inc. (a) .....................          624,000         15,756,000
Clearnet Communications, Inc.
  Class A (a) .........................................          169,500          1,864,500
Paging Network, Inc. (a) ..............................          346,350          5,281,838
Rogers Cantel Mobile
  Communications, Inc., Class B (a) ...................           60,000          1,162,500



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                               Shares           Value
                                                        =====================================
COMMON STOCKS (Continued)

TELECOMMUNICATION SERVICES (Continued)
Rogers Communications, Inc. ...........................
  Class B (a)(aa) .....................................          989,375    $     7,218,027
                                                                            ---------------
                                                                                 31,282,865
                                                                            ---------------

TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc. (a) ....................           17,400            104,400
                                                                            ---------------

Total Common Stocks
  (Cost $148,718,237) .................................                         146,815,747
                                                                            ---------------

PREFERRED STOCKS (4.1%)

BANKS (0.0%) (b)
River Bank America, N.Y .
  15.00%, Series A ....................................           30,000            742,500
                                                                            ---------------

CABLE (0.6%)
Cablevision Systems Corp.
  8.50%, Series I (v) .................................            8,000            164,000
  11.75%, Series H (m) ................................           71,901          6,740,719
TCI Pacific Communications, Inc.
  5.00% (v) ...........................................           90,900          8,305,988
                                                                            ---------------
                                                                                 15,210,707
                                                                            ---------------

CASINOS (0.2%)
Station Casinos, Inc.
  7.00% (v) ...........................................          125,600          6,013,100
                                                                            ---------------

DOMESTIC OIL & GAS (0.0%) (b)
Mesa, Inc.
  8.00%, Series A (g)(v) ..............................              500              3,186
TransAmerican Energy Corp.
  $19.00, Series A ....................................              150             15,000
                                                                            ---------------
                                                                                     18,186
                                                                            ---------------

DRUGS (0.3%)
ICN Pharmaceuticals, Inc.
  Series B (c)(m)(v) ..................................            8,500          8,500,000
                                                                            ---------------

EQUIPMENT FINANCING (0.5%)
GPA Group, PLC (a)(p) .................................       30,000,000         13,200,000
                                                                            ---------------



                                                               Shares           Value
                                                        =====================================
FOOD, BEVERAGES & TOBACCO (0.1%)
National Tobacco Holding, LLC
  14.50% (e)(g)(p)(q) .................................        1,676,030    $       953,829
Seven Up Holdings Co.
  16.00% (a) ..........................................            4,491            129,542
                                                                            ---------------
                                                                                  1,083,371
                                                                            ---------------

MEDIA (1.6%)
Paxson Communications Corp.
  12.50% (g) ..........................................           13,550         12,804,750
Spanish Broadcasting System, Inc.
  Series  A (c)(g) ....................................           27,418         27,143,820
                                                                            ---------------
                                                                                 39,948,570
                                                                            ---------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
  $0.056, Series A (g) ................................            2,297              1,148
                                                                            ---------------

TELECOMMUNICATION SERVICES (0.8%)
AirTouch Communications, Inc.
  6.00%, Series B (v) .................................          100,000          2,725,000
K-III Communications Corp.
  10.00%, Series D ....................................          174,000         17,052,000
                                                                            ---------------
                                                                                 19,777,000
                                                                            ---------------

Total Preferred Stocks
  (Cost $98,748,421) ..................................                         104,494,582
                                                                            ---------------

WARRANTS (1.1%)

APPLIANCES & FURNITURE (0.0%) (b)
Central Rents, Inc.
  expire 2003 (a) .....................................           10,500            630,000
                                                                            ---------------

BUILDING MATERIALS (0.0%) (b)
Degeorge Financial Corp.
  expire 4/1/97 (a) ...................................           12,000              1,200
                                                                            ---------------

CABLE (0.0%) (b)
United International Holdings
  Inc. (a) ............................................           20,834            354,178
                                                                            ---------------

CASINOS (0.0%) (b)
Belle Casino, Inc. (a)(c) .............................            5,500                 55


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                               Shares           Value
                                                        =====================================
WARRANTS (Continued)

CASINOS (Continued)
Boomtown, Inc.
  expire 11/1/98 (a)(c) ...............................            7,350    $         7,350
Casino America, Inc.
  expire 5/3/01 (a) ...................................           36,808             36,808
HDA Management Corp.
  expire 12/15/98 (a)(c) ..............................            6,450            322,500
Louisiana Casino, Inc.
  expire 12/1/98 (a) ..................................           12,000             60,000
                                                                            ---------------
                                                                                    426,713
                                                                            ---------------

CELLULAR TELEPHONE (0.0%) (b)
Occidente y Caribe Celular, S.A.
  expire 3/15/04 (a)(c) ...............................          120,000              1,200
                                                                            ---------------

CONGLOMERATES (0.0%) (b)
IFA Capital, Inc.
  Series H
  expire 11/14/99 (a)(c) ..............................            8,000            800,000
                                                                            ---------------

DOMESTIC OIL & GAS (0.1%)
TransAmerican Refining Corp.
  expire 2/15/02 (a) ..................................          774,665          1,936,662
                                                                            ---------------

FOOD, BEVERAGES & TOBACCO (0.2%)
Browne Bottling Co.
  expire 8/15/03 (a) ..................................            1,426              7,130
Cookies USA, Inc.
  expire 1/15/01 (a)(c) ...............................              834              8,340
National Tobacco Holding, LLC
  Class A
  expire 5/17/06 (a)(e)(p)(r)(t) ......................        4,259,246          4,259,246
  expire 5/17/06 (a)(e)(p)(s) .........................          547,970                  0(z)
                                                                            ---------------
                                                                                  4,274,716
                                                                            ---------------

GAS UTILITIES (0.0%) (b)
UGI Corp.
  expire 3/31/98 (a) ..................................           34,580              5,187
                                                                             ---------------

HOUSEHOLD PRODUCTS (0.0%) (b)
 Chattem, Inc.
  expire 6/17/99 (a)(c) ...............................            9,500            190,000
                                                                            ---------------

MEDIA  (0.7%)
General Media, Inc.
  expire 12/21/00 (a) .................................           34,486            172,430


                                                               Shares           Value
                                                        =====================================
MEDIA (Continued)
Park Communications, Inc. (a) .........................          220,100    $     4,512,050
Spanish Broadcasting System, Inc.
  expire 6/29/99 (a)(c) ...............................           30,262          5,447,160
  expire 6/30/99 (a)(c) ...............................           44,650          8,037,000
                                                                            ---------------
                                                                                 18,168,640
                                                                            ---------------

POLLUTION & RELATED (0.0%) (b)
ICF Kaiser International, Inc.
  expire 12/31/98 (a) .................................           48,835             18,313
                                                                            ---------------

RETAIL (0.0%) (b)
Petro PSC Properties L.P.
  expire 6/1/97 (a) ...................................           14,010            714,510
                                                                            ---------------

TELECOMMUNICATION SERVICES (0.1%
Microcell Telecommunications, Inc.
  expire 6/1/06 (a)(c)(u) .............................          110,800             27,700
  expire 6/1/06 (a)(c) ................................          110,800            775,600
Nextel Communications, Inc.
  Series A
  expire 12/15/98 (a) .................................            3,087             15,435
  Series C
  expire 1999 (a) .....................................            3,500             17,500
                                                                            ---------------
                                                                                    836,235
                                                                            ---------------

TESTING SERVICES (0.0%) (b)
Intertek Testing Services Ltd.
  expire 12/31/99 (a)(c)(p) ...........................              691            220,000
                                                                            ---------------

Total Warrants
  (Cost $19,317,964) ..................................                          28,577,554
                                                                            ---------------

                                                            Notional
                                                           Principal
                                                             Amount
                                                         ===============
PURCHASED PUT OPTION (0.0%) (b)

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Underlying security, RJR Nabisco, Inc.
  8.75%, due 8/15/05
  expire 10/6/97 (f) ..................................  $    25,000,000            150,000
                                                                            ---------------

Total Purchased Put Option
  (Cost $500,000) .....................................                             150,000
                                                                            ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                             Principal
                                                               Amount           Value
                                                        =====================================
SHORT-TERM INVESTMENTS (15.6%)

RETAIL (0.6%) Cosmar Corp.
  11.50%, due 12/4/97
  (c)(d)(m)(p) ........................................  $    16,700,000    $    16,700,000
                                                                            ---------------

U.S. GOVERNMENT (15.0%)
United States Treasury Note
  8.50%, due 4/15/97 ..................................      379,650,000        382,971,938
                                                                            ---------------

Total Short-Term Investments
  (Cost $400,761,315) .................................                         399,671,938
                                                                            ---------------

Total Investments
  (Cost $2,435,139,671) (w) ...........................             98.4%     2,517,900,909(x)

Cash and Other Assets,
  Less Liabilities ....................................              1.6         40,084,261
                                                         ===============    ===============

Net Assets ............................................            100.0%   $ 2,557,985,170
                                                         ===============    ===============



----------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at December 31, 1996.
(e)  Fair valued securities.  Aggregate at 0.72% of net assets.
(f) Purchased put option is based on spread between the risk/duration of RJR Nabisco, Inc., Note 8.75%, due 8/15/05, multiplied by the yield on the RJR Nabisco Note less the yield on the U.S. Treasury Bond 6.50%, due 8/15/05, less 3.50%, multiplied by the notional principal.
(g) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(h)  Issuer in bankruptcy.
(i)  Issue in default.
(j)  Multiple tranche facilities.
(k)  ADR--American Depository Receipt.
(l) Depository Shares--each share represents one-tenth of a share of Psychiatric Group preferred stock.
(m) CIK ("Cash in Kind")--interest or dividend payment is made with cash or additional securities.
(n) The company defaulted on the payment of principal to its creditors on maturity date.
(o)  Yankee bond.
(p)  Restricted securities.
(q) The 61.33% preferred membership interest entitles the Fund to a Payment in Kind dividend of 14.50% for the first five years beginning June 30, 1996 and 17.50% for the sixth and seventh year.
(r) The warrants entitle the Fund to 9.8919% of the total voting rights and 13.9441% non-voting rights with dividend payments.
(s) The redeemable warrants can be redeemed by National Tobacco Corp. for nominal consideration during the first five years, only on a pro-rata basis with prepayment of the subordinated notes.
(t)  Investment in noncontrolled affiliate (cost $2,960,051).
(u)  Conditional warrants.
(v)  Convertible preferred stock.
(w)  The cost for Federal income tax purposes is $2,437,023,118.
(x) At December 31, 1996, net unrealized appreciation was $80,877,791 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $125,353,506 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $44,475,715.
(y1) 192 Units--each unit reflects $10,000 principal amount of 0%/13.50% Senior Secured Note Trust Certificates, plus 1,626 Ordinary Share Trust Certificates.
(y2) 4,000 Units--each unit reflects $1,000 principal amount of 13.00% Senior Notes, plus 7 warrants to buy 1 share of common stock at $2.30 per share at a future date.
(y3) 5,044 Units--each unit reflects $1,000 principal amount of 13.00% Senior Subordinated Notes, plus 4.8 warrants to acquire 1 share of common stock at $5.00 per share at a future date.
(y4) 18,067 Units--each unit reflects $1,000 principal amount of 15.00% Senior Discounted Notes, plus 1 warrant to acquire 186.527 shares of Australis Media common stock at $0.20 per share at a future date.
(z)  Security has no value.
(aa) Canadian security.
(bb) Exchangeable into American Restaurant Group, Inc. 13.00% Senior Notes, due 9/15/98.
(pound) Security denominated in British Pound Sterling.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities


AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value
 (identified cost $2,435,139,671) ...................................  $ 2,517,900,909
Cash ................................................................          440,211
Receivables:
  Dividends and interest ............................................       39,683,906
  Fund shares sold ..................................................        8,871,312
  Investment securities sold ........................................        4,944,386
Other assets ........................................................           29,858
                                                                       ---------------
   Total assets .....................................................    2,571,870,582
                                                                       ---------------
LIABILITIES:
Payables:
  Investment securities purchased ...................................        8,503,539
  NYLIFE Distributors ...............................................        2,322,646
  Fund shares redeemed ..............................................        1,581,082
  Adviser ...........................................................          597,265
  Transfer agent ....................................................          160,981
  Custodian .........................................................           40,436
  Trustees ..........................................................           16,684
Accrued expenses ....................................................          516,698
Unrealized depreciation on forward foreign currency contracts .......          146,081
                                                                       ---------------
   Total liabilities ................................................       13,885,412
                                                                       ---------------
Net assets ..........................................................  $ 2,557,985,170
                                                                       ===============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
 (par value of $.01 per share) unlimited number of shares authorized:
  Class A ...........................................................  $       141,291
  Class B ...........................................................        2,956,489
Additional paid-in capital ..........................................    2,459,498,843
Accumulated undistributed net investment income .....................          823,169
Accumulated undistributed net realized gain on investments ..........       11,950,221
Net unrealized appreciation on investments ..........................       82,761,238
Net unrealized depreciation on forward foreign currency contracts ...         (146,081)
                                                                       ---------------
Net assets ..........................................................  $ 2,557,985,170
                                                                       ===============

CLASS A
Net assets applicable to outstanding shares .........................  $   116,805,387
                                                                       ===============
Shares of beneficial interest outstanding ...........................       14,129,093
                                                                       ===============
Net asset value per share outstanding ...............................  $          8.27
Maximum sales charge (4.50% of offering price) ......................             0.39
                                                                       ---------------
Maximum offering price per share outstanding ........................  $          8.66
                                                                       ===============

CLASS B
Net assets applicable to outstanding shares .........................  $ 2,441,179,783
                                                                       ===============
Shares of beneficial interest outstanding ...........................      295,648,907
                                                                       ===============
Net asset value per share outstanding ...............................  $          8.26
                                                                       ===============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Dividends (a) .............................................     $   7,971,051
  Interest ..................................................       198,749,051
                                                                  -------------
   Total income .............................................       206,720,102
                                                                  -------------
Expenses:
  Distribution--Class B .....................................        11,527,597
  Administration ............................................         5,816,110
  Advisory ..................................................         5,816,110
  Service ...................................................         5,173,736
  Transfer agent ............................................         1,582,485
  Professional ..............................................           538,650
  Shareholder communication .................................           474,934
  Registration ..............................................           420,895
  Custodian .................................................           235,461
  Recordkeeping .............................................           233,333
  Trustees ..................................................            64,455
  Miscellaneous .............................................            49,161
                                                                  -------------
   Total expenses ...........................................        31,932,927
                                                                  -------------
Net investment income .......................................       174,787,175
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:

Net realized gain (loss) from:
  Security transactions .....................................        70,039,639
  Securities sold short .....................................          (508,346)
  Foreign currency transactions .............................          (912,219)
                                                                  -------------
Net realized gain on investments and
 foreign currency transactions ..............................        68,619,074
                                                                  -------------
Net change in unrealized appreciation
 (depreciation) on investments:
  Security transactions .....................................        58,603,932
  Securities sold short .....................................           375,243
  Forward foreign currency contracts ........................            42,977
                                                                  -------------
Net unrealized gain on investments and foreign
   currency .................................................        59,022,152
                                                                  -------------
Net realized and unrealized
   gain on investments and foreign currency
   transactions .............................................       127,641,226
                                                                  -------------
Net increase in net assets resulting from operations ........     $ 302,428,401
                                                                  =============


----------
(a) Dividends recorded net of foreign withholding taxes of $212,825.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets


                                                                                       Year ended           Year ended
                                                                                      December 31,          December 31,
                                                                                         1996                   1995
                                                                                   ---------------         ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income .........................................................  $   174,787,175         $   132,026,507
  Net realized gain on investments ..............................................       70,039,639              40,528,746
  Net realized loss on securities sold short ....................................         (508,346)               (220,429)
  Net realized gain (loss) on foreign currency transactions .....................         (912,219)                 13,599
  Net change in unrealized appreciation (depreciation) on securities transactions       58,603,932              68,715,773
  Net change in unrealized depreciation on securities sold short ................          375,243                (375,243)
  Net change in unrealized depreciation on forward foreign currency contracts ...           42,977                (189,058)
                                                                                   ---------------         ---------------
  Net increase in net assets resulting from operations ..........................      302,428,401             240,499,895
                                                                                   ---------------         ---------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A ......................................................................       (6,713,725)             (2,874,284)
   Class B ......................................................................     (164,209,186            (141,411,911)
  From net realized gain on investments and foreign currency transactions:
   Class A ......................................................................       (2,453,906)               (551,204)
   Class B ......................................................................      (51,503,367)            (20,770,265)
  In excess of net investment income:
   Class A ......................................................................             --                   (59,920)
   Class B ......................................................................             --                (2,948,014)
  In excess of net realized gain on investments and foreign currency transactions:
   Class A ......................................................................             --                   (83,042)
   Class B ......................................................................             --                (3,129,179)
                                                                                   ---------------         ---------------
     Total dividends and distributions to shareholders ..........................     (224,880,184)           (171,827,819)
                                                                                   ---------------         ---------------
Capital share transactions: Net proceeds from sale of shares:
   Class A ......................................................................      101,308,968              49,974,931
   Class B ......................................................................      913,192,615             493,045,911
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A ......................................................................        7,136,763               2,657,250
   Class B ......................................................................      152,975,773             116,525,515
                                                                                   ---------------         ---------------
                                                                                     1,174,614,119             662,203,607
  Cost of shares redeemed:
   Class A ......................................................................      (37,057,233)            (10,194,187)
   Class B ......................................................................     (301,207,596)           (205,507,147)
                                                                                   ---------------         ---------------
     Increase in net assets derived from capital share transactions .............      836,349,290             446,502,273
                                                                                   ---------------         ---------------
Net increase in net assets ......................................................      913,897,507             515,174,349

NET ASSETS:
Beginning of year ...............................................................    1,644,087,663           1,128,913,314
                                                                                   ---------------         ---------------
End of year .....................................................................  $ 2,557,985,170         $ 1,644,087,663
                                                                                   ===============         ===============

Accumulated undistributed net investment income/(excess distribution) ...........  $       823,169         $    (3,007,934)
                                                                                   ===============         ===============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                                                                                                        Class B
                                                                                   -------------------------------------------------
                                   Class A      Class B      Class A     Class B       September 1
                                   -------      -------      -------     -------        through            Year ended August 31
                                       Year ended                Year ended            December 31   -------------------------------
                                     December 31, 1996         December 31, 1995          1994*          1994      1993       1992
                                   ----------------------    ---------------------     ------------  ----------- ---------- --------
Net asset value at
  beginning of period ...........  $   7.92     $     7.92    $  7.44    $     7.44     $     7.70  $     7.93  $   7.41   $   6.66
                                   --------     ----------    -------    ----------     ----------  ----------  --------   --------
Net investment income ...........      0.72           0.67       0.84          0.81           0.23        0.69      0.70       0.79
Net realized and unrealized gain
  (loss) on investments .........      0.52           0.52       0.61          0.61          (0.27)      (0.08)     0.54       0.75
Net realized and unrealized gain
  (loss) on foreign currency
  transactions ..................     (0.00)(b)      (0.00)(b)  (0.00)(b)     (0.00)(b)       --          --        --         --
                                   --------     ----------    -------    ----------     ----------  ----------  --------   --------
Total from investment operations       1.24           1.19       1.45          1.42          (0.04)       0.61      1.24       1.54
                                   --------     ----------    -------    ----------     ----------  ----------  --------   --------

Less dividends and distributions:
From net investment income ......     (0.71)         (0.67)     (0.84)        (0.81)         (0.22)      (0.67)    (0.72)     (0.79)

In excess of net
  investment income .............       --            --        (0.01)        (0.01)          --          --        --         --
From net realized gain
  on investments ................     (0.18)         (0.18)     (0.10)        (0.10)          --         (0.17)     --         --
In excess of net realized
  gain on investments ...........       --            --         (0.02)       (0.02)          --          --        --         --
                                   --------     ----------    -------    ----------     ----------  ----------  --------   --------
Total dividends and distributions     (0.89)         (0.85)     (0.97)        (0.94)         (0.22)      (0.84)    (0.72)     (0.79)

                                   --------     ----------    -------    ----------     ----------  ----------  --------   --------
Net asset value at end of period   $   8.27     $     8.26    $  7.92    $     7.92     $     7.44  $     7.70  $   7.93   $   7.41
                                   ========     ==========    =======    ==========     ==========  ==========  ========   ========

Total investment return (a) .....     16.33%         15.58%     20.28%        19.71%         (0.48%)      7.95%    18.58%     24.55%

Ratios (to average net assets)/
  Supplemental Data:
   Net investment income ........       9.0%           8.4%      10.2%          9.5%           9.1%+       8.7%      9.9%      11.0%

   Expenses .....................       1.0%           1.6%       1.0%          1.6%           1.6%+       1.6%      1.7%       1.9%

Portfolio turnover rate .........       118%           118%       137%          137%            45%        190%      207%       226%

Average commission rate paid ....  $ 0.0630     $   0.0630        (c)           (c)            (c)         (c)        (c)        (c)

Net assets at end of
  period (in 000's) .............  $116,805     $2,441,180    $42,850    $1,601,238     $1,128,913  $1,090,261  $808,538   $447,819



----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's primary objective is to maximize current income through investment in a diversified portfolio of high yield debt securities which are ordinarily rated in the lower rating categories of recognized rating agencies.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing tech-

MainStayHigh Yield Corporate Bond Fund


niques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to protect against adverse changes in the level of foreign currency exchange rates. This practice is known as hedging.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Notes to Financial Statements continued


Forward foreign currency contracts open at December 31, 1996:

    Contracts            In                 Delivery          Appreciation/
   to Deliver        Exchange For             Date           (Depreciation
--------------      -------------           --------         ----------------
 $11,466,348         C$15,350,000            1/22/97            $(251,190)
 $ 2,700,000         C$ 3,680,370            1/22/97              (11,014)
C$27,435,000          $20,160,935            1/22/97              116,123
                                                                ---------
Net Depreciation                                                $(146,081)
                                                                =========



----------
C$  Canadian Dollars.


Securities Sold Short. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At December 31, 1996 there were no open short sales.

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

MainStay High Yield Corporate Bond Fund


Restricted securities held at December 31, 1996:

                                           Principal                                Percent
                              Acquisition   Amount/                    12/31/96        of
Security                          Date       Shares        Cost         Value     Net Assets
--------                        --------  -----------   -----------  -----------  ----------
Casino America, Inc.
   11.50%, due 6/1/01           10/28/96  $10,000,000   $ 9,400,000  $ 8,900,000    0.3%
Cosmar Corp.
   11.50%, due 12/4/97          12/4/96    16,700,000    16,700,000   16,700,000    0.6
GPA Group, PLC
   Preferred Stock              3/6/96     30,000,000     9,862,500   13,200,000    0.5
Intertek Testing Services Ltd.
   12.00%, due 11/8/07          11/8/96     4,000,000     3,776,560    3,920,000    0.2
   Warrants, expire 12/31/99    11/8/96           691       223,440      220,000    0.0(b)
National Tobacco Holding, LLC
   13.50%, due 5/17/03
   16.50%, beginning 6/1/01     5/17/96    12,563,468     9,603,417   10,446,524    0.4
   Preferred Interest           5/17/96     1,676,030     1,650,766      953,829    0.1
   Redeemable Warrants
   expire 5/17/06               5/17/96       547,970             0(a)         0(a) 0.0
   Warrants, expire 5/17/06     5/17/96     4,259,246     2,960,051    4,259,246    0.2
                                                        -----------  -----------    ---
                                                        $54,176,734  $58,599,599    2.3%
                                                        ===========  ===========    ===


----------
(a) Security has no value.
(b) Less than one tenth of a percent.


Financial Instruments with Concentration of Credit Risk. The Fund invests in Loan Participations. When the Fund purchases a Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution. The Fund held no Loan Participations at December 31, 1996.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $33,161, $222,520 and $723,161 have been reclassified from accumulated undistributed net investment income, accumulated undistributed net realized gain on investments and accumulated net realized loss on foreign currency transactions to additional paid-in capital.

Notes to Financial Statements continued


Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Fund invests primarily in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

MainStay High Yield Corporate Bond Fund


The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.30% the average daily net assets of the Fund. The Administrator and Adviser have voluntarily agreed to reduce their combined fees to 0.55% on assets exceeding $500 million.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator will each reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years, its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $1,413,313 for the year ended December 31, 1996. The Fund was also

Notes to Financial Statements continued


advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $1,482,294 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $112,347.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $54,555 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $233,333.


Note 4--Affiliated Issuers:

Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "Affiliated" in the Investment Company Act of 1940. As of December 31, 1996, the Fund owned 9.89% of the outstanding voting shares of National Tobacco Holding, LLC ("NTH"). Included in investment income are $117,432 and $1,060,301 of dividends and interest, respectively, earned on the Fund's investments in NTH.


Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of U.S. Government securities were $389,402 and $101,954, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $2,416,718 and $1,994,351, respectively.


Note 6--Capital Share Transactions (in 000's):

                                              Year ended December 31
                                               1996                1995
                                        -----------------    ----------------
                                        Class A   Class B    Class A  Class B
                                        -------   -------    -------  -------
Shares sold ........................    12,344    111,564     6,348    61,789
Shares issued in reinvestment
 of dividends and distributions ....       869     18,686       334    14,700
                                        ------    -------     -----    ------
                                        13,213    130,250     6,682    76,489
Shares redeemed ....................     4,492     36,876     1,274    25,907
                                        ------    -------     -----    ------
Net increase .......................     8,721     93,374     5,408    50,582
                                        ======    =======     =====    ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay High Yield Corporate Bond Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                       This page intentionally left blank

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of Fund] S&P 500*                                 of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return potential
 International Equity Fund  graph indicating     international stock markets with         of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth      You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of Fund] for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for    You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth      may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income            into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities (ss.)
------------------------------------------------------------------------------------------------------------------------------------

 HIGH YIELD                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 CORPORATE BOND FUND        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                        High Yield Corporate Bond Fund
--------------------------------------------------------------------------------


                              1996 Annual Report

                               December 31, 1996


                              [LOGO] MainStay(R)
                                     Funds


                               Officers & Trustees

                         Alice T. Kane     Chairperson and Trustee
                         Walter W. Ubl     President, Chief Executive Officer,
                                           and Trustee
                       Edward J. Hogan     Trustee
                         Harry G. Hohn     Trustee
              Nancy Maginnes Kissinger     Trustee
                      Terry L. Lierman     Trustee
                   Donald E. Nickelson     Trustee
                        Donald K. Ross     Trustee
                   Richard S. Trutanic     Trustee
                    Jefferson C. Boyce     Senior Vice President
                      Anthony W. Polis     Chief Financial Officer
                    Richard W. Zuccaro     Tax Vice President
                   A. Thomas Smith III     Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MainStay(R) Funds


NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay High Yield Corporate Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSAN09 (297)
[GRAPHIC]

Table of Contents


Chairperson's Letter                                                2

MainStay International Bond Fund Highlights                         3

$10,000 Invested in the MainStay
International Bond Fund versus Salomon Brothers
Non-U.S. Dollar World Government Bond
Index--Class A & Class B Shares                                     4

Portfolio Management Discussion and Analysis                        5

Year-by-Year Performance                                            6

Diversification by Country--Top 5                                   7

Quality Breakdown                                                   8

Returns & Lipper Rankings                                           9

Top 10 Holdings                                                    10

10 Largest Purchases                                               10

10 Largest Sales                                                   10

Portfolio of Investments                                           11

Financial Statements                                               13

Notes to Financial Statements                                      17

Report of Independent Accountants                                  24

The MainStay Funds                                                 26

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: The philosophy, the strategies, the education, and the communication between the mutual fund company, the registered representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified Prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as navigating through the Star ratings and what is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your registered representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your registered representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay International Bond Fund Highlights


1996 MARKET HIGHLIGHTS

o The strength of the U.S. dollar relative to other currencies increased the risk of unhedged international bond investments

o European monetary union requirements forced governments to reduce their deficits, which led to lower European interest rates and a European bond market rally

o    Emerging markets offered outstanding performance throughout the year

o Overall, international bonds outperformed U.S. debt securities, and on a hedged basis, the results were even more dramatic


1996 FUND HIGHLIGHTS

o One-year total returns of 13.90% and 13.13% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o Both share classes outperformed the average Lipper+ international income fund for the 12 months ended 12/31/96

o Risk management strategies included hedging European currencies seeking to minimize unfavorable currency exposure

o The Fund had favorable results from country allocations, especially in Spain, Italy, Sweden, and Canada


----------
+ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay International
Bond Fund versus Salomon Brothers Non-U.S.
Dollar World Government Bond Index


CLASS A SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                                   Salomon Brothers
               MainStay            Non-U.S. Dollar
             International         World Government
Year-end      Bond Fund               Bond Index
---------------------------------------------------
9/13/94        $ 9,550.00               $10,000
12/94          $ 9,569.01               $10,256
12/95          $11,356.50               $12,261
12/96          $12,934.60               $12,761


[GRAPHIC] MainStay International Bond Fund

[GRAPHIC] Salomon Brothers Non-U.S. Dollar World Government Bond Index


CLASS B SHARES

[GRAPHIC]

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                                   Salomon Brothers
               MainStay            Non-U.S. Dollar
             International         World Government
Year-end      Bond Fund               Bond Index
---------------------------------------------------
9/13/94        $10,000.00               $10,000
12/94          $10,020.00               $10,256
12/95          $11,819.40               $12,261
12/96          $13,371.40               $12,761


[GRAPHIC] MainStay International Bond Fund

[GRAPHIC] Salomon Brothers Non-U.S. Dollar World Government Bond Index


----------
     The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 3.0%, as it would apply for the period shown. (The $10,000 invested in the Salomon Brothers Non-U.S. Dollar World Government Bond Index begins on 8/31/94.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo of International Bond Fund Manager

INTERNATIONAL BOND FUND MANAGER

Joseph Portera


The international bond market had a strong year in 1996. While some provided minimal returns, emerging markets provided spectacular results of 35%.+ Other major developed markets also turned in excellent results, with Italy and Spain up 22%, Sweden up 18%, and Canada up 12%, in local terms. Although the Canadian market wasn't the top performer, it picked up substantially at the end of the year, providing a 5% return in the fourth quarter alone.

Signs of economic recovery in Japan gave the bond markets a scare in the first quarter. With the suggestion that short-term rates had bottomed out in Japan, investors started selling bonds on fears that rates would rise. While the phenomenon was short-lived, it had an impact around the world.

In Europe, economic reform and fiscal consolidation led to dramatically lower interest rates, which fueled a European bond market rally. The U.S. dollar's strengthening relative to most major currencies posed a risk for international bond investors. While international bond returns were attractive on a local basis, they were particularly strong when the currency was hedged back into U.S. dollars.

Given this background, how did the MainStay International Bond Fund do in 1996?

For the 12 months ended December 31, 1996, the MainStay International Bond Fund provided total returns of 13.90% and 13.13% for Class A and Class B shares, respectively, excluding all sales charges. These results placed the Fund well ahead of the average Lipper++ international income fund, which returned 8.75% over the same period.

What were the major contributors to this positive performance?

There were several factors that helped our portfolio. First, the Fund entirely avoided the Japanese market, where returns were much too low to compensate for the risk. Second, we made selective use of currency hedging against European currencies, which gave the Fund's performance a considerable boost. Third, we selected


[GRAPHIC]


Currency
management/hedging
------------------
The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will be beneficial to investors.


----------
+    Source: Salomon Brothers Brady Bond Index
++ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

--------------------------------------------------------------------------------

Weighting              .
---------
The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is larger than the country's total bonds relative to international bond markets as a whole.

International
diversification        .
---------------
Purchasing securities in several international markets, which may react differently to economic, monetary, and market trends. Diversification may help reduce investment risk.

--------------------------------------------------------------------------------

YEAR-BY-YEAR PERFORMANCE

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

Year-End       Total Return %
--------       --------------
12/94           0.20
12/95          18.68  Class A
12/95          17.96  Class B
12/96          13.90  Class A
12/96          13.13  Class B


----------
See footnote * on page 9 for more information on performance.

--------------------------------------------------------------------------------

strong markets and overweighted the portfolio where we felt returns would be highest. And fourth, we adjusted the Fund's duration throughout the year in ways that helped benefit the portfolio.

Why was hedging so important this year?

The U.S. dollar was strengthening most of the year against many major currencies. Hedging is a risk management strategy that helped us avoid giving back the gains we made in the local markets when the returns were translated back to U.S. dollars. In some cases, the Fund benefited from remaining unhedged, as with Australian bonds during the first half of the year. But most of the Fund's investments were hedged for most of the year, which enhanced the performance of the portfolio.

Can you give an example of a currency used to hedge the Fund?
We used the Deutsche mark as a hedging vehicle for the Fund's Italian, Spanish, and Swedish government bond positions. That allowed us to help protect the Fund's foreign bond returns from dollar strength and to benefit from most or all the capital gains and interest income from them without having to take currency losses when we translated the returns back into dollars.

Which countries did you concentrate in during 1996?

While the Fund invests in a diversified array of markets, we concentrated on those which we thought would potentially be stellar performers. We invested in Canada because it's already been through the pain of fiscal consolidation and currency weakness that Europe is just now going through. It's an export giant and has huge surpluses with the United States, which is its largest trading partner. We felt their bonds represented excellent value and would provide attractive yields. We're also

[GRAPHIC]


DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 12/31/96

  [THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

-------------------------------
Italy                    14.0%
France                    8.7%
Canada                    8.6%
Germany                   7.8%
U.K.                      7.5%
All other                53.4%


----------
Note: Actual percentages will vary over time.


bullish on the Canadian currency right now. So there's a lot to like there.

Where else did you focus the Fund's investments?

In Europe we focused on Italy, Sweden, and Spain. Several European currencies have rallied in 1996, with the Italian lira up 12% versus the Deutsche mark, the Swedish krona up 5%, and the Spanish peseta unchanged. But each of these countries provided much higher yields than German bonds, so we're picking countries with positive returns such as Italy and Spain, with 22%, and Sweden, with 18% as well as earning positive returns on key currencies. We believe that the vast majority of an international bond portfolio's return will come from its country and currency selections. And they both paid off for the Fund during the year.

How and why did you adjust the duration of the portfolio in 1996?

With the Japanese bond scare, fears of U.S. rate hikes, and the threat of a bond sell-off, we lowered our duration in Belgium, Germany, and Denmark. In the first quarter, the dollar block worked well for the Fund by helping us avoid losses. In the middle of the second quarter and throughout the rest of the year, we increased the Fund's duration in Spain, Italy, and Sweden, which also had a positive effect as those bond markets rallied. The Fund's duration stance, coupled with the Fund's country and currency weightings placed us in the right place at the right time and helped the Fund outperform its peers.

What was the Fund's position in other European countries?

The Fund wasn't heavily invested in the U.K., which was a laggard in 1996. The British market suffered political and


[GRAPHIC]


Duration          .
--------
Equals the weighted average time until bond investors recover their investment. It is a measurement of interest rate risk.

[GRAPHIC]

--------------------------------------------------------------------------------

Yield curve
-----------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a "yield curve." The "front-end" of the yield curve, then, would consist of short- to intermediate-term bonds which generally offer lower interest rates than longer term investments.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

--------------------------------------------------------------------------------

economic setbacks, which may get worse if the U.K. doesn't converge with other European nations in its monetary policies. France traded very much like Germany, and the Fund's underweighted position in French bonds resulted in an overall positive.

Where did you position the Fund on the yield curve throughout the year?

The Fund stayed largely at the front end of the yield curve, or in shorter-term paper with maturities from two to ten years. We didn't find the added yield of longer-term bonds was worth the risks we'd have to take. Our yield curve decisions also contributed to our positive performance in 1996.

Were there any disappointments during the year?

Looking back, the Fund might have benefited if it did not entirely avoid emerging markets. The rise in oil prices helped a lot of emerging market economies, most notably Venezuela and Mexico. I think we missed some important opportunities by not taking advantage of these markets at least to some degree.

What do you see ahead for 1997?

We will probably continue to be overweighted in shorter-term bonds, unless the direction of the European market changes. We're continuing to look at Italy, which tends to be very volatile from a political standpoint. We're considering adding limited exposure in emerging markets. And naturally, we'll continue to seek out promising countries, currencies, and securities that have the potential to maximize current income for our shareholders, with a reasonable level of risk.

Joseph Portera
Portfolio Manager


QUALITY BREAKDOWN AS OF 12/31/96


[GRAPHIC]


  [THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                        Percent
                        -------
AAA                      55.2%
AA                       19.7%
A                         1.7%
Cash & Equivalents       23.4%


----------
Note: Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                       1 year             5 years                Life of Fund
                                                               through 12/31/96
Class A                13.90%             n/a                       14.07%
Class B                13.13%             n/a                       13.46%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                       1 year             5 years                Life of Fund
                                                               through 12/31/96
Class A                8.77%              n/a                       11.82%
Class B                8.13%              n/a                       12.34%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
                       1 year             5 years                Life of Fund
                                                               through 12/31/96
Class A                10 out of          n/a                          n/a
                       44 funds
Class B                11 out of          n/a                        9 out of
                       44 funds                                     28 funds
Average Lipper
international
income fund            8.75%              8.54%                     11.90%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
                    NAV 12/31/96          Income                Capital Gains
Class A                $10.95             $0.7325                   $0.1515
Class B                $10.98             $0.6531                   $0.1515
================================================================================


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect the assumption of certain Fund expenses by the Fund's administrator and adviser. Had these expenses not been assumed, total return figures would have been lower. This expense limitation may be terminated or revised at any time.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 9/13/94.


[GRAPHIC]

[GRAPHIC]


-----------
Note: This breakdown is provided for infor-mational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.


Top 10 Holdings as of 12/31/96

-----------------------------------------------------------------------------------------
 HOLDING                                                  COUNTRY               AMOUNT
=========================================================================================
 Buoni Poliennali del Tesoro, 8.50%, due 1/1/04           Italy               $1,044,924
 Buoni Poliennali del Tesoro, 8.50%, due 8/1/97           Italy                1,011,269
 Buoni Poliennali del Tesoro, 8.50%, due 4/1/99           Italy                  927,382
 United Kingdom Treasury Bond, 8.50%, due 7/16/07         United Kingdom         906,919
 Province of Ontario, 7.25%, due 9/27/05                  Canada                 827,186
 Australian Government, 10.00%, due 2/15/06               Australia              781,414
 Buoni Poliennali del Tesoro, 9.50%,due 2/1/01            Italy                  780,354
 United Kingdom Treasury Bond, 10.00%,due 9/8/03          United Kingdom         718,265
 France Obligations Assimilables du Tresor, 8.50%,
     due 11/25/02                                         France                 656,283
 International Bank of Reconstruction & Development,
     7.125%,due 4/12/05                                   Germany                633,634
=========================================================================================

10 Largest Purchases for the 12 months ended 12/31/96
-----------------------------------------------------------------------------------------
                                                                               AMOUNT
 SECURITY                                                 COUNTRY            OF PURCHASE
=========================================================================================
 Buoni Poliennali Del Tesoro, Due 8/1/9711/1/23           Italy               $3,444,328
 Australian Government, due 7/15/0010/15/07               Australia            2,874,402
 United Kingdom Treasury Bonds,due 7/14/007/16/07         United Kingdom       2,705,747
 Canadian Government, due 9/1/006/1/08                    Canada               1,369,675
 Kingdom of Denmark, due 11/15/0012/15/04                 Denmark                942,963
 Queensland Treasury Corp., due 6/14/059/14/07            Australia              770,982
 Province of Ontario, due 9/27/05                         Canada                 745,868
 New South Wales Treasury Corp., due 5/1/06               Australia              602,789
 German Unity Fund, due 2/20/01                           Germany                526,862
 Swedish Government, due 5/5/032/9/05                     Sweden                 480,581
=========================================================================================

10 Largest Sales for the 12 months ended 12/31/96
-----------------------------------------------------------------------------------------
                                                                               AMOUNT
 SECURITY                                                 COUNTRY              OF SALE
=========================================================================================
 Australian Government, due 7/15/008/15/08                Australia           $2,461,622
 Buoni Poliennali del Tesoro, due 8/1/9711/1/23           Italy                2,118,381
 Canadian Government, due 9/1/006/1/25                    Canada               1,026,373
 Treuhand-Obligationen, due 9/24/9811/25/99               Germany                975,063
 New South Wales Treasury Corp., due 2/1/985/1/06         Australia              972,823
 Bundesschatzanweisungen, due 2/20/971/4/24               Germany                830,321
 Province of Ontario, due 1/10/0112/8/03                  Canada                 770,920
 Queensland Treasury Corp., due 6/14/059/14/07            Australia              696,766
 United Kingdom Treasury Bonds,due 7/14/007/16/07         United Kingdom         694,381
 France Obligations Assimilables du Tresor,
     due 11/12/9710/25/25                                 France                 557,398
=========================================================================================

Portfolio of Investments December 31, 1996

                                                       Principal
                                                         Amount        Value
                                                       ======================
LONG-TERM GOVERNMENT BONDS (76.6%)+
AUSTRALIA (6.1%)
Australian Government
  Series 803
  9.50%, due 8/15/03 .........................  A      $ 310,000   $  275,365
  Series 302
  9.75%, due 3/15/02 .........................           455,000      403,235
  Series 206
  10.00%, due 2/15/06 ........................           840,000      781,414
New South Wales Treasury Corp.
  Series 98
  7.50%, due 2/1/98 ..........................           400,000      322,098
Queensland Treasury Corp.
  Series 7
  8.00%, due 9/14/07 .........................           125,000      101,812
                                                                   ----------
                                                                    1,883,924
                                                                   ----------
AUSTRIA (3.5%)
Republic of Austria
  Series 94-3
  5.75%, due 3/22/99 .........................  AS     2,100,000      201,582
  Series 93-1
  7.00%, due 1/20/03 .........................         3,110,000      310,440
  Series 95-1
  7.50%, due 1/24/05 .........................         5,440,000      557,574
                                                                   ----------
                                                                    1,069,596
                                                                   ----------
BELGIUM (0.5%)
Kingdom of Belgium
  Series 15
  6.75%, due 5/25/97 .........................  BF     5,000,000      159,818
                                                                   ----------

CANADA (8.6%)
Canadian Government
  Series A76
  9.00%, due 6/1/25 ..........................  C $       25,000       22,458
  9.75%, due 6/1/01 ..........................           645,000      549,508
  Series H74
  10.00%, due 6/1/08 .........................           160,000      148,484
  Series A33
  11.50%, due 9/1/00 .........................           550,000      484,845
Province of British Columbia
  Series BCCD
  8.00%, due 8/23/05 .........................           640,000      513,862
  Series EC-8
  10.75%, due 2/19/01 ........................           135,000      117,511
Province of Ontario
  7.25%, due 9/27/05 .........................         1,085,000      827,186
                                                                   ----------
                                                                    2,663,854
                                                                   ----------


                                                       Principal
                                                         Amount        Value
                                                       ======================
DENMARK (6.7%)
Kingdom of Denmark
  7.00%, due 12/15/04 ........................  DK     2,750,000   $  485,908
  7.00%, due 11/10/24 ........................           835,000      134,191
  8.00%, due 11/15/01 ........................         2,220,000      417,739
  9.00%, due 11/15/98 ........................         2,480,000      457,834
  9.00%, due 11/15/00 ........................         2,940,000      567,924
                                                                   ----------
                                                                    2,063,596
                                                                   ----------

FRANCE (8.7%)
France Bons du Tresor
  Negociables
  5.75%, due 11/12/98 ........................  FF     1,220,000      244,035
France Obligations Assimilables
  du Tresor
  7.50%, due 4/25/05 .........................         2,700,000      586,627
  8.25%, due 2/27/04 .........................         2,262,000      509,943
  8.50%, due 3/28/00 .........................         2,790,000      607,776
  8.50%, due 11/25/02 ........................         2,900,000      656,283
  8.50%, due 12/26/12 ........................           420,000       99,466
                                                                   ----------
                                                                    2,704,130
                                                                   ----------

GERMANY (7.8%)
German Unity Fund
  8.50%, due 2/20/01 .........................  DM       690,000      513,366
International Bank of
  Reconstruction & Development
  7.125%, due 4/12/05 (a) ....................           900,000      633,634
Republic of Deutschland
  Series 94
  6.25%, due 1/4/24 (a) ......................           420,000      258,659
Treuhandanstalt
  6.50%, due 4/23/03 .........................           625,000      431,467
  7.375%, due 12/2/02 (a) ....................           800,000      576,779
                                                                   ----------
                                                                    2,413,905
                                                                   ----------

IRELAND (2.8%)
Irish Government
  6.25%, due 4/1/99 (a) ......................  IP        95,000      161,673
  8.25%, due 8/18/15 (a) .....................            58,000      111,025
  8.75%, due 7/27/97 (a) .....................            95,000      163,185
  8.75%, due 9/30/12 (a) .....................            95,000      189,731
  9.25%, due 7/11/03 (a) .....................           125,000      245,097
                                                                   ----------
                                                                      870,711
                                                                   ----------

ITALY (14.0%)
Buoni Poliennali del Tesoro
  8.50%, due 8/1/97 ..........................  IL 1,530,000,000    1,011,269
  8.50%, due 4/1/99 ..........................     1,350,000,000      927,382
  8.50%, due 1/1/04 ..........................     1,480,000,000    1,044,924


-----------
+  Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

                                                     Principal
                                                       Amount         Value
                                                    =========================
LONG-TERM GOVERNMENT BONDS (Continued)

ITALY (Continued)
  9.50%, due 2/1/01 ........................    IL  1,080,000,000  $  780,354
  10.00%, due 8/1/03 .......................          760,000,000     572,592
                                                                   ----------
                                                                    4,336,521
                                                                   ----------


NETHERLANDS (0.1%)
Netherlands Government
  6.25%, due 2/15/97 .......................    NG         55,000      31,899
                                                                   ----------

SPAIN (4.5%)
Spanish Government
  8.30%, due 12/15/98 ......................    SP      4,000,000      32,216
  10.50%, due 10/30/03 .....................           66,300,000     619,660
  11.30%, due 1/15/02 ......................           41,490,000     389,150
  12.25%, due 3/25/00 ......................           40,000,000     364,872
                                                                   ----------
                                                                    1,405,898
                                                                   ----------

SWEDEN (5.8%)
Banque Nationale de Paris
  Series EMTN
  11.00%, due 11/4/99 ......................    SK      3,050,000     509,898
Swedish Government
  Series 1035
  6.00%, due 2/9/05 ........................              800,000     113,541
  Series 1034
  9.00%, due 4/20/09 .......................            2,700,000     465,071
  Series 1033
  10.25%, due 5/5/03 .......................            3,000,000     534,699
  Series 1030
  13.00%, due 6/15/01 ......................              900,000     169,943
                                                                   ----------
                                                                    1,793,152
                                                                   ----------


UNITED KINGDOM (7.5%)
United Kingdom Treasury Bonds
  8.50%, due 7/16/07 (a) ...................    (POUND)   495,000     906,919
  9.50%, due 4/18/05 (a) ...................              175,000     335,883
  10.00%, due 2/26/01 (a) ..................              195,000     366,240
  10.00%, due 9/8/03 (a) ...................              370,000     718,265
                                                                   ----------
                                                                    2,327,307
                                                                   ----------
Total Long-Term Government Bonds
  (Cost $21,968,036) .......................                       23,724,311
                                                                   ----------


                                                     Principal
                                                       Amount         Value
                                                     ========================
SHORT-TERM INVESTMENT (4.5%)
COMMERCIAL PAPER (4.5%)

UNITED STATES (4.5%) Ameritech Corp.
  6.25%, due 1/2/97 ........................          $1,380,000  $ 1,379,760
                                                                  -----------
Total Short-Term Investment
  (Cost $1,379,760) ........................                        1,379,760
                                                                  -----------

OPTIONS (0.1%)

UNITED STATES (0.1%)
U.S. Dollar Put/Deutsche Mark Call
  Strike price DM 1.5150
  Expires 5/16/97 ..........................          $2,300,000       42,435
                                                                  -----------
Total Options
  (Cost $30,935) ...........................                           42,435
                                                                  -----------
Total Investments
  (Cost $23,378,731) (b) ...................                81.2%  25,146,506(c)
Cash and Other Assets,
  Less Liabilities .........................                18.8    5,838,628
                                                                  -----------

Net Assets .................................               100.0% $30,985,134
                                                                  ===========


----------
(a) Segregated as collateral for options and forward foreign currency contracts.
(b)  The cost for Federal income tax purposes is $23,382,142.
(c) At December 31, 1996 net unrealized appreciation for securities was $1,764,364, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,835,789 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $71,425.
(d)  The following abbreviations are used in the above portfolio:
          A$-Australian Dollar
          AS-Austrian Schilling
          BF-Belgian Franc
          C$-Canadian Dollar
          DK-Danish Krone
          DM-Deutsche Mark
          FF-French Franc
          IP-Irish Punt
          IL-Italian Lira
          NG-Netherland Guilder
          (POUND)-Pound Sterling
          SP-Spanish Peseta
          SK-Swedish Krona
          $ -U.S. Dollar


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value  (identified cost $23,378,731) ..........        $25,146,506
Cash denominated in foreign currencies (identified cost $4,788,435) ........          4,707,235
Cash .......................................................................             42,630
Receivables:
  Interest .................................................................            816,707
  Fund shares sold .........................................................            158,880
Unrealized net appreciation on forward foreign currency contracts ..........            220,368
Unamortized organization expense ...........................................             26,910
Other assets ...............................................................                 17
                                                                                    -----------
   Total assets ............................................................         31,119,253
                                                                                    -----------
LIABILITIES:
Payables:
  Investment securities purchased ..........................................             30,935
  NYLIFE Distributors ......................................................             21,300
  Fund shares redeemed .....................................................             11,307
  Transfer agent ...........................................................              7,019
  Adviser ..................................................................              6,383
  Custodian ................................................................              4,416
  Trustees .................................................................                219
Accrued expenses ...........................................................             52,540
                                                                                    -----------
   Total liabilities .......................................................            134,119
                                                                                    -----------
Net assets .................................................................        $30,985,134
                                                                                    ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
 unlimited number of shares authorized:
  Class A ..................................................................        $    10,930
  Class B ..................................................................             17,330
Additional paid-in capital .................................................         29,068,285
Accumulated distribution in excess of net  investment income ..............             (36,679)
Accumulated undistributed net realized gain on investments .................             20,261
Net unrealized appreciation on investments .................................          1,767,775
Net unrealized appreciation on translation of assets and liabilities in
  foreign currencies and forward foreign currency contracts ................            137,232
                                                                                    -----------
Net assets .................................................................        $30,985,134
                                                                                    ===========
CLASS A
Net assets applicable to outstanding shares ................................        $11,965,194
                                                                                    ===========
Shares of beneficial interest outstanding ..................................          1,092,984
                                                                                    ===========
Net asset value per share outstanding ......................................        $     10.95
Maximum sales charge (4.50% of offering price) .............................               0.52
                                                                                    -----------
Maximum offering price per share outstanding ...............................        $     11.47
                                                                                    ===========
CLASS B
Net assets applicable to outstanding shares ................................        $19,019,940
                                                                                    ===========
Shares of beneficial interest outstanding ..................................          1,732,970
                                                                                    ===========
Net asset value per share outstanding ......................................        $     10.98
                                                                                    ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations


FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Interest (a) ................................................................................         $1,882,598
                                                                                                        ----------
Expenses:
  Advisory ....................................................................................            123,422
  Distribution--Class B .......................................................................            102,727
  Shareholder communication ...................................................................             76,456
  Administration ..............................................................................             68,567
  Service .....................................................................................             68,567
  Transfer agent ..............................................................................             45,686
  Custodian ...................................................................................             28,152
  Registration ................................................................................             25,726
  Professional ................................................................................             12,908
  Recordkeeping ...............................................................................             12,511
  Amortization of organization expense ........................................................             11,689
  Trustees ....................................................................................                832
  Miscellaneous ...............................................................................              8,792
                                                                                                        ----------
   Total expenses before reimbursement ........................................................            586,035
Fees waived by Administrator and Adviser ......................................................            (82,400)
                                                                                                        ----------
   Net expenses ...............................................................................            503,635
                                                                                                        ----------
Net investment income .........................................................................          1,378,963
                                                                                                        ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions .......................................................................            467,595
  Foreign currency transactions ...............................................................          1,128,390
                                                                                                        ----------
Net realized gain on investments and foreign currency transactions ............................          1,595,985
                                                                                                        ----------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .......................................................................            358,520
  Translation of assets and liabilities in foreign currencies and forward foreign currency
    contracts .................................................................................            160,131
                                                                                                        ----------
Net unrealized gain on investments and foreign currencies .....................................            518,651
                                                                                                        ----------
Net realized and unrealized gain on investments and foreign currency transactions .............          2,114,636
                                                                                                        ----------
Net increase in net assets resulting from operations ..........................................         $3,493,599
                                                                                                        ==========


----------
(a) Interest recorded net of foreign withholding taxes of $37,600.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                         Year ended    Year ended
                                                                                        December 31,  December 31,
                                                                                            1996          1995
                                                                                        -----------   -----------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ............................................................    $ 1,378,963   $ 1,251,026
  Net realized gain on investments .................................................        467,595       375,199
  Net realized gain on foreign currency transactions ...............................      1,128,390       231,524
  Net change in unrealized appreciation on investments .............................        358,520     1,599,712
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies and forward foreign currency contracts ....................        160,131         7,928
                                                                                        -----------   -----------
  Net increase in net assets resulting from operations .............................      3,493,599     3,465,389
                                                                                        -----------   -----------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .........................................................................       (794,237)     (646,470)
   Class B .........................................................................       (984,527)     (598,457)
  From net realized gain on investments and foreign currency transactions:
   Class A .........................................................................       (162,643)     (302,837)
   Class B .........................................................................       (253,849)     (303,886)
  In excess of net realized gain on investments and foreign currency transactions:
   Class A .........................................................................             --      (413,406)
   Class B .........................................................................             --      (382,704)
                                                                                        -----------   -----------
     Total dividends and distributions to shareholders .............................     (2,195,256)   (2,647,760)
                                                                                        -----------   -----------
Capital share transactions: Net proceeds from sale of shares:
   Class A .........................................................................      2,149,516    10,769,762
   Class B .........................................................................      7,816,122     6,263,522
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .........................................................................        251,550       209,585
   Class B .........................................................................      1,098,725     1,152,182
                                                                                        -----------   -----------
                                                                                         11,315,913    18,395,051
  Cost of shares redeemed:
   Class A .........................................................................     (2,500,800)      (30,768)
   Class B .........................................................................     (3,834,311)  (11,631,056)
                                                                                        -----------   -----------
     Increase in net assets derived from capital share transactions ................      4,980,802     6,733,227
                                                                                        -----------   -----------
     Net increase in net assets ....................................................      6,279,145     7,550,856
NET ASSETS:
Beginning of year ..................................................................     24,705,989    17,155,133
                                                                                        -----------   -----------
End of year ........................................................................    $30,985,134   $24,705,989
                                                                                        ===========   ===========
Accumulated distribution in excess of net investment income ........................    $  (36,679)   $        --
                                                                                        ===========   ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                         Class B
                                                                                                                      --------------
                                                                           Class A    Class B     Class A    Class B  September 13,*
                                                                           -------    -------     -------    --------    through
                                                                               Year ended             Year ended        December 31,
                                                                            December 31, 1996      December 31, 1995       1994
                                                                           -------------------    -------------------     -------
Net asset value at beginning of period .................................   $ 10.43     $ 10.45    $  9.90     $  9.90     $ 10.00
                                                                           -------     -------    -------     -------     -------
Net investment income ..................................................      0.72        0.64       1.15        1.06        0.12
Net realized and unrealized gain (loss) on investments .................      0.27        0.27       0.59        0.61       (0.08)
Net realized and unrealized gain (loss) on foreign currency transactions      0.41        0.42       0.07        0.07       (0.02)
                                                                           -------     -------    -------     -------     -------
Total from investment operations .......................................      1.40        1.33       1.81        1.74        0.02
                                                                           -------     -------    -------     -------     -------
Less dividends and distributions:
From net investment income .............................................     (0.73)      (0.65)     (0.61)      (0.56)      (0.12)
From net realized gain on investments and foreign currency transactions      (0.15)      (0.15)     (0.28)      (0.28)       --
In excess of net realized gain on investments and foreign currency
  transactions .........................................................      --          --        (0.39)      (0.35)       --
                                                                           -------     -------    -------     -------     -------
Total dividends and distributions ......................................     (0.88)      (0.80)     (1.28)      (1.19)      (0.12)
                                                                           -------     -------    -------     -------     -------
Net asset value at end of period .......................................   $ 10.95     $ 10.98    $ 10.43     $ 10.45     $  9.90
                                                                           =======     =======    =======     =======     =======
Total investment return (a) ............................................     13.90%      13.13%     18.68%      17.96%       0.20%
Ratios (to average net assets)/Supplemental Data:
  Net investment income ................................................       5.4%        4.8%       5.6%        4.9%        4.8%+
  Net expenses .........................................................       1.5%        2.1%       1.5%        2.2%        2.8%+
  Expenses (before waiver) .............................................       1.8%        2.4%       1.8%        2.5%        3.1%+
Portfolio turnover rate ................................................        59%         59%       103%        103%          4%
Net assets at end of period (in 000's) .................................   $11,965     $19,020    $11,494     $13,212     $17,155


----------
*   Commencement of Operations.
+   Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

MainStay International Bond Fund


Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency exchange contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1996:

                                                                              Value on                   Unrealized
                                                             Contract          Trade         Current    Appreciation/
                                                              Amount            Date          Value    (Depreciation)
Foreign Currency Sale Contracts                               ------            ----          -----    --------------
Australian Dollar, expiring 2/24/973/3/97 ......... A$         1,410,000    $ 1,136,903     $1,119,163    $ 17,740
Canadian Dollar, expiring 6/16/97 ................. C$           980,000        730,253        722,165       8,088
Danish Krone, expiring 2/12/97 .................... DK         8,405,000      1,447,657      1,428,102      19,555
Deutsche Mark, expiring 1/6/976/20/97 ............. DM        24,832,355     16,489,697     16,211,715     277,982
French Franc, expiring 2/4/97 ..................... FF         1,350,000        263,987        260,219       3,768
Irish Punt, expiring 1/7/97 ....................... IP           480,000        768,589        812,362     (43,773)
Italian Lira, expiring 1/23/97 .................... IL     1,200,000,000        773,353        788,400     (15,047)
Pound Sterling, expiring 1/7/972/14/97 ........(pound)           438,000        683,678        749,391     (65,713)
Spanish Peseta, expiring 1/22/97 .................. SP        55,500,000        422,972        426,407      (3,435)
                                                                                                          --------
                                                                                                           199,165
                                                                                                          --------

Notes to Financial Statements continued

                                                                              Value on                   Unrealized
                                                             Contract          Trade         Current    Appreciation/
Foreign Currency Buy Contracts                                Amount            Date          Value    (Depreciation)
------------------------------                                ------            ----          -----    --------------
Australian Dollar, expiring 1/7/97 ................ A$           970,000     $  767,270     $  770,391    $  3,121
Deutsche Mark, expiring 1/7/972/24/97 ............. DM         6,753,628      4,445,435      4,391,332     (54,103)
Pound Sterling, expiring 1/7/97 ...............(pound)           491,520        768,588        841,010      72,422
Swedish Krona, expiring 1/27/97 ................... SK            50,000          7,568          7,331        (237)
                                                                                                          --------
                                                                                                            21,203
                                                                                                          --------
Net Appreciation ..................................                                                       $220,368
                                                                                                          ========


Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $54,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $363,122 and $2,620 have been reclassified from accumulated undistributed net realized gain on foreign currency transactions to accumulated distribution in excess of net investment income and accumulated undistributed net realized gain on investments, respectively, due to the tax treatment of foreign currency gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to

MainStay International Bond Fund


separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at year end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Notes to Financial Statements continued


Foreign cash held at December 31, 1996:

                       Currency                               Cost            Value
-----------------------------------------------------       ----------      ----------
Australian Dollar          A$                 417,915       $  327,480      $  331,950
Austrian Schilling         AS               2,865,732          287,487         264,378
Belgian Franc              BF              12,285,637          392,058         386,777
Canadian Dollar            C$                 484,366          355,490         353,371
Danish Krone               DK               1,153,026          197,889         195,464
Deutsche Mark              DM               2,255,497        1,522,597       1,463,563
French Franc               FF               1,130,655          219,719         217,484
Irish Punt                 IP                  39,753           63,263          67,283
Italian Lira               IL             364,311,769          239,447         239,717
Netherland Guilder         NG                 321,547          189,505         185,887
Pound Sterling        (pound)                 129,007          201,200         220,770
Spanish Peseta             SP              51,505,996          405,205         395,978
Swedish Krona              SK               2,626,133          387,095         384,613
                                                            ----------      ----------
                                                            $4,788,435      $4,707,235
                                                            ==========      ==========


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Fund. The Adviser and Administrator each agreed that a portion of its fees, $54,933 and $27,467, respectively, for the year ended December 31, 1996, would not be imposed, pursuant to the applicable contracts, until such time as the Fund reaches $50 million in net assets. Had the net assets reached $50 million, the Adviser and Administrator would have been paid 0.45% and 0.25%, respectively.

MainStay International Bond Fund


The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $54,586 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $27,332 for the year ended December 31, 1996.

Notes to Financial Statement continued


Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1996 NYLIFE Distributors held shares of Class A of the Fund with a net asset value of $9,233,704, which represents 77.2% of the net assets of Class A shares at year end.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $2,593.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $771 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $12,511.


Note 4--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $15,710 and $13,062, respectively.


Note 5--Capital Share Transactions (in 000's):

                                                                                 Year ended December 31
                                                                              1996                   1995
                                                                        =================     =================
                                                                        Class A   Class B     Class A   Class B
                                                                        =======   =======     =======   =======
Shares sold .......................................................       196       725        1,084        588
Shares issued in reinvestment of dividends and distributions ......        23       101           20        110
                                                                          ---       ---        -----      -----
                                                                          219       826        1,104        698
Shares redeemed ...................................................       228       357            2      1,168
                                                                          ---       ---        -----      -----
Net increase (decrease) ...........................................        (9)      469        1,102       (470)
                                                                          ===       ===        =====      =====

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Bond Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                       This page intentionally left blank

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of Fund] S&P 500*                                 of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 International Equity Fund  graph indicating     international stock markets with         of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth      You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of Fund] for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for    You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth      may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income            into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 INTERNATIONAL BOND FUND    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                        RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                            International Bond Fund
--------------------------------------------------------------------------------


                               1996 Annual Report

                               December 31, 1996


                              [LOGO] MainStay(R)
                                     Funds


                              Officers & Trustees

                        Alice T. Kane     Chairperson and Trustee
                        Walter W. Ubl     President, Chief Executive
                                          Officer, and Trustee
                      Edward J. Hogan     Trustee
                        Harry G. Hohn     Trustee
             Nancy Maginnes Kissinger     Trustee
                     Terry L. Lierman     Trustee
                  Donald E. Nickelson     Trustee
                       Donald K. Ross     Trustee
                  Richard S. Trutanic     Trustee
                   Jefferson C. Boyce     Senior Vice President
                     Anthony W. Polis     Chief Financial Officer
                   Richard W. Zuccaro     Tax Vice President
                  A. Thomas Smith III     Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel


[LOGO] MainStay(R) Funds

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York
Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay International Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.
[GRAPHIC]                                                           MSAN10 (297)

Table of Contents


Chairperson's Letter                                                           2

MainStay International Equity Fund
Highlights                                                                     3

$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index--Class A & Class B Shares                                           4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year Performance                                                       6

Diversification by Country--Top 5                                              7

Portfolio Composition                                                          8

Returns & Lipper Rankings                                                      9

Top 10 Equity Holdings                                                        10

10 Largest Purchases                                                          10

10 Largest Sales                                                              10

Portfolio of Investments                                                      11

Financial Statements                                                          18

Notes to Financial Statements                                                 22

Report of Independent Accountants                                             29

The MainStay Funds                                                            30

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay International Equity Fund Highlights


1996 MARKET HIGHLIGHTS

o International equity markets generally had positive performance, with The Morgan Stanley Capital International EAFE Index+ returning 6.05% for the 12 months ended December 31, 1996

o An accommodative interest rate environment worldwide was good for international corporate growth, and particularly good for interest-rate sensitive stocks

o While Japan showed improving fundamentals, it provided the worst returns of any major world market, losing about 5% for the year

o Spain, Norway, and the Netherlands provided excellent overall performance, with Italy, France, Germany, and Hong Kong also providing positive returns

o A market reversal in June and July, led by declines in U.S. equities, left returns in the second half of the year at more modest levels


1996 FUND HIGHLIGHTS

o One-year total returns of 9.78% and 9.05% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o The Fund outpaced The Morgan Stanley Capital International EAFE Index for the 12 months ended 12/31/96

o The Fund underperformed the average Lipper++ international fund for the 12 months ended 12/31/96

o The portfolio benefited from investments in Spain and Italy, and energy investments in Norway and the Netherlands, but was hurt by holdings in Japan

o Selective currency hedging worked to the advantage of investors in the Fund throughout the year


----------
+ See footnote on page 4 for more information on The Morgan Stanley Capital International EAFE Index.
++ See footnote and table on page 9 for more information about Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index


CLASS A SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                          MainStay
                          International         Morgan Stanley
     Date                 Equity Fund           EAFE Index
--------------------------------------------------------------------------------
09/13/94                   $ 9,450.00             $10,000
12/94                      $ 9,232.65             $ 9,595
12/95                      $ 9,717.81             $10,703
12/96                      $10,668.60             $11,306


[GRAPHIC] MainStay International Equity Fund

[GRAPHIC] Morgan Stanley EAFE Index*


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                          MainStay
                          International         Morgan Stanley
     Date                 Equity Fund           EAFE Index
--------------------------------------------------------------------------------
09/13/94                   $10,000.00             $10,000
12/94                      $ 9,770.00             $ 9,595
12/95                      $10,187.10             $10,703
12/96                      $10,775.70             $11,306


[GRAPHIC] MainStay International Equity Fund

[GRAPHIC] Morgan Stanley EAFE Index*


----------
     The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 3.0%, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Morgan Stanley Capital International Europe, Australia, Far East (Free) Index--The EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,000 equity securities of companies located outside the U.S.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo of Shigemi Takagi

INTERNATIONAL EQUITY FUND MANAGER

Shigemi Takagi

     Throughout 1996, the international equity markets benefited from accommodative interest rate policies in most major markets around the world. The low interest rate environment helped act as a stimulus for corporate growth and had a positive impact on interest-rate sensitive industries such as banking and finance. The strengthening of economic fundamentals also led to gains in energy stocks, which benefited from greater demand for fuel around the world.

In Europe, massive restructuring has begun, offering potential opportunities for companies to increase their profitability and reduce their labor costs. A law recently passed in Germany will allow employers to substantially reduce their benefit costs, which could improve corporate earnings prospects there. In France, corporate profit growth continues to be promising due to the lack of wage cost increases caused by high unemployment rates and generally lower production costs. All of this is good for industry in France and Germany and may bode well for the future of European industry.

Although Asian markets faltered in July when the U.S. technology industry had a severe setback, later in the year the situation stabilized and growth trends are once again emerging. Japan appears as a notable exception. Despite improving economic fundamentals, investors have remained bearish, resulting in an overall market decline of about 5% for the year. While some banks closed during the year, others did relatively well. Retailers were hurt by low returns on savings and reduced consumer confidence. However, autos were good performers within the weak Japanese market.

How did the MainStay International Equity Fund perform in this context?

For the 12 months ended December 31, 1996, the MainStay International Equity Fund had total returns of 9.78% and 9.05% for Class A shares and Class B shares, respectively, excluding all sales charges. These results lagged the average Lipper+ international fund, which returned 11.78% for the same period, but were well ahead of The Morgan Stanley Capital International EAFE Index,* which returned only 6.05%.


[GRAPHIC]


Accommodative
interest rates
--------------
When countries maintain low interest rates that allow businesses to borrow at lower cost, they are said to be "accommodating" business in this regard. Low interest rates tend to allow companies to raise more affordable capital for expansion, and may stimulate corporate and economic growth.

Restructuring
-------------
Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plants and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

Bullish/Bearish
---------------
A bull market occurs when stock prices are rising, a bear market occurs when stock prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.


----------
+ See footnote and table on page 9 for more information about Lipper Analytical Services, Inc.

[GRAPHIC]


YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                                Total
                                Return
Year-End                          %
---------------------------------------------------
12/94                       -2.30 Class B
12/95                        5.25 Class A
12/95                        4.27 Class B
12/96                        9.78 Class A
12/96                        9.05 Class B


----------
See footnote * on page 9 for more information on performance.


What were the Fund's strongest investments during the year?

The Fund uses a country-first approach, seeking out the most promising markets and then investing in a wide range of established companies in the markets we feel may have positive prospects. In 1996, the Fund saw strong returns in Spain and France, up about 50% and 29%, respectively, in local terms. A contributing factor to France's strong returns were its interest rates which had a positive impact on agriculture-related businesses that feed most of Europe. The Fund also gained in the Netherlands (+38%) and Norway (+30%), where the Fund concentrated in oil and energy-related issues.

Were those successes the result of strategic investing?

We believe strategy was ultimately responsible. We have held energy-related positions in the Netherlands and Norway for some time, and recognized that the improving economic fundamentals would increase demand for fuels. Oil prices started the year at about $16 per barrel and ended around $23 per barrel, and the rising prices were good for the Fund. In Spain, we increased the Fund's holdings among utilities and banks, which profited from the accommodative interest rate environment. All of these positions have made positive contributions to the Fund throughout the year.

Were there any major market opportunities that you missed?

The Fund wasn't invested in Sweden, which was up 41% for the year--or Finland, which was up 42%. Given how these markets had performed in 1995, we felt they were fully valued. We were surprised at their growth this year and certainly missed some opportunities in these markets.

What about the Far East?

The big story in the Far East was Japan. All the fundamentals were in place for a market improvement. Interest rates were low and the environment was friendly for business. But investors remained bearish. Since Japan was the weakest major market, down about 5% in 1996, our position there definitely hurt Fund performance. There were, however, some redeeming factors. While


[GRAPHIC]


Weighting
---------
The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is larger than the country's total equities relative to the international equity markets as a whole.

DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 12/31/96

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Country                    Percentage
-------------------------------------------------
Japan                        29.1%
France                       10.5%
Germany                       8.8%
United Kingdom                8.1%
Italy                         6.6%
All Other                    36.9%


----------
Note: Actual percentages will vary over time.


some Japanese banks closed during the year, we were invested in stronger banks that survived the crisis. We also held auto stocks which did well on a relative basis. In the fourth quarter, when we realized the market was not going to respond to positive fundamentals, we reduced our weighting in Japan, which was already lower than the overall weighting in the EAFE Index. This helped the portfolio reduce risk and avoid some losses. We're continuing to reduce our holdings in Japan, waiting for investor sentiment to turn more positive.

Were there other stories in the Far East?

Yes. In Hong Kong we increased the Fund's holdings in the second half of the year when we saw opportunities to profit from this gateway for Chinese exports. The result was positive for the Fund. Singapore, which is a major exporter of electronic components and computer products, faced a downturn in midyear when U.S. technology stocks faltered. While that had a negative impact on the Fund's performance, we continued to hold the Fund's Singapore equities, which represent a relatively small portion of the Fund's holdings. In the fourth quarter, orders began to flow back to Singapore, so the situation appears to be improving. We're pleased that our decision to hold these securities is bearing positive results and look forward to improved prospects in 1997.

How has the portfolio responded to restructuring in Europe?

Restructuring is a positive factor for virtually any economy. We see it as a force that could improve balance sheets, enhance productivity, and lower labor costs through outsourcing to Eastern Europe and Asia. By adding to the Fund's German and Dutch holdings in the fourth quarter, we sought to capitalize on the restructuring trend and this has had a positive impact on the Fund's performance.

What happened in the U.K.?

The stock market was up about 15%, which is good, but was modest in light of markets like Spain, Finland, and Sweden that advanced more than 40% in 1996. Since the Fund was underweighted in the U.K., its performance had a generally positive, but not a substantial, impact on the Fund.


[GRAPHIC]

[GRAPHIC]


How did you manage currency risk throughout the year?

Generally speaking, we used selective hedging to manage currency risk. Throughout the year, this had a positive impact on performance.

Looking forward what do you see?

From a currency perspective, we continue to see the dollar strengthening against other currencies over time. However, the dollar's protracted upward move might have temporary setbacks. So we're carefully watching the situation.

Which markets do you like for 1997?

We anticipate that we'll be moving more into the core markets, such as Germany, France, and the Netherlands, where we believe restructuring is likely to have the greatest impact in the shortest amount of time. We believe exporting markets are likely to continue to do well, but we are likely to place more emphasis in Europe than in Asia, at least for the foreseeable future. As far as Japan is concerned, until we see signs of a turnaround, we will continue to reduce the Fund's positions. Overall, we'll continue to focus on developed markets and established companies, seeking long-term growth of capital with an acceptable level of risk.


Shigemi Takagi
Portfolio Manager

Currency management/hedging
---------------------------
The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will be beneficial to investors.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign t ax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

PORTFOLIO COMPOSITION AS OF 12/31/96

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                                   Percentage
------------------------------------------------------
Common Stocks                       93.2%
Preferred Stocks                     0.1%
Cash & Equivalents                   6.7%


----------
Note: Actual percentages will vary over time.

Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                      1 year          5 years             Life of Fund
                                                         through 12/31/96
Class A               9.78%            n/a                     5.40%
Class B               9.05%            n/a                     4.67%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                      1 year          5 years             Life of Fund
                                                         through 12/31/96
Class A               3.75%            n/a                     2.85%
Class B               4.05%            n/a                     3.43%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
                      1 year          5 years              Life of Fund
                                                          through 12/31/96
Class A               194 out of       n/a                      n/a
                      331 funds
Class B               209 out of       n/a                     155 out of
                      331 funds                                222 funds
Average Lipper
international fund    11.78%          10.09%                   6.51%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
                    NAV 12/31/96       Income                 Capital Gains
Class A               $10.48          $0.5206                  $0.0280
Class B               $10.38          $0.4600                  $0.0280
================================================================================


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 9/13/94.


[GRAPHIC]

[GRAPHIC]


Top 10 Equity Holdings as of 12/31/96

--------------------------------------------------------------------------------
 HOLDING                                   COUNTRY                  AMOUNT
================================================================================
Toyota Motor Corp.                         Japan                 $1,463,085
Ente Nazionale Idrocarburi S.p.A           Italy                  1,301,123
Singapore Telecommunications, Ltd.         Singapore              1,108,793
Siemens AG                                 Germany                1,096,126
Norsk Hydro ASA                            Norway                   961,730
Allianz AG Holding                         Germany                  908,436
Mitsubishi Heavy Industries, Ltd.          Japan                    895,615
Deutsche Telekom AG                        Germany                  818,035
Hitachi Corp., Ltd.                        Japan                    772,249
Bayer AG                                   Germany                  753,872
================================================================================

10 Largest Purchases for the 12 months ended 12/31/96
--------------------------------------------------------------------------------
 SECURITY                                  COUNTRY            AMOUNT OF PURCHASE
================================================================================
Singapore Telecommunications, Ltd.         Singapore             $1,138,620
Ente Nazionale Idrocarburi S.p.A           Italy                  1,122,504
Bank of Tokyo--Mitsubishi, Ltd.            Japan                  1,079,552
Siemens AG                                 Germany                  984,538
Kao Corp.                                  Japan                    860,833
Deutsche Telekom AG                        Germany                  802,200
Allianz AG Holding                         Germany                  712,999
Teijin, Ltd.                               Japan                    687,838
Bayer AG                                   Germany                  614,415
Hitachi Corp., Ltd.                        Japan                    564,628
================================================================================

10 Largest Sales for the 12 months ended 12/31/96
--------------------------------------------------------------------------------
 SECURITY                                  COUNTRY              AMOUNT OF SALE
================================================================================
BANK OF TOKYO--MITSUBISHI, LTD             Japan                 $1,085,122
Dai--Ichi Kangyo Bank, Ltd.                Japan                    699,083
Kao Corp.                                  Japan                    519,306
Sun Hung Kai Properties, Ltd.              Hong Kong                326,439
Seven--Eleven of Japan Co., Ltd.           Japan                    321,916
Hong Kong Telecommunications, Ltd.         Hong Kong                309,997
Teijin, Ltd.                               Japan                    306,645
Telecom Corp. of New Zealand Ltd.          New Zealand              288,410
Reed International PLC                     United Kingdom           276,765
Tele Danmark AS Class B                    Denmark                  271,465
================================================================================


----------
Note: This breakdown is provided for infor-mational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1996

                                                             Shares      Value
                                                            ===================
COMMON STOCKS (93.2%)+

AUSTRALIA (4.8%)
Amcor, Ltd. (forest products
  & paper) ...........................................       36,800   $  236,459
Boral, Ltd. (building materials &
  components) ........................................       35,600      101,226
Brambles Industries, Ltd. ............................
  (business & public services) .......................       10,700      208,639
Broken Hill Proprietary Co., Ltd. ....................
  (energy sources) ...................................       50,510      718,911
Coles Myer, Ltd. (merchandising) .....................       35,468      145,924
CRA, Ltd. (metals-nonferrous) ........................        9,568      150,089
CSR, Ltd. (multi-industry) ...........................       46,600      162,854
Foster's Brewing Group, Ltd. .........................
  (beverages & tobacco) ..............................       74,080      150,038
Mount Isa Mines Holdings, Ltd. .......................
  (metals-nonferrous) ................................       52,300       73,110
National Australia Bank, Ltd. ........................
  (banking) ..........................................       40,273      473,408
News Corp., Ltd. (broadcasting &
  publishing) ........................................       44,712      235,805
Pacific Dunlop, Ltd. .................................
  (multi-industry) ...................................       25,800       65,574
Santos, Ltd. (energy sources) ........................       37,500      151,901
Westpac Banking Corp., Ltd. ..........................
  (banking) ..........................................       48,900      278,088
WMC, Ltd. (metals-nonferrous) ........................       40,800      256,976
                                                                      ----------
                                                                       3,409,002
                                                                      ----------

AUSTRIA (3.3%)
Austrian Airlines Oesterreichische
  Luftverkehrs AG (transportation-
  airlines) (a) ......................................          450       68,499
Bank Austria AG (banking) ............................        5,750      424,373
Creditanstalt-Bankverein
  Stamm AG (banking) .................................        3,050      206,250
EA-Generali AG (insurance) ...........................          950      280,455
Flughafen Wien AG (transportation-
  airlines) ..........................................        2,200      112,034
Oesterreichische Brau-
  Beteiligungs AG (beverages &
  tobacco) ...........................................        1,950      132,225
OMV AG (energy sources) ..............................        2,850      321,034
Verbundgesellschaft-
  Oesterreichische
  Elektrizitatswirtschafts AG Class A
  (utilities-electrical & gas) .......................        3,550      265,443
Voest-Alpine Technologie AG
  (machinery & engineering) ..........................        1,500      235,181


                                                             Shares      Value
                                                            ===================
AUSTRIA (Continued)
Wienerberger Baustoffindustrie AG
  (building materials &
  components) ........................................        1,320   $  255,731
                                                                      ----------
                                                                       2,301,225
                                                                      ----------
FRANCE (10.5%)
Alcatel Alsthom, SA (electrical &
  electronics) .......................................        3,527      282,771
AXA, SA (insurance) ..................................        5,228      331,857
Carrefour, SA (merchandising) ........................          945      613,671
Compagnie de Saint Gobain, SA
  (miscellaneous-materials &
  commodities) .......................................        2,363      333,627
Compagnie de Suez, SA (banking) ......................        5,562      236,014
Compagnie Financiere de Paribas,
  SA Class A (banking) ...............................        2,916      196,821
Compagnie Generale des Eaux, SA
  (business & public services) .......................        3,597      444,890
Elf Aquitaine, SA (energy sources) ...................        5,893      535,372
Eridania Beghin-Say, SA (food &
  household products) ................................        1,030      165,434
Groupe Danone, SA (food &
  household products) ................................        2,463      342,534
Havas, SA (business & public
  services) ..........................................        2,799      195,977
Lafarge, SA (building materials &
  components) ........................................        2,250      134,730
L'Air Liquide, SA (chemicals) ........................        3,731      581,315
L'Oreal, SA (health &
  personal care) .....................................        1,947      731,799
LVMH (Moet Hennessy Louis
  Vuitton), SA (beverages &
  tobacco) ...........................................        1,890      526,783
Lyonnaise des Eaux, SA
  (multi-industry) ...................................        1,430      132,829
Michelin (CGDE), SA Class B
  (tire & rubber) ....................................        2,769      149,189
Pernod-Ricard, SA
  (beverages & tobacco) ..............................          980       54,101
Pinault-Printemps-Redoute, SA
  (building materials &
  components) ........................................          570      225,643
PSA Peugeot, SA (automobiles) ........................          520       58,414
Rhone-Poulenc, SA Class A
  (chemicals) ........................................        3,813      129,747
Schneider, SA (machinery &
  engineering) .......................................        2,987      137,837
Societe Generale, SA (banking) .......................        2,970      320,494
Thomson CSF, SA (aerospace &
  military technology) ...............................        4,791      155,100
Total, SA Class B (energy sources) ...................        4,474      363,170
                                                                      ----------
                                                                       7,380,119
                                                                      ----------


----------
+    Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                                             Shares      Value
                                                            ===================
COMMON STOCKS (Continued)

GERMANY (8.8%)
Allianz AG Holding (insurance) .......................          500   $  908,436
BASF AG (chemicals) ..................................       17,550      675,074
Bayer AG (chemicals) .................................       18,500      753,872
Daimler-Benz AG (automobiles)(a) .....................        2,000      137,563
Deutsche Bank AG (banking) ...........................        4,950      230,941
Deutsche Telekom AG
  (telecommunications)(a) ............................       38,850      818,035
Dresdner Bank AG (banking) ...........................       20,450      611,731
Karstadt AG (merchandising) ..........................           50       16,871
Linde AG (machinery &
  engineering) .......................................          300      182,985
Mannesmann AG (machinery &
  engineering) .......................................          150       64,921
Muenchener Rueckversicherungs-
  Gesellschaft AG (insurance) ........................           54      134,727
Preussag AG (multi-industry) .........................           50       11,307
RWE AG (utilities-electrical &
  gas) ...............................................        1,500       63,461
Siemens AG (electrical &
  electronics) .......................................       23,300    1,096,126
Thyssen AG (metals-steel) ............................          150       26,572
VEBA AG (utilities-electrical & gas) .................        4,500      259,878
Viag AG (multi-industry) .............................          300      117,578
Volkswagen AG (automobiles) ..........................          100       41,528
                                                                      ----------
                                                                       6,151,606
                                                                      ----------


HONG KONG (4.0%)
Cheung Kong (Holdings), Ltd.
  (real estate) ......................................       55,000      488,851
China Light & Power Co., Ltd.
  (utilities-electrical & gas) .......................       51,000      226,814
Hang Seng Bank, Ltd. (banking) .......................       32,800      398,605
Hong Kong Telecommunications,
  Ltd. (telecommunications) ..........................      222,000      357,325
Hutchison Whampoa, Ltd.
  (multi-industry) ...................................       63,000      494,799
Sun Hung Kai Properties, Ltd.
  (real estate) ......................................       42,000      514,482
Swire Pacific, Ltd. Class A
  (multi-industry) ...................................       32,500      309,875
                                                                      ----------
                                                                       2,790,751
                                                                      ----------


ITALY (6.6%) Assicurazioni Generali S.p.A
  (insurance) ........................................       31,515      596,185
Banca Commerciale Italiana S.p.A
  (banking) ..........................................       75,000      136,206

                                                             Shares      Value
                                                            ===================
ITALY (Continued)
Benetton Group S.p.A. (textiles &
  apparel) ...........................................        9,500   $  119,957
Credito Italiano S.p.A. (banking) ....................       38,000       41,657
Edison S.p.A. (energy sources) .......................       11,000       69,485
Ente Nazionale Idrocarburi S.p.A
  (energy sources) ...................................      254,000    1,301,123
Fiat S.p.A. (automobiles) ............................      101,000      305,042
Fiat S.p.A. di Risp (automobiles) ....................       18,000       31,505
Istituto Bancario San Paolo
  di Torino S.p.A. (banking) .........................       32,500      198,880
Istituto Nazionale delle
  Assicurazioni S.p.A. (insurance) ...................       89,000      115,718
Italgas S.p.A. (utilities-
  electrical & gas) ..................................       14,000       58,358
Mediobanca S.p.A. (financial
  services) ..........................................       23,500      126,565
Montedison S.p.A
  (multi-industry) (a) ...............................       68,080       46,320
Olivetti Group S.p.A. (data
  processing & reproduction) (a) .....................       70,000       24,642
Parmalat Finanziaria S.p.A
  (food & household products) ........................       94,000      143,497
Pirelli S.p.A. (industrial
  components) ........................................       68,000      125,954
Riunione Adriatica di Sicurta S.p.A
  (insurance) ........................................       14,325      133,376
Sirti S.p.A. (telecommunications) ....................        9,500       57,509
Telecom Italia S.p.A
  (telecommunications) ...............................      185,000      479,616
Telecom Italia S.p.A. di Risp
  (telecommunications) ...............................       27,000       52,587
Telecom Italia Mobile S.p.A
  (telecommunications) ...............................      178,000      449,171
Telecom Italia Mobile S.p.A
  di Risp (telecommunications) .......................       20,000       28,491
                                                                      ----------
                                                                       4,641,844
                                                                      ----------
JAPAN (29.1%)
Ajinomoto Co., Inc. (food &
  household products) (b) ............................       10,000      101,657
Asahi Bank, Ltd. (banking) (b) .......................       30,000      266,203
Asahi Chemical Industry Co., Ltd.
  (chemicals) (b) ....................................       51,000      288,223
Asahi Glass Co., Ltd.
  (miscellaneous-materials &
  components) (b) ....................................       27,000      253,539
Bank of Tokyo-Mitsubishi, Ltd.
  (banking) (b) ......................................        1,000       18,522
Bridgestone Corp. (industrial
  components) (b) ....................................        7,000      132,671


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


                                                             Shares      Value
                                                            ===================
COMMON STOCKS (Continued)

JAPAN (Continued)
Canon, Inc. (recreation & other
  consumer goods) (b) ................................       23,000   $  507,251
Chiba Bank, Ltd. (banking) (b) .......................        4,000       27,223
Dai Nippon Printing Co., Ltd.
  (business & public services) (b) ...................       14,000      244,838
Daiei, Inc. (merchandising) (b) ......................       14,000      106,740
Daiwa House Industry Co., Ltd.
  (construction & housing) (b) .......................       10,000      128,364
Denso Corp. (industrial
  components) ........................................        3,000       72,108
Fanuc, Ltd. (electronic
  components & instruments) (b) ......................        4,000      127,847
Fuji Bank, Ltd. (banking) (b) ........................       36,000      524,137
Fuji Photo Film, Ltd. (recreation &
  other consumer goods) ..............................        4,000      131,637
Fujitsu, Ltd. (data processing &
  reproduction) ......................................       27,000      251,213
Furukawa Electric Co.
  (industrial components) ............................       33,000      156,078
Hankyu Corp.
  (transportation-road & rail) .......................       16,000       79,258
Hitachi Corp., Ltd.
  (electrical & electronics) .........................       83,000      772,249
Honda Motor Co., Ltd.
  (automobiles) ......................................        9,000      256,641
Industrial Bank of Japan, Ltd.
  (banking) ..........................................       31,000      536,801
Ito-Yokado Co., Ltd.
  (merchandising) ....................................        5,000      217,098
Itochu Corp. (wholesale &
  international trade) ...............................       62,000      332,229
Japan Airlines Co. (transportation-
  airlines) (a) ......................................       24,000      127,157
Japan Energy Corp.
  (energy sources) ...................................       52,000      141,114
Joyo Bank (banking) ..................................        8,000       48,106
Kajima Corp. (construction &
  housing) ...........................................        9,000       64,199
Kansai Electric Power Co., Inc.
  (utilities-electrical & gas) .......................        7,000      144,732
Kao Corp. (food & household
  products) ..........................................       32,000      372,168
Kawasaki Steel Corp.
  (metals-steel) .....................................        6,000       17,213
Kinki Nippon Railway Co., Ltd.
  (transportation-road & rail) .......................       23,000      143,259
Kirin Brewery Co., Ltd.
  (beverages & tobacco) ..............................       30,000      294,633

                                                             Shares      Value
                                                            ===================
JAPAN (Continued)
Komatsu, Ltd. (machinery &
  engineering) .......................................       27,000   $  220,975
Kubota Corp. (machinery &
  engineering) .......................................       60,000      288,947
Marubeni Corp. (wholesale &
  international trade) ...............................       58,000      248,836
Marui Co., Ltd. (merchandising) ......................       10,000      180,053
Matsushita Electric Industrial Co.,
  Ltd. (appliances & household
  durables) ..........................................       15,000      244,235
Mitsubishi Chemical Corp.
  (chemicals) ........................................       34,000      109,841
Mitsubishi Corp. (multi-industry) ....................       24,000      248,112
Mitsubishi Electric Corp.
  (electrical & electronics) .........................       56,000      332,884
Mitsubishi Estate Co., Ltd.
  (construction & housing) ...........................        9,000       92,267
Mitsubishi Heavy Industries, Ltd.
  (machinery & engineering) ..........................      113,000      895,615
Mitsubishi Trust & Banking Co.
  (financial services) ...............................       18,000      240,359
Mitsui Engineering &
  Shipbuilding Co., Ltd.
  (machinery & engineering) (a) ......................       44,000       89,458
Mitsui Fudosan Co. (construction &
  housing) ...........................................       17,000      169,888
Mitsui Marine & Fire Insurance Co.,
  Ltd. (insurance) ...................................       11,000       59,039
Mitsui Trust & Banking Co.
  (financial services) ...............................        7,000       54,576
Mitsukoshi, Ltd. (merchandising) .....................        4,000       28,326
NEC Corp. (electrical & electronics) .................       23,000      277,403
Nippon Express Co., Ltd.
  (transportation-road & rail) .......................       40,000      273,612
Nippon Paper Industries Co.
  (forest products & paper) ..........................       13,000       60,477
Nippon Steel Corp. (metals-steel) ....................      145,000      427,218
Nippon Yusen Kabushiki Kaisha
  (transportation-shipping) ..........................        5,000       22,571
Nissan Motor Co., Ltd.
  (automobiles) ......................................       54,000      312,621
NKK Corp. (metals-steel) (a) .........................       96,000      215,857
Nomura Securities Co., Ltd.
  (financial services) ...............................       34,000      509,663
Obayashi Corp. (construction &
  housing) ...........................................       16,000      107,791
Oji Paper Co., Ltd. (forest
  products & paper) ..................................       11,000       69,463
Osaka Gas Co. (utilities-
  electrical & gas) ..................................        6,000       16,386


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                                             Shares      Value
                                                            ===================
COMMON STOCKS (Continued)

JAPAN (Continued)
Sakura Bank, Ltd. (banking) ..........................       41,000   $  292,462
Sankyo Co., Ltd. (health &
  personal care) .....................................        4,000      113,029
Sanyo Electric Co., Ltd. (appliances &
  household durables) ................................       19,000       78,569
Sekisui Chemical Co. (building
  materials & components) ............................        2,000       20,159
Sekisui House, Ltd. (construction &
  housing) ...........................................        2,000       20,331
Sharp Corp. (appliances & household
  durables) ..........................................       14,000      199,006
Shimizu Corp. (construction &
  housing) ...........................................        9,000       67,068
Shiseido Co., Ltd. (health &
  personal care) .....................................        2,000       23,088
Shizuoka Bank, Ltd. (banking) ........................        1,000       10,596
Sony Corp. (appliances & household
  durables) ..........................................        6,000      392,327
Sumitomo Bank, Ltd. (banking) ........................       41,000      589,869
Sumitomo Chemical Co.
  (chemicals) ........................................        6,000       23,726
Sumitomo Corp. (wholesale &
  international trade) ...............................        8,000       62,924
Sumitomo Electric Industries
  (industrial components) ............................       17,000      237,257
Sumitomo Marine & Fire
  Insurance Co. (insurance) ..........................       19,000      117,853
Sumitomo Metal Industries, Ltd.
  (metals-steel) .....................................       29,000       71,203
Sumitomo Metal Mining Co.
  (metals-nonferrous) ................................       14,000       94,196
Taisei Corp. (construction &
  housing) ...........................................       47,000      242,943
Taisho Pharmaceutical Co.
  (health & personal care) ...........................        1,000       23,519
Takeda Chemical Industries, Ltd.
  (health & personal care) ...........................       19,000      397,755
Teijin, Ltd. (chemicals) .............................      126,000      549,258
Tobu Railway Co., Ltd.
(transportation-road & rail) .........................       44,000      214,927
Tohoku Electric Power (utilities-
  electrical & gas) ..................................        2,000       39,629
Tokai Bank (banking) .................................       24,000      250,180
Tokio Marine & Fire Insurance Co.
  (insurance) ........................................       23,000      215,978
Tokyo Dome Corp. (leisure &
  tourism) ...........................................        7,000      121,816
Tokyo Electric Power Co., Inc.
  (utilities-electrical & gas) .......................       28,000      612,699

                                                             Shares      Value
                                                            ===================
JAPAN (Continued)
Tokyo Gas Co., Ltd. (utilities-
  electrical & gas) ..................................       37,000   $  100,089
Tokyu Corp. (transportation-
  road & rail) .......................................       10,000       56,687
Toppan Printing Co., Ltd.
  (business & public services) .......................       39,000      487,178
Tostem Corp. (building materials &
  components) ........................................        3,000       82,704
Toto, Ltd. (building materials &
  components) ........................................        1,000       11,372
Toyoda Automatic Loom Works, Ltd.
  (machinery & engineering) ..........................        1,000       18,695
Toyota Motor Corp. (automobiles) .....................       51,000    1,463,085
Yamaichi Securities Co., Ltd.
  (financial services) ...............................       36,000      159,722
Yamanouchi Pharmaceutical Co., Ltd.
  (health & personal care) ...........................        5,000      102,519
Yamazaki Baking Co., Ltd.
  (food & household products) ........................        1,000       15,938
Yasuda Trust & Banking
  (financial services) ...............................       42,000      177,659
                                                                      ----------
                                                                      20,439,596
                                                                      ----------
MALAYSIA (3.0%)
AMMB Holdings Berhad
  (financial services) ...............................       10,000       83,944
DCB Holdings Berhad
  (financial services) ...............................       14,000       47,951
Edaran Otomobil Nasional Berhad
  (automobiles) ......................................        4,000       39,992
Golden Hope Plantations Berhad
  (miscellaneous-materials &
  commodities) .......................................       74,000      125,995
Hume Industries Berhad (building
  materials & components) ............................       12,000       75,549
Malayan Banking Berhad
  (banking) ..........................................       23,000      254,998
Malaysia International Shipping
  Berhad Foreign Registered
  (transportation-shipping) ..........................       24,000       71,273
Malaysian Resources Corp. Berhad
  (real estate) ......................................       19,000       74,856
Resorts World Berhad (leisure &
  tourism) ...........................................       41,000      186,695
Rothmans of Pall Mall Berhad
  (beverages & tobacco) ..............................       10,000      104,929
Sime Darby Berhad
  (multi-industry) ...................................       69,000      271,846


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued


                                                             Shares      Value
                                                            ===================
COMMON STOCKS (Continued)

MALAYSIA (Continued)
Technology Resources Industries
  Berhad (multi-industry) (a) ........................       19,000   $   37,466
Telekom Malaysia Berhad
  (telecommunications) ...............................       28,000      249,455
Tenaga Nasional Berhad (utilities-
  electrical & gas) ..................................       43,000      206,018
United Engineers, Ltd. (machinery &
  engineering) .......................................       25,000      225,697
YTL Corp. Berhad (multi-industry) ....................        7,000       37,695
                                                                      ----------
                                                                       2,094,359
                                                                      ----------

NETHERLANDS (2.0%)
Elsevier NV (broadcasting &
  publishing) ........................................        6,200      104,663
ING Groep NV (insurance) .............................        5,307      190,836
Koninklijke PTT Nederland NV
  (forest products & paper) ..........................        3,465      132,011
Philips Electronics NV (appliances &
  household durables) ................................        2,500      101,171
Royal Dutch Petroleum Co.
  (energy sources) ...................................        3,400      595,386
Unilever CVA NV (food & household
  products) ..........................................        1,200      212,009
Wolters Kluwer CVA NV
  (broadcasting & publishing) ........................          503       66,738
                                                                      ----------
                                                                       1,402,814
                                                                      ----------

NORWAY (2.5%)
Bergesen d.y. ASA Class A
  (transportation-shipping) ..........................        7,500      183,231
Bergesen d.y. ASA Class B
  (transportation-shipping) ..........................        1,400       33,326
Dyno Industrier ASA (chemicals) ......................        1,200       30,445
Hafslund ASA Class A
  (energy sources) ...................................        2,700       19,874
Hafslund ASA Class B
  (energy sources) ...................................        1,700       11,634
Kvaerner ASA Class B (machinery &
  engineering) .......................................        1,100       47,718
Norsk Hydro ASA (energy sources) .....................       17,800      961,730
Norske Skogindustrier ASA Class A
  (forest products & paper) ..........................        3,400      113,416
Nycomed ASA Class A (health &
  personal care) (a) .................................        2,700       41,227
Nycomed ASA Class B (health &
  personal care) (a) .................................        1,700       26,091
Orkla ASA Class A (multi-industry) ...................        3,800      264,824
                                                                      ----------
                                                                       1,733,516
                                                                      ----------


                                                             Shares      Value
                                                            ===================
SINGAPORE (5.1%)
City Developments, Ltd.
  (real estate) ......................................       30,000   $  270,228
DBS Land, Ltd. (real estate) .........................       44,000      161,994
Development Bank of Singapore,
  Ltd. Foreign Registered (banking) ..................       24,000      324,273
Fraser & Neave, Ltd. (beverages &
  tobacco) ...........................................       17,200      177,064
Keppel Corp., Ltd. (machinery &
  engineering) .......................................       23,000      179,223
Oversea-Chinese Banking Corp., Ltd.
  Foreign Registered (banking) .......................       33,000      410,489
Singapore Airlines, Ltd. Foreign
  Registered (transportation-
  airlines) ..........................................       42,000      381,322
Singapore Press Holdings, Ltd.
  Foreign Registered (broadcasting
  & publishing) ......................................       12,000      236,771
Singapore Telecommunications, Ltd.
  (telecommunications) ...............................      470,000    1,108,793
United Overseas Bank, Ltd. Foreign
  Registered (banking) ...............................       30,000      334,568
                                                                      ----------
                                                                       3,584,725
                                                                      ----------

SPAIN (5.4%)
Acerinox, SA (metals-steel) ..........................          286       41,249
Autopistas Concesionares
  Espanola, SA (business &
  public services) ...................................        8,340      114,771
Banco de Bilbao Vizcaya, SA
  Registered (banking) ...............................        7,060      380,484
Banco de Central Hispanoamericano,
  SA (banking) .......................................        1,810       46,408
Banco de Santander, SA (banking) .....................        4,940      315,603
Corporacion Bancaria de Espana,
  SA (banking) .......................................        3,870      172,862
Corporacion Mapfre, SA
  (insurance) ........................................          590       35,879
Empresa Nacional de Electricidad,
  SA (utilities-electrical & gas) ....................        8,750      621,575
Fomento de Construcciones y
  Contratas, SA (construction &
  housing) ...........................................        1,140      106,048
Gas Natural SDG, SA (utilities-
  electrical & gas) ..................................          890      206,638
Iberdrola, SA (utilities-
  electrical & gas) ..................................       36,930      522,409
Repsol, SA (energy sources) ..........................       13,060      500,018
Telefonica de Espana, SA
  (telecommunications) ...............................       31,250      724,354
                                                                      ----------
                                                                       3,788,298
                                                                      ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


                                                             Shares      Value
                                                            ===================
COMMON STOCKS (Continued)

UNITED KINGDOM (8.1%)
Abbey National PLC (banking) .........................       12,970   $  169,796
Barclays PLC (banking) ...............................       18,467      316,184
Bass PLC (beverages & tobacco) .......................        2,350       33,017
B.A.T. Industries PLC
  (beverages & tobacco) ..............................       20,823      172,649
BOC Group PLC (chemicals) ............................        1,850       27,654
Boots Co. PLC (merchandising) ........................        2,603       26,838
British Airways PLC (transportation-
  airlines) ..........................................        2,032       21,055
British Gas PLC (energy sources) .....................       35,310      135,656
British Petroleum Co. PLC (energy
  sources) ...........................................       44,047      528,020
British Telecommunications PLC
  (telecommunications) ...............................       37,780      255,056
BTR PLC (multi-industry) .............................       44,550      216,517
Cable & Wireless PLC
  (telecommunications) ...............................       14,447      120,031
Commercial Union PLC (insurance) .....................        2,046       23,932
EMI Group PLC (recreation & other
  consumer goods) ....................................        1,640       38,730
General Electric Co. PLC (electrical &
  electronics) .......................................       27,656      180,792
GKN PLC (machinery & engineering) ....................        1,109       18,997
Glaxo Wellcome PLC (health &
  personal care) .....................................       25,948      420,958
Granada Group PLC (leisure &
  tourism) ...........................................        6,370       93,912
Grand Metropolitan PLC
  (multi-industry) ...................................       22,212      174,472
Great Universal Stores PLC (The)
  (merchandising) ....................................       12,940      135,523
Guinness PLC (beverages &
  tobacco) ...........................................       20,050      156,975
Hanson PLC (multi-industry) ..........................       62,835       87,637
HSBC Holdings PLC (financial
  services) ..........................................        4,993      111,591
Imperial Chemical Industries PLC
  (chemicals) ........................................        1,150       15,124
Imperial Tobacco Group PLC
  (beverages & tobacco) ..............................        6,283       40,535
Kingfisher PLC (merchandising) .......................        1,597       17,259
Lloyds TSB Group PLC (banking) .......................       41,236      303,792
Marks & Spencer PLC
  (merchandising) ....................................       39,026      327,915
MEPC PLC (real estate) ...............................          980        7,262
National Power PLC (utilities-
  electrical & gas) ..................................       11,860       99,248

                                                             Shares      Value
                                                            ===================
UNITED KINGDOM (Continued)
Peninsular & Oriental Steam
  Navigation Co. Deferred Stock
  (The) (transportation-shipping) ....................        8,611   $   86,942
Prudential Corp. PLC (insurance) .....................       18,880      158,800
Rank Group PLC (leisure &
  tourism) ...........................................        9,710       72,366
Redland PLC (building materials &
  components) ........................................        1,915       12,011
Reed International PLC
  (broadcasting & publishing) ........................       15,650      295,002
Reuters Holdings PLC
  (broadcasting & publishing) ........................       10,840      139,407
RMC Group PLC (building
  materials & components) ............................          990       16,900
RTZ Corp. PLC Registered
  (metals-nonferrous) ................................        9,140      146,481
Sainsbury (J.) PLC (merchandising) ...................       12,315       81,770
Scottish Power PLC (utilities-
  electrical & gas) ..................................       23,010      138,607
Thorn PLC (appliances & household
  durables) (a) ......................................        1,640        7,058
Unilever PLC (food & household
  products) ..........................................        8,730      211,620
Vodafone Group PLC
  (multi-industry) ...................................        5,287       22,302
                                                                      ----------
                                                                       5,666,393
                                                                      ----------
Total Common Stocks
  (Cost $63,850,627) .................................                65,384,248
                                                                      ----------

PREFERRED STOCK (0.1%)

AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug AG
  (banking) ..........................................        1,550       71,498
                                                                      ----------
Total Preferred Stock
      (Cost $90,929) .................................                    71,498
                                                                      ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued


                                                  Principal
                                                   Amount           Value
                                                  ==============================
SHORT-TERM INVESTMENT (2.8%)

COMMERCIAL PAPER (2.8%)

UNITED STATES (2.8%) Ameritech Corp.
  6.25%, due 1/2/97 .............................   $1,970,000   $1,969,657
                                                                 ------------
Total Short-Term Investment
  (Cost $1,969,657) .............................                 1,969,657
                                                                 ------------
Total Investments
  (Cost $65,911,213) (c) ........................         96.1%  67,425,403(d)
Cash and Other Assets,
  Less Liabilities ..............................          3.9    2,758,967
                                                                 ------------

Net Assets ......................................        100.0%  $70,184,370
                                                    ===========  ============


----------
(a)  Non-income producing securities.
(b)  Segregated as collateral for forward foreign currency contracts.
(c)  The cost for Federal income tax purposes is $66,007,634.
(d) At December 31, 1996 net unrealized appreciation for securities was $1,417,769, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,901,143 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,483,374.


The table below sets forth the diversification of International Equity Fund investments by industry.

                                                         Value         Percent +
================================================================================
 COMMON STOCKS, PREFERRED STOCK
 & SHORT-TERM INVESTMENT
Aerospace & Military Technology ......................   $  155,100         0.2%
Appliances & Household Durables ......................    1,022,368         1.5
Automobiles ..........................................    2,646,392         3.8
Banking ..............................................    9,418,524        13.4
Beverages & Tobacco ..................................    1,842,949         2.6
Broadcasting & Publishing ............................    1,078,386         1.5
Building Materials & Components ......................      936,024         1.3
Business & Public Services ...........................    1,696,294         2.4
Chemicals ............................................    3,184,279         4.5
Construction & Housing ...............................      998,898         1.4
Data Processing & Reproduction .......................      275,856         0.4
Electrical & Electronics .............................    2,942,223         4.2
Electronic Components &
  Instruments ........................................      127,847         0.2
Energy Sources .......................................    6,354,427         9.1
Financial Services ...................................    1,512,029         2.2
Food & Household Products ............................    1,564,857         2.2
Forest Products & Paper ..............................      611,825         0.9
Health & Personal Care ...............................    1,879,983         2.7
Industrial Components ................................      724,068         1.0
Insurance ............................................    3,303,072         4.7
Leisure & Tourism ....................................      474,789         0.7
Machinery & Engineering ..............................    2,606,250         3.7
Merchandising ........................................    1,897,988         2.7
Metals-Nonferrous ....................................      720,852         1.0
Metals-Steel .........................................      799,312         1.1
Miscellaneous-Materials &
  Commodities ........................................      459,621         0.7
Miscellaneous-Materials &
  Components .........................................      253,539         0.4
Multi-Industry .......................................    2,702,007         3.8
Real Estate ..........................................    1,517,673         2.2
Recreation & Other Consumer Goods ....................      677,619         1.0
Telecommunications ...................................    6,670,081         9.5
Textiles & Apparel ...................................      119,957         0.2
Tire & Rubber ........................................      149,189         0.2
Transportation-Airlines ..............................      710,068         1.0
Transportation-Road & Rail ...........................      767,743         1.1
Transportation-Shipping ..............................      397,344         0.6
Utilities-Electrical & Gas ...........................    3,581,982         5.1
Wholesale & International Trade ......................      643,988         0.9
                                                        -----------       -----
                                                         67,425,403        96.1
Cash and Other Assets,
  Less Liabilities ...................................    2,758,967         3.9
                                                        -----------       -----
Net Assets ...........................................  $70,184,370       100.0%
                                                        ===========       =====


----------
+    Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities


AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value
  (identified cost $65,911,213) ..........................          $67,425,403
Cash denominated in foreign currencies
  (identified cost $2,150,420) ...........................            2,327,459
Receivables:
  Investment securities sold .............................            2,084,720
  Fund shares sold .......................................              164,592
  Dividends and interest .................................              136,479
Unrealized net appreciation on forward foreign
  currency contracts .....................................            2,484,924
Unamortized organization expense .........................               21,616
Other assets .............................................               38,416
                                                                    -----------
   Total assets ..........................................           74,683,609
                                                                    -----------
LIABILITIES:
Payables:
  Investment securities purchased ........................            3,927,776
  Custodian ..............................................              315,072
  NYLIFE Distributors ....................................               70,237
  Fund shares redeemed ...................................               45,170
  Adviser ................................................               35,057
  Transfer agent .........................................               21,891
  Trustees ...............................................                  478
Accrued expenses .........................................               83,558
                                                                    -----------
   Total liabilities .....................................            4,499,239
                                                                    -----------
Net assets ...............................................          $70,184,370
                                                                    ===========

COMPOSITION OF NET ASSETS:

Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ................................................          $    16,680
  Class B ................................................               50,766
Additional paid-in capital ...............................           67,691,252
Accumulated distribution in excess of net
  investment income ......................................           (1,268,552)
Accumulated distribution in excess of net realized
  gain on investments ....................................             (462,187)
Net unrealized appreciation on investments ...............            1,514,190
Net unrealized appreciation on translation of
  assets and liabilities in foreign currencies
  and forward foreign currency contracts .................            2,642,221
                                                                    -----------
Net assets ...............................................          $70,184,370
                                                                    ===========
CLASS A
Net assets applicable to outstanding shares ..............          $17,475,074
                                                                    ===========
Shares of beneficial interest outstanding ................            1,667,969
                                                                    ===========
Net asset value per share outstanding ....................          $     10.48
Maximum sales charge (5.50% of offering price) ...........                 0.61
                                                                    -----------
Maximum offering price per share outstanding .............          $     11.09
                                                                    ===========
CLASS B
Net assets applicable to outstanding shares ..............          $52,709,296
                                                                    ===========
Shares of beneficial interest outstanding ................            5,076,632
                                                                    ===========
Net asset value per share outstanding ....................          $     10.38
                                                                    ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:

Income:
  Dividends (a) ..........................................          $   916,842
  Interest ...............................................              168,056
                                                                    -----------
   Total income ..........................................            1,084,898
                                                                    -----------
Expenses:
  Advisory ...............................................              342,100
  Distribution--Class B ..................................              293,136
  Administration .........................................              228,066
  Transfer agent .........................................              142,931
  Service ................................................              142,541
  Shareholder communication ..............................              120,116
  Custodian ..............................................               68,023
  Registration ...........................................               37,591
  Recordkeeping ..........................................               22,075
  Professional ...........................................               14,613
  Amortization of organization expense ...................               11,211
  Trustees ...............................................                1,623
  Miscellaneous ..........................................               22,012
                                                                    -----------
   Total expenses ........................................            1,446,038
                                                                    -----------
Net investment loss ......................................             (361,140)
                                                                    -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:

Net realized gain (loss) from:
  Security transactions ..................................             (130,336)
  Foreign currency transactions ..........................            2,153,275
                                                                    -----------
Net realized gain on investments and foreign
  currency transactions ..................................            2,022,939
                                                                    -----------
Net change in unrealized appreciation on investments:
  Security transactions ..................................              656,008
  Translation of assets and liabilities in foreign
    currencies and forward foreign currency contracts ....            2,501,469
                                                                    -----------
Net unrealized gain on investments and
   foreign currencies ....................................            3,157,477
                                                                    -----------
Net realized and unrealized gain on investments and
  foreign currency transactions ..........................            5,180,416
                                                                    -----------
Net increase in net assets resulting from operations .....          $ 4,819,276
                                                                    ===========


----------
(a)  Dividends recorded net of foreign withholding taxes of $131,024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                             Year ended           Year ended
                                                                                            December 31,         December 31,
                                                                                               1996                 1995
                                                                                           -----------          -----------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss  ...............................................................     $  (361,140)         $  (187,373)
  Net realized loss on investments ...................................................        (130,336)            (115,889)
  Net realized gain on foreign currency transactions .................................       2,153,275            1,119,827
  Net change in unrealized appreciation on investments ...............................         656,008            1,026,063
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies and forward foreign currency contracts ..........       2,501,469               89,231
                                                                                           -----------          -----------
  Net increase in net assets resulting from operations ...............................       4,819,276            1,931,859
                                                                                           -----------          -----------
Dividends and distributions to shareholders: From net realized gain on foreign currency transactions:
   Class A ...........................................................................        (844,610)            (197,012)
   Class B ...........................................................................      (2,225,095)            (357,222)
  In excess of net realized gain on investments:
   Class A ...........................................................................         (45,418)            (100,145)
   Class B ...........................................................................        (135,451)            (181,583)
                                                                                           -----------          -----------
     Total dividends and distributions to shareholders ...............................      (3,250,574)            (835,962)
                                                                                           -----------          -----------
Capital share transactions: Net proceeds from sale of shares:
   Class A ...........................................................................       6,802,966           12,687,452
   Class B ...........................................................................      33,209,658           16,939,110
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A ...........................................................................         465,182               63,636
   Class B ...........................................................................       2,239,545              519,055
                                                                                           -----------          -----------
                                                                                            42,717,351           30,209,253
  Cost of shares redeemed:
   Class A ...........................................................................      (3,191,297)            (284,551)
   Class B ...........................................................................      (9,106,589)         (13,373,866)
                                                                                           -----------          -----------
     Increase in net assets derived from capital share transactions ..................      30,419,465           16,550,836
                                                                                           -----------          -----------
     Net increase in net assets ......................................................      31,988,167           17,646,733
NET ASSETS:
Beginning of year ....................................................................      38,196,203           20,549,470
                                                                                           -----------          -----------
End of year ..........................................................................     $70,184,370          $38,196,203
                                                                                           ===========          ===========
Accumulated distribution in excess of net investment income/accumulated undistributed
  net investment income ..............................................................     $(1,268,552)         $   139,764
                                                                                           ===========          ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                        Class B
                                                                                                                      ==============
                                                                    Class A    Class B      Class A    Class B        September 13,*
                                                                   =========   =======     ========    =======          through
                                                                       Year ended                Year ended           December 31,
                                                                    December 31, 1996        December 31, 1995           1994
                                                                   ===================     ====================       ==============
Net asset value at beginning of period ...........................  $10.05      $ 9.97     $ 9.77     $ 9.77          $ 10.00
Net investment income (loss) .....................................    0.29        0.24       0.27       0.26            (0.04)
Net realized and unrealized gain (loss) on investments ...........    0.07        0.07       0.10       0.07            (0.16)
Net realized and unrealized gain (loss) on foreign
  currency transactions ..........................................    0.62        0.59       0.14       0.09            (0.03)
                                                                    -------     -------    -------    -------         -------
Total from investment operations .................................    0.98        0.90       0.51       0.42            (0.23)
                                                                    -------     -------    -------    -------         -------
Less dividends and distributions:
From net realized gain on foreign currency transactions ..........   (0.52)      (0.46)     (0.15)     (0.15)              --
In excess of net realized gain on investments ....................   (0.03)      (0.03)     (0.08)     (0.07)              --
                                                                    -------     -------    -------    -------         -------
Total dividends and distributions ................................   (0.55)      (0.49)     (0.23)     (0.22)              --
                                                                    -------     -------    -------    -------         -------
Net asset value at end of period .................................  $10.48      $10.38     $10.05     $ 9.97          $  9.77
                                                                    =======     =======    =======    =======         =======
Total investment return (a) ......................................    9.78%       9.05%      5.25%      4.27%           (2.30%)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss ............................................    (0.1%)      (0.8%)     (0.2%)     (1.0%)           (1.6%)+
  Expenses .......................................................     2.0%        2.7%       2.2%       3.0%             3.9%+
Portfolio turnover rate ..........................................      19%         19%        25%        25%               9%
Average commission rate paid .....................................  $0.0374     $0.0374        (b)        (b)              (b)
Net assets at end of period (in 000's) ...........................  $17,475     $52,709    $12,856    $25,341         $20,549


---------
*    Commencement of Operations.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if

Notes to Financial Statements


their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency exchange contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1996:

                                                                                 Value on                       Unrealized
                                                               Contract           Trade           Current       Appreciation/
                                                                Amount            Date            Value        (Depreciation)
                                                                ------            ----            -----        --------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar, expiring 3/3/97 ..............   A$            655,000   $     529,895   $     519,891   $      10,004
Austrian Schilling, expiring 1/15/97 ............   AS         20,060,000       1,866,054       1,852,320          13,734
Deutsche Mark, expiring 1/6/97--6/20/97 .........   DM         27,663,680      18,363,894      18,047,146         316,748
French Franc, expiring 1/29/97--2/4/97 ..........   FF          5,910,000       1,152,635       1,139,016          13,619
Italian Lira, expiring 1/23/97 ..................   IL      4,386,000,000       2,826,605       2,881,602         (54,997)
Japanese Yen, expiring 1/6/97--7/7/97 ...........   (Yen)   2,772,600,000      25,987,007      24,091,842       1,895,165
Spanish Peseta, expiring 1/22/97 ................   SP        170,500,000       1,302,067       1,309,952          (7,885)
                                                                                                                ----------
                                                                                                                2,186,388
                                                                                                                ----------

MainStay International Equity Fund

                                                                                 Value on                     Unrealized
                                                               Contract           Trade           Current     Appreciation/
                                                                Amount            Date            Value      (Depreciation)
                                                                ------            ----            -----     -----------------
Foreign Currency Buy Contracts
------------------------------
Australian Dollar, expiring 1/7/97 ..............   A$            913,651   $     721,320   $     725,638   $        4,318
Deutsche Mark, expiring 1/22/97--2/5/97 .........   DM         11,091,120       7,261,996       7,210,270          (51,726)
Japanese Yen, expiring 1/6/97--2/5/97 ...........   (Yen)   1,288,386,370      11,193,763      11,137,169          (56,594)
Pound Sterling, expiring 1/7/97--1/15/97 ........   (Pound)     2,651,198       4,133,415       4,535,953          402,538
                                                                                                            --------------
                                                                                                                   298,536
                                                                                                            --------------
Net Appreciation ...............................                                                            $    2,484,924
                                                                                                            ==============


Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $49,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $2,008,542 and $13,987 have been reclassified from accumulated undistributed net realized gain on foreign currency transactions and accumulated distribution in excess of net realized gain on investments, respectively, to accumulated distribution in excess of net investment income due to the tax treatment of foreign currency gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Notes to Financial Statements continued


Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at year-end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Mainstay International Equity Fund

Foreign cash held at December 31, 1996:

                         Currency                    Cost        Value
============================================   ==========   =============
Australian Dollar            A$      531,393   $  418,812   $  422,085
Austrian Schilling           AS        1,188          112          109
Belgian Franc                BF       11,383          363          358
Danish Krone                 DK        2,509          425          425
Deutsche Mark                DM        6,237        4,094        4,047
French Franc                 FF        9,821        1,888        1,889
Hong Kong Dollar             HK      168,336       21,763       21,763
Italian Lira                 IL    9,562,080        6,306        6,292
Japanese Yen              (Yen)    7,366,978       65,389       63,466
Malaysian Ringgit            MK       31,702       12,647       12,553
Netherland Guilder           NG        2,280        1,307        1,318
Norwegian Krone              NK        6,490        1,014        1,016
Pound Sterling          (Pound)    1,034,507    1,594,674    1,770,355
Singapore Dollar             S$       24,442       17,308       17,474
Spanish Peseta               SP      560,463        4,318        4,309
                                               ----------   ----------
                                               $2,150,420   $2,327,459
                                               =========    ==========


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.60% and 0.40%, respectively, of the average daily net assets of the Fund.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the

Notes to Financial Statements continued


Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.


Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $91,571 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $48,979 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay International Equity Fund


Capital. At December 31, 1996 NYLIFE Distributors held shares of Class A of the Fund with a net asset value of $8,543,337, which represents 48.9% of the net assets of Class A shares at year end.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $10,618.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,338 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $22,075.


Note 4--Federal Income Tax:

The Fund intends to elect, to the extent provided by the regulations, to treat $409,805 of qualifying capital losses that arose during the year as if they arose on January 1, 1997. Additionally, the Fund utilized $28,036 of capital loss carryforward during the current year.


Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $39,530 and $9,714, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                   Year ended December 31
                                                  1996                1995
                                           =====================================
                                           Class A   Class B   Class A   Class B
                                           =======   =======   =======   =======
Shares sold ............................       644     3,197     1,304     1,761
Shares issued in reinvestment of
  dividends and distributions ..........        45       217         6        52
                                            ------    ------    ------    ------
                                               689     3,414     1,310     1,813
Shares redeemed ........................       301       878        30     1,376
                                            ------    ------    ------    ------
Net increase ...........................       388     2,536     1,280       437
                                            ======    ======    ======    ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Equity Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks        You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the             participate in the growth potential
                            risk/reward of Fund] S&P 500*                                  of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 INTERNATIONAL EQUITY FUND  graph indicating     international stock markets with         of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth    You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,  growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments    risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with           You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus     securities which may have more poten-
                            risk/reward of Fund] for positive change                     tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for  You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth    may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income          into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar      Seeks a high level of current income     You are seeking to combine high
 Government Fund            graph indicating     consistent with safety of principal      current income and safety of principal
                            risk/reward of Fund] primarily from U.S. government
                                                 securities.(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    graph indicating     competitive total return from non-       of international bonds or want to add
                            risk/reward of Fund] U.S. bonds with an emphasis on           diversification to your domestic
                                                 risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                          International Equity Fund
--------------------------------------------------------------------------------


                               1996 Annual Report

                               December 31, 1996


                            [LOGO] MainStay(R)
                                   Funds


                          Officers & Trustees

                   Alice T. Kane     Chairperson and Trustee
                   Walter W. Ubl     President, Chief Executive Officer,
                                     and Trustee
                 Edward J. Hogan     Trustee
                   Harry G. Hohn     Trustee
        Nancy Maginnes Kissinger     Trustee
                Terry L. Lierman     Trustee
             Donald E. Nickelson     Trustee
                  Donald K. Ross     Trustee
             Richard S. Trutanic     Trustee
              Jefferson C. Boyce     Senior Vice President
                Anthony W. Polis     Chief Financial Officer
              Richard W. Zuccaro     Tax Vice President
             A. Thomas Smith III     Secretary

                          Dechert Price & Rhoads
                             Legal Counsel


[LOGO] MainStay(R) Funds


NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay International Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.
[GRAPHIC]                                                           MSAN11 (297)

Table of Contents


Chairperson's Letter                                                  2

MainStay Money Market Fund Highlights                                 3

Portfolio Management Discussion and Analysis                          4

Yields & Lipper Rankings                                              6

Portfolio of Investments                                              7

Financial Statements                                                  9

Notes to Financial Statements                                        13

Report of Independent Accountants                                    16

The MainStay Funds                                                   18

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay Money Market Fund Highlights


1996 MARKET HIGHLIGHTS

o The money market experienced a fair amount of volatility during the year, with alternating weak and strong quarters

o The Federal Reserve eased rates early in the year after which economic forces caused rates to climb

o Overall, the money markets outperformed government bonds, mortgage-backed securities, and high-grade corporate bonds during the year


1996 FUND HIGHLIGHTS

o For the 7-day period ended 12/31/96, the MainStay Money Market Fund provided an effective yield of 5.01% and a current yield of 4.89% for both Class A and Class B shares

o Class A shares outperformed the average Lipper+ peer fund over 1-year and since-inception periods ended 12/31/96

o Class B shares outperformed the average Lipper peer fund over 1-, 5-, 10-year, and since-inception periods ended 12/31/96

o Strategic security selection and the use of innovative money market instruments contributed to the Fund's strong performance in 1996

o    During 1996, the Fund's track record exceeded 10 years


----------
+ See footnote and table on page 6 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


Short-end of the market
-----------------------
The maturities on fixed-income securities may range from as short as overnight to as long as 30-years or more. Money market funds generally invest in the "short-end" of the market, which includes securities that mature within 13 months.

Easing/Tightening
-----------------
When the Federal Reserve lowers interest rates on benchmark securities it is said to be "easing" or making borrowing more affordable. When it raises interest rates, it is said to be "tightening" or making borrowing more expensive.

Yield
-----
The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percent of the fund's current price per share.


----------
* See footnote and table on page 6 for additional information on Lipper Analytical Services, Inc.


Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Money Market Team

MONEY MARKET FUND TEAM

Ravi Akhoury, Frank Salem, and Jessica Terc


In the short-end of the markets, 1996 was a fairly volatile year. Shortly after the Federal Reserve eased rates on January 31, 1996 economic forces caused rates to climb.

The strength of the money markets alternated between weak and strong throughout the year. While alternating strengths and weaknesses are nothing new, the shifts are becoming more frequent, increasing volatility and investor risk.

Despite these concerns, however, the money markets managed to outperform other major asset classes in 1996, including government bonds, mortgage-backed securities, and high-grade corporate bonds. As a result, money market instruments were able to make a positive contribution to diversified portfolios during the year.

Given this context, how did the MainStay Money Market Fund do in 1996?

For the seven-day period ended December 31, 1996, the MainStay Money Market Fund provided an effective yield of 5.01% and a current yield of 4.89% for both Class A and Class B shares. For the 1-year and since-inception periods, Class A shares outperformed the average Lipper* money market fund. Class B shares outperformed the average Lipper peer fund over 1-, 5-, 10-year, and since-inception periods ended 12/31/96.

How did you manage the Fund in 1996?

We have always sought as high a level of current income as is considered consistent with the preservation of capital and liquidity. We try to add value to the Fund by carefully managing the portfolio's average maturity in line with where we feel the market is headed. In 1996, this was a helpful strategy, allowing us to stay invested in short-term securities as rates were going up and then capitalize on higher interest rates.

What has the average maturity of the Fund been in 1996?

The Fund has maintained an average maturity in a range from about 37 to 67 days to maturity throughout the year. At times, we were positioned closely with the market, and at times we were around ten to fifteen days longer than the average money market fund. That was particularly true in the second and third quarters, when many funds were short, expecting interest rates to rise. Since we didn't believe that would happen, the Fund benefited by being longer than the market when rates stayed fairly constant.

How else did you seek to maximize yield for the Fund?

Some managers buy securities with lower credit quality to increase yield. But in 1996, we only purchased first-tier securities, or those in the highest rating category, A1/P1, by major credit-rating agencies such as Moody's and Standard & Poor's. Instead of purchasing or continuing to hold lower-quality securities, our yield-enhancement strategy relied on finding nonstandard securities that sometimes added 10 or 20 basis points to our yield. During 1996, we purchased secured pooled receivables and floating-rate notes, which tended to do better than standard commercial paper.

Were there other interesting securities in the portfolio?

We also bought some regular and callable Certificates of Deposit.+ While CDs generally require a longer commitment, issuers are willing to pay a bit more for the option to call them periodically. So these securities afforded the Fund opportunities to provide attractive yields.

How can you tell if these securities can add value?

We do our homework. We have a quantitative research group that takes these securities apart and looks at their volatility and where they trade in the market. They analyze them for credit quality and structure and tell us whether they may represent genuine value. Our extra research may put us ahead of some of our competitors, who tend to be more comfortable with traditional commercial paper.

Can the Fund's price fluctuate?

Investments in the Fund are neither insured nor guaranteed by the U.S. government. While we seek to maintain a stable net asset value (NAV) of $1 per share, there can be no assurance that we will succeed in doing so. Although past performance is no guarantee of future results, the Fund has maintained a stable net asset value for over 10 years.

What's your outlook for 1997?

In 1997, we believe inflation, the overall economic outlook, and Federal Reserve action will continue to be the primary forces influencing the money market securities. Of course, no one can predict the future. So we'll continue to emphasize high quality, use these securities where appropriate, and carefully manage maturities to seek the highest possible yield consistent with liquidity and stability of principal.


Ravi Akhoury
Frank Salem
Jessica Terc
Portfolio Managers


----------
+ While CDs may be insured by the Federal Deposit Insurance Corporation, Fund shares are not insured and their price and returns may fluctuate with market conditions.


[GRAPHIC]


Average maturity
----------------
Maturity is the termination date of an obligation or the length of time a fixed-income security is required to pay interest. Average maturity reflects the average of the maturities of all fixed-income securities in a portfolio.

Credit quality
--------------
A measure of an individual issuer's ability to repay principal and interest on its fixed-income securities--or a measure of the general credit risk of securities in a fixed-income portfolio.

Basis points
------------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Liquidity
---------
The ability of a security to be readily traded or exchanged for cash. Generally speaking, the larger an issuer's capitalization, the more liquid its securities are likely to be.

[GRAPHIC]


Yields & Lipper Rankings as of 12/31/96

Fund SEC Yields*
--------------------------------------------------------------------------------
                      7-day effective yield          7-day current yield
Class A                       5.01%                         4.89%
Class B                       5.01%                         4.89%
--------------------------------------------------------------------------------

Fund Lipper+ rankings & Lipper category returns as of 12/31/96
--------------------------------------------------------------------------------
                    1 year          5 years        10 years       Life of Fund
                                                                through 12/31/96
Class A             113 out of      n/a            n/a                 n/a
                    288 funds
Class B             113 out of       67 out of      53 out of       47 out of
                    288 funds       175 funds      106 funds        101 funds
Average Lipper
money market fund   4.80%           3.96%          5.52%              5.52%
--------------------------------------------------------------------------------


----------
* Past performance is no guarantee of future results. Investments in the MainStay Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Investment return and principal value may fluctuate so that upon redemption, shares may be worth more or less than their original cost. The administrator and adviser have agreed to assume a portion of the expenses for the Money Market Fund; had these expenses not been assumed, the average 7-day yield would have been 3.63%. Yield is based on the latest 7-day period ending 12/31/96. This expense limitation may be terminated or revised at any time.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

Portfolio of Investments December 31, 1996

                                                     Principal       Amortized
                                                      Amount           Cost
                                                   =============================
SHORT-TERM INVESTMENTS (100.1%)+

BANK NOTES (8.5%)
American Express Centurion Bank
  5.57%, due 9/12/97 (b)(c) ...................    $ 2,000,000    $   1,999,855
Bank of America-Illinois
  5.82%, due 3/24/97 (c) ......................      2,500,000        2,500,000
Boatmens Credit Card Bank
  5.54%, due 8/8/97 (b)(c) ....................     11,000,000       10,998,733
First National Bank of Maryland
  5.13%, due 2/26/97 (c) ......................      4,000,000        4,000,148
Greenwood Trust Co.
  5.45%, due 1/6/97 (c) .......................      8,000,000        7,999,988
PNC Bank N.A.-Pittsburgh,
  Pennsylvania
  5.25%, due 2/6/97 (b)(c) ....................      4,000,000        3,999,751
                                                                  -------------
                                                                     31,498,475
                                                                  -------------

CERTIFICATES OF DEPOSIT (9.3%)
Deutsche Bank
  5.85%, due 11/19/97
  (call date 2/19/97) (c) .....................     10,000,000       10,000,000
Industrial Bank of Japan
  5.61%, due 1/7/97 (c) .......................      7,500,000        7,500,012
Sanwa Bank Ltd.
  5.56%, due 2/11/97 (c) ......................      6,000,000        6,000,067
  5.85%, due 1/17/97 (c) ......................     11,000,000       11,000,243
                                                                  -------------
                                                                     34,500,322
                                                                  -------------

COMMERCIAL PAPER (71.1%)
Air Products & Chemicals Inc.
  5.32%, due 1/17/97 ..........................      2,900,000        2,893,143
Banca CRT Financial Corp.
  5.35%, due 1/7/97 ...........................      3,000,000        2,997,325
  5.35%, due 1/14/97 ..........................      3,700,000        3,692,852
  5.35%, due 1/21/97 ..........................      4,000,000        3,988,111
  5.40%, due 2/18/97 ..........................      1,500,000        1,489,200
  5.70%, due 3/3/97 ...........................      5,800,000        5,743,982
Bex America Finance Inc.
  5.32%, due 2/3/97 ...........................      7,100,000        7,065,376
BIL North America Inc.
  5.34%, due 1/24/97 ..........................      5,000,000        4,982,942
Block Financial Corp.
  7.00%, due 1/2/97 ...........................      4,500,000        4,499,125
Caisse Centrale des
  Banques Populaires
  5.33%, due 1/10/97 (a) ......................     12,100,000       12,083,877
China International Marine
  Containers (Group) Ltd.
  5.57%, due 1/9/97 ...........................      5,500,000        5,493,192


                                                     Principal       Amortized
                                                      Amount           Cost
                                                   =============================
COMMERCIAL PAPER (Continued)
Compagnie Bancaire USA
  Finance Corp.
  5.33%, due 1/10/97 ..........................    $17,300,000    $  17,276,948
Corporacion Andina de Fomento
  5.38%, due 1/23/97 ..........................     10,000,000        9,967,122
Credito Italiano (DE) Inc.
  5.39%, due 4/15/97 ..........................      8,000,000        7,875,431
Galicia Funding Corp.
  5.59%, due 3/5/97 (a) .......................      5,500,000        5,446,196
Garanti Funding Corp. II
  5.40%, due 2/4/97 ...........................      5,000,000        4,974,500
Gotham Funding Corp.
  5.40%, due 1/9/97 (a) .......................     10,000,000        9,988,000
  5.45%, due 2/27/97 (a) ......................      6,000,000        5,948,225
International Securitization Corp.
  6.00%, due 1/14/97 (a) ......................     10,100,000       10,078,117
Kamehameha Schools-Bishop
  Estate
  5.38%, due 1/15/97 (a) ......................      9,000,000        8,981,170
Kingdom of Sweden
  5.65%, due 2/4/97 ...........................     12,000,000       11,935,967
Mayne Nickless Ltd.
  5.35%, due 1/27/97 ..........................      2,000,000        1,992,272
Mid-States Corporate Federal
  Credit Union
  5.55%, due 1/16/97 ..........................      3,500,000        3,491,906
Minmetals Capital & Securities Inc.
  5.39%, due 4/3/97 ...........................     13,000,000       12,820,932
Nationwide Building Society
  5.33%, due 2/24/97 ..........................     13,100,000       12,995,266
Petroleo Brasileiro S.A.-Petrobras
  5.42%, due 1/14/97 ..........................      8,000,000        7,984,342
Portland General Electric Co.
  5.33%, due 2/5/97 ...........................      7,100,000        7,063,208
Preferred Receivables Funding
  Corp.
  5.33%, due 1/16/97 ..........................      6,290,000        6,276,031
Premium Funding Inc., Series E
  5.50%, due 1/16/97 (a) ......................      7,197,000        7,180,507
  5.50%, due 1/17/97 (a) ......................      4,150,000        4,139,856
San Paolo U.S. Financial Co.
  5.41%, due 2/4/97 ...........................      2,900,000        2,885,183
  5.42%, due 3/19/97 ..........................     13,500,000       13,343,497
Shell Deer Park Cogeneration Trust
  5.52%, due 1/3/97 (a) .......................     10,100,000       10,096,903
Societe Generale (Canada)
  5.62%, due 1/22/97 ..........................      2,000,000        1,993,443
Toshiba Capital (Asia) Ltd.
  5.50%, due 1/13/97 ..........................      4,200,000        4,192,300
Tri-Lateral Capital (USA) Inc.
  5.55%, due 1/2/97 (a) .......................      4,500,000        4,499,306


----------
+   Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

                                                     Principal       Amortized
                                                      Amount           Cost
                                                   =============================
SHORT-TERM INVESTMENTS (Continued)

COMMERCIAL PAPER (Continued)
UNIfunding Inc.
  5.37%, due 2/12/97 ..........................    $ 1,000,000    $     993,735
  5.44%, due 2/12/97 ..........................      3,000,000        2,980,960
  5.65%, due 2/12/97 ..........................      3,100,000        3,079,566
Working Capital Management
  Co. L.P.
  5.65%, due 1/15/97 ..........................      6,000,000        5,986,817
Xerox Corp.
  6.75%, due 1/2/97 ...........................      2,600,000        2,599,680
                                                                  -------------
                                                                    263,996,511
                                                                  -------------

FEDERAL AGENCY (2.0%)
Federal Home Loan Bank
  5.84%, due 11/24/97 (c) .....................      7,500,000        7,500,000
                                                                  -------------

MEDIUM-TERM NOTES (9.2%)
Abbey National Treasury
  Services PLC
  5.05%, due 3/3/97 (c) .......................      9,200,000        9,198,596
Bankers Trust Corp.-New York
  5.74%, due 2/14/97 (b)(c) ...................      3,500,000        3,500,000
Ford Motor Credit Corp.
  5.81%, due 1/5/97 (b)(c) ....................      4,000,000        4,000,093
Household Bank FSB
  5.72%, due 6/10/97 (b)(c) ...................      5,000,000        5,000,000
Huntington Bancshares
  5.70%, due 3/14/97 (c) ......................      4,000,000        4,000,199
Sony Capital Corp.
  5.47%, due 8/29/97 (a)(b)(c) ................      3,000,000        3,000,000
Southern California Edison Co.
  5.90%, due 1/15/97 (c) ......................      5,625,000        5,626,497
                                                                  -------------
                                                                     34,325,385
                                                                  -------------
Total Short-Term Investments
  (Amortized Cost $371,820,693) (d) ...........          100.1%     371,820,693
Liabilities in Excess of
  Cash and Other Assets .......................           (0.1)        (447,211)
                                                   -----------    -------------
Net Assets                                               100.0%    $371,373,482
                                                   ===========    =============


----------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at December 31, 1996.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.


The table below sets forth the diversification of Money Market Fund investments by industry.

                                                 Amortized
                                                    Cost              Percent +
                                                ================================
SHORT-TERM INVESTMENTS

Banks # ..................................      $259,606,353             69.9%
Chemicals ................................         2,893,143              0.8
Computers & Office Equipment .............         2,599,680              0.7
Conglomerates ............................         4,992,272              1.4
Consumer Financial Services ..............         4,000,093              1.1
Education ................................         8,981,170              2.4
Electrical Equipment .....................         4,192,300              1.1
Federal Agency ...........................         7,500,000              2.0
Finance ..................................        42,333,107             11.4
Foreign Government .......................        11,935,967              3.2
Utilities ................................        10,096,903              2.7
Utilities-Electrical .....................         7,063,208              1.9
Utilities-Telephone ......................         5,626,497              1.5
                                                ------------            -----
                                                 371,820,693            100.1
Liabilities in Excess of
  Cash and Other Assets ..................          (447,211)            (0.1)
                                                ------------            -----
Net Assets ...............................      $371,373,482            100.0%
                                                ============            =====


----------
+    Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value (amortized cost $371,820,693) .......................   $ 371,820,693
Cash ...................................................................................         115,433
Receivables:
  Interest .............................................................................       1,278,382
  Fund shares sold .....................................................................         534,655
  Adviser ..............................................................................          15,158
  NYLIFE Distributors ..................................................................           9,813
Other assets ...........................................................................             224
                                                                                           -------------
   Total assets ........................................................................     373,774,358
                                                                                           -------------

LIABILITIES:
Payables:
  Fund shares redeemed .................................................................         533,018
  Transfer agent .......................................................................         170,000
  Custodian ............................................................................           6,989
  Trustees .............................................................................           2,722
Accrued expenses .......................................................................         135,602
Dividend payable .......................................................................       1,552,545
                                                                                           -------------
   Total liabilities ...................................................................       2,400,876
                                                                                           -------------
Net assets .............................................................................   $ 371,373,482
                                                                                           =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
 unlimited number of shares authorized:
  Class A ..............................................................................   $     538,903
  Class B ..............................................................................       3,174,977
Additional paid-in capital .............................................................     367,674,103
Accumulated net realized loss on investments ...........................................         (14,501)

                                                                                           -------------
Net assets .............................................................................   $ 371,373,482
                                                                                           =============
CLASS A
Net assets applicable to outstanding shares ............................................   $  53,890,270
                                                                                           =============
Shares of beneficial interest outstanding ..............................................      53,890,270
                                                                                           =============
Net asset value per share outstanding ..................................................   $        1.00
                                                                                           =============
CLASS B
Net assets applicable to outstanding shares ............................................   $ 317,483,212
                                                                                           =============
Shares of beneficial interest outstanding ..............................................     317,497,716
                                                                                           =============
Net asset value per share outstanding ..................................................   $        1.00
                                                                                           =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Interest ..................................................      $ 19,510,896
                                                                   ------------
Expenses:
  Transfer agent ............................................         1,084,379
  Administration ............................................           870,226
  Advisory ..................................................           870,226
  Shareholder communication .................................           312,098
  Registration ..............................................           102,359
  Recordkeeping .............................................            62,593
  Professional ..............................................            56,181
  Custodian .................................................            42,511
  Trustees ..................................................            10,981
  Miscellaneous .............................................             8,793
                                                                   ------------
   Total expenses before reimbursement ......................         3,420,347
Expense reimbursement from Administrator and Adviser ........          (946,310)
                                                                   ------------
   Net expenses .............................................         2,474,037
                                                                   ------------
Net investment income .......................................        17,036,859
                                                                   ------------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ............................            (1,158)
                                                                   ------------
Net increase in net assets resulting from operations ........      $ 17,035,701
                                                                   ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                   Year ended           Year ended
                                                                                                  December 31,         December 31,
                                                                                                     1996                   1995
                                                                                                 -------------        -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..................................................................       $  17,036,859        $  14,443,253
  Net realized loss on investments .......................................................              (1,158)              (4,137)
                                                                                                 -------------        -------------
  Net increase in net assets resulting from operations ...................................          17,035,701           14,439,116
                                                                                                 -------------        -------------
Dividends to shareholders:
  From net investment income:
   Class A ...............................................................................          (2,342,050)          (1,363,704)
   Class B ...............................................................................         (14,694,809)         (13,079,549)
                                                                                                 -------------        -------------
     Total dividends to shareholders .....................................................         (17,036,859)         (14,443,253)
                                                                                                 -------------        -------------
Capital share transactions: Net proceeds from sale of shares:
   Class A ...............................................................................         119,892,722           88,180,222
   Class B ...............................................................................         512,217,941          421,595,747
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A ...............................................................................           2,188,847            1,157,312
   Class B ...............................................................................          13,787,949           12,087,359
                                                                                                 -------------        -------------
                                                                                                   648,087,459          523,020,640
  Cost of shares redeemed:
   Class A ...............................................................................        (103,071,681)         (54,457,152)
   Class B ...............................................................................        (488,364,222)        (375,748,656)
                                                                                                 -------------        -------------
     Increase in net assets derived from capital share transactions ......................          56,651,556           92,814,832
                                                                                                 -------------        -------------
     Net increase in net assets ..........................................................          56,650,398           92,810,695
NET ASSETS:
Beginning of year ........................................................................         314,723,084          221,912,389
                                                                                                 -------------        -------------
End of year ..............................................................................       $ 371,373,482        $ 314,723,084
                                                                                                 =============        =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                       Class B
                                                                                   -------------------------------------------------
                                    Class A    Class B      Class A    Class B     September 1
                                    -------    -------      -------    -------       through            Year ended August 31
                                         Year ended             Year ended         December 31    ----------------------------------
                                      December 31, 1996      December 31, 1995        1994*         1994         1993        1992
                                    -------------------     -------------------    -----------    --------     --------    ---------
Net asset value at
  beginning of period ...........   $  1.00    $   1.00     $  1.00    $   1.00     $   1.00      $   1.00     $   1.00    $   1.00
                                    -------    --------     -------    --------     --------      --------     --------    --------
Net investment income ...........      0.05        0.05        0.05        0.05         0.02          0.03         0.03        0.04
                                    -------    --------     -------    --------     --------      --------     --------    --------
Less dividends from
  net investment income .........     (0.05)      (0.05)      (0.05)      (0.05)       (0.02)        (0.03)       (0.03)      (0.04)
                                    -------    --------     -------    --------     --------      --------     --------    --------
Net asset value at
  end of period .................   $  1.00    $   1.00     $  1.00    $   1.00     $   1.00      $   1.00     $   1.00    $   1.00
                                    =======    ========     =======    ========     ========      ========     ========    ========
Total investment return (a) .....      4.91%       4.91%       5.51%       5.51%        1.54%         3.08%        2.71%       3.80%

Ratios (to average net assets)/
  Supplemental Data:
  Net investment income .........       4.8%        4.8%        5.4%        5.4%         4.6%+         3.1%         2.7%        4.0%
  Net expenses ..................       0.7%        0.7%        0.7%        0.7%         0.7%+         0.7%         0.7%        0.7%
  Expenses (before reimbursement)       1.0%        1.0%        0.9%        0.9%         0.9%+         1.0%         0.9%        1.0%

Net assets at end of
  period (in 000's) .............   $53,890    $317,483     $34,880    $279,843     $221,912      $192,477     $149,907    $182,567


----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, and Class B shares each bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so.

Securities Valuation. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay Money Market Fund


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1.0 billion and 0.175% on assets in excess of $1.0 billion.

The Adviser and Administrator have voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annualized basis 0.70% of the average daily net assets of the Fund. Such excess assumed for the year ended December 31, 1996 was $946,310.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Contingent Deferred Sales Charge. Even though the Fund does not assess a contingent deferred sales charge upon redemption of Class B shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors received from shareholders the proceeds from contingent deferred sales charges for the year ended December 31, 1996 in the amount of $640,623.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Notes to Financial Statements continued


Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $45,556.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $9,948 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $62,593.


Note 4--Capital Share Transactions (in 000's):

                                                   Year ended December 31
                                                   1996               1995
                                            -----------------  -----------------
                                            Class A   Class B  Class A   Class B
                                            -------   -------  -------   -------
Shares sold ..............................  119,893   512,218   88,180   421,596
Shares issued in reinvestment
  of dividends ...........................    2,189    13,788    1,157    12,087
                                            -------   -------   ------   -------
                                            122,082   526,006   89,337   433,683
Shares redeemed ..........................  103,072   488,364   54,457   375,749
                                            -------   -------   ------   -------
Net increase .............................   19,010    37,642   34,880    57,934
                                            =======   =======   ======   =======

Report of Independent Accountants


To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Money Market Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                       This page intentionally left blank

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of Fund] S&P 500*                                 of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 International Equity Fund  graph indicating     internation stock markets with           of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth      You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of Fund] for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for    You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth      may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income            into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities.(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 MONEY MARKET FUND          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want
 California Tax Free Fund   [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
 New York Tax Free Fund     [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that't double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                               Money Market Fund
--------------------------------------------------------------------------------


                              1996 Annual Report

                               December 31, 1996


                              [LOGO] MainStay(R)
                                     Funds


                              Officers & Trustees

                     Alice T. Kane     Chairperson and Trustee
                     Walter W. Ubl     President, Chief Executive
                                       Officer, and Trustee
                   Edward J. Hogan     Trustee
                     Harry G. Hohn     Trustee
          Nancy Maginnes Kissinger     Trustee
                  Terry L. Lierman     Trustee
               Donald E. Nickelson     Trustee
                    Donald K. Ross     Trustee
               Richard S. Trutanic     Trustee
                Jefferson C. Boyce     Senior Vice President
                  Anthony W. Polis     Chief Financial Officer
                Richard W. Zuccaro     Tax Vice President
                A.Thomas Smith III     Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel


[LOGO] MainStay(R) Funds

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Money Market Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.
[GRAPHIC]                                                           MSAN12 (297)

Table of Contents


Chairperson's Letter                                                           2

MainStay New York Tax Free Fund Highlights                                     3

$10,000 Invested in the MainStay New York
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                       4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year Performance                                                       6

Diversification of Holdings--Top 5                                             7

Quality Breakdown                                                              8

Returns & Lipper Rankings                                                      9

Portfolio of Investments                                                      10

Financial Statements                                                          12

Notes to Financial Statements                                                 16

Report of Independent Accountants                                             21

The MainStay Funds                                                            22

[GRAPHIC]


Chairperson's Letter

     The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

MainStay New York Tax Free Fund Highlights


1996 MARKET HIGHLIGHTS

o The New York municipal market had a comparatively uneventful year, with no strong trends or clear direction

o The state's administration demonstrated greater fiscal prudence than the previous administration, providing a positive backdrop for New York municipal bonds

o Anticipation of Federal Reserve policies resulted in market turbulence during the first half of 1996, with a modest recovery io the second half of the year

o Strong performance in the equity markets drew money away from munoicipal securities, weakening demand, while supply remained moderately higher than in 1995

o Controversy over flat tax proposals receded into the background during this election year, reducing investor concerns about the future prospects for tax-exempt securities


1996 FUND HIGHLIGHTS

o One-year total returns of 3.06% aod 2.86% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o Both share classes underperformed the average Lipper+ New York municipal debt fund for the 12 monoths ended 12/31/96

o A neutral duration helped the Fund perform generally in line with the market, while geographic and sector diversification helped manage risk

o    Disciplined security selection assisted performance


----------
+ See footnote and table on page 9 for more information about Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
New York Tax Free Fund versus
Lehman Brothers Municipal Bond
Index and Inflation


Class A Shares

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                        MainStay          Lehman Brothers
                        New York Tax      Municipal Bond
Year-end                Free Fund         Index*            Inflation+
--------                ---------         --------------    ----------
10/1/91                $ 9,550.00          $10,000          $10,000
12/91                  $ 9,748.80          $10,335          $10,051
12/92                  $10,627.60          $11,247          $10,349
12/93                  $11,915.50          $12,628          $10,632
12/94                  $11,353.20          $11,975          $10,908
12/95                  $13,166.80          $14,066          $11,192
12/96                  $13,569.30          $14,689          $11,563


[GRAPHIC] MainStay New York Tax Free Fund

[GRAPHIC] Lehman Brothers Municipal Bond Index*

[GRAPHIC] Inflation+


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                        MainStay          Lehman Brothers
                        New York Tax      Municipal Bond
Year-end                Free Fund         Index*            Inflation+
--------                ---------         --------------    ----------
10/1/91                $10,000.00          $10,000          $10,000
12/91                  $10,208.20          $10,335          $10,051
12/92                  $11,128.40          $11,247          $10,349
12/93                  $12,477.00          $12,628          $10,632
12/94                  $11,888.20          $11,975          $10,908
12/95                  $13,750.90          $14,066          $11,192
12/96                  $14,003.40          $14,689          $11,563


[GRAPHIC] MainStay New York Tax Free Fund

[GRAPHIC] Lehman Brothers Municipal Bond Index*

[GRAPHIC] Inflation+


----------
     The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Returns shown reflect the Contingent Deferred Sales Charge (CDSC) of 1%, as it would apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo of James Flood and Ravi Akhoury

NEW YORK TAX FREE FUND TEAM

James Flood and Ravi Akhoury

     Generally speaking, 1996 was an uneventful year in the New York municipal bond markets. The fiscal prudence demonstrated by the state's administration provided a positive backdrop for municipal bonds in the state, and there were no major blow-ups, defaults, or political events to which municipal investors needed to respond. As a result, general economic trends and supply and demand factors were the primary forces driving the New York municipal market throughout the year.

During the first half of 1996, New York municipal securities were less affected by Federal Reserve policies than by the market's anticipation of how those policies might change. As it happened, over the course of the year, the Fed only adjusted rates once, and then by only 25 basis points.

As the economy began to pick up in the second and third quarters, interest rates started to rise, which took a toll on municipal securities. On average, New York municipal funds closed the first half with negative returns. Early in the fourth quarter, however, the municipal market rallied as the economy showed signs of slowing. The result was positive for most municipal investors, with the average Lipper++ New York municipal debt fund providing a positive 3.15% total return for the 12 months ended December 31, 1996.

In this context, how did the MainStay New York Tax Free Fund perform?

For the 12 months ended December 31, 1996, the MainStay New York Tax Free Fund posted total returns of 3.06% and 2.86% for Class A and Class B shares, respectively, excluding all sales charges. While the Fund generally attempts to perform in line with the market, its results were below the total return of the average Lipper New York municipal debt fund over the same period.

What factors primarily contributed to the Fund's underperformance?

We believe that duration is the single most important factor affecting the performance of a municipal portfolio. Throughout the year, we tried to maintain a relatively neutral duration for the Fund to keep from being blindsided by changes in interest rates and market sentiment. While a longer duration can offer more opportunity when the markets are favorable, it also presents greater risk if the market declines.


[GRAPHIC]


Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Duration
---------
A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


----------
++ See footnote and chart on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

Year-end                  Total Return %
--------                  --------------
12/91                        2.08
12/92                        8.98
12/93                       12.11
12/94                       -4.71
12/95                       15.97 Class A
12/95                       15.67 Class B
12/96                        3.06 Class A
12/96                        2.86 Class B

----------
Returns are for Class A shares unless otherwise noted. See footnote * on page 9 for more information on performance.


How did your duration strategy affect the Fund's performance?

We had mixed results over the course of the year. In the second quarter, we extended the Fund's duration a bit beyond neutral and it had a negative impact. But we made a prompt and disciplined return to a neutral duration when we saw the strategy wasn't paying off. Later in the year, we extended the Fund's duration once again, and when the market rallied in October and November, that move had a positive impact on the Fund's performance. In fact, the Fund achieved most of its gains during the fourth quarter.

What other strategic moves have you made in 1996?

The Fund seeks to provide a high level of current income free from regular federal income tax and New York State and City personal income tax, consistent with the preservation of capital. So our management strategies must take both performance and quality into account. As the number of insured credits continues to grow, opportunities to provide performance enhancements are becoming increasingly scarce. As a result, we've tried to find uninsured issues with attractive price, value, and quality characteristics.

Can you give us some examples?

With about half the portfolio in insured paper, the other half can be invested in securities at various quality levels that may offer opportunities for a yield advantage or capital appreciation. We bought some Battery Park City bonds in a down market and the Fund benefited as the market picked up and perception of the credit improved. We also bought New York City Industrial Development Agency bonds for the Rockefeller Foundation. They were rated AAA--not because of credit enhancement, but on their own merits. As it happened, demand for this type of bond was strong and the bonds performed well for the Fund.

Were there other strong performers?

The Fund also benefited from the timing of certain purchases, which was a positive side effect of the volatility that was experienced


[GRAPHIC]


Insured credits
----------------
Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

--------------------------------------------------------------------------------

DIVERSIFICATION OF HOLDINGS--TOP 5 AS OF 12/31/96

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                                     Percentage
Health                                 22.0%
Transportation                         20.0%
Municipal Revenue/
Urban Development                      16.7%
Education                               8.6%
General Obligation - City               7.8%
All Other                              24.9%


----------
Note: Actual percentages will vary over time.

--------------------------------------------------------------------------------

during the year. We bought Nassau County General Obligation bonds at a good time and saw some capital appreciation there, along with appropriate returns and duration characteristics for the portfolio.

What else contributed to the Fund's performance?

Prerefundings can contribute to performance and we look for issues with characteristics that may make them attractive prerefunding candidates. We held New York City General Obligation bonds with various coupons and maturities that were prerefunded. We also had a prerefunding in Local Government Assistance Corporation bonds. Since prerefundings can shorten maturities and improve quality, their overall impact is usually positive.

How do you seek to protect investors against risk in New York municipal bonds?

While state tax free bond funds in general tend to have natural constraints on diversification, we seek to spread risk across a variety of municipal issuers, sectors, geographic regions, maturities, coupons, and types of securities. That way, if problems arise in any particular sector or if any particular coupon goes out of favor, investors may have a measure of protection. In New York, diversification is particularly difficult to achieve, since a smaller number of issuers tend to occupy a larger share of the market. In fact, during 1996, the Fund reduced its holdings of New York City bonds.

Why did you do that?

We didn't want too heavy an exposure in a single geographic area and we felt the bonds were fully priced. The decision balanced price and risk management considerations.

How did supply and demand affect the portfolio in 1996?

While the supply of New York municipal bonds was moderate, demand decreased as investors poured money into the equity markets. The effect was negative for the Fund and the municipal markets in general.


[GRAPHIC]


Prerefunding
------------
Returning principal prior to the initial date at which a bond can be called or "refunded" (usually 10 years after issuance). In order to prerefund, the issuer must return the par value of the bond and provide or guarantee interest payments through the initial call date.

Supply and demand
-----------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

[GRAPHIC]


A small portion of
income may be subject
to state and local taxes
and the Alternative
Minimum Tax. Capital
gains, if any, may also
be taxed.


Another difficulty for the market as a whole has been a reduction in the number of municipal bond dealers, which has reduced the liquidity of municipal bonds overall.

What's your outlook for 1997?

We think New York municipal bonds still represent value, particularly for New York residents in high tax brackets. Barring any major upsets in 1997, we believe interest rate movements, economic trends, and inflation concerns will continue to be the major determinants of value. We'll continue to search for opportunities and manage the Fund's duration and quality to seek attractive current yields while preserving capital for the Fund's shareholders.

Ravi Akhoury
James Flood
Portfolio Managers


QUALITY BREAKDOWN AS OF 12/31/96


[GRAPHIC]


[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                                   Percentage
AAA                                    52.4%
AA                                      5.3%
A                                      22.5%
BBB                                    16.9%
Cash & Equivalents                      2.9%


----------
Note: Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                        1 year        5 years     Life of Fund through 12/31/96
Class A                 3.06%         6.84%                   6.91%
Class B                 2.86%         6.74%                   6.82%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                        1 year        5 years     Life of Fund through 12/31/96
Class A                 -1.58%        5.86%                   5.98%
Class B                 -2.14%        6.43%                   6.67%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
                        1 year        5 years               Life of Fund
                                                            through 12/31/96
Class A                 58 out of     22 out of             26 out of
                        96 funds      44 funds              43 funds
Class B                 70 out of     n/a                       n/a
                        96 funds
Average Lipper NY
municipal debt fund     3.15%         6.73%                     6.97%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
                    NAV 12/31/96       Income                 Capital Gains
Class A               $9.91           $0.5036                   $0.0000
Class B               $9.84           $0.4523                   $0.0000
================================================================================


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect the assumption of certain Fund expenses by the Fund's Administrator and Adviser. Had these expenses not been assumed, total return figures would have been lower. This expense limitation may be terminated or revised at any time.
     Class B shares, first offered on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to .50%. Performance figures for this class include the historical performance of the respective Class A shares from inception (10/1/91) through 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering through 12/31/96. Class B shares were first offered to the public on 1/3/95; Class A shares on 10/1/91.


[GRAPHIC]

MainStay New York Tax Free Fund

                                                        Principal
                                                         Amount         Value
                                                     ===========================
LONG-TERM MUNICIPAL BONDS (97.1%)+

NEW YORK (86.7%)
Battery Park City Authority Revenue
  Series A
  5.50%, due 11/1/26 ...........................      $  900,000      $  883,125
Metropolitan Transportation
  Authority Service Contract
  Commuter Facilities Revenue
  Series L
  7.50%, due 7/1/17 ............................       1,385,000       1,473,294
Monroe County Airport Authority
  Greater Rochester International
  Airport Revenue
  7.25%, due 1/1/19 (a) ........................         750,000         814,687
Municipal Assistance Corp.
  New York City, Series 67
  7.625%, due 7/1/08 (b) .......................         800,000         874,000
Nassau County General Obligation
  Series T
  5.20%, due 9/1/15 ............................         650,000         623,187
New York City Educational
  Construction Fund Revenue
  5.50%, due 4/1/26 ............................         800,000         786,000
New York City General Obligation
  Series C
  7.20%, due 8/15/15 ...........................         355,000         378,075
  7.50%, due 8/1/20 ............................         300,000         336,375
  Series F
  8.20%, due 11/15/04 ..........................         170,000         192,312
New York City Industrial
  Development Agency Civil Facility
  Revenue, Rockefeller Foundation
  Project
  5.375%, due 7/1/23 (b) .......................       1,000,000         973,750
New York City Trust
  Cultural Resources Revenue
  Botanical Garden
  5.80%, due 7/1/26 ............................       1,000,000       1,011,250
New York State Dormitory Authority
  Revenue, Manhattanville
  (zero coupon), due 7/1/19 ....................       2,175,000         614,437
  (zero coupon), due 7/1/21 ....................       1,175,000         296,688
  Park Ridge Housing Income Project
  7.85%, due 2/1/29 (b) ........................         800,000         858,000
New York State Energy Research &
  Development Authority, Electric Co.
  Facilities Revenue, Con Edison
  Series A
  7.75%, due 1/1/24 (a) ........................         500,000         521,735
  Project B
  9.25% due 9/15/22 (a) ........................          45,000          47,221



                                                        Principal
                                                         Amount         Value
                                                     ===========================
NEW YORK (Continued)
New York State Environmental
  Facilities Corp. Pollution Control
  Revenue State Water
  Series A
  4.65%, due 6/15/07 ...........................      $  395,000      $  384,138
New York State Housing Finance
  Agency Service Contract Obligation
  Revenue, Series A
  7.65%, due 3/15/05 ...........................          60,000          66,675
New York State Medical Care Facilities
  Finance Agency Revenue
  7.50%, due 2/15/21 ...........................         755,000         833,331
  7.875%, due 8/15/20 ..........................         800,000         883,000
  8.875%, due 8/15/07 ..........................         605,000         632,092
New York State Medical Care
  Facilities Finance Agency Revenue
  St. Francis Hospital of Roslyn
  Project A
  7.625%, due 11/1/21 ..........................       1,035,000       1,112,625
New York State Urban Development
  Corp. Revenue
  5.50%, due 7/1/22 ............................         900,000         855,000
Port Authority of New York &
  New Jersey Consolidated Bonds
  Series 104
  5.125%, due 7/15/14 ..........................         500,000         484,375
  Series 52
  9.00%, due 11/1/24 ...........................         150,000         167,250
Triborough Bridge & Tunnel Authority
  of New York, General Purpose Revenue
  Series L
  8.00%, due 1/1/07 ............................          50,000          52,806
  8.125%, due 1/1/12 ...........................         850,000         896,674
                                                                      -----------
                                                                      17,052,102
                                                                      -----------
PUERTO RICO (10.4%)
Puerto Rico Commonwealth Aqueduct &
  Sewer Authority Revenue
  5.00%, due 7/1/15 ............................         700,000         647,500
Puerto Rico Commonwealth Highway &
  Transportation Authority Revenue
  Series Y
  5.50%, due 7/1/26 ............................         900,000         868,500
Puerto Rico Municipal Financing Agency
  Series A
  8.25%, due 7/1/08 ............................         500,000         536,875
                                                                      -----------
                                                                       2,052,875
                                                                      -----------
Total Investments
  (Cost $18,844,004) (c) .......................            97.1%     19,104,977(d)
Cash and Other Assets, Less Liabilities ........             2.9         566,865
                                                      -----------     -----------
Net Assets .....................................           100.0%    $19,671,842
                                                      ===========     ===========


----------
+    Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments    December 31, 1996

                                                         Contracts   Unrealized
                                                           Long    Appreciation
                                                         ======================
FUTURES CONTRACTS (0.0%) (e)

Municipal Bond
  March 1997 (30 year) .........................            4      $    1,125
                                                                   ----------
Total Futures Contracts
  (Settlement Value $464,250) ..................                   $    1,125(f)
                                                                   ==========


----------
(a)  Interest on these securities is subject to alternative minimum tax.
(b)  Segregated or partially segregated as collateral for futures contracts.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $260,973, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $406,042 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $145,069.
(e)  Less than one tenth of a percent.
(f) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1996.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value (identified cost $18,844,004) ..................   $ 19,104,977
Cash ..............................................................................         61,144
Receivables:
  Investment securities sold ......................................................        607,169
  Interest ........................................................................        485,225
  Fund shares sold ................................................................         13,007
Other assets ......................................................................             12
                                                                                      ------------
   Total assets ...................................................................     20,271,534
                                                                                      ------------
LIABILITIES:
Payables:
  Investment securities purchased .................................................        440,307
  Fund shares redeemed ............................................................         89,619
  NYLIFE Distributors .............................................................          9,886
  Transfer agent ..................................................................          4,894
  Adviser .........................................................................          4,217
  Custodian .......................................................................          1,988
  Trustees ........................................................................            153
Accrued expenses ..................................................................         40,990
Variation margin payable on futures contracts .....................................          7,638
                                                                                      ------------
   Total liabilities ..............................................................        599,692
                                                                                      ------------
Net assets ........................................................................   $ 19,671,842
                                                                                      ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
 unlimited number of shares authorized:
  Class A .........................................................................   $     15,706
  Class B .........................................................................          4,167
Additional paid-in capital ........................................................     19,535,830
Accumulated undistributed net investment income ...................................          3,279
Accumulated net realized loss on investments ......................................       (149,238)

Unrealized appreciation on investments ............................................        262,098
                                                                                      ------------
Net assets ........................................................................   $ 19,671,842
                                                                                      ============
CLASS A
Net assets applicable to outstanding shares .......................................   $ 15,571,948
                                                                                      ============
Shares of beneficial interest outstanding .........................................      1,570,554
                                                                                      ============
Net asset value per share outstanding .............................................   $       9.91
Maximum sales charge (4.50% of offering price) ....................................           0.47
                                                                                      ------------
Maximum offering price per share outstanding ......................................   $      10.38
                                                                                      ============
CLASS B
Net assets applicable to outstanding shares .......................................   $  4,099,894
                                                                                      ============
Shares of beneficial interest outstanding .........................................        416,659
                                                                                      ============
Net asset value per share outstanding .............................................   $       9.84
                                                                                      ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Interest ............................................             $ 1,230,853
                                                                    -----------
Expenses:
  Administration ......................................                  49,368
  Advisory ............................................                  49,368
  Service .............................................                  49,368
  Shareholder communication ...........................                  47,912
  Transfer agent ......................................                  32,735
  Professional ........................................                  19,689
  Custodian ...........................................                  18,588
  Distribution--Class B ...............................                   7,037
  Amortization of organization expense ................                   6,404
  Registration ........................................                   2,232
  Trustees ............................................                     513
  Miscellaneous .......................................                   9,203
                                                                    -----------
   Total expenses before reimbursement ................                 292,417
Expense reimbursement from Adviser and Administrator ..                 (39,823)
                                                                    -----------
   Net expenses .......................................                 252,594
                                                                    -----------
Net investment income .................................                 978,259
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions ...............................                 216,312
  Futures transactions ................................                 (38,283)
                                                                    -----------
Net realized gain on investments ......................                 178,029
                                                                    -----------
Net change in unrealized appreciation on investments:
  Security transactions ...............................                (554,466)
  Futures transactions ................................                   1,125
                                                                    -----------
Net unrealized loss on investments ....................                (553,341)
                                                                    -----------
Net realized and unrealized loss on investments .......                (375,312)
                                                                    -----------
Net increase in net assets resulting from operations ..             $   602,947
                                                                    ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                               Year ended      Year ended
                                                                              December 31,    December 31,
                                                                                  1996            1995
                                                                              ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income ....................................................  $    978,259    $    981,802
  Net realized gain on investments .........................................       178,029         426,130
  Net change in unrealized appreciation
    (depreciation) on investments ..........................................      (553,341)      1,308,574
                                                                              ------------    ------------
  Net increase in net assets resulting
   from operations .........................................................       602,947       2,716,506
                                                                              ------------    ------------
Dividends to shareholders:
  From net investment income:
   Class A .................................................................      (860,400)       (936,551)
   Class B .................................................................      (132,523)        (46,485)
                                                                              ------------    ------------
     Total dividends to shareholders .......................................      (992,923)       (983,036)
                                                                              ------------    ------------
Capital share transactions:

Net proceeds from sale of shares:
   Class A .................................................................       714,259         933,639
   Class B .................................................................     2,775,763       1,529,472
  Net asset value of shares issued to
   shareholders in reinvestment of dividends:
   Class A .................................................................       326,939         363,729
   Class B .................................................................        87,529          29,496
                                                                              ------------    ------------
                                                                                 3,904,490       2,856,336
  Cost of shares redeemed:
   Class A .................................................................    (3,316,131)     (1,843,250)
   Class B .................................................................      (362,803)        (15,993)
                                                                              ------------    ------------
     Increase in net assets derived from
      capital share transactions ...........................................       225,556         997,093
                                                                              ------------    ------------
     Net increase (decrease) in net assets .................................      (164,420)      2,730,563

NET ASSETS:

Beginning of year ..........................................................    19,836,262      17,105,699
                                                                              ------------    ------------
End of year ................................................................  $ 19,671,842    $ 19,836,262
                                                                              ============    ============
Accumulated undistributed net investment income ............................  $      3,279    $     17,943
                                                                              ============    ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                     Class A
                                                                                ====================================================
                                                                                                                        October 1,
                              Class A     Class B       Class A     Class B     September 1          Year ended          1991(a)
                              -------     -------       -------     -------       through             August 31          through
                                   Year ended               Year ended          December 31     --------------------     August 31,
                               December 31, 1996         December 31, 1995         1994*          1994          1993      1992
                            =====================     =====================      ==========     =======       =======   =========
Net asset value at
  beginning of period ..     $10.12        $10.02       $9.20         $9.20        $9.58         $10.43         $9.95       $9.55
                            -------        ------     -------        ------      -------        -------       -------     -------
Net investment income ..       0.50          0.45        0.52          0.59         0.19           0.56          0.60        0.49
Net realized and
  unrealized gain (loss)
  on investments .......      (0.21)        (0.18)       0.91          0.82        (0.39)         (0.59)         0.54        0.34
                            -------        ------     -------        ------      -------        -------       -------     -------
Total from investment
  operations ...........       0.29          0.27        1.43          1.41        (0.20)         (0.03)         1.14        0.83
                            -------        ------     -------        ------      -------        -------       -------     -------
Less dividends and
  distributions:
From net investment
  income ...............      (0.50)        (0.45)      (0.51)        (0.59)       (0.18)         (0.57)        (0.65)      (0.43)
From net realized gain
  on investments .......         --            --          --            --           --          (0.25)        (0.01)         --
                            -------        ------     -------        ------      -------        -------       -------     -------
Total dividends and
  distributions ........      (0.50)        (0.45)      (0.51)        (0.59)       (0.18)         (0.82)        (0.66)      (0.43)
                            -------        ------     -------        ------      -------        -------       -------     -------
Net asset value at
  end of period ........      $9.91         $9.84      $10.12        $10.02        $9.20          $9.58        $10.43       $9.95
                            =======        ======     =======        ======      =======        =======       =======     =======
Total investment
  return (b) ...........       3.06%         2.86%      15.97%        15.67%       (2.11%)        (0.35%)       11.88%       8.95%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         5.0%          4.7%        5.4%          5.1%         6.1%+          5.7%          6.0%        5.9%+
  Net expenses .........       1.24%         1.49%       1.24%         1.49%        0.99%+         0.99%         0.98%       0.99%+
  Expenses (before
   reimbursement) ......        1.4%          1.6%        1.4%          1.6%         1.2%+          1.1%          1.2%        1.5%+
Portfolio turnover rate         114%          114%        114%          114%          39%           169%          131%         23%
Net assets at end of
  period (in 000's) ....    $15,572        $4,100     $18,248        $1,588      $17,106        $17,862       $15,665     $10,605


----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Commencement of operations.
(b) Total return is calculated exclusive of sales charges and is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay New York Tax Free Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Notes to Financial Statements


Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

MainStay New York Tax Free Fund


Organization Costs. Costs incurred in connection with the Fund's initial organization and registration amounted to $43,769 for the Fund. Such costs were amortized over 60 months beginning at the commencement of operations of the Fund.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration of Credit Risk. The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York and the Commonwealth of Puerto Rico.


Note 3--Fees and Related Party Policies:

Investment Advisory And Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.25% of the average daily net assets of the Fund.

The Adviser and the Administrator have voluntarily agreed to reimburse the expenses for the Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B, shares respectively, of the average daily net assets. The expense reimbursement to the Fund for the year ended December 31, 1996 was $39,823.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to

Notes to Financial Statements continued


the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $22,774 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $2,810 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay New York Tax Free Fund


Capital. At December 31, 1996, NYLIFE Securities and NYLIFE Distributors held shares of Class A with a net asset value of $99,100 and $5,949,930, respectively, which represents 0.6% and 38.2%, respectively, of the Class A net assets at year end.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $458.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $605 for the year ended December 31, 1996.


Note 4--Federal Income Tax:

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards of $148,114 are available to the extent provided by regulations to offset future realized gains of the Fund through 2002. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund utilized $179,154 of capital loss carryforward during the current year.


Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $22,127 and $22,096, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                           Year ended December 31
                                                         1996                   1995
                                                   ----------------------------------------
                                                   Class A    Class B    Class A    Class B
                                                   -------    -------    -------    -------
Shares sold .....................................     73       286          97        157
Shares issued in reinvestment of dividends ......     33         9          38          3
                                                     ---       ---         ---        ---
                                                     106       295         135        160
Shares redeemed .................................    338        37         191          2
                                                     ---       ---         ---        ---
Net increase (decrease) .........................   (232)      258         (56)       158
                                                     ===       ===         ===        ===

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay New York Tax Free Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

The Mainstay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of Fund] S&P 500*                                 of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 International Equity Fund  graph indicating     international stock markets with         of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth      You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of Fund] for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for    You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth      may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income            into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
NEW YORK TAX FREE FUND      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                            New York Tax Free Fund
--------------------------------------------------------------------------------


                               1996 Annual Report

                               December 31, 1996


                            [LOGO] MainStay(R)
                                   Funds


                              Officers & Trustees

                       Alice T. Kane     Chairperson and Trustee
                       Walter W. Ubl     President, Chief Executive
                                         Officer, and Trustee
                     Edward J. Hogan     Trustee
                       Harry G. Hohn     Trustee
            Nancy Maginnes Kissinger     Trustee
                    Terry L. Lierman     Trustee
                 Donald E. Nickelson     Trustee
                      Donald K. Ross     Trustee
                 Richard S. Trutanic     Trustee
                  Jefferson C. Boyce     Senior Vice President
                    Anthony W. Polis     Chief Financial Officer
                  Richard W. Zuccaro     Tax Vice President
                 A. Thomas Smith III     Secretary

                          Dechert Price & Rhoads
                             Legal Counsel


[LOGO] MainStay(R) Funds

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay New York Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSAN13 (297)
[GRAPHIC]

Table of Contents


Chairperson's Letter                                2

MainStay Tax Free Bond Fund Highlights              3

$10,000 Invested in the MainStay Tax
Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                            4

Portfolio Management Discussion and Analysis        5

Year-by-Year Performance                            6

Diversification by State--Top 5                     7

Quality Breakdown                                   8

Returns & Lipper Rankings                           9

Top 10 Holdings                                    10

Portfolio of Investments                           11

Financial Statements                               16

Notes to Financial Statements                      20

Report of Independent Accountants                  25

The MainStay Funds                                 26

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay Tax Free Bond Fund Highlights


1996 MARKET HIGHLIGHTS

o The year was comparatively uneventful, with no strong trends or clear direction in the municipal bond markets

o Anticipation of Federal Reserve policies resulted in market turbulence during the first half of 1996, with a modest recovery in the second half of the year

o Strong performance in the equity markets drew money away from municipal securities, weakening demand, while supply remained moderately higher than in 1995

o Controversy over flat tax proposals receded into the background during this election year, reducing investor concerns about the future prospects for tax-exempt securities


1996 FUND HIGHLIGHTS

o One-year total returns of 3.63% and 3.33% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o Both share classes modestly outperformed the average Lipper+ general municipal debt fund for the 12 months ended 12/31/96

o A neutral portfolio duration helped the Fund perform in line with the market, while geographic and sector diversification helped manage risk

o    During 1996, the Fund's track record exceeded 10 years


----------
+ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

           Lehman Brothers         Mainstay Tax Free
          Municipal Bond Index*        Bond Fund                Inflation+
--------------------------------------------------------------------------------
5/1/86          $10,000               $ 9,550                    $10,000
12/86           $10,826               $10,123.4                  $10,193
12/87           $10,989               $10,181.9                  $10,644
12/88           $12,106               $11,074.3                  $11,113
12/89           $13,412               $11,891.3                  $11,629
12/90           $14,390               $12,447.6                  $12,355
12/91           $16,137               $13,803.2                  $12,724
12/92           $17,560               $14,965                    $13,100
12/93           $19,717               $16,520.5                  $13,459
12/94           $18,697               $15,525.4                  $13,809
12/95           $21,962               $17,854.7                  $14,168
12/96           $22,935               $18,503.1                  $14,637


[GRAPHIC] MainStay Tax Free Bond Fund

[GRAPHIC] Lehman Brothers Municipal Bond Index*

[GRAPHIC] Inflation+


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

           Lehman Brothers         Mainstay Tax Free
          Municipal Bond Index*        Bond Fund                Inflation+
--------------------------------------------------------------------------------
5/1/86          $10,000               $10,000                    $10,000
12/86           $10,826               $10,600.4                  $10,193
12/87           $10,989               $10,661.7                  $10,644
12/88           $12,106               $11,596.1                  $11,113
12/89           $13,412               $12,451.6                  $11,629
12/90           $14,390               $13,034.1                  $12,355
12/91           $16,137               $14,453.6                  $12,724
12/92           $17,560               $15,670.1                  $13,100
12/93           $19,717               $17,298.9                  $13,459
12/94           $18,697               $16,257                    $13,809
12/95           $21,962               $18,673.2                  $14,168
12/96           $22,935               $19,295.8                  $14,637


[GRAPHIC] MainStay Tax Free Bond Fund

[GRAPHIC] Lehman Brothers Municipal Bond Index*

[GRAPHIC] Inflation+


----------
   The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge
   (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo of Tax Free Bond Fund Team

TAX FREE BOND FUND TEAM

James Flood and Ravi Akhoury


Generally speaking, 1996 was an uneventful year in the municipal markets. There were no major blow-ups, defaults, or political events to which municipal investors needed to respond. As a result, general economic trends and supply and demand factors were the primary forces driving the municipal market throughout the year.

During the first half of 1996, municipal securities were less affected by Federal Reserve (Fed) policies than by the market's anticipation of how those policies might change. As it happened, over the course of the year, the Fed only adjusted rates once, and then by only 25 basis points.

As the economy began to pick up in the second and third quarters, interest rates started to rise, which took a toll on municipal securities. On average, municipal funds closed the first half with negative returns. Early in the fourth quarter, however, the municipal market rallied as the economy showed signs of slowing. The result was positive for most municipal investors, with the average Lipper++ general municipal debt fund providing a positive 3.30% total return for the 12 months ended December 31, 1996.

In this context, how did the MainStay Tax Free Bond Fund perform?

We think the Fund did well. For the 12 months ended December 31, 1996, the MainStay Tax Free Bond Fund posted total returns of 3.63% and 3.33% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes outperformed their average Lipper peer fund over the same period.

How did you seek to enhance the Fund's performance in an uneventful year?

We believe that duration is the single most important factor affecting the performance of a municipal portfolio. Throughout the year, we tried to maintain a relatively neutral portfolio duration, to keep from being blindsided by changes in interest rates and market sentiment. While a longer duration offers more opportunity when the markets are favorable, it also presents greater risk if the market declines.

How has your duration strategy affected the Fund's performance?

Generally, the results were positive. In the second quarter, we extended the Fund's duration a bit beyond neutral and it had a


[GRAPHIC]


Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Duration
--------
A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


----------
++ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

--------------------------------------------------------------------------------

Insured credits
---------------
Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

Yield spread
------------
The difference in yield between securities in different market sectors, such as Treasury securities and municipal bonds--or between

--------------------------------------------------------------------------------

YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL]

Year-end                    Total Return %
--------                    --------------
 12/86                           6.01
 12/87                           0.58
 12/88                           8.77
 12/89                           7.38
 12/90                           4.68
 12/91                          10.89
 12/92                           8.41
 12/93                          10.39
 12/94                          -6.02
 12/95                          15.00 Class A
 12/95                          14.86 Class B
 12/96                           3.63 Class A
 12/96                           3.33 Class B
 Year-end


----------
Returns are for Class B Shares unless otherwise noted. See footnote * on page 9 for more information on performance.

--------------------------------------------------------------------------------

negative impact. But we made a prompt and disciplined return to a neutral duration when we saw our strategy wasn't paying off. Later in the year, we extended the Fund's duration once again, and when the market rallied in October and November, that move had a positive impact on the Fund's performance.

What other strategic moves did you make in 1996?

The Fund seeks to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital. So our management strategies must take both performance and quality into account. As the number of insured credits continues to grow, opportunities to provide performance enhancements are becoming increasingly scarce. As a result, we've tried to find uninsured issues with attractive price, value, and quality characteristics.

Can you give us an example?

We've identified potential opportunities among BBB-rated hospital issues, which we've selectively purchased over time. We feel many of these issues offer attractive risk/reward relationships. AAA-rated bonds may represent the highest quality, but typically provide the lowest yields. While A-rated bonds are not quite as strong from a quality standpoint, generally they offer higher yields. During the year, however, the difference in yield, also known as the spread between these securities dropped to as little as 10 to 15 basis points. The Fund's investments took advantage of the wider spreads, or more significant yield advantages, of BBB-rated issues. As a group, the Fund's BBB-rated hospital bonds have done very well and have helped contribute positively to performance.

Why was that?

As spreads between AAAs and A-rated bonds narrowed, more and more investors started looking for more yield among BBB issues, which made them more attractive in the market. We currently believe that the higher yields of these bonds more than compensates for their lower quality, and we're continuing to closely monitor their performance.

DIVERSIFICATION BY STATE--TOP 5 AS OF 12/31/96

[THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                                      Percent
---------------------------------------------
New York                               18.4%
California                             14.0%
Illinois                               10.6%
Texas                                   8.7%
Colorado                                6.8%
All Other                              41.5%
---------------------------------------------


----------
Note: Actual percentages will vary over time.


What was the strongest performing bond during the year?

Interestingly, it was one of the Fund's BBB hospital issues--a Bay County Florida Medical Center bond that was prerefunded during the year. As a result, it went from being a 23-year BBB hospital issue to an 8-year bond, backed by government securities. The shorter maturity and higher quality definitely helped the portfolio.

Were there other prerefundings in the portfolio?

Yes. Various New York City General Obligation bonds were prerefunded, which helped performance. We also benefited when a New York Local Government Assistance Corporation bond was prerefunded.

Are there other purchases that had a positive impact on the Fund's performance?

Yes. In September, we purchased an insured Denver Airport issue that offered a high current coupon and a short duration. It has done well, performing closely in line with the market. We also purchased a Foothill-Eastern Transportation zero coupon bond for a California toll road that's under construction. The bond is rated BBB and provides an attractive yield. Not only did this issue help the Fund maintain an appropriate duration, we feel it may appreciate in price as the project nears completion.

What other new purchases helped the portfolio?

Another bond that's done well is an Arapahoe County Highway bond, a Colorado issue we bought in July and November. We felt it represented good value and its performance has had a positive impact on the portfolio. We also purchased some North Carolina Water and Sewer bonds when the market was near a low. We felt the bonds represented strong relative value, and when the market rose, they did very well.

Would you say the Fund is diversified by state and by type of issuer?

Yes we would. We bought bonds across the country in 1996, with issuers ranging from airports and education to urban development, and just about everything in


[GRAPHIC]


Prerefunding
------------
Returning principal prior to the initial date at which a bond can be called or "refunded" (usually 10 years after issuance). In order to prerefund, the issuer must return the par value of the bond and provide or guarantee interest payments through the initial call date.

[GRAPHIC]

--------------------------------------------------------------------------------

Supply and demand
-----------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

A small portion of income may be subject to state and local taxes and the Alternative Minimum Tax Capital gains, if any, may also be taxed.

--------------------------------------------------------------------------------

between. We also try to diversify by coupon and maturity so that a weakness in any single segment of the market won't have an overwhelming effect on the portfolio.

What securities did you sell during 1996?

We had a number of municipal bonds with 4.75% coupons, but found they weren't performing the way we felt they should. Although these bonds generally perform well under different interest rate scenarios, we felt demand for this particular coupon was declining so we decided to reduce our exposure in that area. Even though the bonds had weakened a bit, we believe the decision was a positive one in terms of controlling risk.

How did supply and demand affect the portfolio in 1996?

While the supply of municipal bonds was moderate, demand decreased as investors poured money into the equity markets. The effect was negative for the Fund and the municipal markets in general. Another difficulty for the market as a whole has been a reduction in the number of municipal bond dealers, which has reduced the liquidity of municipal bonds overall.

What's your outlook for 1997?

We think municipal bonds still represent value, particularly for tax-conscious investors. Barring any major upsets in 1997, we believe interest rate movements, economic trends, and inflation concerns will continue to be the major determinants of value. We'll continue to search for opportunities and manage our duration and quality to seek attractive current yields while preserving capital for our shareholders.



Ravi Akhoury
James Flood
Portfolio Managers


QUALITY BREAKDOWN AS OF 12/31/96

[THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                                Percent
-----------------------------------------------
AAA                              51.9%
AA                                5.9%
A                                10.8%
BBB                              29.6%
Cash & Equivalents                1.8%
-----------------------------------------------


----------
Note: Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                     1 year          5 years       10 years       Life of Fund
                                                                through 12/31/96
Class A               3.63%           6.04%          6.22%           6.39%
Class B               3.33%           5.95%          6.17%           6.35%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                      year           5 years       10 years       Life of Fund
                                                                through 12/31/96
Class A               -1.03%          5.06%          5.73%           5.93%
Class B               -1.67%          5.63%          6.17%           6.35%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
                      1 year          5 years        10 years     Life of Fund
                                                                through 12/31/96
Class A                87 out of      n/a            n/a            n/a
                      225 funds
Class B               119 out of       92 out of     60 out of      54 out of
                      225 funds       103 funds      64 funds       57 funds
Average Lipper
general municipal
debt fund             3.30%           6.78%          7.18%          7.78%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
                  NAV 12/31/96         Income            Capital Gains
Class A               $9.84           $0.5262              $0.0000
Class B               $9.84           $0.5086              $0.0000
================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to .50%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

[GRAPHIC]


----------
Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.


Top 10 Holdings as of 12/31/96

-----------------------------------------------------------------------------------
 HOLDING                                                                  AMOUNT
===================================================================================
Denver Colorado City & County Airport Revenue,
    Series D, 7.75%, due 11/15/21                                       $17,422,256
Arapahoe County (Colorado) Capital Improvement
    Trust Fund Highway Revenue, 7.00%, due 8/31/26                       17,344,688
Michigan State Hospital Finance Authority Revenue,
    Genesys Health Systems, Series A, 7.50%, due 10/1/27                 16,437,262
Georgia Municipal Electric Authority Power Revenue,
    8.00%, due 1/1/15                                                    15,565,117
Los Angeles County (California) Metropolitan Transportation Authority
    Sales Tax Revenue, 5.00%, due 7/1/25                                 14,516,250
Texas Water Resources Finance Authority Revenue,
    7.625%, due 8/15/08                                                  12,812,756
Illinois Development Finance Authority, Pollution Control Revenue,
    Illinois Power Co., Series A, 8.30%, due 4/1/17                      10,675,000
Detroit Michigan Sewer Disposal Revenue, Series A, 5.00%, due 7/1/25      9,864,281
Charlotte (North Carolina) General Obligation Water & Sewer,
    5.60%, due 5/1/21                                                     9,757,344
New York State Urban Development Corp. Revenue, Correctional
    Capital Facilities, Series A, 5.25%, due 1/1/21                       9,037,500
===================================================================================

Portfolio of Investments December 31, 1996

                                                     Principal
                                                       Amount          Value
                                                   =============================
LONG-TERM MUNICIPAL BONDS (98.0%)+

ALABAMA (0.8%)
Birmingham Alabama Airport
  Authority Revenue, Series A
  7.375%, due 7/1/10 (a)                             $ 3,600,000     $ 3,937,500
                                                                     -----------


CALIFORNIA (14.0%)
Clovis California Unified School
  District, Series D
  (zero coupon), due 8/1/10                            4,700,000       2,244,250
  (zero coupon), due 8/1/11                            1,000,000         448,750
East Bay Municipal Utilities
  District, Water System Revenue
  5.00%, due 6/1/26                                    6,000,000       5,505,000
Eden Township Hospital
  District Revenue
  7.40%, due 11/1/19                                   5,300,000       5,571,625
Foothill-Eastern Transportation
  Corridor Agency, Toll Road
  Revenue, Series A
  (zero coupon), due 1/1/24                            6,255,000       1,149,356
  (zero coupon), due 1/1/27                           56,105,000       8,415,750
  (zero coupon), due 1/1/28                           23,540,000       3,325,025
  5.00%, due 1/1/35                                    4,150,000       3,522,312
Irvine California Unified School District
  Special Tax Community Facilities
  Series A
  8.10%, due 11/15/13                                    250,000         272,813
Los Angeles County Metropolitan
  Transportation Authority Sales Tax
  Revenue, Series A
  5.00%, due 7/1/25                                   15,800,000      14,516,250
Los Angeles County Transport
  Commission Sales Tax Revenue
  Series A
  7.40%, due 7/1/15                                      600,000         646,500
  8.00%, due 7/1/16                                      600,000         625,290
Northern California Power Agency
  Public Power Revenue
  Hydroelectric Project 1
  7.15%, due 7/1/24                                    7,100,000       7,446,125
Oakland California Revenue, Series A
  7.60%, due 8/1/21                                    5,500,000       5,885,000
Riverside California Hospital
  Revenue, Riverside Community
  Hospital, Series A
  6.75%, due 11/1/15                                   1,000,000       1,007,500
Santa Cruz County Public Financing
  Authority Revenue
  Tax Allocation, Series B
  7.625%, due 9/1/21                                     175,000         194,469


                                                     Principal
                                                       Amount          Value
                                                   =============================
CALIFORNIA (Continued)
South Coast Air Quality Management
  District Building Corp., California
  Revenue, Series B
  (zero coupon), due 8/1/06                         $ 2,700,000      $ 1,663,875
  (zero coupon), due 8/1/07                           3,400,000        1,959,250
Southern California Public Power
  Authority Project Revenue
  Mead-Adelanto, Series A
  4.875%, due 7/1/20                                  5,000,000        4,462,500
  Mead-Phoenix, Series A
  4.875%, due 7/1/20                                  2,500,000        2,231,250
Walnut California Improvement
  Agency Tax Allocation
  7.90%, due 9/1/09                                     385,000          412,913
                                                                      ----------
                                                                      71,505,803
                                                                      ----------


COLORADO (6.8%)
Arapahoe County Capital Improvement
Trust Fund Highway Revenue
7.00%, due 8/31/26                                   15,750,000       17,344,688
Denver Colorado City & County
  Airport Revenue, Series D
  7.75%, due 11/15/21                                15,435,000       17,422,256
                                                                      ----------
                                                                      34,766,944
                                                                      ----------


DISTRICT OF COLUMBIA (1.7%)
District of Columbia Revenue
  Georgetown University, Series A
  7.40%, due 4/1/18                                   5,380,000        5,763,325
  7.40%, due 4/1/18                                   2,815,000        3,047,238
                                                                      ----------
                                                                       8,810,563
                                                                      ----------


FLORIDA (3.6%)
Bay County Florida Hospital System
  Revenue, Bay Medical Center Project
  8.00%, due 10/1/19                                  4,000,000        4,845,000
Dade County Florida
  5.125%, due 10/1/21                                 3,500,000        3,307,500
Florida State Board of Education
  Capital Outlay
  Series A
  5.00%, due 6/1/24                                   4,740,000        4,325,250
Orange County Health Facilities
  Authority Revenue, Pooled
  Hospital Loan Program, Series B
  7.875%, due 12/1/25                                 5,965,000        6,172,761
                                                                      ----------
                                                                      18,650,511
                                                                      ----------


------------
+  Percentage indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statement

MainStay Tax Free Bond Fund

                                                     Principal
                                                       Amount          Value
                                                   =============================
LONG-TERM MUNICIPAL BONDS (Continued)

GEORGIA (3.0%)
Georgia Municipal Electric Authority
  Power Revenue, Series A
  8.00%, due 1/1/15 (b)                             $14,745,000      $15,565,117
                                                                     -----------


ILLINOIS (10.6%)
Chicago Illinois Gas Supply Revenue
  Peoples Gas, Light & Coke Co.
  Series A
  8.10%, due 5/1/20 (a)                               2,000,000        2,212,500
Chicago Illinois General Obligation
  Series B
  5.125%, due 1/1/25                                  7,000,000        6,370,000
Chicago Illinois Park District
  General Obligation
  5.60%, due 1/1/21                                   1,400,000        1,358,000
Illinois Development Finance
  Authority Pollution Control
  Revenue, Illinois Power Co.
  Series C
  7.625%, due 12/1/16 (a)                             3,500,000        3,636,920
  Series A
  8.30%, due 4/1/17 (b)                              10,000,000       10,675,000
Illinois Health Facilities Authority
  Revenue, Glenoaks Hospital
  Series E
  9.50%, due 11/15/19                                   890,000        1,020,163
  Hinsdale Hospital, Series A
  9.00%, due 11/15/15                                 6,265,000        7,063,787
  Series B
  9.00%, due 11/15/15                                 1,870,000        2,110,762
  Series C
  9.50%, due 11/15/19                                 5,675,000        6,504,969
  Proctor Community Hospital
  7.375%, due 1/1/23                                  3,700,000        3,778,625
  Sherman Hospital Project
  6.75%, due 8/1/21                                   2,675,000        2,848,875
Illinois Health Facilities Authority
  Revenue, Methodist Medical Center
  8.00%, due 10/1/14                                  1,000,000        1,005,960
Illinois Regional Transportation
  Authority, Series C
  7.10%, due 6/1/25                                   1,500,000        1,691,250
Kankakee Illinois Sewer Revenue
  7.00%, due 5/1/16                                   2,000,000        2,195,000
Southwestern Illinois Development
  Authority, Medical Facilities
  Revenue, Anderson Hospital
  Project, Series A
  7.00%, due 8/15/12                                  2,000,000        2,070,000
                                                                     -----------
                                                                      54,541,811
                                                                     -----------


                                                     Principal
                                                       Amount          Value
                                                   =============================
INDIANA (1.3%)
Indiana Health Facility Financing
  Authority Hospital Revenue
  Clarion Health Partners Inc.
  Series A
  6.00%, due 2/15/21                                $ 4,000,000      $ 4,005,000
  Jackson County Schneck
  Memorial Hospital
  7.50%, due 2/15/12                                  2,600,000        2,762,500
                                                                     -----------
                                                                       6,767,500
                                                                     -----------


LOUISIANA (2.7%)
Louisiana Public Facilities
  Authority Hospital Revenue
  Pendleton Memorial Methodist
  6.75%, due 6/1/22                                   8,470,000        8,554,700
Louisiana State Offshore Terminal
  Authority, Deepwater Port Revenue
  Series E
  7.60%, due 9/1/10                                   4,730,000        5,197,087
                                                                     -----------
                                                                      13,751,787
                                                                     -----------


MASSACHUSETTS (1.7%)
Massachusetts State General
  Obligation, Series D
  6.00%, due 7/1/12                                     315,000          320,119
Massachusetts State Health &
  Educational Facilities Authority
  Revenue
  Harvard University Series P
  5.375%, due 11/1/32                                 3,190,000        3,046,450
  Medical Center of Central
  Massachusetts
  7.10%, due 7/1/21                                   2,500,000        2,740,625
  University Hospital, Series C
  7.25%, due 7/1/19 (b)                               2,500,000        2,734,375
                                                                     -----------
                                                                       8,841,569
                                                                     -----------


MICHIGAN (6.3%)
Brandon School District of Michigan
  5.75%, due 5/1/20                                   1,350,000        1,365,188
Detroit Michigan Sewer Disposal
  Revenue, Series A
  5.00%, due 7/1/25                                  10,825,000        9,864,281
Michigan State Hospital Finance
  Authority Revenue
  Genesys Health Systems, Series A
  7.50%, due 10/1/27                                 15,255,000       16,437,262
  Pontiac Osteopathic Hospital
  Series A
  6.00%, due 2/1/24                                   5,000,000        4,768,750
                                                                     -----------
                                                                      32,435,481
                                                                     -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statement

Portfolio of Investments continued

                                                        Principal
                                                         Amount          Value
                                                   =============================
LONG-TERM MUNICIPAL BONDS (Continued)

MINNESOTA (0.6%)
Minneapolis & Saint Paul Minnesota
  Metropolitan Airport Commission
  Series 7
  7.80%, due 1/1/13                                   $2,750,000      $2,956,250
                                                                      ----------


MISSISSIPPI (1.2%)
Mississippi State General Obligation
Series C
4.75%, due 12/01/15                                    6,355,000       5,886,319
                                                                      ----------

NEVADA (1.4%)
Clark County Airport Improvement
  Revenue
  8.125%, due 7/01/18                                  6,500,000       6,971,250
                                                                      ----------


NEW HAMPSHIRE (0.9%)
New Hampshire Higher Educational &
  Health Facilities Authority Revenue
  Saint Anselm College
  5.75%, due 7/1/26                                    4,560,000       4,548,600
                                                                      ----------


NEW JERSEY (0.6%)
New Jersey Health Care Facilities
  Financing Authority Revenue
  Zurbrugg Memorial Hospital
  Series C
  8.50%, due 7/1/12                                    3,165,000       3,272,578
                                                                      ----------


NEW YORK (18.4%)
Battery Park City Authority
  Revenue, Series A
  5.25%, due 11/1/17                                   1,000,000         926,250
  5.50%, due 11/1/26                                     100,000          98,125
Metropolitan Transportation
  Authority, Service Contract
  Commuter Facilities Revenue
  Series 5
  7.00%, due 7/1/12                                    2,265,000       2,434,875
  Series L
  7.50%, due 7/1/17                                    4,925,000       5,238,969
Monroe County Airport Authority
  Greater Rochester International
  Airport Revenue
  7.25%, due 1/1/19 (a) (b)                            5,800,000       6,300,250
Municipal Assistance Corp.
  New York City, Series 67
  7.625%, due 7/1/08                                   3,660,000       3,998,550



                                                     Principal
                                                       Amount          Value
                                                   =============================
NEW YORK (Continued)
Nassau County
  General Obligation
  Series T
  5.20%, due 9/1/15                                   $  600,000      $  575,250
New York City Educational
  Construction Fund Revenue
  5.50%, due 4/1/26                                    3,200,000       3,144,000
New York City General Obligation
  Series B
  7.00%, due 6/1/15                                    5,320,000       5,586,000
  Series C
  7.20%, due 8/15/15                                   1,065,000       1,134,225
  Series A
  7.75%, due 8/15/07                                   2,000,000       2,252,500
  7.75%, due 8/15/15                                     180,000         200,250
  7.75%, due 8/15/16                                     125,000         139,062
  Series D
  8.00%, due 8/1/04                                    1,170,000       1,323,668
  Series F
  8.20%, due 11/15/04                                  1,560,000       1,795,944
New York City Trust Cultural
  Resources Revenue
  Botanical Garden
  5.80%, due 7/1/26                                    2,000,000       2,022,500
New York State Dormitory Authority
  Revenue, Cornell University
  Series A
  7.375%, due 7/1/30                                   2,880,000       3,160,800
  Park Ridge Housing Inc. Project
  7.85%, due 2/1/29                                    1,400,000       1,501,500
  State University Education Facilities
  Series A
  7.50%, due 5/15/13                                   4,250,000       4,988,437
  Series B
  7.50%, due 5/15/11                                   4,250,000       4,967,188
New York State Energy Research &
  Development Authority Electric Co.
  Facilities Revenue
  Con Edison, Series A
  7.75%, 1/1/24 (b)                                    8,425,000       8,791,235
New York State Environmental
  Facilities Corp. Pollution Control
  Revenue, State Water
  Series A
  4.65%, due 6/15/07                                   1,400,000       1,361,500
  7.50%, due 6/15/12                                   3,050,000       3,358,813
  Series B
  5.20%, due 5/15/14                                   3,000,000       2,917,500
New York State Local Government
  Assistance Corp.
  Series A
  5.375%, due 4/1/19                                   1,000,000         961,250


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statement

MainStay Tax Free Bond Fund

                                                     Principal
                                                       Amount          Value
                                                   =============================
LONG-TERM MUNICIPAL BONDS (Continued)

NEW YORK (Continued)
New York State Medical Care
  Facilities Finance Agency Revenue
  7.50%, due 2/15/21                                $   600,000      $   662,250
  7.875%, due 8/15/20                                 1,215,000        1,341,056
  8.875%, 8/15/07                                       400,000          417,912
  Hospital & Nursing Home
  Series A
  8.00%, due 2/15/28                                  3,000,000        3,217,500
  St. Francis Hospital of Roslyn
  Project A
  7.625%, due 11/1/21                                 3,875,000        4,165,625
New York State Urban
  Development Corp. Revenue
  5.50%, due 7/1/22                                   2,825,000        2,683,750
  State Facilities
  5.70%, due 4/1/20                                   3,000,000        2,940,000
New York State Urban
  Development Corp. Revenue
  Correctional Capital Facilities
  Series A
  5.25%, due 1/1/21                                  10,000,000        9,037,500
Port Authority New York & New
  Jersey Consolidated Bonds
  Series 104
  5.125%, 7/15/14                                       500,000          484,375
Triborough Bridge & Tunnel
  Authority of New York
  General Purpose Revenue
  Series B
  5.20%, due 1/1/27                                     300,000          283,125
                                                                      ----------
                                                                      94,411,734
                                                                      ----------


NORTH CAROLINA (3.1%)
Charlotte General Obligation
Water & Sewer
5.60%, due 5/1/20                                     5,980,000        6,054,750
  5.60%, due 5/1/21                                   9,625,000        9,757,344
                                                                      ----------
                                                                      15,812,094
                                                                      ----------


OHIO (0.9%)
Ohio State Air Quality Development
  Authority Revenue, Pollution
  Control, Cleveland County Project
  8.00%, due 12/1/13                                  2,000,000        2,332,500
Ohio State Turnpike
  Commission Revenue
  Series A
  5.70%, due 2/15/17                                  2,000,000        2,025,000
                                                                       ---------
                                                                       4,357,500
                                                                       ---------


                                                     Principal
                                                       Amount          Value
                                                   =============================
PENNSYLVANIA (3.4%)
Allegheny County Airport Revenue
  Greater Pittsburgh International
  Airport, Series C
  8.25%, due 1/1/16                                 $ 4,800,000      $ 5,061,120
Allegheny County, Pennsylvania
  Hospital Development Authority
  Revenue, Saint Margaret Memorial
  Hospital, Project A
  9.80%, due 7/1/10 (b)                               1,500,000        1,527,000
Emmaus Pennsylvania General
  Authority Revenue, Series E
  7.90%, due 5/15/18                                  6,450,000        6,917,625
Pottsville Hospital Authority
  Revenue, Warne Clinic
  7.00%, due 7/1/14                                   4,000,000        4,105,000
                                                                      ----------
                                                                      17,610,745
                                                                      ----------


PUERTO RICO (0.1%)
Puerto Rico Commonwealth
  Aqueduct & Sewer
  Authority Revenue
  5.00%, due 7/1/15                                     300,000          277,500
Puerto Rico Commonwealth
  Highway & Transportation
  Authority Revenue
  Series Y
  5.50%, due 7/1/26                                     100,000           96,500
                                                                      ----------
                                                                         374,000
                                                                      ----------

TEXAS (8.7%)
Arlington Texas Independent
  School District
  4.75%, due 2/15/22                                  7,335,000        6,473,138
Brazos River Authority Texas Revenue
  Houston Lighting & Power
  Co. Project
  Series B
  7.20%, due 12/1/18                                    740,000          799,200
  Series C
  8.10%, due 5/1/19                                   2,050,000        2,185,813
  Series A
  8.25%, due 5/1/19                                   2,500,000        2,659,375
Keller Texas Independent
  School District
  Series A
  5.40%, due 8/15/23                                  6,925,000        6,708,593
Matagorda County Texas Navigation
  District 1, Pollution Control
  Revenue
  Central Power & Light Co. Project
  7.50%, due 12/15/14                                 3,150,000        3,461,063
  Houston Lighting & Power Co.
  Series E
  7.20%, due 12/1/18 (b)                              6,470,000        7,011,862


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statement

Portfolio of Investments continued

                                                     Principal
                                                       Amount          Value
                                                   =============================
LONG-TERM MUNICIPAL BONDS (Continued)

TEXAS (Continued)
Tarrant County Texas Junior College
District
4.625%, due 2/15/15                                $  3,000,000     $  2,692,500
Texas Water Resources Finance
  Authority Revenue
  7.625%, due 8/15/08 (b)                            11,905,000       12,812,756
                                                                     -----------
                                                                      44,804,300
                                                                     -----------


UTAH (3.4%)
Intermountain Power Agency of Utah
  Power Supply Revenue
  Series A
  5.00%, due 7/1/21                                   3,400,000        3,034,500
  Series F
  5.00%, due 7/1/13                                   4,450,000        4,110,687
  Series B
  7.20%, due 7/1/19                                   3,475,000        3,591,482
  Series D
  8.625%, due 7/1/21 (b)                              6,530,000        6,818,234
                                                                     -----------
                                                                      17,554,903
                                                                     -----------

VIRGINIA (0.5%)
Capital Region Airport Commission
  Revenue, Richmond
  International Airport
  Project, Series A
  5.625%, due 7/1/25                                  2,650,000        2,643,375
                                                                     -----------


WASHINGTON (1.5%)
Washington State Public Power
  Supply System Revenue
  Nuclear Project 2, Series A
  5.625%, due 7/1/10                                  5,000,000        5,012,500
  Nuclear Project 1, Series B
  5.70%, due 7/1/10                                   2,500,000        2,503,125
                                                                     -----------
                                                                       7,515,625
                                                                     -----------


WEST VIRGINIA (0.8%)
West Virginia School Building
  Authority Revenue, Series B
  6.75%, due 7/1/17                                   1,000,000        1,068,750
West Virginia State Building
  Commission Lease Revenue, West
  Virginia Regional Jail & Correction
  Series A
  7.00%, due 7/1/15                                   3,000,000        3,262,500
                                                                     -----------
                                                                       4,331,250
                                                                     -----------


Total Long Term Municipal Bonds
  (Cost $497,931,828)                                                502,625,109
                                                                     -----------


                                                     Principal
                                                       Amount          Value
                                                   =============================
SHORT-TERM INVESTMENT (0.2%)

ALASKA (0.2%)
Valdez Alaska Marine Terminal
  Revenue, Exxon Pipeline Co.
  Project, Series C
  5.10%, due 12/1/33 (c)                     $    800,000        $    800,000
                                                                 ------------
Total Short-Term Investment
  (Cost $800,000)                                 800,000             800,000
                                                                 ------------
Total Investments
  (Cost $498,731,828) (d)                            98.2%        503,425,109(e)
Cash and Other Assets,
  Less Liabilities                                    1.8           9,291,793
                                             ------------        ------------

Net Assets                                          100.0%       $512,716,902
                                             ============        ============



                                                     Contracts         Unrealized
                                                       Long           Appreciation
                                                   ================================
FUTURES CONTRACTS (0.0%)(f)

Municipal Bond
  March 1997 (30 year)                                  174           $48,937
                                                                      -------

Total Futures Contracts
(Settlement Value $20,194,875)                                        $48,937(g)
                                                                      =======


----------
(a)  Interest on these securities is subject to alternative minimum tax.
(b)  Segregated as collateral for futures contracts.
(c) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1996 net unrealized appreciation was $4,693,281, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $10,482,933 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,789,652.
(f)  Less than one tenth of a percent.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1996.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value (identified cost $498,731,828) .....   $ 503,425,109
Cash ..................................................................          57,074
Receivables:
  Interest ............................................................      10,561,232
  Fund shares sold ....................................................          67,094
Other assets ..........................................................             353
                                                                          -------------

   Total assets .......................................................     514,110,862
                                                                          -------------

LIABILITIES:
Payables:
  Fund shares redeemed ................................................         543,008
  NYLIFE Distributors .................................................         333,379
  Adviser .............................................................         130,778
  Transfer agent ......................................................          39,220
  Custodian ...........................................................           8,495
  Trustees ............................................................           3,763
Accrued expenses ......................................................         100,018
Variation margin payable on futures contracts .........................         235,299
                                                                          -------------
   Total liabilities ..................................................       1,393,960
                                                                          -------------
Net assets ............................................................   $ 512,716,902
                                                                          =============


COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
 unlimited number of shares authorized:
  Class A .............................................................   $      16,762
  Class B .............................................................         504,209
Additional paid-in capital ............................................     523,246,413
Accumulated distributions in excess of net investment income ..........            (245)
Accumulated net realized loss on investments ..........................     (15,792,455)
Net unrealized appreciation on investments ............................       4,742,218
                                                                          -------------
Net assets ............................................................   $ 512,716,902
                                                                          =============
CLASS A
Net assets applicable to outstanding shares ...........................   $  16,486,256
                                                                          =============
Shares of beneficial interest outstanding .............................       1,676,249
                                                                          =============
Net asset value per share outstanding .................................   $        9.84
Maximum sales charge (4.50% of offering price) ........................            0.46
                                                                          -------------
Maximum offering price per share outstanding ..........................   $       10.30
                                                                          =============
CLASS B
Net assets applicable to outstanding shares ...........................   $ 496,230,646
                                                                          =============
Shares of beneficial interest outstanding .............................      50,420,942
                                                                          =============
Net asset value per share outstanding .................................   $        9.84
                                                                          =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Interest ..........................................   $ 33,650,181
                                                        ------------
Expenses:
  Administration ....................................      1,579,820
  Advisory ..........................................      1,579,820
  Service ...........................................      1,316,517
  Distribution--Class B .............................      1,084,391
  Transfer agent ....................................        270,792
  Shareholder communication .........................        175,429
  Recordkeeping .....................................         80,430
  Professional ......................................         71,164
  Custodian .........................................         52,434
  Registration ......................................         33,651
  Trustees ..........................................         13,583
  Miscellaneous .....................................         40,941
                                                        ------------
   Total expenses ...................................      6,298,972
                                                        ------------
Net investment income ...............................     27,351,209
                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions .............................      2,593,131
  Futures transactions ..............................       (125,212)
                                                        ------------
Net realized gain on investments ....................      2,467,919
                                                        ------------
Net change in unrealized appreciation on investments:
  Security transactions .............................    (13,380,089)
  Futures transactions ..............................         48,937
                                                        ------------
Net unrealized loss on investments ..................    (13,331,152)
                                                        ------------
Net realized and unrealized loss on investments .....    (10,863,233)
                                                        ------------
Net increase in net assets resulting from operations    $ 16,487,976
                                                        ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                     Year ended      Year ended
                                                                                     December 31,    December 31,
                                                                                        1996            1995
                                                                                     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income ........................................................   $  27,351,209    $  28,098,025
  Net realized gain on investments .............................................       2,467,919        3,237,252
  Net change in unrealized appreciation (depreciation) on investments ..........     (13,331,152)      42,963,850
                                                                                   -------------    -------------
  Net increase in net assets resulting from operations .........................      16,487,976       74,299,127
                                                                                   -------------    -------------
Dividends to shareholders:
  From net investment income:
   Class A .....................................................................        (738,853)       (420,574)
   Class B .....................................................................     (26,567,311)    (27,677,470)
                                                                                   -------------    -------------
     Total dividends to shareholders ...........................................     (27,306,164)    (28,098,044)
                                                                                   -------------    ------------

Capital share transactions: Net proceeds from sale of shares:
   Class A .....................................................................      10,869,272        9,868,992
   Class B .....................................................................      41,870,887       57,450,885
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A .....................................................................         551,381          364,579
   Class B .....................................................................      16,676,585       17,430,060
                                                                                   -------------    -------------
                                                                                      69,968,125       85,114,516
  Cost of shares redeemed:
   Class A .....................................................................      (4,558,162)      (1,090,878)
   Class B .....................................................................     (94,941,242)     (90,939,204)
                                                                                   -------------    -------------
     Decrease in net assets derived from capital share transactions ............     (29,531,279)      (6,915,566)
                                                                                   -------------    -------------
     Net increase (decrease) in net assets .....................................     (40,349,467)      39,285,517

NET ASSETS:
Beginning of year ..............................................................     553,066,369      513,780,852
                                                                                   -------------    -------------
End of year ....................................................................   $ 512,716,902    $ 553,066,369
                                                                                   =============    =============

Accumulated distributions in excess of net investment income ...................   $        (245)   $     (45,290)
                                                                                   =============    =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                      Class B
                                                                                     -------------------------------------------
                                          Class A   Class B       Class A   Class B  September 1
                                          -------   -------       -------   -------    through           Year ended August 31
                                            Year ended             Year ended        December 31     ---------------------------
                                          December 31, 1996       December 31, 1995     1994*        1994        1993       1992
                                          -----------------       -----------------     -----        ----        ----       ----
Net asset value at
beginning of period ....................  $10.02     $10.03       $9.20       $9.20      $9.71      $10.39      $10.21      $9.82
                                          ------     ------       -----       -----      -----      ------      ------      -----
Net investment income ..................    0.54       0.51        0.52        0.51       0.17        0.51        0.57       0.59
Net realized and
unrealized gain (loss)
on investments .........................   (0.19)     (0.19)       0.83        0.83      (0.51)      (0.58)       0.47       0.40
                                          ------     ------       -----       -----      -----      ------      ------      -----
Total from investment
operations .............................    0.35       0.32        1.35        1.34      (0.34)      (0.07)       1.04       0.99
                                          ------     ------       -----       -----      -----      ------      ------      -----
Less dividends and
distributions:
From net investment
income .................................   (0.53)     (0.51)      (0.53)      (0.51)     (0.17)      (0.53)      (0.60)     (0.60)
From net realized gain
on investments .........................   --         --          --          --         --          (0.08)      (0.26)     --
                                          ------     ------       -----       -----      -----      ------      ------      -----
Total dividends and
distributions ..........................   (0.53)     (0.51)      (0.53)      (0.51)     (0.17)      (0.61)      (0.86)     (0.60)
                                          ------     ------       -----       -----      -----      ------      ------      -----
Net asset value at
end of period ..........................   $9.84      $9.84      $10.02      $10.03      $9.20       $9.71      $10.39     $10.21

Total investment
return (a) .............................    3.63%      3.33%      15.00%      14.86%     (3.53%)     (0.69%)     10.81%     10.42%
Ratios (to average net
assets)/Supplemental
Data:
   Net investment income ...............    5.4%       5.2%        5.5%        5.2%       5.6%+       5.4%        5.6%       5.9%
   Expenses ............................    1.0%       1.2%        1.0%        1.2%       1.2%+       1.2%        1.2%       1.3%
Portfolio turnover rate ................     95%        95%        110%        110%        37%         92%        138%        97%
Net assets at end
of period (in 000's)                    $16,486   $496,231      $9,752    $543,314   $513,781    $552,156    $476,761   $292,936


----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to provide a high level of current income free from regular Federal income tax, consistent with preservation of capital.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between

Notes to Financial Statements


market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income or excise tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

MainStay Tax Free Bond Fund


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.30% of the average daily net assets of the Fund.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the

Notes to Financial Statements continued


Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charges on sales of Class A Fund shares retained by NYLIFE Distributors was $51,345 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $605,386 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $9,124.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $16,662 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Trust by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $80,430.

MainStay Tax Free Bond Fund


Note 4--Federal Income Tax:

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards of $15,743,517 are available to the extent provided by regulations to offset future realized gains through 2003. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund utilized $2,516,857 of capital loss carryforward during the current year.


Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $489,837 and $507,884, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                                              Year Ended December 31
                                                                            1996                 1995
                                                                     ------------------    -----------------
                                                                     Class A    Class B    Class A   Class B
                                                                     -------    -------    -------   -------
Shares sold ..................................................        1,114      4,283      1,047     5,918
Shares issued in reinvestment of dividends ...................           56      1,707         38     1,794
                                                                      -----      -----      -----     -----
                                                                      1,170      5,990      1,085     7,712
Shares redeemed ..............................................          467      9,724        112     9,416
                                                                      -----      -----      -----     -----
Net increase (decrease) ......................................          703     (3,734)       973    (1,704)
                                                                      =====      =====      =====     =====

Report of Independent Accountants


To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Tax Free Bond Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

THE MAINSTAY FUNDS

------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUNDS
 FUND                      RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                           [Horizontal bar       Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund graph indicating      of companies in expanding markets        and are willing to accept a higher
                           risk/reward of Fund]  with strong growth potential             level of risk for higher return potential

------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar       Invests in a portfolio that tracks        You seek a conservative way to
 Equity Index Fund         graph indicating      the makeup and returns of the             participate in the growth potential
                           risk/reward of Fund]  S&P 500*                                  of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar       Offers broad diversification into        You prefer the higher return
 International Equity Fund graph indicating      international stock markets with         of international equities or want to
                           risk/reward of Fund]  an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar       Balances current income with growth    You seek a combination of income and
 Total Return Fund         graph indicating      opportunities by investing in stocks,  growth potential and want to manage
                           risk/reward of Fund]  bonds, and money market instruments    risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar       Seeks undervalued stocks with           You seek to maximize total return from
 Value Fund                graph indicating      attractive dividends and a stimulus     securities which may have more poten-
                           risk/reward of Fund]  for positive change                     tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar       Invests in convertible securities for  You want income from securities that
 Convertible Fund          graph indicating      a special blend of long-term growth    may offer growth potential if converted
                           risk/reward of Fund]  potential and dividend income          into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||     Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks a high level of current income     You are seeking to combine high
 Government Fund            graph indicating     consistent with safety of principal      current income and safety of principal
                            risk/reward of Fund] primarily from U.S. government
                                                 securities.(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 HIGH YIELD                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 CORPORATE BOND FUND        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 TAX FREE BOND FUND         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                             Tax Free Bond Fund
--------------------------------------------------------------------------------


                              1996 Annual Report

                               December 31, 1996


                              [LOGO] MainStay(R)
                                     Funds


                              Officers & Trustees

                        Alice T. Kane     Chairperson and Trustee
                        Walter W. Ubl     President, Chief Executive Officer,
                                           and Trustee
                      Edward J. Hogan     Trustee
                        Harry G. Hohn     Trustee
             Nancy Maginnes Kissinger     Trustee
                     Terry L. Lierman     Trustee
                  Donald E. Nickelson     Trustee
                       Donald K. Ross     Trustee
                  Richard S. Trutanic     Trustee
                   Jefferson C. Boyce     Senior Vice President
                     Anthony W. Polis     Chief Financial Officer
                   Richard W. Zuccaro     Tax Vice President
                  A. Thomas Smith III     Secretary

                            Dechart Price & Rhoads
                                 Legal Counsel


[LOGO] MainStay(R) Funds

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Adminstrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Tax Free Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.
[GRAPHIC]                                                           MSAN14 (297)

Table of Contents


Chairperson's Letter                                                 2

MainStay Total Return Fund Highlights                                3

$10,000 Invested in the MainStay
Total Return Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                  4

Portfolio Management Discussion and Analysis                         5

Year-by-Year Performance                                             6

Diversification by Industry--Top 5                                   7

Portfolio Composition                                                8

Returns & Lipper Rankings                                            9

Top 10 Equity Holdings                                              10

Top 10 Bond Holdings                                                10

10 Largest Purchases                                                11

10 Largest Sales                                                    11

Portfolio of Investments                                            12

Financial Statements                                                18

Notes to Financial Statements                                       22

Report of Independent Accountants                                   27

The MainStay Funds                                                  28

--------------------------------------------------------------------------------

[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay Total Return Fund Highlights


--------------------------------------------------------------------------------

1996 MARKET HIGHLIGHTS

================================================================================

o The year was marked by a strong, but volatile equity market with a severe downturn in June and July and a strong recovery in the second half

o  Strong equity sectors included financials, technology, and energy

o  Health care and consumer stocks had mixed results throughout the year

o  The bond market was relatively weak, with wandering yields and interest rates

o  Government bonds underperformed corporate and mortgage-backed securities

================================================================================



--------------------------------------------------------------------------------

1996 FUND HIGHLIGHTS

================================================================================

o One-year total returns of 13.22% and 12.73% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o  Both share classes underperformed the average Lipper+ balanced fund

o The Fund benefited from overweighting in financial and technology issues and strong performances in selected health care and consumer stocks

o Strong performance among yankee bonds and selected vintage mortgage-backed securities helped boost performance in the fixed-income portion of the portfolio

================================================================================


----------
+ See footnote and table on page 9 for more information on Lipper Analytical
  Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
Total Return Fund versus
S&P 500 and Inflation


CLASS A SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                                   MainStay Total
Year-end             S&P 500         Return Fund           Inflation
--------------------------------------------------------------------------------
12/87               $10,761         $ 9,497.25              $10,017
12/88                12,543          10,223.40               10,459
12/89                16,509          11,756.10               10,944
12/90                15,997          12,350.80               11,628
12/91                20,861          16,900.50               11,975
12/92                22,448          17,512.20               12,329
12/93                24,702          19,350.50               12,667
12/94                25,028          18,884.50               12,996
12/95                34,423          24,297.40               13,334
12/96                39,327          27,510.10               13,752


[GRAPHIC] MainStay Total Return Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                                   MainStay Total
Year-end            S&P 500         Return Fund           Inflation
--------------------------------------------------------------------------------
12/87               $10,761         $10,050.00              $10,017
12/88                12,543          10,818.40               10,459
12/89                16,509          12,440.30               10,944
12/90                15,997          13,069.60               11,628
12/91                20,861          17,884.10               11,975
12/92                22,448          18,531.40               12,329
12/93                24,702          20,476.70               12,667
12/94                25,028          19,983.60               12,996
12/95                34,423          25,571.40               13,334
12/96                39,327          28,827.60               13,752


[GRAPHIC] MainStay Total Return Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


----------
  The Class A graph assumes an initial investment of $10,000 made on 12/28/87 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (12/28/87) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/28/87. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]


Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Total Return Fund Team

TOTAL RETURN FUND TEAM

Edmund Spelman, Rudy Carryl, Eileen Cook,
Christopher Harms, and Ravi Akhoury


In 1996, the stock market provided positive, but highly volatile performance. After a strong first quarter, stocks took a sharp downturn in June and July, followed by a general resurgence throughout the second half. In the fourth quarter, however, investors shifted their focus from growth equities to larger value stocks with relatively predictable earnings prospects.

Winning sectors included financials, technology, and energy stocks. While some consumer and health care stocks were stellar performers, in general, the market for these securities was weak. Indeed, most of the advances in the stock market were among a relatively limited number of larger, more familiar names.

Rising interest rates in the second quarter led most bond sectors to close the first half with negative returns. Rates declined somewhat in the second half, but rose again in December, leaving bond investors with disappointingly low returns. Certain sectors, however, including yankee bonds and seasoned mortgage-backed securities, provided attractive yield advantages. The average Lipper++ balanced fund provided a total return of 13.76% for the 12 months ended 12/31/96.

Given this context, how did the MainStay Total Return Fund do in 1996?

For the 12 months ended December 31, 1996, the MainStay Total Return Fund posted total returns of 13.22% and 12.73% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper balanced fund over the same period.

What was the primary reason for the Fund's underperformance?

Although the performance of the Fund's stock holdings was strong, weaknesses in the bond portion of the portfolio contributed to the Fund's underperformance for the year. Although the Fund's duration strategy was conservative, being long in the first quarter as interest rates rose, and short in the third quarter, when they declined, had a negative impact on the Fund's performance. Fortunately, the Fund was relatively well positioned in the second and fourth quarters, which benefited the bond portion of the portfolio. With interest rates rising then


[GRAPHIC]


Duration
--------
A measure of average maturity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


----------
++ See footnote and table on page 9 for more information on Lipper Analytical
   Services, Inc.

--------------------------------------------------------------------------------

YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING TABLE WAS PRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Year-End                   Total Return %
--------                 -----------------------
12/87                          0.50
12/88                          7.65
12/89                         14.99
12/90                          5.06
12/91                         36.84
12/92                          3.62
12/93                         10.50
12/94                         -2.41
12/95                         28.66 Class A
12/95                         27.96 Class B
12/96                         13.22 Class A
12/96                         12.73 Class B


----------
Returns are for Class B shares unless otherwise noted. See footnote* on page 9 for more information on performance.

--------------------------------------------------------------------------------

falling during the year, and negative total returns for most bond sectors in the first half, we're pleased the Fund performed as close as it did to the average peer fund.

What were the strengths in the equity portion of the portfolio?

As a result of our bottom-up investment approach, based on individual security selection, we were overweighted in financial stocks all year. This benefited the portfolio with names like SunAmerica, up 91%,* Green Tree Financial, up 46%, and First USA and Travelers Group, which contributed 52% and 49%, respectively, to our positive performance. In technology stocks, we identified the earnings growth potential of Intel, 3Com, Microsoft, and Computer Associates International. Intel increased 131%, and 3Com was up 57%. Microsoft had a strong year and Computer Associates International did well, despite some negative news about its European earnings at year end. Another networking company, Cisco Systems, realized much of the potential we'd identified and gained 24% for our shareholders.

Did you have any disappointments in these sectors?

Yes. We sold Bank of New York and Barnett Banks in the third quarter, only to watch them rise to all-time highs in the fourth. While we sold Micron Technology and Motorola because of pricing weaknesses in semiconductors, we held Lam Research, which was a major disappointment, down 39% for the year.

What other stocks did well?

We bought Nike in the first quarter based on strong fundamentals that have continued to improve. The stock returned 54% for the Fund. Safeway also showed strong growth characteristics and returned 44%. HFS, a diversified hotel franchiser, condominium time share, real estate, and rental car company, was up 49%. We bought Tyco International, a diversified manufacturer, in the third quarter based on its strong fundamentals and it gained 30% for the Fund. Finally, the Fund owned WorldCom, the nation's fourth largest long distance company, when it bought MFS Communications. While investor concerns


[GRAPHIC]


Bottom-up
investing
---------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

Auction
-------
The competitive bidding process through which Treasury securities are sold.


----------
* Returns reflect performance during the period securities were held in the Fund.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/96

[THE FOLLOWING TABLE WAS PRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector                                        Percentage
--------------------------------------------------------
U.S. Government Obligations & Agencies        18.2%
Finance                                        8.4%
Technology                                     7.1%
Retail                                         7.0%
Commercial Mortgage Loans                      5.1%
All Other                                     54.2%


----------
Note: Actual percentages will vary over time.

--------------------------------------------------------------------------------

caused the price to dip, we continued to hold the stock based on its long-range earnings potential and were rewarded by the end of the year.

What happened in the health care industry?

We saw mixed results there. HMOs were hit relatively hard, with United Healthcare and Humana both losing 30% as a result of higher costs, low utilization, and slow premium growth. Other health care and medical products companies, including Johnson & Johnson, Schering-Plough, Medtronic, and Guidant, all provided strong performance for the Fund. While Mylan Laboratories was down 29% for the year, we sold it earlier in the year to limit the loss to the Fund.

Besides interest rates, what affected the bond portion of the portfolio?

A number of factors. The introduction of new auctions for 10- and 30-year Treasuries shifted the supply dynamics in that market. We sold new issues and bought older ones, believing that oversupply of new issues would help reduce demand. Our decision had a positive effect. Also, we reduced the Fund's exposure to Treasuries in favor of mortgage-backed securities, and corporates, including yankee bonds, all of which helped benefit the Fund.

Why did you choose yankee bonds?

To enhance the potential yield we could offer our shareholders. Few investors are well researched on yankee bonds, and by doing our homework and overweighting the portfolio in yankee bonds, we were able to make selective purchases at attractive valuation levels, which helped to benefit our shareholders.

What other bonds did you buy during the year?

We also purchased selective seasoned mortgage issues that had attractive origination years. This strategy helped add value to the portfolio in the second and third quarters. We also invested in some nonstandard loans in the fourth quarter, including home equity loans and manufactured housing paper. We also


[GRAPHIC]


Mortgage-backed securities
--------------------------
Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Yankee bonds
------------
Dollar-denominated bonds issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than other markets, including the issuer's domestic market overseas.

invested in low-balance mortgages, which may have lower prepayments and offer yield advantages. Late in the year, we added Fannie Mae noncallable multiple-family project bonds and Ginnie Mae adjustable rate mortgage paper that was trading at a discount to its potential yield. We believe all of these investments added value to the portfolio during the year.

What's your outlook for the future?

It's positive. If the U.S. economy can maintain moderate growth and reasonable interest rates, it should be good for stocks and bonds. We're continuing to look for opportunities wherever they may be found, provided they fall within the risk-management guidelines we've outlined for the Fund. Whatever happens, we will continue to seek current income consistent with reasonable opportunity for future growth of capital and income.



Ravi Akhoury
Rudy Carryl
Edmund Spelman
Portfolio Managers


[GRAPHIC]


PORTFOLIO COMPOSITION AS OF 12/31/96

[THE FOLLOWING TABLE WAS PRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector                                        Percentage
--------------------------------------------------------
[GRAPHIC] Common Stocks                           60.8%
[GRAPHIC] Bonds                                   37.0%
[GRAPHIC] Cash & Equivalents                       2.2%


----------
Note: Actual percentages will vary over time.

Returns & Lipper Rankings as of 12/31/96

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
               1 year        5 years    Life of Fund through 12/31/96
Class A        13.22%         10.23%            12.59%
Class B        12.73%         10.02%            12.46%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
               1 year        5 years    Life of Fund through 12/31/96
Class A        7.00%          8.99%             11.88%
Class B        7.73%          9.74%             12.46%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/96
================================================================================
               1 year         5 years    Life of Fund through 12/31/96
Class A        145 out of      n/a               n/a
               272 funds
Class B        166 out of     46 out of         21 out of
               272 funds      72 funds          45 funds
Average Lipper
balanced fund  13.76%        10.73%            12.15%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
            NAV 12/31/96      Income        Capital Gains
Class A        $20.09         $0.3692           $0.5091
Class B        $20.10         $0.2734           $0.5091
================================================================================


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/28/87) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 12/28/87.


[GRAPHIC]

Top 10 Equity Holdings as of 12/31/96

--------------------------------------------------------------------------------
 HOLDING                                                               AMOUNT
================================================================================
3Com Corp.                                                           $24,287,125
SunAmerica, Inc.                                                      23,722,875
HFS, Inc.                                                             19,663,725
Green Tree Financial Corp.                                            19,467,000
Medtronic, Inc.                                                       16,660,000
Computer Associates International, Inc.                               16,628,938
Intel Corp.                                                           16,275,531
Travelers Group, Inc.                                                 15,729,924
Oracle Corp.                                                          14,215,875
Nike, Inc. Class B                                                    13,479,600
================================================================================


Top 10 Bond Holdings as of 12/31/96

--------------------------------------------------------------------------------
 HOLDING                                                              AMOUNT
================================================================================
 Government National Mortgage Association I (Mortgage Pass-
   Through Security) 8.00%, due 12/15/23                             $23,701,146
 Federal National Mortgage Association (Mortgage Pass-Through
   Security) 7.00%, due 8/1/11                                        15,540,155
 United States Treasury Bond 6.50%, due 11/15/26                      11,982,034
 United States Treasury Bond 8.875%, due 8/15/17                      10,760,714
 Federal National Mortgage Association (Mortgage Pass-Through
   Security) 6.00%, due 1/23/27                                        8,432,625
 Federal Depository Insurance Corp. Series 1996-C1 Class 1A 6.75%,
   due 7/25/26                                                         8,020,865
 United States Treasury Note 6.375%, due 3/31/01                       7,651,072
 Asset Securitization Corp. Series 1996-MD6 Class A1B 6.88%,
   due 11/13/26                                                        6,676,999
 Independent National Mortgage Corp. Series 1996-D Class A2
   7.00%, due 5/25/26                                                  6,675,947
 Federal National Mortgage Association (Mortgage Pass-Through
   Security) 9.00%, due 6/1/26                                         6,078,684
================================================================================


[GRAPHIC]


----------
Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Purchases for the 12 months ended 12/31/96

--------------------------------------------------------------------------------
 SECURITY                                                     AMOUNT OF PURCHASE
================================================================================
 United States Treasury Notes,
  due 2/15/96 - 2/15/06                                          $495,870,444
 Government National Mortgage Association I and II
  due 12/15/17 - 6/15/26                                          303,117,025
 Federal Home Loan Mortgage Corporation,
  due 6/26/96 - 5/1/26                                            170,204,536
 Federal National Mortgage Association
  due 7/25/98 - 1/14/27                                           167,132,008
 United States Treasury Bonds,
  due 2/15/15 - 11/15/26                                          162,648,128
 Residential Accredit Loans, Inc. and
  Residential Asset Securitization
   Trust, due 6/25/26 - 9/25/26                                    19,537,011
 Tennessee Valley Authority, due 4/1/36
  - 7/15/43                                                        15,902,378
 Columbia Republic, due 2/15/03 - 10/7/16                          15,670,903
 Asset Securitization Corp.,due 10/13/26 - 2/14/29                 13,879,016
Green Tree Financial
 Corp.,due 9/15/27 - 11/15/28                                      12,184,125
================================================================================


10 Largest Sales for the 12 months ended 12/31/96

--------------------------------------------------------------------------------
SECURITY                                                        AMOUNT OF SALE
================================================================================
United States Treasury Notes,
 due 2/15/96 - 2/15/06                                           $598,334,414
Government National Mortgage Association I and II,
 due 1/20/23 - 6/15/26                                            288,767,936
Federal Home Loan Mortgage Corporation,
 due 10/6/04 - 5/1/26                                             161,346,937
United States Treasury Bonds,
 due 2/15/15 - 8/15/26                                            159,155,838
Federal National Mortgage Association,
 due 7/25/98 - 12/1/24                                            118,918,070
Residential Asset Securitization Trust
 and Residential Funding Mortgage
  Securities I,due 4/25/09 - 9/25/26                               12,214,869
Tennessee Valley Authority,
 due 4/1/36 - 7/15/43                                              11,363,923
Ford Capital BV, Ford Credit
Auto Lease Trust, Ford Credit Grantor
  Trust, and Ford Motor Co.,
   due 8/15/98 - 10/1/08                                           10,432,681
BCH Cayman Islands, due 6/15/04 - 7/15/06                           9,386,271
Province of Quebec, due 2/9/24 - 7/22/26                            8,951,301
================================================================================


[GRAPHIC]


----------
Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Total Return Fund

                                                     Principal
                                                       Amount                  Value
                                                   ======================================
LONG-TERM BONDS (37.0%)+
ASSET-BACKED SECURITIES (10.5%)

AIRPLANE LEASES (0.6%)
Aircraft Lease Portfolio Securitization
 Series 1996-1 Class C
 6.975%, due 6/15/06
 (call date 1/15/97) (c)(e) ....................   $     4,537,499       $     4,538,905
Airplane Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19
 (call date 1/1/97) ............................         1,575,000             1,630,125
                                                                         ---------------
                                                                               6,169,030
                                                                         ---------------

COMMERCIAL MORTGAGE LOANS (5.1%)
Asset Securitization Corp.
 Series 1996-MD6 Class A1B
 6.88%, due 11/13/26 ...........................         6,650,000             6,676,999
 Series 1996-D2 Class A1
 6.92%, due 2/14/29 ............................         3,605,152             3,601,763
 Series 1996-D3 Class A1C
 7.40%, due 10/13/26 ...........................         3,400,000             3,481,804
Blackrock Capital Finance L.P.
 Series 1996-C2 Class A
 7.641%, due 11/15/26 (c) ......................         2,607,428             2,641,663
Donaldson Lufkin & Jenrette
 Mortgage Acceptance Corp.
 Series 1996-CF2 Class A1A
 6.86%, due 11/12/21 (c) .......................         4,395,966             4,416,584
Federal Depository Insurance Corp.
 Series 1996-C1 Class 1A
 6.75%, due 7/25/26 ............................         8,045,000             8,020,865
General Motors Acceptance Corp.
 Commercial Mortgage Securities Inc.
 Series 1996-C1 Class A2A
 6.79%, due 9/15/03 ............................         4,243,402             4,250,021
Merrill Lynch Mortgage Investors, Inc.
 Series 1996-C2 Class A1
 6.69%, due 11/21/28 ...........................         3,307,939             3,311,048
 Series 1996-C1 Class A1
 7.15%, due 4/25/28 ............................         3,668,857             3,728,476
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class A2A
 7.35%, due 7/15/05 ............................         3,129,971             3,198,924
Nomura Asset Securities Corp.
 Series 1996-MD5 Class A1B
 7.12%, due 4/13/36 ............................         4,000,000             4,040,000
Structured Asset Securities Corp.
 Series 1996-CFL Class A1B
 5.751%, due 2/25/28 ...........................         2,144,128             2,130,063
 Series 1996-2 Class A1
 7.00%, due 8/25/26 ............................         3,671,000             3,693,356

                                                     Principal
                                                       Amount                  Value
                                                   ======================================
COMMERCIAL MORTGAGE LOANS (Continued)
Wells Fargo Capital Markets
 Apartment Financing
 Series APT Class 1
 6.56%, due 12/29/05 (c) .......................   $     3,325,000       $     3,296,937
                                                                         ---------------
                                                                              56,488,503
                                                                         ---------------
CREDIT CARD RECEIVABLES (0.3%)
Standard Credit Card Master Trust
 Series 1995-4 Class A
 5.60%, due 2/15/00 (e) ........................         3,630,000             3,631,125
                                                                         ---------------

EQUIPMENT LOANS (1.0%)
Case Equipment Loan Trust
 Series 1995-B Class A3
 6.15%, due 9/15/02 ............................         4,200,000             4,209,198
Newcourt Receivables Asset Trust
 Series 1996-3 Class A
 6.24%, due 12/20/04 ...........................         3,024,562             3,017,001
 Series 1996-2 Class A
 6.87%, due 6/20/04 ............................         3,538,942             3,566,050
                                                                         ---------------
                                                                              10,792,249
                                                                         ---------------

HOME EQUITY LOANS (1.1%)
Green Tree Financial Corp.
 Series 1996-10 Class A6
 7.30%, due 11/15/28 ...........................         3,902,000             3,832,505
 Series 1996-6 Class A6
 7.95%, due 9/15/27 ............................         5,437,000             5,581,407
 Series 1996-8 Class A7
 8.05%, due 10/15/27 ...........................         2,850,000             2,930,171
                                                                         ---------------
                                                                              12,344,083
                                                                         ---------------

RESIDENTIAL MORTGAGE LOANS (2.4%)
Bear Stearns Mortgage Securities Inc.
 Series 1996-5 Class A2
 10.00%, due 9/25/27 ...........................         3,665,149             3,813,477
 Series 1996-4 Class AI2
 10.50%, due 9/25/27 ...........................         3,427,100             3,594,171
Capstead Securities Corp. IV
 Series 1992-1 Class G
 8.75%, due 1/25/20 ............................         4,164,000             4,244,698
Independent National Mortgage Corp. ............
 Series 1996-D Class A2
 7.00%, due 5/25/26 ............................         6,700,000             6,675,947
Residential Accredit Loans, Inc. ...............
 Series 1996-QS4 Class AI2
 11.00%, due 8/25/26 ...........................         3,686,347             3,860,306



----------
+ Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1996

                                                     Principal
                                                       Amount                  Value
                                                   ======================================
ASSET-BACKED SECURITIES (Continued)

RESIDENTIAL MORTGAGE LOANS (Continued)
Residential Asset
 Securitization Trust
 Series 1996-A2 Class A3
 9.00%, due 6/25/26 ............................   $     2,366,419       $     2,422,622
 Series 1996-A6 Class A10
 9.00%, due 9/25/26 ............................         1,716,372             1,748,554
                                                                         ---------------
                                                                              26,359,775
                                                                         ---------------
Total Asset-Backed Securities
 (Cost $115,491,395)                                                         115,784,765
                                                                         ---------------

BRADY BOND (0.5%)

EURO BOND (0.5%)
Poland-Global Registered
 Series RSTA
 3.25%, due 10/27/24
 (call date 4/27/97) (e) .......................         9,265,000             5,813,787
                                                                         ---------------
Total Brady Bond
 (Cost $5,210,165) .............................                               5,813,787
                                                                         ---------------

CORPORATE BONDS (5.6%)

BANKS (2.7%)
BankBoston Capital Trust I Guaranteed
 8.25%, due 12/15/26
 (call date 12/15/06) (c) ......................         5,425,000             5,503,446
Bank Hawaii Honolulu
 Series A
 8.25%, due 12/15/26
 (call date 12/15/06) (c) ......................         3,625,000             3,620,723
Capital One Bank
 Medium-Term Senior Bank Notes
 7.15%, due 9/15/06
 (put date 9/15/99) ............................         3,150,000             3,211,992
First USA Bank
 Wilmington, Delaware
 Deposit Notes
 6.25%, due 10/9/98 ............................         3,250,000             3,244,247
Midland Bank PLC
 Series 3M Seasoned
 5.725%, due 6/29/49
 (call date 6/17/97) (e)(h) ....................         2,900,000             2,508,500
Regions Financial Corp.
 7.75%, due 9/15/24
 (put date 7/15/04) ............................         5,520,000             5,909,160

                                                     Principal
                                                       Amount                  Value
                                                   ======================================
BANKS (Continued)
Southtrust Bank
 Birmingham, Alabama NA
 Medium-Term Notes
 7.69%, due 5/15/25
 (put date 5/15/05) ............................   $     2,750,000       $     2,932,517
Standard Chartered PLC
 Series 4 Seasoned
 6.088%, due 1/29/49
 (call date 7/14/97) (e)(h) ....................         3,200,000             2,668,000
                                                                         ---------------
                                                                              29,598,585
                                                                         ---------------

BROKERAGE (0.9%)
Lehman Brothers Holdings Inc.
 7.375%, due 5/15/07
 (put date 5/15/00) ............................         2,545,000             2,623,462
Merrill Lynch & Co., Inc.
 Medium-Term Notes Series B
 6.65%, due 1/15/99 ............................         3,985,000             4,016,442
Paine Webber Group Inc.
 7.75%, due 9/1/02 .............................         1,000,000             1,032,540
Salomon Inc.
 6.70%, due 12/1/98 ............................         2,170,000             2,182,152
                                                                         ---------------
                                                                               9,854,596
                                                                         ---------------

FINANCE (1.6%)
Aetna Services Inc.
 6.97%, due 8/15/36
 (put date 6/15/04) ............................         2,925,000             2,979,931
American Re Corp.
 7.45%, due 12/15/26
 (call date 1/1/97) (c) ........................         2,850,000             2,846,438
Associates Corp. North America
 7.75%, due 2/15/05
 (put date 2/15/00) ............................         5,125,000             5,440,700
Crestar Capital Trust I Guaranteed
 8.16%, due 12/15/26
 (call date 12/15/06) (c) ......................         3,775,000             3,757,975
Travelers/Aetna Property
 & Casualty Corp.
 6.75%, due 9/1/99 .............................         3,000,000             3,030,060
                                                                         ---------------
                                                                              18,055,104
                                                                         ---------------
RETAIL (0.4%)
Sears Roebuck Acceptance Corp.
 Medium-Term Notes Series 1
 5.82%, due 12/7/98 ............................         4,000,000             3,978,280
                                                                         ---------------

Total Corporate Bonds
 (Cost $61,438,609) ............................                              61,486,565
                                                                         ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                                     Principal
                                                       Amount                  Value
                                                   ======================================
U.S. GOVERNMENT & FEDERAL AGENCIES (17.1%)

FEDERAL AGENCY (0.5%)
Tennessee Valley Authority
 5.98%, due 4/1/36
 (put date 4/1/98) .............................   $     5,835,000       $     5,913,889
                                                                         ---------------

FEDERAL HOME LOAN MORTGAGE
 CORPORATION GOLD (MORTGAGE
 PASS-THROUGH SECURITY) (0.3%)
 7.00%, due 12/1/01 ............................         2,893,000             2,922,827
                                                                         ---------------

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (COLLATERALIZED
 MORTGAGE OBLIGATION) (0.3%)
 Series 1996-M7 Class A
 6.521%, due 9/17/04 ...........................         3,599,594             3,589,479
                                                                         ---------------

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (7.1%)
 6.00%, due 11/1/23 ............................         5,522,638             5,156,763
 6.00%, due 1/23/27 ARM TBA (b)(g) .............         8,475,000             8,432,625
 6.47%, due 12/1/01 ............................         3,465,000             3,443,517
 6.515%, due 12/1/03 ...........................         1,125,000             1,112,479
 6.52%, due 12/1/03 ............................         1,850,000             1,829,909
 6.525%, due 12/1/03 ...........................         2,878,000             2,847,493
 6.545%, due 1/14/27 ...........................         2,615,000             2,554,201
 6.595%, due 1/31/03 TBA (b) ...................         3,025,000             3,004,339
 6.625%, due 1/25/06 TBA (b) ...................         2,293,000             2,252,139
 6.87%, due 1/24/11 TBA (b) ....................         4,220,000             4,215,147
 7.00%, due 8/1/11 - 1/1/24 ....................        21,097,992            20,973,183
 9.00%, due 1/5/05 - 8/1/26 ....................        20,824,836            21,974,872
                                                                         ---------------
                                                                              77,796,667
                                                                         ---------------

GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE PASS-
 THROUGH SECURITIES) (4.2%)
 6.50%, due 4/15/23 - 12/15/23 .................         5,273,509             5,055,976
 7.50%, due 11/15/25 - 12/15/25 ................         8,216,968             8,223,377
 8.00%, due 12/15/23 ...........................        23,098,506            23,701,146
 9.50%, due 12/15/17 - 5/15/22 .................         8,329,048             9,071,327
                                                                         ---------------
                                                                              46,051,826
                                                                         ---------------

GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE PASS-
 THROUGH SECURITIES) (0.9%)
 6.50%, due 1/20/23 - 2/20/23
 ARM (g) .......................................          6,307,21             6,431,664

                                                     Principal
                                                       Amount                  Value
                                                   ======================================

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION II (MORTGAGE PASS-
  THROUGH SECURITIES) (Continued)
 7.00%, due 11/20/21 - 11/20/22
 ARM (g) .......................................   $     3,561,372       $     3,636,011
                                                                         ---------------
                                                                              10,067,675
                                                                         ---------------
UNITED STATES TREASURY
 BONDS (2.6%)
 6.25%, due 8/15/23 ............................         4,836,000             4,533,750
 6.50%, due 11/15/26 ...........................        12,209,000            11,982,034
 8.875%, due 8/15/17 (d) .......................         8,712,000            10,760,714
 11.25%, due 2/15/15 ...........................           860,000             1,269,979
                                                                         ---------------
                                                                              28,546,477
                                                                         ---------------

UNITED STATES TREASURY
 NOTES (1.2%)
 6.375%, due 3/31/01 ...........................         7,600,000             7,651,072
 6.50%, due 5/15/05 ............................         1,000,000             1,006,720
 7.875%, due 11/15/04 ..........................           839,000               915,559
 8.125%, due 2/15/98 ...........................         2,970,000             3,047,042
                                                                         ---------------
                                                                              12,620,393
                                                                         ---------------
Total U.S. Government &
 Federal Agencies
 (Cost $186,668,513) ...........................                             187,509,233
                                                                         ---------------

YANKEE BONDS (3.3%)
City of Naples
 7.52%, due 7/15/06 ............................         3,785,000             3,914,825
Columbia Republic
 7.25%, due 2/15/03 ............................         1,920,000             1,859,232
 8.66%, due 10/7/16 (c) ........................         5,800,000             6,057,752
Enersis SA
 7.40%, due 12/1/16 ............................         2,675,000             2,660,876
Guangdong International
 Trust & Investment Corp.
 8.75%, due 10/24/16 (c) .......................         5,550,000             5,718,442
Hero Asian BVI Ltd.
 9.11%, due 10/15/01 (c) .......................         1,920,000             2,009,549
Hydro-Quebec
 Series IO
 8.05%, due 7/7/24
 (put date 5/7/06) .............................         3,350,000             3,681,617
Mexico-United Mexican States
 7.563%, due 8/6/01
 (call date 2/6/97) (c)(e) .....................         3,000,000             3,007,500
Thai Farmers Bank PLC
 8.25%, due 8/21/16 (c) ........................         2,450,000             2,519,899
Wharf Capital International 1994 Ltd.
 8.875%, due 11/1/04 ...........................         4,140,000             4,438,825
                                                                         ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                                             Value
                                                                       ==================
YANKEE BONDS (Continued)
Total Yankee Bonds
 (Cost $35,237,825) ............................                         $    35,868,517
                                                                         ---------------
Total Long-Term Bonds
 (Cost $404,046,507) ...........................                             406,462,867
                                                                         ---------------
                                                      Shares
                                                  =================
COMMON STOCKS (60.8%)

AUTO PARTS (0.5%)
Lear Seating Corp. (a) .........................           175,000             5,971,875
                                                                         ---------------

BANKS (1.7%)
NationsBank Corp. ..............................            83,000             8,113,250
Wells Fargo & Co. ..............................            38,866            10,484,103
                                                                         ---------------
                                                                              18,597,353
                                                                         ---------------

BROKERAGE (0.7%)
Schwab (Charles) Corp. .........................           233,500             7,472,000
                                                                         ---------------

BUILDINGS (0.8%)
Oakwood Homes Corp. ............................           405,800             9,282,675
                                                                         ---------------

COMMERCIAL SERVICES (0.8%)
Service Corp. International ....................           334,000             9,352,000
                                                                         ---------------

COMPUTER SERVICES (0.4%)
Sabre Group Holdings Inc. ......................           174,000             4,850,250
                                                                         ---------------

COMPUTERS & OFFICE EQUIPMENT (4.9%)
Alco Standard Corp. ............................           258,700            13,355,388
CompUSA, Inc. (a) ..............................           126,000             2,598,750
Danka Business Systems PLC ADR (f) .............           193,000             6,827,375
Electronic Data Systems Corp. ..................           102,500             4,433,125
Hewlett-Packard Co. ............................           186,000             9,346,500
Seagate Technology, Inc. (a) ...................           160,400             6,335,800
Sun Microsystems, Inc. (a) .....................           422,000            10,840,125
                                                                         ---------------
                                                                              53,737,063
                                                                         ---------------

CONSUMER DURABLES (0.9%)
Black & Decker Corp. ...........................            86,300             2,599,788
Harley-Davidson, Inc. ..........................           152,500             7,167,500
                                                                         ---------------
                                                                               9,767,288
                                                                         ---------------

                                                       Shares                  Value
                                                   ======================================
CONSUMER FINANCIAL SERVICES (0.8%)
First Data Corp. ...............................            234,00       $     8,541,000
                                                                         ---------------

CONSUMER SERVICES (0.5%)
CUC International, Inc. (a) ....................           267,750             6,359,063
                                                                         ---------------

DRUGS (4.2%)
Amgen, Inc. (a) ................................           244,000            13,267,500
Elan Corp. PLC ADR (a)(f) ......................           276,000             9,177,000
Genzyme Corp. (a) ..............................            70,900             1,542,075
Pharmacia & Upjohn, Inc. .......................           160,700             6,367,737
Schering-Plough Corp. ..........................           155,000            10,036,250
Teva Pharmaceutical Industries
 Ltd. ADR (f) ..................................           124,000             6,231,000
                                                                         ---------------
                                                                              46,621,562
                                                                         ---------------

ELECTRONICS (1.0%)
Harman International
 Industries, Inc. ..............................            88,000             4,895,000
Vishay Intertechnology, Inc. (a) ...............           238,635             5,578,093
                                                                         ---------------
                                                                              10,473,093
                                                                         ---------------

FINANCE (6.8%)
Equifax, Inc. ..................................           139,000             4,256,875
Federal National Mortgage
 Association ...................................           290,000            10,802,500
Green Tree Financial Corp. .....................           504,000            19,467,000
Household International, Inc. ..................           141,400            13,044,150
MGIC Investment Corp. ..........................           140,500            10,678,000
Travelers Group, Inc. ..........................           346,665            15,729,924
                                                                         ---------------
                                                                              73,978,449
                                                                         ---------------

FINANCIAL SERVICES (3.4%)
Associates First Capital Corp. .................            47,000             2,073,875
First USA, Inc. ................................           336,000            11,634,000
SunAmerica, Inc. ...............................           534,600            23,722,875
                                                                         ---------------
                                                                              37,430,750
                                                                         ---------------

FOOD (0.2%)
Richfood Holdings, Inc. ........................            83,600             2,027,300
                                                                         ---------------

HEALTH CARE (2.8%)
Columbia/HCA Healthcare Corp. ..................           274,164            11,172,183
HealthCare COMPARE Corp. (a) ...................           140,000             5,932,500
Pacificare Health Systems,
 Inc. Class B (a) ..............................            61,400             5,234,350
United Healthcare Corp. ........................           190,500             8,572,500
                                                                         ---------------
                                                                              30,911,533
                                                                         ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                                       Shares                  Value
                                                   ======================================
COMMON STOCKS (Continued)
HOSPITAL MANAGEMENT & SERVICES (1.4%)
HEALTHSOUTH Corp. (a) ..........................           236,000       $     9,115,500
OrNda HealthCorp (a) ...........................           217,000             6,347,250
                                                                         ---------------
                                                                              15,462,750
                                                                         ---------------

INDUSTRIAL (0.9%)
Tyco International Ltd. ........................           177,300             9,374,737
                                                                         ---------------

INSURANCE (1.2%)
American International Group, Inc. .............           121,000            13,098,250
                                                                         ---------------

LEISURE (0.6%)
Mirage Resorts, Inc. (a) .......................           284,400             6,150,150
                                                                         ---------------

MEDICAL EQUIPMENT (3.8%)
Guidant Corp. ..................................           186,000            10,602,000
Heartport, Inc. ................................            71,000             1,624,125
Johnson & Johnson ..............................           260,188            12,944,353
Medtronic, Inc. ................................           245,000            16,660,000
                                                                         ---------------
                                                                              41,830,478
                                                                         ---------------

OIL & GAS EXPLORATION (0.7%)
Triton Energy Ltd. (a) .........................           147,600             7,158,600
                                                                         ---------------

OIL SERVICES (0.8%)
Tidewater, Inc. ................................           194,000             8,778,500
                                                                         ---------------

RESTAURANTS & LODGING (1.8%)
HFS, Inc. (a) ..................................           329,100            19,663,725
                                                                         ---------------

RETAIL (6.6%)
AutoZone, Inc. (a) .............................           223,400             6,143,500
Bed, Bath & Beyond, Inc. (a) ...................           150,000             3,637,500
Home Depot, Inc. (The) .........................           153,500             7,694,188
Kohl's Corp. (a) ...............................           234,000             9,184,500
Kroger Co. (The) (a) ...........................           179,000             8,323,500
Lowe's Companies, Inc. .........................           252,000             8,946,000
Nike, Inc. Class B .............................           225,600            13,479,600
Safeway, Inc. (a) ..............................            283,60            12,123,900
Staples, Inc. (a) ..............................           165,300             2,985,731
                                                                         ---------------
                                                                              72,518,419
                                                                         ---------------


                                                       Shares                  Value
                                                   ======================================
SOFTWARE (2.3%)
Computer Associates
 International, Inc. ...........................           334,250       $    16,628,938
Microsoft Corp. (a) ............................           108,000             8,923,500
                                                                         ---------------
                                                                              25,552,438
                                                                         ---------------

TECHNOLOGY (7.1%)
Cisco Systems, Inc. (a) ........................           171,500            10,911,687
Intel Corp. ....................................           124,300            16,275,531
Lam Research Corp. (a) .........................           134,500             3,782,813
Linear Technology Corp. ........................           198,000             8,687,250
Oracle Corp. (a) ...............................           340,500            14,215,875
3Com Corp. (a) .................................           331,000            24,287,125
                                                                         ---------------
                                                                              78,160,281
                                                                         ---------------

TELECOMMUNICATION SERVICES (1.6%)
Lucent Technologies, Inc. ......................           100,000             4,625,000
WorldCom, Inc. (a) .............................           497,728            12,972,036
                                                                         ---------------
                                                                              17,597,036
                                                                         ---------------

TEXTILE & APPAREL (0.7%)
Nine West Group, Inc. (a) ......................           164,200             7,614,775
                                                                         ---------------

TURNKEY & SOFTWARE SYSTEMS (0.9%)
Sterling Commerce, Inc. ........................           174,389             6,147,212
Sterling Software, Inc. (a) ....................           109,500             3,462,938
                                                                         ---------------
                                                                               9,610,150
                                                                         ---------------

Total Common Stocks
 (Cost $391,034,590) ...........................                             667,943,543
                                                                         ---------------


                                                     Principal
                                                       Amount
                                                   =================
SHORT-TERM INVESTMENTS (2.5%)

COMMERCIAL PAPER (1.4%)
American Express Credit Corp.
 6.55%, due 1/2/97 .............................   $    15,285,000            15,285,000
                                                                         ---------------

Total Commercial Paper
 (Cost $15,285,000) ............................                              15,285,000
                                                                         ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                     Principal
                                                       Amount                  Value
                                                   ======================================
SHORT-TERM INVESTMENTS (Continued)

FEDERAL AGENCY (1.1%)
Federal Home Loan Bank
 Discount Corp.
 6.40%, due 1/14/97 (d) ........................   $    12,700,000       $    12,669,393
                                                                         ---------------
Total Federal Agency
 (Cost $12,681,318) ............................                              12,669,393
                                                                         ---------------

Total Short-Term Investments
 (Cost $27,966,318) ............................                              27,954,393
                                                                         ---------------

Total Investments
 (Cost $823,047,415) (i) .......................             100.3%        1,102,360,803(j)

Liabilities in Excess of
 Cash and Other Assets .........................              (0.3)           (3,507,715)
                                                    ---------------      ---------------

Net Assets .....................................             100.0%      $ 1,098,853,088
                                                    ==============       ===============


----------
(a)  Non-income producing securities.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c)  May be sold to institutional investors only.
(d)  Segregated or partially segregated as collateral for TBA.
(e)  Floating rate. Rate shown is the rate in effect at December 31, 1996.
(f)  ADR--American Depository Receipt.
(g)  ARM--Adjustable Rate Mortgage. Resets annually.
(h) Seasoned--a euro bond that trades in U.S. dollars and must be held for at least 40 days before it can be sold.
(i)  The cost for Federal income tax purposes is $823,107,070.
(j) At December 31, 1996 net unrealized appreciation was $279,253,733, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $286,278,451 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,024,718.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value
 (identified cost $823,047,415) ..............................    $1,102,360,803
Cash .........................................................             4,177
Receivables:
 Investment securities sold ..................................        16,403,942
 Dividends and interest ......................................         4,168,226
 Fund shares sold ............................................         1,132,604
Other assets .................................................               449
                                                                  --------------
  Total assets ...............................................     1,124,070,201
                                                                  --------------
LIABILITIES:
Payables:
 Investment securities purchased .............................        22,536,379
 Fund shares redeemed ........................................         1,044,055
 NYLIFE Distributors .........................................           942,374
 Adviser .....................................................           288,088
 Transfer agent ..............................................           150,581
 Custodian ...................................................            20,889
 Trustees ....................................................             7,723
Accrued expenses .............................................           227,024
                                                                  --------------
  Total liabilities ..........................................        25,217,113
                                                                  --------------
Net assets ...................................................    $1,098,853,088
                                                                  ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
 (par value of $.01 per share)
 unlimited number of shares authorized:
 Class A .....................................................    $       34,335
 Class B .....................................................           512,472
Additional paid-in capital ...................................       815,027,064
Accumulated undistributed net realized gain on investments ...         3,965,829
Net unrealized appreciation on investments ...................       279,313,388
                                                                  --------------
Net assets ...................................................    $1,098,853,088
                                                                  ==============
CLASS A
Net assets applicable to outstanding shares ..................    $   68,975,380
                                                                  ==============
Shares of beneficial interest outstanding ....................         3,433,467
                                                                  ==============
Net asset value per share outstanding ........................    $        20.09
Maximum sales charge (5.50% of offering price) ...............              1.17
                                                                  --------------
Maximum offering price per share outstanding .................    $        21.26
                                                                  ==============
CLASS B
Net assets applicable to outstanding shares ..................    $1,029,877,708
                                                                  ==============
Shares of beneficial interest outstanding ....................        51,247,218
                                                                  ==============
Net asset value per share outstanding ........................    $        20.10
                                                                  ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
 Dividends (a) ...............................................      $  3,285,718
 Interest ....................................................        26,617,725
                                                                    ------------
  Total income ...............................................        29,903,443
                                                                    ------------
Expenses:
 Distribution--Class B .......................................         4,682,227
 Administration ..............................................         3,087,111
 Advisory ....................................................         3,087,111
 Service .....................................................         2,489,259
 Transfer agent ..............................................         1,325,135
 Shareholder communication ...................................           409,168
 Recordkeeping ...............................................           126,154
 Custodian ...................................................           116,698
 Professional ................................................           113,936
 Registration ................................................           101,809
 Trustees ....................................................            30,889
 Miscellaneous ...............................................            23,883
                                                                    ------------
  Total expenses .............................................        15,593,380
                                                                    ------------
Net investment income ........................................        14,310,063
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .............................        27,774,121
Net change in unrealized appreciation on investments .........        78,230,207
                                                                    ------------
Net realized and unrealized gain on investments ..............       106,004,328
                                                                    ------------
Net increase in net assets resulting from operations .........      $120,314,391
                                                                    ============


----------
(a)   Dividends recorded net of foreign withholding taxes of $15,097.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                   Year ended          Year ended
                                                                   December 31,       December 31,
                                                                      1996                1995
                                                                ---------------        -------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income ......................................   $    14,310,063        $  15,094,150
 Net realized gain on investments ...........................        27,774,121           21,992,458
 Net change in unrealized appreciation on investments .......        78,230,207          147,650,614
                                                                ---------------        -------------
 Net increase in net assets resulting from operations .......       120,314,391          184,737,222
                                                                ---------------        -------------
Dividends and distributions to shareholders:
 From net investment income:
  Class A ...................................................          (997,501)            (256,021)
  Class B ...................................................       (13,385,811)         (14,721,467)
 From net realized gain on investments:
  Class A ...................................................        (1,702,480)                --
  Class B ...................................................       (25,348,019)                --
                                                                ---------------        -------------
   Total dividends and distributions to shareholders ........       (41,433,811)         (14,977,488)
                                                                ---------------        -------------
Capital share transactions:
 Net proceeds from sale of shares:
  Class A ...................................................        63,597,398           18,317,094
  Class B ...................................................       191,433,792          129,891,503
 Net asset value of shares issued to
  shareholders in reinvestment of dividends
  and distributions:
  Class A ...................................................         2,679,639              252,728
  Class B ...................................................        37,951,434           14,355,622
                                                                ---------------        -------------
                                                                    295,662,263          162,816,947
 Cost of shares redeemed:
  Class A ...................................................       (20,159,616)          (1,287,141)
  Class B ...................................................      (135,617,553)         (99,927,014)
                                                                ---------------        -------------
   Increase in net assets derived from
    capital share transactions ..............................       139,885,094           61,602,792
                                                                ---------------        -------------
   Net increase in net assets ...............................       218,765,674          231,362,526

NET ASSETS:
Beginning of year ...........................................       880,087,414          648,724,888
                                                                ---------------        -------------
End of year .................................................   $ 1,098,853,088        $ 880,087,414
                                                                ===============        =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                        Class B
                                                                                      ----------------------------------------------
                                       Class A      Class B      Class A    Class B   September 1
                                       -------      -------      -------    -------     through            Year ended August 31
                                         Year ended              Year ended           December 31    ------------------------------
                                        December 31, 1996        December 31, 1995      1994*         1994        1993        1992
                                       --------------------      ------------------   ---------      ------      ------      ------
Net asset value at beginning
 of period ......................      $18.53        $18.53      $14.76      $14.76     $15.28       $15.42      $13.37      $13.89
                                       ------        ------      ------      ------     ------       ------      ------      ------

Net investment income ...........        0.37          0.27        0.42        0.33       0.11         0.38        0.33        0.22
Net realized and unrealized
 gain (loss) on investments .....        2.07          2.08        3.77        3.77      (0.52)       (0.02)       2.31        0.32
                                       ------        ------      ------      ------     ------       ------      ------      ------

Total from investment operations         2.44          2.35        4.19        4.10      (0.41)        0.36        2.64        0.54
                                       ------        ------      ------      ------     ------       ------      ------      ------

Less dividends and distributions:
From net investment income ......       (0.37)        (0.27)      (0.42)      (0.33)     (0.11)       (0.37)      (0.36)      (0.23)

From net realized gain
 on investments .................       (0.51)        (0.51)      --          --         --           (0.13)      (0.23)      (0.83)

                                       ------        ------      ------      ------     ------       ------      ------      ------

Total dividends and distributions       (0.88)        (0.78)      (0.42)      (0.33)     (0.11)       (0.50)      (0.59)      (1.06)

                                       ------        ------      ------      ------     ------       ------      ------      ------

Net asset value at end of period       $20.09        $20.10      $18.53      $18.53     $14.76       $15.28      $15.42      $13.37
                                       ======        ======      ======      ======     ======       ======      ======      ======


Total investment return(a) ......      13.22%        12.73%      28.66%      27.96%     (2.65%)       2.41%      20.09%       3.96%
Ratios (to average net assets)
 / Supplemental Data:
 Net investment income ..........        1.9%          1.4%        2.5%        2.0%       2.5%+        2.5%        2.4%        1.7%
 Expenses .......................        1.1%          1.6%        1.1%        1.7%       1.7%+        1.7%        1.8%        2.0%
Portfolio turnover rate .........        173%          173%        228%        228%        74%         273%        340%        316%
Average commission rate paid ....    $0.0599       $0.0599(b)       (b)         (b)        (b)          (b)         (b)         (b)
Net assets at end of
 period (in 000's) ..............    $68,975    $1,029,878     $19,206   $ 860,881   $648,725     $639,619    $486,959     $292,002


----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distributions commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined(a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of

Notes to Financial Statements


business of the New York Stock Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") for which it sells mortgage backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDR are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $73,249 and $1,994 have been reclassified from accumulated distribution in excess of net investment income and accumulated undistributed net realized gain on investments, respectively, to additional paid-in capital.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

MainStay Total Return Fund


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and facilities furnished at an annual rate of 0.32% of the average daily net assets of the Fund. The Adviser and Administrator have voluntarily agreed to reduce their combined fees to 0.60% on assets in excess of $500 million.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

Notes to Financial Statements continued


(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFEDistributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on shares of Class A Fund shares retained by NYLIFE Distributors was $334,470 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $745,382 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFESecurities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $63,915.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $28,256 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $126,154.


Note 4--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996, purchases and sales of U.S. Government securities, other than short-term securities, were $1,227,470 and $1,282,655, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $554,778 and $392,476, respectively.

MainStay Total Return Fund


Note 5--Capital Share Transactions (in 000's):

                                                    Year ended December 31
                                                     1996           1995
                                              -----------------  -----------------
                                              Class A   Class B  Class A  Class B
                                              -------   -------  -------  -------
Shares sold ..............................     3,241     9,841    1,098    7,677
Shares issued in reinvestment of
 dividends and distributions .............       170     1,889       14      837
                                               -----     -----    -----    -----
                                               3,411    11,730    1,112    8,514
Shares redeemed ..........................     1,015     6,942       75    6,008
                                               -----     -----    -----    -----
Net increase .............................     2,396     4,788    1,037    2,506
                                               =====     =====    =====    =====

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Total Return Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of Fund] S&P 500*                                 of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 International Equity Fund  graph indicating     international stock markets with         of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth      You seek a combination of income and
 TOTAL RETURN FUND          graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of Fund] for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for    You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth      may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income            into common stock
------------------------------------------------------------------------------------------------------------------------------------



* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An aggressive high yield bond            You want to maximize current income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------



A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                               Total Return Fund
-------------------------------------------------------------------------------


                               1996 Annual Report

                               December 31, 1996


                               [LOGO] MainStay(R)
                                      Funds



                               Officers & Trustees

                         Alice T. Kane     Chairperson and Trustee
                         Walter W. Ubl     President, Chief Executive
                                           Officer, and Trustee
                       Edward J. Hogan     Trustee
                         Harry G. Hohn     Trustee
              Nancy Maginnes Kissinger     Trustee
                      Terry L. Lierman     Trustee
                   Donald E. Nickelson     Trustee
                        Donald K. Ross     Trustee
                   Richard S. Trutanic     Trustee
                    Jefferson C. Boyce     Senior Vice President
                      Anthony W. Polis     Chief Financial Officer
                    Richard W. Zuccaro     Tax Vice President
                   A. Thomas Smith III     Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MainStay(R) Funds

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Total Return Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                      MSAN15 (297)
[GRAPHIC]

Table of Contents


Chairperson's Letter                                                           2

MainStay Value Fund Highlights                                                 3

$10,000 Invested in the MainStay
Value Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                            4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year Performance                                                       6

Diversification by Industry--Top 5                                             7

Portfolio Composition                                                          8

Returns & Lipper Rankings                                                      9

Top 10 Equity Holdings                                                        10

10 Largest Purchases                                                          10

10 Largest Sales                                                              10

Portfolio of Investments                                                      11

Financial Statements                                                          14

Notes to Financial Statements                                                 18

Report of Independent Accountants                                             22

The MainStay Funds                                                            24

--------------------------------------------------------------------------------


[GRAPHIC]


Chairperson's Letter

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds have surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

Good, strong performance is important, but we shouldn't lose sight of what must be consistent in any climate: the philosophy, the strategies, the education, and the communication between the mutual fund company, the Registered Representatives, and the investors. It shouldn't be assumed that the market will continue at this pace. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long-term course to help get there.

That's where MainStay(R) comes in. It's a name that stands for staying the course. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating materials that go beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What is the S&P 500 and what can it tell me about my investments?

We at MainStay have a responsibility to help you, our investors, stay informed and in a position to make intelligent decisions at the right times. With all the high-tech changes, your Registered Representative is still one of the most valuable resources in the industry. Take advantage of yours. Seek his or her perspective and assistance this year, not just on the markets, but on your individual situation. Keep sight of your core requirements and risk tolerances, and be aware of how your lifestyle and goals may change.

No one can promise 1997 will be a repeat of 1996 because the market is ever changing. But we at MainStay can promise to continue managing Funds to seek downside protection as well as upside performance. We'll be with you, from the home office to your Registered Representative, to help you stay the course toward your investment horizons.

Wishing you all the best,


/s/ Alice T. Kane

Alice T. Kane

January 1997


----------
* As measured by the S&P 500, an unmanaged index considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's.

--------------------------------------------------------------------------------

MainStay Value Fund Highlights


--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
================================================================================

o    A variety of factors converged to make 1996 a good year for value stocks

o    Acquisition activity reached record levels during the year

o Value stocks showed rapid recovery in the fourth quarter and outpaced growth equities for the year

================================================================================



--------------------------------------------------------------------------------

1996 FUND HIGHLIGHTS

================================================================================

o One-year total returns of 21.84% and 21.11% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/96

o A stock market downturn in the July-August time frame highlighted the risk control dynamics of our investment philosophy, which helped the Fund (both share classes) outperform the average Lipper+ growth and income fund

o The Fund identified value and free cash flow in a number of companies that also attracted acquirers, resulting in significant stock appreciation

o The Fund's focus on financial services and tobacco and energy-related business benefited the portfolio

o    During the year, the Fund's track record exceeded ten years

================================================================================


----------
+ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
Value Fund versus S&P 500
and Inflation


CLASS A SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      S&P              MainStay
                      500             Value Fund            Inflation
--------------------------------------------------------------------------------
5/1/86             $10,000            $ 9,450.0              $10,000
12/86               10,518              8,551.31              10,193
12/87               11,070              8,331.4               10,644
12/88               12,903              9,673.68              11,113
12/89               16,983             11,741.8               11,629
12/90               16,457             11,031.8               12,355
12/91               21,460             15,583.0               12,724
12/92               23,093             18,625.1               13,100
12/93               25,412             21,148.2               13,459
12/94               25,747             21,102.1               13,809
12/95               35,412             27,166.1               14,168
12/96               43,536             33,099.0               14,637


[GRAPHIC] MainStay Value Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


CLASS B SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      S&P              MainStay
                      500             Value Fund            Inflation
--------------------------------------------------------------------------------
5/1/86             $10,000            $10,000.0              $10,000
12/86               10,518              9,049.0               10,193
12/87               11,070              8,816.3               10,644
12/88               12,903             10,236.7               11,113
12/89               16,983             12,425.2               11,629
12/90               16,457             11,673.9               12,355
12/91               21,460             16,490.0               12,724
12/92               23,093             19,709.1               13,100
12/93               25,412             22,379.1               13,459
12/94               25,747             22,330.3               13,809
12/95               35,412             28,585.5               14,168
12/96               43,536             34,620.0               14,637


[GRAPHIC] MainStay Value Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


----------
     The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


[GRAPHIC] Photo of Value Fund Team

VALUE FUND TEAM

Denis Laplaige, Jeffrey Simon, Matthew Shefler,
Mark Spellman, Michael Sheridan, and Judy Secunda


For the first nine months of 1996, slow economic growth favored the growth equity discipline. A severe market downturn in July, however, brought value stocks to attractive levels, marking a significant turning point for the value market. When the economy picked up in the fourth quarter, value stocks were poised for rapid advances and value stocks generally outperformed growth equities through the end of the year.

Low valuations among companies with strong fundamentals and free cash flow also triggered a record level of merger and acquisition activity during 1996. This was very beneficial for value investors, who seek companies that are generally undervalued by the marketplace and often make attractive acquisition candidates.

While stock market returns for 1996 were more than twice the average annual total return for the previous 70 years,++ as of 12/31/96, the advances were primarily concentrated in a small number of issues. Certain stocks in the Dow Jones Industrial Average(ss.) accounted for more of its gains than others, thereby making individual security selection a key factor in determining performance. For the year, the average Lipper|| growth and income fund provided a total return of 20.78%.

Given this context, how did the MainStay Value Fund do in 1996?

The Fund had a strong year. For the 12 months ended December 31, 1996, the MainStay Value Fund returned 21.84% and 21.11% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes outperformed the average Lipper growth and income fund, which returned 20.78% for the same period.


What were the primary reasons for the Fund's outperformance?

Our bottom-up approach to value investing is based on individual security selection and emphasizes companies with low price to earnings ratios and free cash flow. By staying true to our disciplines, we were able to ride out the ups and downs of the market and achieve excellent returns.

In addition, this year a surprising number of companies that were selected for their fundamental value also attracted the attention of acquirers, which helped the Fund's stocks appreciate significantly--and in many cases, we kept the acquirer's


[GRAPHIC]


Bottom-up investing
-------------------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.


----------
++   Source: Ibbotson Associates, Chicago.
ss. The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks.
|| See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

--------------------------------------------------------------------------------

Correction
----------

A shift in security prices which brings them more in line with historically appropriate levels.


[GRAPHIC]

--------------------------------------------------------------------------------

YEAR-BY-YEAR PERFORMANCE

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

           Year-End                      Total Return %
--------------------------------------------------------------------------------
            12/86                            -9.51
            12/87                            -2.57
            12/88                            16.11
            12/89                            21.38
            12/90                            -6.05
            12/91                            41.26
            12/92                            19.52
            12/93                            13.55
            12/94                            -0.22
            12/95                            28.74 Class A
            12/95                            28.01 Class B
            12/96                            21.84 Class A
            12/96                            21.11 Class B


----------
Returns are for Class B shares unless otherwise noted. See footnote + on page 9 for more information on performance.

--------------------------------------------------------------------------------

securities in our portfolio after the transaction was completed.

Can you give us some examples?

In the first quarter, U.S. Healthcare was taken over by Aetna, which was positive for the portfolio. After the acquisition, we held Aetna's securities in the portfolio. First Interstate was a bank acquired by Wells Fargo & Co., and we also held Wells Fargo & Co. stock in the portfolio.

In the second quarter, we saw strong fundamentals and free cash flow in Vigoro, a fertilizer company, and Varity, an auto-related company. Consolidation efforts by those industries brought high premiums for these stocks. In the third quarter, Boatmen's Bancshares was purchased by NationsBank, and later in the quarter, Conrail received a bid from CSX Corp., which escalated into a bidding war with Norfolk Southern. In the fourth quarter, Long Island Lighting received a bid from Brooklyn Union Gas. All of these transactions proved to be highly positive for our shareholders.

Did everything in the portfolio do that well?

No, we had our share of disappointments in 1996. In the second quarter we bought AT&T, and shortly afterward, AT&T's president resigned and the company's earnings prospects weakened. We sold the stock in the third quarter at a 10% loss. As it happens, that was a good decision, since the stock went down even further. In financial services, we bought Torchmark and Providian after the market correction. When these stocks didn't participate in the uptrend that followed, we revisited our decision and decided to reallocate these funds. Although the transactions were relatively neutral, we missed some opportunities since the financial services sector advanced 35%. Another disappointment was Hanson PLC, which was a breakup candidate. Often, companies realize value by dividing into separate units. But in this case, the European economy went down and each component lost earning power.

[GRAPHIC]


DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/96

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Banks                                                8.5%
Chemicals                                            8.3%
Insurance                                            6.2%
Food, Beverages, & Tobacco                           6.0%
Health Care                                          5.3%
All Other                                           65.7%


----------
Note: Actual percentages will vary over time.


Were there other stocks you sold?

Yes, we had some positive sales. For example, IBM went up 68%, Gateway went up 119%, and Intel went up 25% for the year ended 12/31/96, resulting in a gain for the Fund.

If the stocks were rising so fast, why did you sell them?

Part of our value discipline is to sell stocks when their value has been realized. Even if a stock is shooting for the moon, we won't hold it if we feel it is approaching or has reached its fair market value.

How did your portfolio perform during the market downturn in July?

Generally, we seek to perform with or ahead of the market as it rises, and significantly better than the market when it declines. During the correction in July, value stocks were definitely hurt, but the Fund's portfolio performed according to our disciplines and outperformed the market. Since our objective is to own undervalued issues in the Fund's portfolio, the decline in values presented new opportunities. In fact, it made the Fund's positions even more attractive. As we had hoped, many of the Fund's stocks showed remarkable advances during the recovery later in the year. So our decision to hold was very positive for investors.

Why did you concentrate on consumer cyclicals?

We were anticipating an upturn in the economy. While we had to weather a downturn to get there, our endurance paid off. When the economy picks up, consumers go out and buy things. That's good for retailers like Sears, Federated Department Stores, and J.C. Penney. It's also good for companies that make the products consumers buy, like Fruit of the Loom, Reebok International, and General Motors.


[GRAPHIC]


Recovery
--------
A market recovery refers to a rise in security prices that were formerly depressed. An economic recovery refers to a general improvement in formerly weak fundamentals underlying a country's gross domestic product, which may include factory output, sales, productivity, employment, and relative currency values.

[GRAPHIC]


----------
* Returns reflect performance during the period securities were held in the Fund.


Were there other areas that did well?

Yes, it was a good year for energy, and Parker & Parsley is a stock we own that was up 68% for the year. Railroads also provided positive returns, with Union Pacific up 34%* and Conrail, which is in the takeover process, up 46%. Financial stocks also did well. We found value in Travelers Group (+47%), Allstate (+43%), Bankers Trust (+37%), and with the takeovers at Boatmen's Bancshares and First Interstate. Unfortunately, we reduced our exposure to financials during the year, which negatively impacted the Fund's performance. If rates rise and financials return to lower levels, we may look for buying opportunities in 1997.

What else do you see ahead for 1997?

Right now, our proprietary research is pointing in more conservative directions, with utilities showing unusual value characteristics. This may signal a return to more typical stock performance, or the possibility of higher volatility. We'll continue to use our stock selection process to identify attractive value candidates, and we're hoping that the downturn in 1996 has signaled that value investing will be in favor for an extended period. Whatever the markets bring, we'll continue to pursue the Fund's objective, seeking to realize maximum long-term total return from a combination of capital growth and income.


Denis Laplaige
Jeffrey Simon
Portfolio Managers


[GRAPHIC]


PORTFOLIO COMPOSITION AS OF 12/31/96

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stocks                                    93.1%
Preferred Stocks                                  0.8%
Cash & Equivalents                                6.1%


----------
Note: Actual percentages will vary over time.

Returns & Lipper Rankings as of 12/31/96


Fund average annual total returns+

------------------------------------------------------------------------------------------------------------------------------------

                                                         1 year               5 years              10 years          Life of Fund
                                                                                                                   through 12/31/96
====================================================================================================================================
Class A                                                  21.84%                16.26%                14.49%             12.45%
Class B                                                  21.11%                15.99%                14.36%             12.33%
====================================================================================================================================


Fund SEC returns+
------------------------------------------------------------------------------------------------------------------------------------

                                                         1 year               5 years              10 years          Life of Fund
                                                                                                                   through 12/31/96
====================================================================================================================================

Class A                                                  15.14%                14.95%                13.85%             11.86%
Class B                                                  16.11%                15.77%                14.36%             12.33%
====================================================================================================================================


Fund Lipper++ rankings & Lipper category returns as of 12/31/96
------------------------------------------------------------------------------------------------------------------------------------

                                1 year                    5 years                  10 years                    Life of Fund
                                                                                                             through 12/31/96
====================================================================================================================================

Class A                         184 out of                n/a                      n/a                           n/a
                                522 funds
Class B                         232 out of                 41 out of                30 out of                     68 out of
                                522 funds                 212 funds                123 funds                     115 funds
Average Lipper
growth and
income fund                     20.78%                    13.87%                   13.13%                        12.30%
====================================================================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/96
================================================================================
                 NAV 12/31/96                Income                Capital Gains
Class A            $20.34                  $0.3017                   $1.5741
Class B            $20.32                  $0.2002                   $1.5741
================================================================================


----------
+ Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.
++ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/96. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

[GRAPHIC]


----------
Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.


Top 10 Equity Holdings as of 12/31/96

--------------------------------------------------------------------------------
HOLDING                                                                  AMOUNT
================================================================================
Philip Morris Cos., Inc.                                            $27,739,538
Xerox Corp.                                                          27,075,563
Aetna Inc.                                                           26,528,000
Allstate Corp.                                                       24,810,434
Chubb Corp.                                                          24,617,500
IMC Global Inc.                                                      24,414,000
International Business Machines Corp.                                23,631,500
RJRNabisco Holdings Corp.                                            21,729,400
Goodyear Tire & Rubber Co.                                           21,423,375
Wells Fargo &Co.                                                     20,501,000
================================================================================

10 Largest Purchases for the 12 months ended 12/31/96
--------------------------------------------------------------------------------
SECURITY                                                     AMOUNT OF PURCHASE
================================================================================
Xerox Corp.                                                         $23,698,534
AT&T Corp.                                                           22,382,789
Tenneco Inc.                                                         20,946,992
Ford Motor Co.                                                       19,230,701
Wells Fargo &Co.                                                     17,645,785
Elf Aquitaine ADR                                                    15,813,700
Hanson PLC ADR                                                       15,112,041
Dow Chemical Co.                                                     15,023,923
Mark IV Industries, Inc.                                             14,059,161
Echlin Inc.                                                          13,498,717
================================================================================

10 Largest Sales for the 12 months ended 12/31/96
--------------------------------------------------------------------------------
SECURITY                                                          AMOUNT OF SALE
================================================================================
AT&T Corp.                                                          $17,368,456
British Petroleum Co., PLC ADR                                       14,579,379
U.S. Healthcare Inc.                                                 13,980,811
International Business Machines Corp.                                13,945,250
First Bank System, Inc.                                              13,078,309
Tupperware Corp.                                                     12,321,553
Eastman Kodak Co.                                                    12,134,322
Sears, Roebuck &Co.                                                  10,961,922
First Interstate Bancorp.                                            10,869,254
Loral Corp.                                                          10,341,077
================================================================================

Portfolio of Investments December 31, 1996

                                                   Shares           Value
                                               ==============================
COMMON STOCKS (93.1%)+

AEROSPACE/DEFENSE ELECTRONICS (3.3%)
Coltec Industries Inc. (a) .................       520,000    $     9,815,000
Gulfstream Aerospace Corp. (a) .............       180,000          4,365,000
Litton Industries, Inc. (a) ................       225,800         10,753,725
Lockheed Martin Corp. ......................        61,187          5,598,610
McDonnell Douglas Corp. ....................        61,300          3,923,200
Newport News Shipbuilding Inc. (a) .........        81,760          1,226,400
                                                              ---------------
                                                                   35,681,935
                                                              ---------------

AUTO MANUFACTURING (3.2%)
Ford Motor Co. .............................       598,700         19,083,562
General Motors Corp. .......................       283,800         15,821,850
                                                              ---------------
                                                                   34,905,412
                                                              ---------------

AUTO PARTS (2.5%)
Echlin Inc. ................................       411,400         13,010,525
Mark IV Industries, Inc. ...................       618,900         14,002,613
                                                              ---------------
                                                                   27,013,138
                                                              ---------------

BANKS (8.5%)
Bankers Trust New York Corp. ...............       158,000         13,627,500
Boatmen's Bancshares, Inc. .................       287,500         18,543,750
Chase Manhattan Corp. ......................       153,000         13,655,250
National City Corp. ........................       215,400          9,666,075
PNC Bank Corp. .............................       439,000         16,517,375
Wells Fargo & Co. ..........................        76,000         20,501,000
                                                              ---------------
                                                                   92,510,950
                                                              ---------------

BUILDING MATERIALS (2.3%)
Armstrong World Industries, Inc. ...........       220,200         15,303,900
Masco Corp. ................................       264,900          9,536,400
                                                              ---------------
                                                                   24,840,300
                                                              ---------------

CAPITAL GOODS (3.5%)
Case Corp. .................................       211,600         11,532,200
Xerox Corp. ................................       514,500         27,075,563
                                                              ---------------
                                                                   38,607,763
                                                              ---------------

CHEMICALS (8.3%)
Agrium Inc. ................................       759,800         10,447,250
Dow Chemical Co. ...........................       187,500         14,695,313
FMC Corp. (a) ..............................       153,600         10,771,200


                                                   Shares           Value
                                               ==============================
CHEMICALS (Continued)
Georgia Gulf Corp. .........................       378,200    $    10,164,125
IMC Global Inc. ............................       624,000         24,414,000
International Specialty
  Products Inc. (a) ........................       145,700          1,784,825
Lyondell Petrochemical Co. .................       355,000          7,810,000
PPG Industries, Inc. .......................       187,400         10,517,825
                                                              ---------------
                                                                   90,604,538
                                                              ---------------

COMPUTERS & OFFICE EQUIPMENT (0.6%)
Gateway 2000, Inc. (a) .....................       117,000          6,266,813
                                                              ---------------

CONGLOMERATES (2.3%)
Hanson PLC ADR (b) .........................       906,900          6,121,575
Tenneco Inc. ...............................       418,800         18,898,350
                                                              ---------------
                                                                   25,019,925
                                                              ---------------

DOMESTIC OIL (3.9%)
Amerada Hess Corp. .........................        92,100          5,330,287
Noble Affiliates, Inc. .....................       185,500          8,880,812
Parker & Parsley
  Petroleum Co. ............................       259,000          9,518,250
Unocal Corp. ...............................       456,500         18,545,313
                                                              ---------------
                                                                   42,274,662
                                                              ---------------

ENERGY (5.3%)
Coastal Corp. ..............................       308,300         15,068,163
MAPCO Inc. .................................       493,400         16,775,600
PanEnergy Corp. ............................       360,300         16,213,500
Seagull Energy Corp. (a) ...................       435,300          9,576,600
                                                              ---------------
                                                                   57,633,863
                                                              ---------------

FINANCE (1.6%)
Travelers Group Inc. .......................       383,857         17,417,511
                                                              ---------------

FOOD (2.0%)
Archer-Daniels-Midland Co. .................       415,617          9,143,574
IBP, Inc. ..................................       508,700         12,335,975
                                                              ---------------
                                                                   21,479,549
                                                              ---------------

FOOD, BEVERAGES & TOBACCO (6.0%)
American Brands, Inc. ......................       322,100         15,984,212
Philip Morris Cos. Inc. ....................       246,300         27,739,538
RJR Nabisco Holdings Corp. .................       639,100         21,729,400
                                                              ---------------
                                                                   65,453,150
                                                              ---------------


----------
+    Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

                                                   Shares           Value
                                               ==============================
COMMON STOCKS (Continued)

HEALTH CARE (5.3%)
Aetna Inc. .................................       331,600    $    26,528,000
FHP International Corp. (a) ................        52,100          1,934,212
Humana Inc. (a) ............................       859,000         16,428,375
WellPoint Health Networks Inc. (a) .........       383,700         13,189,688
                                                              ---------------
                                                                   58,080,275
                                                              ---------------

HOUSEHOLD PRODUCTS (0.4%)
Premark International, Inc. ................       218,200          4,854,950
                                                              ---------------

INSURANCE (6.2%)
Allstate Corp. (The) .......................       428,690         24,810,434
American International
  Group, Inc. ..............................       168,150         18,202,237
Chubb Corp. ................................       458,000         24,617,500
                                                              ---------------
                                                                   67,630,171
                                                              ---------------

INTERNATIONAL OIL (3.1%)
Elf Aquitaine ADR (b) ......................       385,700         17,452,925
Occidental Petroleum Corp. .................       696,800         16,287,700
                                                              ---------------
                                                                   33,740,625
                                                              ---------------

OIL SERVICES (0.5%)
Union Pacific
Resources Group, Inc. ......................       182,601          5,341,079
                                                              ---------------

PAPER & FOREST PRODUCTS (3.9%)
Bowater Inc. ...............................       310,100         11,667,513
Chesapeake Corp. ...........................       255,900          8,028,862
Rayonier Inc. ..............................       216,950          8,325,456
Stone Container Corp. ......................       508,600          7,565,425
Temple-Inland Inc. .........................       139,400          7,545,025
                                                              ---------------
                                                                   43,132,281
                                                              ---------------

RAILROADS (4.0%)
Conrail Inc. ...............................       162,512         16,190,258
Illinois Central Corp. .....................       462,450         14,798,400
Union Pacific Corp. ........................       215,600         12,962,950
                                                              ---------------
                                                                   43,951,608
                                                              ---------------

RETAIL (4.5%)
Dillard Department Stores,
  Inc. Class A .............................       236,000          7,286,500
Federated Department Stores,
  Inc. (a) .................................       348,000         11,875,500


                                                   Shares           Value
                                               ==============================
RETAIL (Continued)
Kroger Co. (a) .............................       332,700    $    15,470,550
Penney (J.C.) Co. Inc. .....................       311,000         15,161,250
                                                              ---------------
                                                                   49,793,800
                                                              ---------------

TECHNOLOGY (2.2%)
International Business Machines
  Corp. ....................................       156,500         23,631,500
                                                              ---------------

TEXTILE & APPAREL (2.8%)
Burlington Industries, Inc. (a) ............       459,700          5,056,700
Fruit of the Loom, Inc. Class A (a) ........       304,800         11,544,300
Reebok International Ltd. ..................       324,900         13,645,800
                                                              ---------------
                                                                   30,246,800
                                                              ---------------

TIRE & RUBBER (1.9%)
Goodyear Tire & Rubber Co. (The) ...........       417,000         21,423,375
                                                              ---------------

TRANSPORTATION (1.1%)
Arkansas Best Corp. ........................       338,000          1,478,750
CSX Corp. ..................................       254,000         10,731,500
                                                              ---------------
                                                                   12,210,250
                                                              ---------------

UTILITIES-ELECTRIC (3.9%)
Entergy Corp. ..............................       252,600          7,009,650
Long Island Lighting Co. ...................       721,800         15,969,825
Niagara Mohawk Power Corp. (a) .............       622,800          6,150,150
Unicom Corp. ...............................       519,400         14,088,725
                                                              ---------------
                                                                   43,218,350
                                                              ---------------

Total Common Stocks
  (Cost $823,856,059) ......................                    1,016,964,573
                                                              ---------------


PREFERRED STOCKS (0.8%)


DOMESTIC OILS (0.1%)
Parker & Parsley Capital LLC
  6.25% (c) ................................        27,000          1,788,750
                                                              ---------------

INTERNATIONAL OIL (0.7%)
Occidental Petroleum Corp.
  $3.875 (c) ...............................       130,000          7,410,000
                                                              ---------------
Total Preferred Stocks
  (Cost $8,393,375) ........................                        9,198,750
                                                              ---------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                 Principal
                                                   Amount           Value
                                               ==============================
SHORT-TERM INVESTMENTS (5.8%)

COMMERCIAL PAPER (5.8%)
American Express Credit Corp.
  5.80%, due 1/6/97 ........................   $21,922,000    $    21,922,000
American General Finance Corp. .............
  5.90%, due 1/2/97 ........................    18,906,000         18,906,000
Prudential Funding Corp. ...................
  6.10%, due 1/3/97 ........................    22,899,000         22,899,000
                                                              ---------------
Total Short-Term Investments
  (Cost $63,727,000) .......................                       63,727,000
                                                              ---------------
Total Investments
(Cost $895,976,434) (d) ....................          99.7%     1,089,890,323(e)
Cash and Other Assets,
Less Liabilities ...........................           0.3          2,676,219
                                               -----------    ---------------
Net Assets .................................         100.0%   $ 1,092,566,542
                                               ===========    ===============


----------
(a)  Non-income producing securities.
(b)  ADRAmerican Depository Receipt.
(c)  May be sold to institutional investors only.
(d)  The cost for Federal income tax purposes is $896,252,559.
(e) At December 31, 1996 net unrealized appreciation was $193,637,764, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $206,952,635 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,314,871.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities

AS OF DECEMBER 31, 1996
ASSETS:
Investment in securities, at value
 (identified cost $895,976,434) ................................ $1,089,890,323
Cash ...........................................................            404
Receivables:
  Dividends and interest .......................................      2,811,793
  Fund shares sold .............................................      2,029,992
  Investment securities sold ...................................      1,203,000
Other assets ...................................................            545
                                                                 --------------
   Total assets ................................................  1,095,936,057
                                                                 --------------
LIABILITIES:
Payables:
  Fund shares redeemed .........................................      1,424,048
  NYLIFE Distributors ..........................................        918,546
  Investment securities purchased ..............................        471,354
  Adviser ......................................................        263,864
  Transfer agent ...............................................         42,153
  Custodian ....................................................         12,503
  Trustees .....................................................          6,987
Accrued expenses ...............................................        230,060
                                                                 --------------
   Total liabilities ...........................................      3,369,515
                                                                 --------------
Net assets ..................................................... $1,092,566,542
                                                                 ==============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ...................................................... $       36,025
  Class B ......................................................        501,517
Additional paid-in capital .....................................    877,593,751
Accumulated undistributed net investment income ................        115,020
Accumulated undistributed net realized gain on investments .....     20,406,340
Net unrealized appreciation on investments .....................    193,913,889
                                                                 --------------
Net assets ..................................................... $1,092,566,542
                                                                 ==============

CLASS A
Net assets applicable to outstanding shares .................... $   73,259,108
                                                                 ==============
Shares of beneficial interest outstanding ......................      3,602,507
                                                                 ==============
Net asset value per share outstanding .......................... $        20.34
Maximum sales charge (5.50% of offering price) .................           1.18
                                                                 --------------
Maximum offering price per share outstanding ................... $        21.52
                                                                 ==============

CLASS B
Net assets applicable to outstanding shares .................... $1,019,307,434
                                                                 ==============
Shares of beneficial interest outstanding ......................     50,151,718
                                                                 ==============
Net asset value per share outstanding .......................... $        20.32
                                                                 ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations


FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
Income:
  Dividends (a) ..............................................      $ 19,442,972
  Interest ...................................................         4,409,424
                                                                    ------------
   Total income ..............................................        23,852,396
                                                                    ------------
Expenses:
  Distribution--Class B ......................................         4,480,907
  Administration .............................................         2,682,642
  Advisory ...................................................         2,682,642
  Service ....................................................         2,237,645
  Transfer agent .............................................         1,212,713
  Shareholder communication ..................................           347,242
  Registration ...............................................           153,821
  Recordkeeping ..............................................           116,985
  Professional ...............................................           103,477
  Custodian ..................................................            89,592
  Trustees ...................................................            28,566
  Miscellaneous ..............................................            14,553
                                                                    ------------
   Total expenses ............................................        14,150,785
                                                                    ------------
Net investment income ........................................         9,701,611
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .............................        92,855,281
Net change in unrealized appreciation on investments .........        75,689,305
                                                                    ------------
Net realized and unrealized gain on investments ..............       168,544,586
                                                                    ------------
Net increase in net assets resulting from operations .........      $178,246,197
                                                                    ============


----------
(a)  Dividends recorded net of foreign withholding taxes of $109,965.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                    Year ended        Year ended
                                                                                                   December 31,       December 31,
                                                                                                      1996               1995
                                                                                                 ---------------    ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ......................................................................   $     9,701,611    $     5,378,686
  Net realized gain on investments ...........................................................        92,855,281         16,635,456
  Net change in unrealized appreciation on investments .......................................        75,689,305        123,032,869
                                                                                                 ---------------    ---------------
  Net increase in net assets resulting from operations .......................................       178,246,197        145,047,011
                                                                                                 ---------------    ---------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A ...................................................................................          (748,274)          (267,440)
   Class B ...................................................................................        (8,838,317)        (6,780,394)

  From net realized gain on investments:
   Class A ...................................................................................        (5,171,720)          (426,799)
   Class B ...................................................................................       (73,072,126)       (12,055,583)
                                                                                                 ---------------    ---------------
     Total dividends and distributions to shareholders .......................................       (87,830,437)       (19,530,216)
                                                                                                 ---------------    ---------------
Capital share transactions: Net proceeds from sale of shares:
   Class A ...................................................................................        54,270,033         23,330,370
   Class B ...................................................................................       263,788,646        181,653,393
  Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions:
   Class A ...................................................................................         5,840,804            685,112
   Class B ...................................................................................        80,291,437         18,480,553
                                                                                                 ---------------    ---------------
                                                                                                     404,190,920        224,149,428
  Cost of shares redeemed:
   Class A ...................................................................................       (16,170,142)        (1,267,040)
   Class B ...................................................................................      (119,967,686)       (86,666,292)
                                                                                                 ---------------    ---------------
     Increase in net assets derived from capital share transactions ..........................       268,053,092        136,216,096
                                                                                                 ---------------    ---------------
     Net increase in net assets ..............................................................       358,468,852        261,732,891

NET ASSETS:
Beginning of year ............................................................................       734,097,690        472,364,799
                                                                                                 ---------------    ---------------
End of year ..................................................................................   $ 1,092,566,542    $   734,097,690
                                                                                                 ===============    ===============
Accumulated undistributed net investment income ..............................................   $       115,020    $       --
                                                                                                 ===============    ===============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                          Class B
                                                                                      ---------------------------------------------
                                    Class A       Class B    Class A       Class B    September 1
                                    -------       -------    --------      -------      through           Year ended August 31
                                         Year ended               Year ended          December 31    ------------------------------
                                      December 31, 1996        December 31, 1995         1994*        1994        1993        1992
                                   ----------------------   ----------------------      ------       ------      ------      ------
Net asset value at
  beginning of period ...........    $18.25        $18.25      $14.66       $14.66      $16.30       $15.90      $13.82      $13.27
                                     ------        ------      ------       ------      ------       ------      ------      ------
Net investment income ...........      0.30          0.20        0.29         0.19        0.04         0.06        0.07        0.12
Net realized and unrealized gain
  (loss) on investments .........      3.66          3.64        3.91         3.91       (1.03)        1.04        3.40        1.64
                                     ------        ------      ------       ------      ------       ------      ------      ------
Total from investment
  operations ....................      3.96          3.84        4.20         4.10       (0.99)        1.10        3.47        1.76
                                     ------        ------      ------       ------      ------       ------      ------      ------
Less dividends and distributions:
From net investment income ......     (0.30)        (0.20)      (0.29)       (0.19)      (0.03)       (0.06)      (0.10)      (0.09)

From net realized gain on
  investments ...................     (1.57)        (1.57)      (0.32)       (0.32)      (0.62)       (0.64)      (1.29)      (1.12)

                                     ------        ------      ------       ------      ------       ------      ------      ------
Total dividends and
  distributions .................     (1.87)        (1.77)      (0.61)       (0.51)      (0.65)       (0.70)      (1.39)      (1.21)

                                     ------        ------      ------       ------      ------       ------      ------      ------
Net asset value at end of period     $20.34        $20.32      $18.25       $18.25      $14.66       $16.30      $15.90      $13.82
                                     ======        ======      ======       ======      ======       ======      ======      ======
Total investment return (a) .....     21.84%        21.11%      28.74%       28.01%      (6.03%)       7.26%      26.58%      14.82%

Ratios (to average net assets)/
  Supplemental Data:
   Net investment income ........       1.6%          1.1%        1.5%         0.9%        0.8%+        0.5%        0.5%        0.8%

   Expenses .....................       1.1%          1.6%        1.2%         1.8%        1.8%+        1.9%        1.9%        1.9%

Portfolio turnover rate .........        47%           47%         48%          48%         11%          53%         77%        145%

Average commission rate paid ....   $0.0595       $0.0595          (b)         (b)          (b)         (b)         (b)         (b)
Net assets at end of
  period (in 000's) .............   $73,259    $1,019,307     $25,258     $708,840    $472,365     $449,789    $226,524     $77,877


----------
 *   The Fund changed its fiscal year end from August 31 to December 31.
 +   Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of thirteen portfolios. These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value

Notes to Financial Statements


on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Value Fund


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1996.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Notes to Financial Statements continued


NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $574,807 for the year ended December 31, 1996. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $712,915 for the year ended December 31, 1996.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1996 were $74,914.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $23,872 for the year ended December 31, 1996.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1996 amounted to $116,985.


Note 4--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1996 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $575,831 and $386,992, respectively.


Note 5--Capital Share Transactions (in 000's):

                                                                               Year ended December 31
                                                                           1996                        1995
                                                                   -------------------      -------------------
                                                                   Class A     Class B      Class A     Class B
                                                                   -------     -------      -------     -------
Shares sold .....................................................    2,750      13,467        1,421      10,815
Shares issued in reinvestment of dividends and distributions ....      287       3,942           38       1,028
                                                                    ------      ------       ------      ------
                                                                     3,037      17,409        1,459      11,843
Shares redeemed .................................................      818       6,103           75       5,223
                                                                    ------      ------       ------      ------
Net increase ....................................................    2,219      11,306        1,384       6,620
                                                                    ======      ======       ======      ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Value Fund (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                       This page intentionally left blank

THE MAINSTAY FUNDS


GROWTH FUNDS

------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests primarily in common stocks       You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of Fund] with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
 Equity Index Fund          graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of Fund] S&P 500*                                 of stocks+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return
 International Equity Fund  graph indicating     international stock markets with         of international equities or want to
                            risk/reward of Fund] an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth      You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of Fund] bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
 VALUE FUND                 graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of Fund] for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in convertible securities for    You want income from securities that
 Convertible Fund           graph indicating     a special blend of long-term growth      may offer growth potential if converted
                            risk/reward of Fund] potential and dividend income            into common stock
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
||    Certain of the Fund's investments may be speculative.
# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                                                 Seeks a high level of current income     You are seeking to combine high
 Government Fund            [Horizontal bar      consistent with safety of principal      current income and safety of principal
                            graph indicating     primarily from U.S. government
                            risk/reward of Fund] securities(ss.)
------------------------------------------------------------------------------------------------------------------------------------

 High Yield                 [Horizontal bar      An Aggressive High Yield Bond            You Want To Maximize Current Income
 Corporate Bond Fund        graph indicating     fund that is actively managed for        and can accept the higher risk of
                            risk/reward of Fund] maximum current income||                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current yields and            You prefer the higher return potential
 International Bond Fund    [Horizontal bar      competitive total return from non-       of international bonds or want to add
                            graph indicating     U.S. bonds with an emphasis on           diversification to your domestic
                            risk/reward of Fund] risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
 Money Market Fund          graph indicating     stability of principal, and liquidity,   competitive yields on cash you're plan-
                            risk/reward of Fund] with free checkwriting#                  ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income that's         You're in a high federal income tax
 Tax Free Bond Fund         graph indicating     exempt from regular federal              bracket or want to pay less of your
                            risk/reward of Fund] income tax**                             investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    [Horizontal bar      from both federal and California         keep more of what you earn by invest-
                            graph indicating     income taxes consistent with             ing for income that's double tax free**
                            risk/reward of Fund] preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      [Horizontal bar      from federal, New York State, and        and want to keep more of what you earn
                            graph indicating     New York City income taxes consis-       with income that's double or triple tax
                            risk/reward of Fund] tent with preservation of capital**      free**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                    MAINSTAY
                                   Value Fund
--------------------------------------------------------------------------------


                               1996 Annual Report

                               December 31, 1996


                               [LOGO] MainStay(R)
                                      Funds


                               Officers & Trustees

                      Alice T. Kane     Chairperson and Trustee
                      Walter W. Ubl     President, Chief Executive
                                        Officer, and Trustee
                    Edward J. Hogan     Trustee
                      Harry G. Hohn     Trustee
           Nancy Maginnes Kissinger     Trustee
                   Terry L. Lierman     Trustee
                Donald E. Nickelson     Trustee
                     Donald K. Ross     Trustee
                Richard S. Trutanic     Trustee
                 Jefferson C. Boyce     Senior Vice President
                   Anthony W. Polis     Chief Financial Officer
                 Richard W. Zuccaro     Tax Vice President
                A. Thomas Smith III     Secretary

                             Dechert Price & Rhoads
                                 Legal Counsel


[LOGO] MainStay(R) Funds

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.
[GRAPHIC]                                                           MSAN16 (297)